                                                                     10.(i)(R)




                           MASTER SERVICE AGREEMENT
                      FOR INFORMATION TECHNOLOGY SERVICES


                                    BETWEEN


                      MONTGOMERY WARD & CO., INCORPORATED


                                      AND


                              ACXIOM CORPORATION




                               NOVEMBER 6, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                                                               PAGE
                                                                                                               ----
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BACKGROUND AND OBJECTIVES......................................................................................   1
ARTICLE 1......................................................................................................   2
   DEFINITIONS.................................................................................................   2
   Section 1.1    Certain Definitions..........................................................................   2
   Section 1.2    Other Definitions............................................................................   7
ARTICLE 2......................................................................................................   7
   MASTER AGREEMENT............................................................................................   7
   Section 2.1    Master Agreement.............................................................................   7
   Section 2.2    Master Schedules.............................................................................   7
   Section 2.3    Interpretation and Precedence................................................................   7
   Section 2.4    No Implied Agreement.........................................................................   8
ARTICLE 3......................................................................................................   8
   TERM........................................................................................................   8
   Section 3.1    Term.........................................................................................   8
   Section 3.2    Renewal Term.................................................................................   8
ARTICLE 4......................................................................................................   9
   SERVICES....................................................................................................   9
   Section 4.1    General; Service Agreements..................................................................   9
   Section 4.2    Migration Services...........................................................................   9
   Section 4.3    Specialized Services or Products.............................................................  11
   Section 4.4    Third Party Services.........................................................................  11
   Section 4.5    Resources....................................................................................  12
   Section 4.6    Cooperation..................................................................................  12
   Section 4.7    Affiliates...................................................................................  12
   Section 4.8    Changes in Law and Regulations...............................................................  13
   Section 4.9    Licenses and Permits.........................................................................  13
   Section 4.10     Dedicated/Partitioned Environment..........................................................  13
   Section 4.11     Services non-exclusive.....................................................................  14
   Section 4.12     Correction of Errors.......................................................................  14
ARTICLE 5......................................................................................................  15
   SERVICE LEVELS..............................................................................................  15
   Section 5.1    Service Level Agreements.....................................................................  15
   Section 5.2    Review of Service Levels.....................................................................  15
   Section 5.3    Measurement and Monitoring Tools.............................................................  15
   Section 5.4    Failure to Meet Service Levels...............................................................  15
   Section 5.5    Performance Standards........................................................................  16
   Section 5.6    Baseline Wards Satisfaction Survey...........................................................  17
   Section 5.7    Value Initiatives and Periodic IT Review.....................................................  17

                                       i
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
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ARTICLE 6..................................................................................................      18
   TRANSFERS OF EQUIPMENT, FACILITIES AND THIRD PARTY CONTRACTS............................................      18
   Section 6.1    Assumption of Equipment Leases...........................................................      18
   Section 6.2    Use of Wards Facilities..................................................................      18
   Section 6.3    Third Party Contracts....................................................................      19
ARTICLE 7..................................................................................................      20
   PERSONNEL...............................................................................................      20
   Section 7.1    Offers and Terms of Employment...........................................................      20
   Section 7.2    Key Supplier Positions...................................................................      20
   Section 7.3    Supplier Employees Assigned to Wards Account.............................................      21
   Section 7.4    Employment Offers........................................................................      21
ARTICLE 8..................................................................................................      21
   INTELLECTUAL PROPERTY RIGHTS AND OBLIGATIONS............................................................      21
   Section 8.1    Wards Software...........................................................................      21
   Section 8.2    Supplier Software........................................................................      22
   Section 8.3    Third Party Software.....................................................................      22
   Section 8.4    Work Product.............................................................................      23
   Section 8.5    Use of Concepts, Know-how and Methods....................................................      23
   Section 8.6    Non-Infringement.........................................................................      23
   Section 8.7    Viruses..................................................................................      24
   Section 8.8    Disabling Code...........................................................................      24
ARTICLE 9..................................................................................................      24
   CONFIDENTIALITY.........................................................................................      24
   Section 9.1    Definitions..............................................................................      24
   Section 9.2    Rights, Restrictions and Obligations of the Receiving Party..............................      25
   Section 9.3    Rights and Remedies of the Disclosing Party..............................................      27
   Section 9.4    Nondisclosure Agreements.................................................................      28
   Section 9.5    Ownership of Wards Data..................................................................      28
   Section 9.6    Return of Data...........................................................................      28
   Section 9.7    Security.................................................................................      28
   Section 9.8    Destroyed or Lost Data...................................................................      29
ARTICLE 10.................................................................................................      29
   MANAGEMENT AND SUBCONTRACTING...........................................................................      29
   Section 10.1     Project Executives.....................................................................      29
   Section 10.2     Joint Operating Committee and Executive Committee......................................      30
   Section 10.3     Wards Office Space at Supplier Facilities..............................................      30
   Section 10.4     Meetings...............................................................................      30
   Section 10.5     Reports................................................................................      30
   Section 10.6     Procedures Manual......................................................................      30
   Section 10.7     Technical Change Control...............................................................      31
   Section 10.8     Contract Change Control................................................................      32
   Section 10.9     System Change Benchmarking.............................................................      33
   Section 10.10    Subcontracting.........................................................................      33

ARTICLE 11.................................................................................................      34

                                      ii
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
   AUDITS.................................................................................................       34
   Section 11.1     Audit Rights..........................................................................       34
   Section 11.2     Payments..............................................................................       35
   Section 11.3     Supplier Audits.......................................................................       35
   Section 11.4     Survival..............................................................................       35
ARTICLE 12................................................................................................       36
   INSURANCE; RISK OF LOSS................................................................................       36
   Section 12.1     Required Insurance Coverages..........................................................       36
   Section 12.2     General Insurance Requirements........................................................       37
   Section 12.3     Risk of Loss..........................................................................       37
ARTICLE 13................................................................................................       37
   CHARGES................................................................................................       37
   Section 13.1     Charges...............................................................................       37
   Section 13.2     Pass-Through Expenses.................................................................       38
   Section 13.3     Taxes.................................................................................       38
   Section 13.4     Charges Pursuant to Change Control Procedures.........................................       40
   Section 13.5     Recordkeeping.........................................................................       40
   Section 13.6     Most Favored Customer.................................................................       40
ARTICLE 14................................................................................................       40
   INVOICING AND PAYMENT..................................................................................       40
   Section 14.1     Invoices..............................................................................       41
   Section 14.2     Payment...............................................................................       42
   Section 14.3     Proration.............................................................................       42
   Section 14.4     Refunds...............................................................................       42
   Section 14.5     Setoff and Withholding................................................................       43
ARTICLE 15................................................................................................       43
   CERTAIN REPRESENTATIONS AND WARRANTIES.................................................................       43
   Section 15.1     Mutual Representations and Warranties.................................................       43
   Section 15.2     Supplier Representations and Warranties...............................................       43
   Section 15.3     RFP and Due Diligence Assistance......................................................       44
ARTICLE 16................................................................................................       45
   INDEMNIFICATION........................................................................................       45
   Section 16.1     Indemnification by Supplier...........................................................       45
   Section 16.2     Indemnification by Wards..............................................................       45
   Section 16.3     Mutual Indemnification................................................................       46
   Section 16.4     Intellectual Property Indemnification.................................................       46
   Section 16.5     Indemnification Procedures............................................................       47
   Section 16.6     Subrogation...........................................................................       48
ARTICLE 17................................................................................................       48
   LIMITATIONS ON LIABILITY...............................................................................       48
   Section 17.1     General Intent........................................................................       48
   Section 17.2     Limit on Types of Damages Recoverable.................................................       48
   Section 17.3     Limit on Amount of Direct Damages Recoverable.........................................       49
   Section 17.4     Force Majeure.........................................................................       50
   Section 17.5     Actions of Other Party................................................................       51
ARTICLE 18................................................................................................       51
   TERMINATION............................................................................................       51

                                      iii
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   Section 18.1     Termination for Cause................................................................        51
   Section 18.2     Termination for Convenience..........................................................        53
   Section 18.3     Termination for Insolvency...........................................................        54
   Section 18.4     Termination Upon Force Majeure Event.................................................        54
   Section 18.5     Extension of Expiration or Termination Effective Date................................        54
   Section 18.6     Effect of Termination................................................................        54
   Section 18.7     Termination/Expiration Assistance....................................................        55
   Section 18.8     Purchase of Equipment................................................................        55
   Section 18.9     Supplier Software License............................................................        55
   Section 18.10    Third Party Contracts................................................................        56
   Section 18.11    Offers to Supplier Employees.........................................................        56
ARTICLE 19...............................................................................................        57
   DISPUTE RESOLUTION....................................................................................        57
   Section 19.1     General..............................................................................        57
   Section 19.2     Informal Dispute Resolution..........................................................        57
   Section 19.3     Arbitration..........................................................................        57
   Section 19.4     Continued Performance................................................................        58
   Section 19.5     Applicable Law.......................................................................        58
   Section 19.6     Jurisdiction and Venue...............................................................        58
   Section 19.7     Equitable Remedies...................................................................        59
ARTICLE 20...............................................................................................        59
   MISCELLANEOUS.........................................................................................        59
   Section 20.1     Interpretation.......................................................................        59
   Section 20.2     Binding Nature and Assignment........................................................        60
   Section 20.3     Expenses.............................................................................        60
   Section 20.4     Amendment and Waiver.................................................................        60
   Section 20.5     Further Assurances; Consents and Approvals...........................................        60
   Section 20.6     Publicity............................................................................        61
   Section 20.7     Severability.........................................................................        61
   Section 20.8     Entire Agreement.....................................................................        61
   Section 20.9     Notices..............................................................................        61
   Section 20.10    Survival.............................................................................        62
   Section 20.11    Independent Contractors..............................................................        62
   Section 20.12    Third Party Beneficiaries............................................................        62
   Section 20.13    Counterparts.........................................................................        62
   Section 20.14    Bankruptcy Court Approval............................................................        63

SCHEDULES

         Schedule A........Form of Service Agreement
         Schedule B........Form of Service Level Agreement
         Schedule C........Corporate Service Level Credits and Termination
                              Events
         Schedule D........Account Management and Governance Overview
         Schedule E........Supplier Rates

             MASTER AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES
             ----------------------------------------------------

         THIS MASTER AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES (the "Master Agreement") is made and entered into this 6th day of November, 1998 (the "Effective Date"), between Montgomery Ward & Co., Incorporated, an Illinois corporation ("Wards"), and Acxiom Corporation, a Delaware corporation ("Supplier").

                           BACKGROUND AND OBJECTIVES

         This Master Agreement is entered into in connection with Wards' decision to contract with Supplier for Supplier's provision of information technology services related to Wards' business operations. This Master Agreement sets forth the general terms and conditions governing the contractual relationship between Wards and Supplier. It is the intent of Wards and Supplier that they will, upon entering into this Master Agreement, enter into one or more Service Agreements pursuant to this Master Agreement and may, from time to time in the future, enter into one or more Value Initiative Agreements or additional Service Agreements setting forth the specific terms and conditions applicable to specific Value Initiatives or Services to be contracted for by Wards and Supplier.

         Supplier is an established provider of a broad range of information technology services. By entering into this Master Agreement and each Service Agreement, Supplier represents that it has, and will have, the skills, qualifications, expertise and experience necessary to perform and manage the services described in each such Service Agreement in an efficient, cost-effective manner with a high degree of quality and responsiveness and has performed and continues to perform similar services for other customers in such manner.

         Wards' objectives in entering into this Master Agreement include obtaining (i) high quality information technology services and systems in the areas described in this Master Agreement and related Service Agreements provided in a cost-effective manner; (ii) a flexible relationship with Supplier under which Supplier will be highly responsive to the requests of Wards and to changes in technology and methods for providing information technology services, including accommodation of significant changes in volumes of operations, new generations of technology and improved methods of monitoring, measuring and achieving increased levels of service; (iii) continuous improvement in services and reduction of Wards' associated costs in each area of Services performed by Supplier; and (iv) consistent and effective management of the relationship between Supplier and Wards. Supplier will thoroughly review and analyze Wards' needs and requirements for each information technology area described in each Service Agreement. Supplier fully understands Wards' objectives in entering into this Master Agreement and, with respect to the Services, each Service Agreement. Based on such review and understanding, Supplier represents and warrants to Wards that Supplier currently has and will maintain the capability to achieve those objectives.

         On the basis of and in reliance upon the inducements described above, and in any proposal provided by Supplier relating to a Service Agreement, and the representations and warranties made by Supplier therein, in this Master Agreement, and in any Service Agreement (including Supplier's representation and warranty that the statements in the above paragraphs are true and correct in all respects and will continue to be true and correct at any time a Service Agreement is entered into), Wards desires to engage Supplier to perform the services described in each Service Agreement entered into pursuant to this Master Agreement.

         The foregoing provisions set forth the background and inducements under which Wards is entering into this Master Agreement and are intended to be a general introduction to this Master Agreement. They are not intended to expand the scope of the parties' express obligations under this Master Agreement or to alter the plain meaning of the terms and conditions of this Master Agreement. However, to the extent the terms and conditions of this Master Agreement do not address a particular circumstance or are otherwise unclear or ambiguous, such terms and conditions are to be interpreted and construed consistent with the foregoing provisions.

                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.1  CERTAIN DEFINITIONS

         In this Master Agreement, the following terms shall have the indicated meanings:

         "AFFILIATE" means, with respect to any specified person or entity, any other person or entity that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, the specified person or entity; provided, however, that General Electric Company and its Affiliates, other than Wards and Wards Affiliates and Montgomery Ward Holding Corporation, shall not be deemed to be Affiliates of Wards.

         "BANKRUPTCY CASE" has the meaning given in Section 20.14.

         "BUSINESS DAY" means any day during which Wards is generally conducting business.

         "CHANGE CONTROL DOCUMENT" has the meaning given in Section 10.8(c).

         "CHANGE CONTROL PROCEDURES" has the meaning given in Section 10.8(a).

         "CHARGES" has the meaning given in Section 13.1.

         "COMMERCIALLY REASONABLE EFFORTS" means, with respect to any objective, a level of effort to achieve such objective equal to or exceeding the higher of
(i) the level of effort to
achieve the same or similar objectives used by Wards or any third party providing such services for Wards immediately before the applicable Service Agreement Effective Date, or (ii) the level of effort to achieve the same or similar objectives used by other sophisticated outsourcing companies providing services similar to the Services, and in any event a prompt and diligent effort, made in a professional and workmanlike manner, using qualified individuals.

         "CONFIDENTIAL INFORMATION" has the meaning given in Section 9.1.

         "CONFIDENTIAL MATERIALS" has the meaning given in Section 9.1.

         "CONTRACT YEAR" with respect to a Service Agreement, means each annual period beginning on the Service Agreement Effective Date unless defined otherwise within a Service Agreement.

         "CONTROL" and its derivatives means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract, or otherwise.

         "CORPORATE SERVICE LEVEL CREDITS" has the meaning given in Section 5.4(a).

         "CRITICAL MIGRATION MILESTONES" has the meaning given in Section
4.2(a).

         "DISCLOSING PARTY" has the meaning given in Section 9.1(a).

         "EFFECTIVE DATE" means the date of this Master Agreement.

         "EQUIPMENT" means the computer, communications and other equipment owned or leased by Supplier and used by Supplier to provide the Services. Equipment includes, without limitation, all associated accessories and peripheral devices used in the provision of Services.

         "EXECUTIVE COMMITTEE" has the meaning given in Section 10.2(b).

         "FORCE MAJEURE EVENTS" has the meaning given in Section 17.4(a).

         "KEY SUPPLIER POSITIONS" has the meaning given in Section 7.3(a).

         "LOSSES" means all losses, liabilities, damages and claims, and all related costs and expenses (including any and all reasonable legal fees and reasonable costs of investigation, litigation, settlement, judgment, appeal, interest and penalties) incurred by an indemnified party hereunder in connection with an indemnified claim.

         "MASTER AGREEMENT" means this Master Agreement For Information Technology Services, all Master Schedules, and, when the meaning so requires, all Service Agreements.

         "MASTER SCHEDULE(S)" has the meaning given in Section 2.2.

         "MATERIAL SUBCONTRACT" has the meaning given in Section 10.9(a).

         "MIGRATION COMPLETION DATE" means the date a migration is completed in accordance with a Migration Plan.

         "MIGRATION MILESTONES" has the meaning given in Section 4.2(a).

         "MIGRATION PLAN" has the meaning given in Section 4.2(b).

         "MIGRATION SERVICES" has the meaning given in Section 4.2(b).

         "NOTICE OF ASSUMPTION OF DEFENSE" has the meaning given in Section
16.5.

         "OPERATING COMMITTEE" has the meaning given in Section 10.2(a).

         "PARTIES" means Wards and Supplier, and "PARTY" means either one of them.

         "PASS-THROUGH EXPENSES" means the actual invoiced amounts (excluding any Supplier profit, administrative fee or overhead charges) charged to Supplier by third parties that Wards has agreed to pay directly or for which Wards has agreed to reimburse Supplier.

         "PERFORMANCE STANDARDS" has the meaning given in Section 5.5.

         "PRELIMINARY MIGRATION PLAN" is a preliminary plan for migration of Services to be included as part of a Service Agreement, as described in Section 4.2(a).

         "PROCEDURES MANUAL" has the meaning given in Section 10.6(a).

         "PROJECT EXECUTIVE" has the meaning given in Section 10.1.

         "RECEIVING PARTY" has the meaning given in Section 9.1(a).

         "REPORTS" means, collectively, single or periodic reports relating to the Services that are provided by Supplier to Wards under any Service Agreement, as defined in Section 10.5.

         "RULES" has the meaning given in Section 19.3.

         "SCHEDULES" means any schedule, exhibit, agreement or other document either (i) attached to this Master Agreement, (ii) attached to Service Agreements; or (iii) executed by the Parties at any time hereafter, if such document states that it is a schedule to this Master Agreement or any Service Agreement.

         "SERVICE AGREEMENT" has the meaning given in Section 2.1.

         "SERVICE AGREEMENT COMMENCEMENT DATE" is the date Supplier shall begin providing Services under a Service Agreement as defined in each Service Agreement.

         "SERVICE AGREEMENT EFFECTIVE DATE" is the date indicated as such in a Service Agreement, and with respect to Service Agreements No. 1 through No. 7, means the date of this Master Agreement.

         "SERVICE AGREEMENT TERM" means the term of the applicable Service Agreement, as defined in each Service Agreement.

         "SERVICE LEVEL" has the meaning given in Section 5.1.

         "SERVICE LEVEL AGREEMENT" has the meaning given in Section 5.1.

         "SERVICE CREDITS" means, collectively, Service Level Credits and Corporate Service Level Credits.

         "SERVICE LEVEL CREDITS" has the meaning given in Section 5.4(a).

         "SERVICES" has the meaning given in Section 4.1.

         "SOFTWARE" means any computer software that relates to Services provided under a Service Agreement, and includes any Wards Software, Supplier Software and Third Party Software.

         "SPECIAL CHARGES" means Charges provided for in Service Agreements No. 1 and No. 3 (or as designated in other Service Agreements by the Parties subsequent to the Effective Date) that are based on amortized costs incurred by Supplier for equipment, software and other one-time costs.

         "SUPPLIER ENVIRONMENT" has the meaning given in Section 15.2(f).

         "SUPPLIER FACILITIES" means the facilities owned or leased by Supplier and from which the Supplier will provide any Services as specifically identified in a Services Agreement.

         "SUPPLIER PERSONNEL" means employees of Supplier and its subcontractors assigned to performing Services.

         "SUPPLIER SOFTWARE" means any Software owned by Supplier and used in conjunction with any of the Services.

         "TERM" has the meaning given in Sections 3.1 and 3.2. When used herein in the context of a Service Agreement, "Term" refers to the applicable Service Agreement Term.

         "TERMINATION/EXPIRATION ASSISTANCE" has the meaning given in Section 18.7(a).

         "THIRD PARTY CONSENTS" has the meaning given in Sections 6.3(c).

         "THIRD PARTY CONTRACTS" means any contract that is a Third Party Software License or Third Party Service Contract.

         "THIRD PARTY SERVICE CONTRACTS" means, collectively, (i) the agreements between Wards and a third party pursuant to which the third party is providing to Wards immediately before a Service Agreement Effective Date any services included within the Services, and (ii) the agreements between Supplier and a third party pursuant to which the third party is providing to Wards or Supplier at any time during the applicable Service Agreement Term any services included within the Services.

         "THIRD PARTY SOFTWARE" means any Software that is owned by a person other than Supplier or Wards and used to provide the Services.

         "THIRD PARTY SOFTWARE LICENSE" means a license agreement that authorizes Wards or Supplier to use Third Party Software.

         "TRANSFERRED EMPLOYEE" has the meaning given in Section 7.1(b).

         "TRANSFERRED EQUIPMENT" has the meaning given in Section 6.1.

         "UNIDENTIFIED THIRD PARTY CONTRACT" has the meaning given in Section 6.3(d).

         "VALUE INITIATIVE AGREEMENT" has the meaning given in Section 5.8.

         "VIRUS" shall mean files, programs or program code designed to affix themselves to, bury themselves within or send instructions to, other files, programs or program code in order to cause malfunctions, errors or destruction or corruption of data when affixed or at a later time.

         "WARDS" means Montgomery Ward & Co., Incorporated and each of its Affiliates, subsidiaries, divisions, partnerships and joint ventures.

         "WARDS DATA" means all information entered in Software or Equipment by or on behalf of Wards and information derived from such information, including all file layouts and records associated therewith.

         "WARDS EQUIPMENT" has the meaning given in Section  6.2.

         "WARDS FACILITIES" has the meaning given in Section 6.2.

         "WARDS SOFTWARE" means any Software owned or developed by Wards and used in conjunction with any of the Services, including any exits to Third Party Software.

         "YEAR 2000 COMPLIANT" means that the Supplier Software and Supplier Environment, as the case may be, will (i) operate and produce data on and after January 1, 2000 (including taking into effect that such year is a leap year), accurately and without delay, interruption or error, and (ii) accept, calculate, process, maintain, write and output, accurately and without delay, interruption or error, all times or dates, or both, whether before, on or after January 1, 2000 (including taking into effect that such year is a leap year), and any time periods determined or to be determined based on any such times or dates, or both.

SECTION 1.2  OTHER DEFINITIONS

         Other terms used in this Master Agreement, the Master Schedules and the Service Agreements are defined where they first appear and have the respective meanings there indicated.


                                    ARTICLE 2
                                MASTER AGREEMENT

SECTION 2.1  MASTER AGREEMENT

         (a) This Master Agreement is a Master Agreement that contains general contractual terms for Services to be provided to Wards by Supplier. Services will be provided by Supplier pursuant to Service Agreements entered into by Wards and Supplier. Separate Service Agreements may be entered into for discrete Services. Each Service Agreement shall describe the Services covered by the Service Agreement, the provisions for payment, the term for performance, applicable Service Levels, and other provisions that are specific to the Service Agreement. A form of Service Agreement is attached hereto as Master Schedule A.
                                                             -----------------

         (b) Except as otherwise expressly set forth in this Master Agreement, the obligations of the Parties under this Master Agreement during the Term shall be suspended during any period in which no Service Agreement is in effect.

         (c) This Master Agreement and the Service Agreements are effective as of the Effective Date; however, except to the extent expressly provided in Service Agreement No. 1 (Transition Management and Migration Services), neither Party shall be required or permitted to begin performance of any obligations under this Master Agreement or the Service Agreements until the same have been approved by the Court in the Bankruptcy Case.

SECTION 2.2  MASTER SCHEDULES

         Attached to this Master Agreement are schedules (the "Master Schedules") that contain specific provisions that apply to the Services generally or provide a form to be used in preparation of Service Agreements. The Master Schedules shall apply to all Service Agreements unless the Parties expressly agree otherwise.

SECTION 2.3  INTERPRETATION AND PRECEDENCE

         This Master Agreement, the Master Schedules, the Service Agreements, and the Service Level Agreements and other Schedules that may be added to the Service Agreements are to be interpreted so that all of the provisions are given as full effect as possible. In the event of a conflict between this Master Agreement or a Master Schedule and any Service Agreement, the order of precedence shall be first, the Service Agreement, second, any exhibit or Schedule to the Service Agreement; third, this Master Agreement; and fourth, any Master Schedule. All of the terms of this Master Agreement shall apply to each Service Agreement except to the extent negated or contradicted by the express terms of a Service Agreement or any Schedule to a Service Agreement.

SECTION 2.4 NO IMPLIED AGREEMENT

         Except as expressly required in a Service Agreement, nothing in this Master Agreement requires Wards to purchase products or services from Supplier. Wards may request information, proposals, or competitive bids from third parties on the same or different terms than as provided in this Master Agreement.


                                    ARTICLE 3
                                      TERM

SECTION 3.1 TERM

         The term of this Master Agreement (the "Term") shall begin as of the Effective Date and shall continue for a period of ten (10) years thereafter or, if later, the expiration of the Service Agreement Term for any Service Agreement in effect as of the date of expiration of such ten-year period, unless earlier terminated or renewed in accordance with the provisions of this Master Agreement.

         Each Service Agreement shall set forth the applicable Service Agreement Term.

SECTION 3.2 RENEWAL TERM

         Wards shall have the option to renew each Service Agreement for a three
(3) year term by delivering written notice of such renewal to Supplier at least ninety (90) days before expiration of the final applicable Contract Year under each Service Agreement. All of the terms of this Master Agreement and the applicable Service Agreement shall continue to apply without change during any renewal period. "Service Agreement Term" shall refer to both the original term of the applicable Service Agreement and any renewal thereof.

                                    ARTICLE 4
                                    SERVICES

SECTION 4.1 GENERAL; SERVICE AGREEMENTS

         During the Term of this Master Agreement, regardless of whether one or more Service Agreements are in effect, Supplier shall cooperate with Wards in providing proposals for information technology services reasonably requested by Wards from time to time. Throughout each Service Agreement Term, Supplier shall provide the services described in the Service Agreements, as such Service Agreements may be amended and supplemented from time to time by written amendments thereto or pursuant to the Change Control Procedures (collectively, the "Services"). Supplier shall provide the Services in accordance with all of the terms of this Master Agreement, the Master Schedules, and the applicable Service Agreement.

         The specific Services to be supplied by Supplier to Wards, the compensation to be paid and other related matters shall be expressed in each Service Agreement prepared from time to time by Supplier in response to a request by Wards for such Services. Each Service Agreement shall incorporate by reference, and shall be subject to, the terms and conditions of this Master Agreement. No Services shall be provided by Supplier unless and until the appropriate Service Agreement has been duly signed and delivered by an authorized officer of Wards. Each Service Agreement shall generally be in the form, and shall contain the information and terms, described in Master Schedule A attached hereto.

         As of the Effective Date of this Master Agreement, Wards and Supplier are entering into the following Service Agreements:

         Agreement                  Services
         ---------                  --------

         Service Agreement No. 1    Migration and Transition Services
         Service Agreement No. 2    Data Center Services
         Service Agreement No. 3    Midrange Processing Services
         Service Agreement No. 4    Network Services
         Service Agreement No. 5    Desktop/LAN Services
         Service Agreement No. 6    Satellite Services
         Service Agreement No. 7    Tandem Services

         Wards shall not resell Supplier's Service to third parties, except in support of Wards' and its Affiliates' businesses.

SECTION 4.2 MIGRATION SERVICES

         If any migration of Services is to occur under a Service Agreement, Supplier shall be responsible for preparing a Preliminary Migration Plan and a Migration Plan, both subject to Wards' approval in order to assure an orderly transition of the Services (and, if necessary, the Equipment and Software). After any Migration Completion Date, Supplier shall obtain Wards' written consent prior to any subsequent migration of the Services. Any such subsequent migration of Services shall be conducted by Supplier at its sole expense pursuant to a Migration Plan prepared by Supplier and approved by Wards.

         (a) Supplier shall prepare and submit to Wards as part of a Service Agreement a Preliminary Migration Plan that generally describes the Migration Services to be provided, and that specifies the milestones for completion of the applicable Migration Services (the "Migration Milestones") including certain critical Migration milestones ("Critical Migration Milestones") and the dates and time schedule for the applicable migration. Supplier acknowledges that, if requested by Wards in advance, a Migration Plan must recognize as a Migration Milestone any date identified by Wards that relates to the closing or sale of any Wards Facilities.

         (b) Within thirty (30) days following a Service Agreement Effective Date, Supplier shall submit for Wards' approval a final plan (the "Migration Plan") for the migration of the Services. The Migration Plan shall state in detail the specific steps for the timing and migration methodology that will be used by Supplier. The Migration Plan must be approved by Wards prior to implementation of any part of such Plan. As part of the Services, Supplier shall perform all functions and services, including the functions and services described in the Migration Plan necessary to accomplish the migration to the Supplier as identified in the Migration Plan (the "Migration Services"). Supplier shall perform the Migration Services without causing a disruption to Wards' business.

         (c) As part of the Services and as directed by Wards, Supplier shall support and assist in the closing of any Wards Facilities if required in connection with a migration and to the extent related to Services or computer or network equipment related to the Services. In connection with such closures and as part of the Services, Supplier shall, upon Wards' request, identify and solicit, upon terms and prices as favorable to Wards as Supplier would obtain for its own account, purchasers of Wards' data processing assets at the applicable Wards Facilities. Any sale of assets shall be approved in advance by Wards and may in certain cases be subject to bankruptcy court approval.

         (d) Each Migration Plan shall include a migration acceptance test for each Service that is migrated that will ensure a complete and satisfactory migration of Services.

         (e) As part of the Migration Services, and if requested by Wards, Supplier shall provide (i) parallel operation/testing environments and (ii) a training environment for the Supplier Environment using test data prepared by Supplier. Subject to Wards approval and where testing with data representative of the production environment is necessary, Supplier may use a copy of such Wards production data; provided, however, that such test data shall not contain actual client names or addresses to the extent that the same is prohibited by statutory or regulatory requirements.

         (f) Supplier acknowledges that in the event any Critical Migration Milestone is not achieved in the manner specified in a Migration Plan, Wards will suffer damages the amount of which are difficult to specify at this time. Accordingly, subject to Section 17.5 of this Master Agreement, in addition to any obligations under this Section 4.2, Supplier shall pay to

Wards, upon Wards' election, the following amounts as liquidated damages and not as a penalty if Supplier fails by more than the number of days specified in this
Section 4.2(f) to achieve a Critical Migration Milestone:

                           (i)  In the event a Critical Migration Milestone is
not met within ten (10) days of the Critical Migration Milestone date set forth in the applicable Service Agreement or Migration Plan, Wards may elect, and upon such election Supplier shall pay to Wards the liquidated damages specified in the applicable Service Agreement or Migration Plan for each Critical Migration Milestone that is not achieved.

                           (ii) If the damages resulting from the failure to
meet a Critical Migration Milestone exceed the amount of liquidated damages specified in the applicable Service Agreement or Migration Plan, Wards may terminate the applicable Service Agreement, upon notice to Supplier within thirty (30) days after such failure.

         (g) A breach of any Preliminary Migration Plan or Migration Plan shall constitute a breach of the applicable Service Agreement. Unless otherwise expressly provided in a Service Agreement, Preliminary Migration Plan or Migration Plan, all of Supplier's obligations contained in this Master Agreement and the applicable Service Agreement shall continue to apply during the applicable migration of Services.

SECTION 4.3  SPECIALIZED SERVICES OR PRODUCTS

         From time to time Wards may request that Supplier use Commercially Reasonable Efforts to obtain products or specialized services reasonably related to the Services that may be available from a third party supplier and that Supplier make such products or specialized services available to Wards at prices more favorable than would otherwise be available to Wards directly. Supplier shall notify Wards from time to time of relationships Supplier may have with such third party suppliers that may be of benefit to Wards in this respect. Supplier will not add an administrative fee or other markup to such products or services unless the charges to be paid by Wards through Supplier are less than the charges Wards would pay directly.

SECTION 4.4  THIRD PARTY SERVICES

         Notwithstanding any request made to Supplier or the submission of any proposal by Supplier pursuant to Section 4.1 (General; Service Agreements) or
5.7 (Value Initiative Agreements), Wards shall have the right to contract with a third party to perform any services which are in addition to, or outside the scope of, the Services. If Wards contracts with a third party to perform any such service, Supplier shall cooperate with Wards and such third party to the extent reasonably required by Wards, including provision of (i) written requirements, standards, and procedures for Wards systems operations maintained by Supplier so that the enhancements or developments of such third party may be operated by Supplier, (ii) assistance and support services to such third party at the rates specified in Master Schedule E to this Master Agreement or the
                          -----------------
applicable Service Agreement, and (iii) access to the technical environment managed or operated by Supplier or any Services as necessary for such third parties to perform their work. Wards shall require such third parties to comply with Supplier's reasonable requirements regarding confidentiality, operations, standards, and security. Supplier shall be obligated to support and maintain such service provider's work product at Wards' request, provided the service provider complies with any written requirements, standards, and policies for system operations provided to Wards by Supplier. The cost of any Supplier facilities necessary to accommodate such work product shall be borne by the third party service provider, except that Supplier shall bear such costs for facilities directly related to the Services.

         Nothing herein shall be construed to relieve Supplier of its obligation to maintain or cause to be maintained any Third Party Software that is embedded in or operates with any operating systems software in the Supplier Environment. Wards may request that Supplier provide modifications to Third Party Software used in the Supplier Environment and that any such modifications be maintained by a third party service provider.

SECTION 4.5 RESOURCES

         Except as otherwise expressly provided in a Service Agreement and in
Section 6.2, Supplier shall provide, at its expense, all of the facilities, personnel, Equipment, Software, services and other resources necessary to provide the Services. Except as contemplated by Service Agreement No. 1, Supplier shall not implement any action or decision regarding such resources that would have an adverse effect on the Services (including, without limitation, changes in Equipment, Software and systems configurations), Service Levels, the amounts payable to Supplier under any Service Agreement or other Wards costs and expenses without Wards' prior written consent, which consent may be withheld in Wards' sole discretion. No consent on behalf of Wards shall be binding on Wards unless granted in writing by Wards' Project Executive (or authorized designee) or an officer of Wards.

SECTION 4.6 COOPERATION

         As part of the Services, and generally to the extent the Transferred Employees provided such cooperation and assistance prior to the applicable Service Agreement Commencement Date, Supplier agrees to use Commercially Reasonable Efforts to comply with Wards requests for cooperation and assistance for Wards and its third party service providers in connection with special projects that are not within the scope of the Services. In particular, Supplier agrees to provide assistance and cooperation relating to Wards' efforts to assess, implement and test Year 2000 conversion and readiness projects to the extent within the scope of efforts provided by the Transferred Employees prior to the applicable Service Agreement Commencement Date.

SECTION 4.7 AFFILIATES

         Throughout the Term, Supplier shall provide the Services to Wards and to those present and future Affiliates of Wards as Wards may designate from time to time, all in accordance with the terms and conditions of this Master Agreement and the designated Service Agreement(s). Wards and Supplier shall each have all of the same rights and obligations with respect to Services provided to Wards Affiliates as they do with respect to Services provided to Wards; provided, however, that each Party reserves the right to separately negotiate the terms on which Services would be provided to an Affiliate of Wards not using the Services as of any Service Agreement Effective Date if Wards requests that Supplier incur new financial obligations for Wards or Affiliate personnel, assets or liabilities (e.g., equipment, software transfer or upgrade fees, license or lease obligations) in connection with providing such Services.

         If at any time during the Term of any Service Agreement Wards sells or otherwise transfers ownership of an Affiliate to a third party, Supplier shall continue to provide the Services to such Affiliate if requested by Wards, and for the time period requested by Wards on the terms and conditions set forth in this Master Agreement and the applicable Service Agreement. Supplier shall cooperate with Wards, such Affiliate and any new service provider to ensure an uninterrupted transition to the new service provider.

SECTION 4.8  CHANGES IN LAW AND REGULATIONS

         As part of the Services, Supplier shall identify the impact, if any, of changes in applicable legislative enactments and regulations on the Services. Supplier shall notify Wards of such changes and shall work with Wards to identify the impact of such changes on how Wards uses the Services. Wards shall notify Supplier of such changes in applicable legislative enactments and regulations that Wards becomes aware of in the ordinary course of its business. Supplier shall promptly make any resulting modifications to the Services as reasonably necessary as a result of such changes through the Change Control Procedures. Supplier shall be responsible for, and shall pay for, the cost of any such changes relating to Supplier's business. Wards shall be responsible for the cost of any such changes relating to Wards' business to the extent such changes require computer resources in excess of the personnel or computer resources otherwise provided by Supplier as part of the Services. Supplier shall be responsible for any fines and penalties imposed on Wards or Supplier arising from any noncompliance by Supplier, its subcontractors or agents with the laws and regulations in respect of the Services. Wards shall be responsible for any fines and penalties imposed on Wards or Supplier relating to Supplier's provision of the Services which arise from Wards' failure to comply with laws and regulations to the extent advised of the necessity of such compliance by Supplier pursuant to this Section 4.8.

SECTION 4.9  LICENSES AND PERMITS

         As part of the Services, except as otherwise expressly set forth herein or in an applicable Service Agreement, Supplier shall be responsible for obtaining all applicable licenses, authorizations, and permits required in connection with the performance of Services and to otherwise carry out its obligations under each Service Agreement and shall have financial responsibility for, and shall pay, all fees and taxes associated with such licenses, authorizations, and permits.

SECTION 4.10  DEDICATED/PARTITIONED ENVIRONMENT

         During any time Services are performed at the Wards Facilities, Supplier shall provide the Services using hardware, software and related resources dedicated solely to supporting Wards. Unless otherwise expressly provided in a Service Agreement, all Services provided from the Supplier's Facilities shall be provided using partitioned or dedicated Equipment. Supplier shall not provide any Services from a shared partition or shared processing environment unless specifically approved in writing by Wards.

SECTION 4.11  SERVICES NON-EXCLUSIVE

         (a) Except as shall be expressly set forth in a Service Agreement, Wards may obtain the Services during the Term from Supplier or, at Wards' option exercised from time to time during the Term, Wards may obtain any or all of the Services from a third party or provide them internally. Wards shall have no obligation to obtain from Supplier any services that are not included within the definition of Services. Any Services that are limited to specific locations under a Service Agreement apply only to such locations.

         (b) If Wards elects to obtain any categories of Services from a third party, or elects to provide any categories of Services internally in accordance with Section 4.11(a), Wards shall so notify Supplier at least forty-five (45) days in advance of the date such third party or Wards will begin to provide such Services. Supplier shall cooperate with Wards and Wards' contractors to allow the proper performance of any services (whether or not included within the definition of Services) being provided internally by Wards or by such third party contractors. Such cooperation shall include, without limitation, provision of (i) written requirements, standards and procedures for Wards systems operations maintained by Supplier so that the enhancements or developments of such third party may be operated by Supplier, (ii) assistance and support services to such third party at commercially reasonable rates, and (iii) access to the technology environment used by Supplier to provide the Services (subject to reasonable confidentiality and security restrictions) or any Services as necessary for such third parties to perform their work.

SECTION 4.12  CORRECTION OF ERRORS

         Supplier shall promptly correct any errors or inaccuracies in Wards Data or Reports. Such corrections shall be provided at no charge to Wards unless the error or inaccuracy was caused by Wards. Corrections and reruns shall be reported in daily, weekly and monthly reports defined by Wards and produced by Supplier.

                                    ARTICLE 5
                                 SERVICE LEVELS

SECTION 5.1   SERVICE LEVEL AGREEMENTS

         Concurrently with entering into each Service Agreement, Wards and Supplier will enter into an agreement (a "Service Level Agreement") that specifically relates to such Service Agreement and contains quantitative levels of performance ("Service Levels") for certain specified Services. Each Service Level Agreement will be in a form similar to the form attached hereto as Master
                                                                         ------
Schedule B. With respect to each Service which has an associated Service Level,
----------
Supplier shall provide such Service throughout the Term in a manner that meets or exceeds the associated Service Level.

SECTION 5.2   REVIEW OF SERVICE LEVELS

         Within six (6) months after the initiation of Services under a Service Agreement and every six months thereafter, the parties shall jointly review the Service Levels and adjust them to reflect any improved performance capabilities associated with advances in the technology and methods used to perform the Services. The Parties acknowledge that they expect the Service Levels identified in the Service Level Agreements to generally improve continuously throughout the Term. Throughout the Term, Supplier shall identify and notify Wards of Commercially Reasonable methods of improving the Service Levels.

SECTION 5.3   MEASUREMENT AND MONITORING TOOLS

         As part of the Services throughout the Term, and at no additional cost to Wards, Supplier shall implement any measurement and monitoring tools and procedures necessary to measure its performance of the Services and compare such performance to that required by the Service Level Agreements. Upon Wards' request, Supplier shall provide Wards or its auditors with any information and access to the measurement and monitoring tools necessary to verify compliance by Supplier with the Service Level Agreements.

SECTION 5.4   FAILURE TO MEET SERVICE LEVELS

         (a) Supplier acknowledges that its failure to meet one or more Service Levels may have a material adverse effect on the business and operations of Wards and that the actual amount of damage sustained by Wards because of such failure would be impracticable or extremely difficult to determine. Accordingly, if Supplier fails to meet a Service Level for reasons other than those specified in Section 5.4(c) below, Wards shall have the option, but not the obligation, to recover the applicable amount specified in each Service Level Agreement ("Service Level Credits") as liquidated damages. If Supplier fails to meet Service Levels under certain circumstances described in Master Schedule C, Wards
                                                        -----------------
shall have the option, but not the obligation, to recover the applicable amounts specified in Master Schedule C (the "Corporate Service Level Credits"). Supplier
             -----------------
acknowledges that the Service Credits are reasonable under the circumstances existing as of the date of this Master Agreement and any

Service Agreement Effective Date. Supplier shall remit Service Credits to Wards within thirty (30) days after the end of the month in which such failure occurred, or, at Wards' option, Supplier shall deduct the Service Credits from the next succeeding invoice or other amounts due to Supplier. Regardless of whether Wards exercises its option to recover Service Credits with respect to any failure, Wards shall also have any remedies available to Wards under this Master Agreement or any Service Agreement, at law or in equity, including the right, depending on the circumstances, to terminate this Master Agreement or any Service Agreement for cause.

         (b) Each time Supplier fails to meet a Service Level, Supplier shall:
(i) promptly investigate the root cause(s) of the failure and deliver to Wards a written report identifying such root cause(s) in the form requested by Wards or as specified in a Service Agreement; (ii) use all Commercially Reasonable Efforts to correct the problem and to begin meeting such Service Level as soon as practicable; and (iii) at Wards' request, advise Wards of the status of such corrective efforts. All Service Levels and applicable Service Credits remain in effect notwithstanding Supplier's use of Commercially Reasonable Efforts to correct any performance problem.

         (c) If any failure to meet a Service Level is directly and solely attributable to (i) a Force Majeure Event, (ii) a breach by Wards of this Master Agreement or a Service Agreement, (iii) Wards Software, or (iv) as otherwise provided in a Service Level Agreement, Wards shall not be entitled to a Service Credit.

SECTION 5.5  PERFORMANCE STANDARDS

         (a) With respect to any Service or obligation which does not have an associated Service Level, Supplier shall perform such Service or obligation with a level of accuracy, quality, completeness, timeliness, responsiveness and cost efficiency that meets or exceeds the higher of (i) the level of performance by Wards or any third party providing such services for Wards immediately before the applicable Service Agreement Effective Date, or (ii) the standards of other sophisticated outsourcing companies providing services similar to the Services, and in any event using prompt and diligent efforts in a professional and workmanlike manner and using qualified individuals ("Performance Standards"). Each time Supplier fails to meet any Performance Standards, Supplier shall: (i) promptly investigate the root cause(s); (ii) use all Commercially Reasonable Efforts to correct the problem and to begin performing such obligation in the required manner as soon as practicable, but in any event within thirty (30) days of such failure; and (iii) at Wards' request, advise Wards of the status of such corrective efforts. All Performance Standards remain in effect notwithstanding Supplier's use of Commercially Reasonable Efforts to correct any performance problem.

         (b) Regardless of whether there exists an associated Service Level, Supplier shall (i) perform all Services and obligations promptly, diligently and in a workmanlike and professional manner, using qualified individuals, and (ii) use all Commercially Reasonable Efforts to perform the Services and obligations in the manner which reduces charges payable by Wards hereunder to the minimum amount reasonably practicable while still meeting required levels of quality and performance.

SECTION 5.6    BASELINE WARDS SATISFACTION SURVEY

         Upon the request of Wards and as part of the Services, Supplier (or if Wards elects, a third party mutually agreed upon by Wards and Supplier) shall, if requested by Wards, conduct a baseline Wards satisfaction survey as approved by Wards for affected end-users of the Services as designated by Wards. This survey shall be of the content and scope reasonably determined by Wards, administered in accordance with the procedures agreed upon by Wards and Supplier. If a third party is selected, Wards and Supplier shall share the third party costs equally.

SECTION 5.7    VALUE INITIATIVES AND PERIODIC IT REVIEW

          During the Term of this Master Agreement it is the intention of Supplier and Wards to cooperate in good faith to identify opportunities for Supplier to propose Supplier Services to Wards for the purpose of creating technology-enabled business value for the benefit of Wards ("Value Initiatives"). Periodically, but at least annually, Supplier and Wards executives shall meet for a review of Wards' information technology requirements as well as reporting and recommendations of Supplier as to the quality of Services performance by Supplier and continuous improvement in such performance. Wards may periodically cause an independent, nationally recognized organization to conduct an information technology review of Wards' operations to assist Wards and Supplier in their assessment and review, including a review of available benchmarking and best practices information. Such organization shall be reasonably acceptable to Supplier, it being acknowledged by the Parties that a competitor of Supplier in the provision of information technology outsourcing services shall not be the selected organization. The cost of such review will be shared equally by Wards and Supplier, provided that Supplier's share of such cost shall not exceed $50,000 per year.

          If Wards agrees with Supplier to contract for implementation of a Value Initiative, Supplier and Wards will negotiate in good faith to determine the pecuniary value of Supplier's contribution to achievement of the applicable business objectives, the method of measuring and tracking such value and the period over which it will be measured and tracked, and the basis for compensating Supplier for the applicable Supplier Services. The principles on which these negotiations will be based will include, among others, the degree to which the applicable Supplier Services contribute to achievement of the business objectives and the value of the at-risk investment of resources Supplier is willing to make to achieve such business objectives. Generally, it is the intent of Supplier and Wards that Supplier' compensation for such Supplier Services will be contingent upon successful achievement of the business objectives and will be equivalent to Supplier's proportionate value contribution over a specific period (generally up to one (1) year). The terms and conditions agreed to by Supplier and Wards with respect to each Value Initiative will be set forth by the Parties in an agreement (a "Value Initiative Agreement").

                                   ARTICLE 6
         TRANSFERS OF EQUIPMENT, FACILITIES AND THIRD PARTY CONTRACTS

SECTION 6.1    ASSUMPTION OF EQUIPMENT LEASES

         If specified in a Service Agreement, Wards shall assign, and Supplier shall assume, Wards' obligations under the applicable leases for certain equipment that is used to provide the Services as described in the Services Agreement or Wards may sell equipment owned by it to Supplier (the "Transferred Equipment"). Unless Wards obtains an order from the Bankruptcy Court authorizing the assumption and assignment of such leases to Supplier, Supplier. with Wards' assistance, shall seek to obtain consents to such assignments and releases of Wards' liability under such leases as promptly as practicable. The Service Agreement shall state the other terms and conditions applicable to the Transferred Equipment. Wards represents that all Transferred Equipment is subject to valid regular maintenance agreements with vendors or time and materials maintenance agreements with third parties. Otherwise, any assignment of Wards' interests in the Transferred Equipment is made "AS IS, WHERE IS," WITHOUT WARRANTIES OF ANY KIND (EXCEPT AS EXPRESSLY STATED IN SUCH SERVICE AGREEMENT), AND SPECIFICALLY WITHOUT ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

SECTION 6.2    USE OF WARDS FACILITIES AND EQUIPMENT

         (a) During the Term of a Service Agreement, Wards shall make available to Supplier furnished space in Wards' facilities as reasonably determined by Wards to be suitable for Supplier to carry out administrative functions associated with the Services (the "Wards Facilities") and certain Equipment identified in each Service Agreement that will continue to be owned by Wards (the "Wards Equipment").

         (b) Supplier shall: (i) use the space in the Wards Facilities for the sole purpose of providing the Services; (ii) comply with the leases and other agreements applicable to the Wards Facilities; (iii) comply with all policies and procedures governing access to and use of Wards Facilities; and (iv) return such space to Wards in the same condition it was in on the Service Agreement Effective Date, ordinary wear and tear excepted. Except to the extent included in the Services and charges described in the applicable Service Agreement (e.g., supplies and consumables used in providing the Services), Wards shall provide the Wards Facilities and access to normal office resources (e.g., fax, telephone and copier support) at no charge to Supplier; provided, however, that Supplier shall be responsible for costs associated with any Wards Facilities leased by Wards (for Service Agreements No. 1 through No. 7 not to exceed $1,500 per month for approximately 18 to 20 employees). Supplier shall remain responsible for any required personal computers and peripherals, long distance charges and all other expenses incurred by Supplier's on-site account management team.

         (c) Supplier shall: (i) use the Wards Equipment for the sole purpose of providing the Services; (ii) comply with any directions from Wards concerning the location of the Wards Equipment; (iii) provide, or arrange for third parties to provide, maintenance of the Wards Equipment; and (iv) return such equipment to Wards, upon termination of the applicable

Service Agreement, in the same condition it was in on the Service Agreement Effective Date, ordinary wear and tear excepted.

SECTION 6.3       THIRD PARTY CONTRACTS

         (a) Each Service Agreement shall provide for the treatment of all Third Party Contracts, as follows: (i) all or certain of the Third Party Contracts may be assigned by Wards to Supplier, (ii) all or certain of the Third Party Contracts may be retained by Wards and, as necessary, any required Third Party Consents shall be obtained by Wards, Supplier or both, as specified in the Service Agreement, and (iii) the respective financial, operational and other obligations of the Parties with respect to the Third Party Contracts shall be set forth in the Service Agreement.

         Regardless of whether a Third Party Consent is obtained with respect to any Third Party Service Contract assigned or to be assigned to Supplier, on and after each Service Agreement Effective Date Supplier shall fulfill all of the payment and other obligations formerly imposed on Wards under such Third Party Contracts. If any such Third Party Consent cannot be obtained, Supplier shall identify and adopt, at its expense, subject to Wards' prior approval, such alternative approaches as are necessary to provide the Services without such Third Party Consent; provided that if the third party has refused to grant its consent primarily based on Wards' involvement, Wards will share 50% of any incremental cost attributable to the selected alternative.

         (b) Subject to obtaining any required Third Party Consents, as of the applicable Service Agreement Effective Date Wards shall grant to Supplier, for the sole purpose of providing the Services, the same rights of access to, and use of, the Third Party Contracts used by Wards immediately before the applicable Service Agreement Effective Date.

         (c) On or before the applicable Service Agreement Commencement Date, in the event the Service Agreement requires Supplier to assume any Third Party Contract, and unless Wards obtains an order from the Bankruptcy Court authorizing the assumption and assignment of such Third Party Contracts to Supplier, Supplier, with Wards' assistance, shall seek to obtain from each third party to a Third Party Contract existing on the applicable Service Agreement Effective Date any required consents by such third party to (i) the assignment to and assumption by Supplier of Third Party Contracts, and (ii) to the extent agreed to by the third party, a complete release of Wards with respect to all obligations arising under such Third Party Contracts on and after the applicable Service Agreement Effective Date (collectively, the "Third Party Consents"). Supplier shall pay all transfer, upgrade and other fees necessary to obtain any Third Party Consents with respect to Third Party Contracts, and Wards' liability for any such payments is only to Supplier as expressly set forth in the applicable Service Agreement. Unless otherwise specified in a Service Agreement, the Parties shall attempt to include in any assigned Third Party Contract the right of Wards to re-acquire the rights under the Third Party Contract upon any termination or expiration of a Service Agreement.

         (d) With respect to any Third Party Contract which both (i) is not identified in a Service Agreement and (ii) was not made known to Supplier during the due diligence and negotiations preceding the execution of a Service Agreement (an "Unidentified Third Party Contract"), the following shall apply:
(A) the Unidentified Third Party Contract shall be added to the appropriate Service Agreement as soon as it has been identified; (B) Supplier shall obtain any required Third Party Consents with respect to any Unidentified Third Party Contract that is a Third Party Service Contract as soon as possible after it has been identified; and (C) Wards shall pay all transfers, upgrade and other fees necessary to obtain such Third Party Consent with respect to the Unidentified Third Party Contracts. During the Term, Wards shall either retain financial responsibility for license, maintenance or other financial obligations with respect to such Unidentified Third Party Contracts or Supplier shall charge such amounts to Wards on a Pass-Through Expense basis.

                                   ARTICLE 7
                                   PERSONNEL

SECTION 7.1    OFFERS AND TERMS OF EMPLOYMENT

         (a) Each Service Agreement will specify the Wards employees to whom Supplier shall offer employment, if any. With respect to Service Agreements No. 1 through No. 7, such employees are listed in Service Agreement No. 1.

         (b) Supplier shall give each such employee who accepts such offer (a "Transferred Employee") full credit under all Supplier seniority-based benefits plans (including, without limitation, vacation, 401(k) and employee stock purchase plans) for years of service at Wards or elsewhere to the same extent that Wards had given credit for that employee's years of service. Any pre-existing condition limitations and waiting periods under Supplier benefit plans shall be waived for all Transferred Employees to the extent permitted or required by applicable law. Supplier shall grant each Transferred Employee the same rights and opportunities for advancement as comparable employees currently employed by Supplier.

SECTION 7.2    KEY SUPPLIER POSITIONS

         (a) A Service Agreement may designate certain Supplier personnel positions (the "Key Supplier Positions") which are critical to providing the Services throughout the Term. Wards may change or update the Key Supplier Positions from time to time during the Term, provided that, unless otherwise agreed by the parties, the number of Key Supplier Positions shall not exceed the number listed in the applicable Service Agreement. Supplier shall cause the personnel filling the Key Supplier Positions to devote substantially full time and effort to the provision of the Services.

         (b) The individuals who will fill the Key Supplier Positions on the Service Agreement Commencement Date shall be listed in the applicable Service Agreement. From the date an individual first fills a Key Supplier Position until completion of the period set forth next to such Key Supplier Position in such Service Agreement, Supplier shall notify Wards reasonably in advance of any decision by Supplier to (i) terminate the employment of any

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individual originally or subsequently filling such Key Supplier Position except for cause, (ii) transfer such individual from such Key Supplier Position, or
(iii) transfer of an individual from a Key Supplier Position to the account of a competitor of Wards. In any such case, Supplier shall reasonably consider any concerns expressed by Wards with respect to such proposed action.

         (c) Before assigning an individual to fill a Key Supplier Position, Supplier shall notify Wards of the proposed assignment, shall introduce the individual to appropriate Wards representatives as designated by Wards' Project Executive and Relationship Executive, and shall provide Wards with a resume and such other information as Wards may reasonably request. If Wards objects in good faith to the proposed assignment within fifteen (15) days after being notified thereof, Supplier shall discuss such objections with Wards and attempt to resolve them on a mutually agreeable basis. If Wards continues to object to the proposed assignment, Supplier shall not assign the individual to that position and shall propose another individual to fill the Key Supplier Position.

SECTION 7.3    SUPPLIER EMPLOYEES ASSIGNED TO WARDS ACCOUNT

         Under any Service Agreement, Wards shall have the right to notify Supplier if Wards determines that the continued assignment to the Wards account of any Supplier employee is not in the best interests of Wards. Upon receipt of such notice, Supplier shall have a reasonable time period, not to exceed five
(5) days, to investigate the matters stated therein, discuss its findings with Wards and attempt to resolve such matters in a manner acceptable to Wards.

SECTION 7.4    EMPLOYMENT OFFERS

         Except as set forth in Section 18.11 (Offers to Supplier Employees) or except with Supplier's prior approval, during the Term Wards shall not solicit the employment of any Supplier employees. During the Term and while Supplier is providing any Termination/Expiration Assistance, Supplier, and any Subcontractor providing Services under Section 10.10, shall not extend offers of employment to, or directly or indirectly solicit the employment of, any Wards employees without Wards' prior approval.


                                    ARTICLE 8
                  INTELLECTUAL PROPERTY RIGHTS AND OBLIGATIONS

SECTION 8.1    WARDS SOFTWARE

         Each Service Agreement shall identify the Wards Software, if any, that Supplier is authorized to use to perform the Services and specify the rights of Supplier to use the Wards Software.

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SECTION 8.2    SUPPLIER SOFTWARE

         Each Service Agreement will identify any Supplier Software that will be used to provide the Services. Supplier shall install, operate and maintain at its expense any Supplier Software needed to provide the Services. Without Wards' written consent, Supplier shall not use in performing the Services any Supplier Software that is not commercially available to Wards. As of the applicable Service Agreement Effective Date, Supplier grants to Wards and its contractors and subcontractors, to the extent necessary or desirable for Wards or such contractors and subcontractors to perform any Services permitted by this Master Agreement or any Service Agreement, a worldwide, royalty free, nonexclusive license during the Term to use Supplier Software for the sole benefit of Wards. Except for the foregoing license, Supplier retains all right, title and interest in and to the Supplier Software.

SECTION 8.3    THIRD PARTY SOFTWARE

         Each Service Agreement shall identify any Third Party Software, and, unless otherwise stated in such Service Agreement, Supplier shall, to the extent necessary or appropriate to provide the Services: (i) maintain licenses for Third Party Software Licenses used by Wards on the Service Agreement Effective Date; (ii) upgrade, enhance, and implement new versions of Third Party Software used by Wards on the Service Agreement Effective Date; (iii) obtain licensed authorization for use and disclosure of Third Party Software by and to Supplier's employees or agents; (iv) install fixes, modifications, releases or versions of Third Party Software which are identified by the licensor of Third Party Software as required to make the Third Party Software Year 2000 Compliant; and (v) if directed by Wards, replace or add to Third Party Software used by Wards on the Service Agreement Effective Date. Supplier shall not use in performing the Services any Third Party Software unless such Third Party Software was commercially available to Wards when selected. If required by any vendor of Third Party Software, Wards will enter into three-way confidentiality agreements with Supplier and such vendors upon terms and conditions reasonably acceptable to Wards.

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

SECTION 8.4    WORK PRODUCT

         Supplier shall be the sole and exclusive owner of all work product owned by it as of each applicable Service Agreement Effective Date. Wards shall be the sole and exclusive owner of any reports, manuals (including any Procedures Manual) and other work product prepared by Supplier pursuant to a Service Agreement and of any enhancements to and modifications of Wards Software implemented pursuant to a Service Agreement. In addition, as between Wards and Supplier, Wards shall be the sole and exclusive owner of any enhancements to and modifications of Third Party Software implemented pursuant to a Service Agreement. All work product described in the preceding two (2) sentences shall be considered works for hire owned by Wards. If any such work product is not considered a work made for hire under applicable law, Supplier hereby irrevocably assigns to Wards, without further consideration, all of Supplier's right, title and interest in and to such work product. Supplier shall execute any documents and take any other actions reasonably requested by Wards to accomplish the purposes of this Section. If for any reason Wards fails to obtain ownership of the work product and such ownership is vested in Supplier or its employees or agents, Supplier grants to Wards, or will obtain the right to grant to Wards, a perpetual, exclusive, royalty-free and world-wide license to use the work product for any purpose, and to assign and sublicense its license rights. The Parties' rights, if any, in software developed outside the scope of the Services shall be determined pursuant to the Contract Change Control Procedures.

         Notwithstanding the foregoing, prior to proceeding with development of any work product or enhancements, Supplier may propose to Wards that Supplier will fund such development without charge to Wards. If Wards agrees to proceed on that basis, Supplier shall retain ownership of the work product or enhancements and shall grant Wards a royalty-free, transferable, perpetual and non-exclusive license to such work product or enhancements.

SECTION 8.5    USE OF CONCEPTS, KNOW-HOW AND METHODS

         Nothing in this Master Agreement or any Service Agreement shall restrict a Party from the use of any ideas, concepts, know-how, methods or techniques relating to information technology services that such Party, individually or jointly, develops or discloses under this Master Agreement or any Service Agreement or obtains from third parties, except to the extent that such use infringes the other Party's patent rights, copyrights or other intellectual property rights or involves a disclosure or use of the other Party's Confidential Information.

SECTION 8.6    NON-INFRINGEMENT

         Supplier shall perform its obligations under this Master Agreement and all Service Agreements in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, copyright, trademark, trade secret or other proprietary rights of any third party. Supplier represents that, to its knowledge, the Supplier Software and Third Party Software and the Services performed by Supplier do not, and will not, infringe any patent, copyright, trade secret or any other intellectual property interest owned or controlled by any other person.

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SECTION 8.7    VIRUSES

         Supplier shall use all Commercially Reasonable Efforts to ensure that no Viruses are coded or introduced into the systems used to provide the Services. If a Virus is introduced into the systems used to provide the Services, Supplier shall eliminate the Virus and mitigate any losses of operational efficiency or data caused by the Virus.

SECTION 8.8    DISABLING CODE

         Supplier shall not insert into any Software any code that would have the effect of disabling any Software, Equipment or Services. With respect to any disabling code that may be part of the Software, Supplier shall not invoke such disabling code at any time (whether during or after the Term) for any reason. If at any time the licensor of any Third Party Software shall invoke or threaten to invoke any disabling code in Third Party Software licensed to Supplier which could adversely affect the Services, Supplier shall use its Best Efforts to preclude such action on the part of such licensor.


                                   ARTICLE 9
                                CONFIDENTIALITY

SECTION 9.1    DEFINITIONS

         (a) "Disclosing Party" means the Party furnishing Confidential Information and "Receiving Party" means the Party receiving the Confidential Information disclosed by the Disclosing Party.

         (b) "Confidential Information" means information designated as confidential or which ought to be considered as confidential from its nature or from the circumstances surrounding its disclosure. Confidential Information includes, without limiting the generality of the foregoing, Supplier Software, Wards Data, Wards Software, the terms of this Master Agreement, and information:

             (i) relating to the Disclosing Party's software or hardware products or services, or to its research and development projects or plans;

             (ii) relating to the Disclosing Party's business, policies, strategies, operations, finances, plans or opportunities, including the identity of, or particulars about, the Disclosing Party's clients or suppliers; and

             (iii) marked or otherwise identified as confidential, restricted, secret or proprietary, including, without limiting the generality of the foregoing, information acquired by inspection or oral disclosure provided such information was identified as confidential at the time of disclosure or inspection and is confirmed in writing with ten (10) Business Days after the disclosure or inspection.

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Notwithstanding the foregoing, Confidential Information does not include information that the Receiving Party can establish:

                   (A) has become generally available to the public or commonly known in either Party's business other than as a result of a breach by the Receiving Party of any obligation to the Disclosing Party;

                   (B) was known to the Receiving Party prior to disclosure to the Receiving Party by the Disclosing Party by reason other than having been previously disclosed in confidence to the Receiving Party;

                   (C) was disclosed to the Receiving Party on a non-confidential basis by a third party who did not owe an obligation of confidence to the Disclosing Party with respect to the disclosed information;

                   (D) was independently developed by the Receiving Party without any recourse to any part of the Confidential Information; or

                   (E) in the case of Wards, any information related to the Services which Wards determines in good faith to be necessary or appropriate in connection with any requests by Wards for information or proposals from other service providers, including, without limitation, information of an operational, technical or financial nature related to Wards which Wards desires to make available to such service providers (excluding, however, Supplier's pricing for the Services).

         (c) "Confidential Materials" means the part of any tangible media upon or within which any part of the Confidential Information is recorded or reproduced in any form, excluding any storage device which forms a part of computer hardware.

SECTION 9.2    RIGHTS, RESTRICTIONS AND OBLIGATIONS OF THE RECEIVING PARTY

         (a)   During the Term, the Receiving Party may:

               (i) disclose Confidential Information received from the Disclosing Party only to its subcontractors, agents, representatives, advisors, employees, officers and directors and Affiliates who have a need to know such information exclusively for the purpose of executing its obligations or exercising its rights under this Master Agreement or any Service Agreement; provided that the Disclosing Party may, on a case by case basis, require that the Receiving Party obtain its written consent prior to disclosure of certain categories of Confidential Information to such parties;

               (ii) reproduce the Confidential Information received from the Disclosing Party only as required to execute its obligations or exercise its rights under this Master Agreement or any Service Agreement;

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

               (iii) disclose Confidential Information as required by law, provided the Receiving Party gives the Disclosing Party prompt notice prior to such disclosure to allow the Disclosing Party to make a reasonable effort to obtain a protective order or otherwise protect the confidentiality of such information; and

               (iv) disclose Confidential Information which pertains to the terms of this Master Agreement, any Service Agreement or Wards' information technology operations which may be necessary in order for potential bidders to respond to any future Wards request for proposal for all or part of the Services.

          (b) Except as otherwise specifically provided in this Master Agreement or any Service Agreement, the Receiving Party shall not during the Term and after expiration or earlier termination hereof:

               (i) disclose, in whole or in part, any Confidential Information received directly or indirectly from the Disclosing Party; or

               (ii) sell, rent, lease, transfer, encumber, pledge, reproduce, publish, transmit, translate, modify, reverse engineer, compile, disassemble or otherwise use the Confidential Information in whole or in part.

          (c) The Receiving Party shall exercise the same care in preventing unauthorized disclosure or use of the Confidential Information that it takes to protect its own information of a similar nature, but in no event less than reasonable care. Reasonable care includes, without limiting the generality of the foregoing:

               (i) informing its subcontractors, agents, representatives, advisors, directors, officers, employees and Affiliates and, where applicable, their directors, officers and employees, of the confidential nature of the Confidential Information and the terms of this Master Agreement, directing them to comply with these terms, and obtaining their written acknowledgment that they have been so informed and directed, and their written undertaking to abide by these terms; and

               (ii) notifying the Disclosing Party immediately upon discovery of any loss, unauthorized disclosure or use of Confidential Information, or any other breach of this Article by the Receiving Party, and assisting the Disclosing Party in every reasonable way to help the Disclosing Party regain possession of the Confidential Information and to prevent further unauthorized disclosure or use.

          (d)  The Receiving Party acknowledges that:

               (i) the Disclosing Party possesses and will continue to possess Confidential Information that has been created, discovered or developed by or on behalf of the Disclosing Party, or otherwise provided to the Disclosing Party by third parties, which information has commercial value and is not in the public domain;

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               (ii)   unauthorized use or disclosure of Confidential Information is likely to cause injury not readily measurable in monetary damages, and therefore irreparable;

               (iii) in the event of an unauthorized use or disclosure of Confidential Information, the Disclosing Party shall be entitled, without waiving any other rights or remedies, to such injunctive or equitable relief as may be deemed proper by a court of competent jurisdiction;

               (iv) subject to the rights expressly granted to the Receiving Party in this Master Agreement or in any Service Agreement, the Disclosing Party and its licensors retain all right, title and interest in and to the Confidential Information, including without limiting the generality of the foregoing, title to all Confidential Materials regardless of whether provided by or on behalf of the Disclosing Party or created by the Receiving party; and

               (v) any disclosure by the subcontractors, agents, representatives, advisors, directors, officers and employees and Affiliates of the Receiving Party and, where applicable, their directors, officers and employees shall be deemed to be disclosure by the Receiving Party and the Receiving Party shall be liable for any such disclosure as if the Receiving Party had disclosed the Confidential Information.

SECTION 9.3    RIGHTS AND REMEDIES OF THE DISCLOSING PARTY

          (a) Immediately upon the Disclosing Party's request, and at the expiration or earlier termination of this Master Agreement or any applicable Service Agreement, the Receiving Party shall:

               (i) return all Confidential Materials, including, without limitation, all originals, copies, reproductions and summaries of Confidential Information; and

               (ii) destroy all copies of Confidential Information in its possession, power or control, which are present on magnetic media, optical disk, volatile memory or other storage device, in a manner that assures the Confidential Information is rendered unrecoverable.

Upon completion of those tasks an officer of the Receiving Party shall provide written confirmation to the Disclosing Party that the requirements of this Section have been complied with.

          (b) The Disclosing Party may visit the Receiving Party's premises, upon reasonable prior notice and during normal business hours, to review the Receiving Party's compliance with the terms of this Section.

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

SECTION 9.4    NONDISCLOSURE AGREEMENTS

          Supplier shall, at Wards' request made from time to time during the Term, cause Supplier Personnel designated by Wards to sign nondisclosure agreements reasonably proposed by Wards.

SECTION 9.5    OWNERSHIP OF WARDS DATA

          All Wards Data shall remain the property of Wards. The Wards Data shall not be (i) used by Supplier other than in connection with providing the Services, (ii) disclosed, sold, assigned, leased or otherwise provided to third parties by Supplier, or (iii) commercially exploited by or on behalf of Supplier, its employees or agents.

SECTION 9.6    RETURN OF DATA

          At no cost to Wards, Supplier shall upon (i) request by Wards at any time, and (ii) the cessation of all Termination/Expiration Assistance, promptly return to Wards, in the format and on the media in use as of the date of request, all or any requested portion of the Wards Data. Archival tapes containing any Wards Data shall be used by Supplier solely for back-up purposes.

SECTION 9.7    SECURITY

          (a) Supplier will comply with the written security procedures that are in effect during the Term of this Master Agreement and any Service Agreement for the security of Wards' facilities and Wards Data, as such procedures are created or modified by Wards from time to time. The applicable policy or policies may be included in each applicable Service Agreement.

          (b)  (i)    Since Supplier personnel may, by nature of the Services,
have the ability to defeat systems security provisions on devices specified in each applicable Service Agreement containing both attorney-client privileged material or attorney work product, but such personnel have no need to actually access such data in order to perform Services, Supplier covenants that, in addition to the other provisions of this Article 9, Supplier shall inform Wards whenever access is sought by Supplier, its employees, agents, or contractors to the data files on such devices. Supplier shall not, and Supplier's employees and contractors shall not, access such Wards Data, and Supplier waives any claim that, as to Supplier, Wards, by any act contemplated or permitted under this Master Agreement or any Service Agreement, has waived any privileges to which it is otherwise entitled by virtue of the access required for performing the Services.

               (ii) Since Supplier personnel may, by nature of the Services, have the ability to defeat systems security provisions on devices specified in each applicable Service Agreement containing Wards' financial data that, if utilized or disclosed could lead to violations of the applicable securities laws, Supplier covenants that, in addition to the other provisions of this
Article 9, (1) neither Supplier nor its employees or contractors shall access or disclose any Wards financial data, and (2) Supplier employees and contractors who have the ability to obtain access to the data files on such devices containing Wards Data which includes such financial data will not

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

trade in any Wards security for the period of time from the close of any fiscal quarter or Wards fiscal year until at least one day after the release by Wards of its quarterly or annual financial reports to the public (or such other period which Wards imposes upon the Wards employees who have permitted access to such Wards Data).

          (c) Supplier shall indemnify Wards and hold Wards harmless from any loss resulting from a breach by Supplier, or its employees, agents, or contractors under this Section 9.7.

SECTION 9.8    DESTROYED OR LOST DATA

          Supplier will not delete or destroy any Wards Data or media on which Wards Data resides without prior authorization from Wards. Wards hereby authorizes Supplier to delete or destroy Wards Data in accordance with any Wards document retention program, including Wards' approved tape management retention rules. Supplier will maintain and provide to Wards one or more Reports that identify the Wards Data or media that have been destroyed. In the event any Wards Data is lost or destroyed due to any act or omission of Supplier, including any breach of the security procedures described in this Article 9 and any Service Agreement, Supplier shall be responsible for the prompt regeneration or replacement of such Wards Data. Supplier shall prioritize this effort so that the loss of Wards Data will not have an adverse effect upon Wards' business or the Services. Wards agrees to cooperate with Supplier to provide any available information, files or raw data needed for the regeneration of the Wards Data. If Supplier fails to regenerate the lost or destroyed Wards Data within the time reasonably set by Wards, then Wards may obtain data reconstruction services from a third party, and Supplier shall cooperate with such third party as requested by Wards. In addition to any other damages incurred by Wards, Supplier will be responsible for the actual costs incurred by Wards for the reconstruction of Wards Data by a third party. In the event it is determined that Wards Data has been lost or destroyed as a result of the willful conduct of Supplier or its employees, contractors or agents, Wards may terminate the applicable Service Agreement or this Master Agreement for cause pursuant to Section 18.1.

                                  ARTICLE 10
                         MANAGEMENT AND SUBCONTRACTING

SECTION 10.1   PROJECT EXECUTIVES

          On or before the Effective Date, and from time to time thereafter during the Term, Wards and (subject to Section 7.3 (Key Supplier Positions)) Supplier shall each designate an individual as its relationship executive (the "Relationship Executive"). A Party's Relationship Executive shall be authorized to act as the primary contact for such Party with respect to all matters relating to this Agreement. In addition, each Party shall designate individuals who will be directly responsible for its performance under each Service Agreement (each a "Project Executive"). Supplier shall ensure that Supplier's Relationship Executive and Project Executive has the authority necessary to allow such Project Executive to make prompt decisions with respect to this Agreement.

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SECTION 10.2   JOINT OPERATING COMMITTEE AND EXECUTIVE COMMITTEE

          (a) Within thirty (30) days after the Effective Date, the Parties shall form a joint committee (the "Joint Operating Committee"). The Joint Operating Committee shall take the actions and assume oversight of those matters described in the Account Management and Governance Overview attached hereto as Schedule D.

          (b) Within thirty (30) days after the Effective Date, the Parties shall form a joint committee (the "Executive Committee") as described in the Account Management and Governance Overview attached hereto as Schedule D. The Joint Operating Committee shall report to the Executive Committee and the Executive Committee shall take the actions and assume oversight of these matters described in Schedule D.

SECTION 10.3   WARDS OFFICE SPACE AT SUPPLIER FACILITIES

          Supplier shall provide to Wards without charge furnished office space at any Supplier Facilities used to provide Services for the occasional use of the Wards Relationship Executive, Project Executive or their designees when visiting such Supplier Facilities. The Wards Relationship Executive, Project Executive, or their designees shall comply with all policies and procedures governing access to and use of such Supplier Facilities and shall leave such space in the same condition it was in immediately before they used the space, ordinary wear and tear excepted.

SECTION 10.4   MEETINGS

          Throughout the Term, the Parties shall hold those meetings and review the items described in Schedule D and in any Service Agreement.

SECTION 10.5   REPORTS

          Supplier shall prepare and deliver to Wards the reports described in each Service Agreement ("Reports") by the respective deadlines specified in each Service Agreement. At no charge to Wards, Supplier shall modify the Reports or provide additional Reports as reasonably requested by Wards from time to time.

SECTION 10.6   PROCEDURES MANUAL

          (a) Within ninety (90) days after the commencement of Services under any Service Agreement, Supplier shall deliver to Wards for review and comment a draft of a manual (the "Procedures Manual") describing in detail how Supplier shall perform the Services, the Equipment and Software used to provide the Services, and the documentation (such as, for example, operations manuals, user guides, forms of Service Level reports, call lists, escalation procedures, emergency procedures, and requests for approvals or information) which provides further information regarding the Services. The Procedures Manual shall describe the activities Supplier proposes to undertake in order to provide the Services, including, where appropriate, those direction, supervision, monitoring, quality assurance, staffing, reporting,

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

planning and overseeing activities normally undertaken at facilities that provide services of the type Supplier shall provide under this Agreement, and further including acceptance testing and quality assurance procedures approved by Wards. The Procedures Manual shall be based on the Wards procedures manual in use immediately before the commencement of Services under such Service Agreement Supplier shall incorporate any reasonable comments and suggestions made by Wards and shall deliver a revised Procedures Manual within fifteen (15) days after receipt of Wards' comments. The final Procedures Manual shall be subject to Wards' approval.

          (b) Supplier shall update the Procedures Manual throughout the Term to reflect changes in the Services and the procedures and resources used to provide the Services. Updates to the Procedures Manual shall also be provided to Wards for review, comment and approval. Supplier shall update and deliver to Wards for approval portions of the Procedures Manual relating to any material operational change in the Services within fifteen (15) days of such change.

          (c) Supplier shall perform the Services in accordance with the then-current version of the Procedures Manual. The Procedures Manual shall be for operational purposes only, and shall not constitute a contractual document. Accordingly, in the event of a conflict between the provisions of this Agreement and a Procedures Manual, the provisions of this Agreement shall control, and Wards' acceptance of the Procedures Manual shall not be deemed a waiver of any rights of Wards.

SECTION 10.7   TECHNICAL CHANGE CONTROL

          Supplier shall implement any changes in the technical environment and systems used to provide the Services in accordance the Service Agreement and any applicable Procedures Manual. Until such Procedures Manual is finalized, Supplier shall follow Wards' existing procedures or instructions for the implementation of technical changes. Notwithstanding anything to the contrary in the Service Agreement, the Procedures Manual, or Wards' existing procedures:

          (a) Supplier shall not make any change that adversely affects the functions or performance of, or decreases the operational efficiency of, the Services, including without limitation the implementation of technological changes, without first obtaining Wards' approval, which may be withheld in its sole discretion. Notwithstanding the foregoing, Supplier may make temporary changes required by an emergency but shall, if reasonably practicable, contact appropriate Wards personnel to obtain prior approval. Supplier shall promptly document and report such emergency changes to Wards.

          (b) Supplier shall move programs from development and test environments to production environments in a controlled and documented manner, and shall not permit any changes to be introduced into such programs during such move without first obtaining Wards' approval.

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SECTION 10.8   CONTRACT CHANGE CONTROL

          (a) From time to time during the Term Wards or Supplier may propose changes in or additions to the Services or other aspects of this Agreement or a Service Agreement. Subject to clause (e) below, all such changes shall be implemented pursuant to the procedures set forth in this Section (the "Change Control Procedures").

          (b) Any change to this Master Agreement must be approved by the Relationship Executive of each Party and memorialized in a written amendment that specifically identifies this Master Agreement, the section of this Agreement that is the subject of the amendment, and the new provision.

          (c) If Wards desires to propose a change in or addition to the Services under a Service Agreement, it shall deliver a written notice to the Supplier Project Executive describing the proposal. Supplier shall respond to such proposal as promptly as reasonably possible by preparing at Supplier's expense and delivering to the Wards Project Executive a written document ("Change Control Document"), indicating: (i) the effect of the proposal, if any, on the amounts payable by Wards hereunder (which effect shall be determined in the manner set forth in Section 13.4 (Charges Pursuant to Change Control Procedures) and the manner in which such effect was calculated; (ii) the effect of the proposal, if any, on Service Levels with a full explanation acceptable to Wards; (iii) the anticipated time schedule for implementing the proposal; and
(iv) any other information requested in the proposal or reasonably necessary for Wards to make an informed decision regarding the proposal. If Supplier desires to propose a change in or addition to the Services or other aspects of this Agreement, it may do so by preparing at its expense and delivering a Change Control Document to the Wards Project Executive. A Change Control Document, once submitted to Wards, shall constitute an offer by Supplier to implement the proposal described therein on the terms set forth therein, and shall be irrevocable for a minimum of thirty (30) days.

          (d) No change in or addition to the Services or any other aspect of this Agreement shall become effective without the written approval of the Wards Project Executive (or, if necessary, a Wards officer with the appropriate level of signature authority). If Wards elects to accept the offer set forth in the Change Control Document, as evidenced by the written approval of the Wards Project Executive, any changes in or additions to the Services described in the Change Control Document shall thereafter be deemed "Services," any other changes described in the Change Control Document shall be deemed to have amended this Agreement, and the Parties shall agree on any further modifications to the Agreement required to reflect the Change Control Document.

          (e) Routine changes made in the ordinary course of Supplier's provision of the Services that are performed within the then-existing resources used to provide the Services and that do not affect Service Levels (such as changes to operating procedures, schedules and Equipment configurations) shall be made at no additional cost to Wards and shall be made and documented in accordance with the Procedures Manual.

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SECTION 10.9   SYSTEM CHANGE BENCHMARKING

          Each time, if any, that Supplier initiates a material change in the operating environment in which Supplier is operating Software (a "System Change"), Supplier shall perform a comparison, at a reasonable and mutually agreed level of detail, between the amount of resources required by the Software to perform a representative sample of the data processing then being performed for Wards immediately prior to the System Change and immediately after the System Change. Wards shall not be required to pay for increased resource usage due to a System Change. If, following a System Change, Supplier contends that increased resource usage has resulted from increased Wards usage and not from the System Change, Wards shall only pay for increased usage as to the extent Supplier is able to demonstrate to Wards that increased usage is not due to the System Change and is due to Wards usage. Any such demonstration shall utilize the same representative sample as used in the comparison above.

          The parties acknowledge that upgrades to existing operating systems Software operated by Supplier shall not be deemed a System Change provided Supplier uses all Commercially Reasonable Efforts to minimize any increased processing utilization; however, for example, new or replacement operating systems Software implementation would be deemed a System Change unless such implementation is directed by Wards.

SECTION 10.10  SUBCONTRACTING

          (a) Supplier shall not delegate or subcontract any of its material obligations under this Master Agreement or any Service Agreement without Wards' prior written consent, which may be withheld in Wards' sole discretion. Notwithstanding the preceding sentence, but subject to clause (c) below, Supplier may use, in the ordinary course of business, third party service providers or products pursuant to subcontracts which, when combined with any related subcontracts, involve the payment of no more than $100,000 in any twelve month period. A subcontract involving the payment of more than $100,000 in any twelve-month period shall be a Material Subcontract. Notwithstanding any other provision in this Section 10.10, all subcontractors shall be required to execute documents binding the subcontractor to confidentiality and non-disclosure agreements that are at least as protective as this Agreement with respect to confidentiality of Wards Confidential Information under Article 9.

          (b) If Supplier desires to enter into a Material Subcontract, it shall submit to Wards in writing a proposal specifying (i) the specific tasks Supplier proposes to subcontract, (ii) the reason for having a subcontractor perform such tasks instead of Supplier, (iii) the identity and qualifications of the proposed subcontractor and (iv) any other information reasonably requested by Wards or relevant to Wards' approval of the subcontractor. If Wards approves of the use of such subcontractor, Supplier shall include in such subcontract provisions (A) naming Wards as an intended third-party beneficiary, (B) substantially similar to Article 11 (Audits), Section 5.5 (Performance Standards) and Article 9 (Confidentiality), and (C) any other provisions necessary for Supplier to fulfill its obligations under this Master Agreement or any Service Agreement (including without limitation, clause (c) below), and provide Wards with a copy of each Material Subcontract. Such subcontract provisions shall also include the option

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

of Wards to assume each Material Subcontract in the event Wards terminates this Master Agreement or a Service Agreement. In addition, Supplier shall not disclose any Wards Confidential Information to such subcontractor until such subcontractor has agreed in writing to assume the obligations described in
Article 9 (Confidentiality).

          (c) Wards may revoke approval of a subcontractor previously approved, or object to Supplier's use of a subcontractor for which Wards' approval was not required pursuant to the clause (a) above, if a subcontractor is acquired or otherwise becomes affiliated with a competitor of Wards, the subcontractor's performance has been materially deficient, good faith doubt exists concerning the subcontractor's ability to render future performance, or there have been material misrepresentations by or concerning the subcontractor. Upon such revocation or objection, Supplier shall remove such subcontractor from performing the Services.

          (d) Supplier shall remain liable for obligations performed by subcontractors to the same extent as if a Supplier employee had performed such obligations, and for purposes of this Master Agreement such work shall be deemed work performed by Supplier. If a subcontractor breaches a Material Subcontract, or is alleged to have breached a Material Subcontract, Supplier shall notify Wards and provide Wards with such information relating to the alleged breach as Wards may reasonably request.

          (e) At no time shall Supplier retain individual independent contractors for provision of the Services in excess of twenty-five percent (25%) of the number of personnel involved in providing the Services under each Services Agreement, without the prior approval of Wards.

                                  ARTICLE 11
                                    AUDITS

SECTION 11.1   AUDIT RIGHTS

          Supplier shall maintain records and supporting documentation of all financial and non-financial transactions under this Master Agreement and all Service Agreements sufficient to permit a complete audit thereof in accordance with this Section 11.1. Supplier shall, at no additional cost to Wards, provide to Wards, Wards' internal and external auditors, inspectors, regulators and such other representatives as Wards may designate from time to time access at reasonable times and after reasonable notice (unless circumstances reasonably preclude such notice) to (i) the parts of any facility at which Supplier is providing the Services, (ii) Supplier Personnel providing the Services, and
(iii) all data and records relating to the Services, for the purpose of performing audits and inspections of Wards and its business, to verify the integrity of Wards Data, to examine the systems that process, store, support and transmit that data, and to examine Supplier's charges and performance of the Services under this Master Agreement and any Service Agreement. The foregoing audit rights shall include, without limitation, and when applicable, audits (A) of practices and procedures, (B) of systems, (C) of general controls and security practices and procedures, (D) of disaster recovery and backup procedures, (E) of costs (to the extent Services may be being provided by Supplier on a Pass-Through Expense basis) and procurement practices of Supplier in performing the Services (e.g., pursuant to Section 13.2 hereof), (F) of Charges under any Service Agreement, (G)

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

necessary to enable Wards to meet applicable regulatory requirements, and (H) for any other reasonable purpose as determined by Wards. Supplier shall provide full cooperation to such auditors, inspectors, regulators and representatives, including the installation and operation of audit software.

          Notwithstanding the foregoing, if Wards has reason to suspect any malfeasance or dishonest acts on the part of Supplier, or other significant or non-routine problems, Wards shall be entitled to undertake such audit of Supplier as Wards reasonably deems appropriate without the foregoing notice or other restrictions. If in any audit Wards determines that material operational problems or financial issues exist, Supplier shall reimburse Wards for any costs directly incurred in such audit and Wards may conduct a follow-up audit when reasonably deemed appropriate by Wards. Supplier shall respond promptly to any conclusions and recommendations reported as part of an audit and the applicable Operating Committee will establish and monitor Supplier's schedule for implementation of such recommendations.

SECTION 11.2   PAYMENTS

          If an audit reveals that Supplier has overcharged Wards for Services during the audited period in an amount equal to or in excess of three percent (3%) of the payments made to Supplier during the last twelve-month period, Supplier shall reimburse Wards for the cost of the audit in addition to the amount of any overcharges that are due Wards. If the audit reveals that Supplier has overcharged Wards in an amount equal to or in excess of ten percent (10%) of the payments made to Supplier during the last twelve-month period, Supplier shall pay an additional amount equal to one hundred percent (100%) of the overcharged amount. The calculation of overcharges shall be calculated based upon each Service Agreement, and not on a cumulative basis. Supplier shall pay such amount to Wards within thirty (30) days following Wards' written request.

SECTION 11.3   SUPPLIER AUDITS

          Supplier shall make available promptly to Wards, at no additional charge, the results of any internal or external review or audit conducted by Supplier, its Affiliates, or their respective contractors, agents or representatives, relating to Supplier's operating practices and procedures to the extent relevant to the Services.

SECTION 11.4   SURVIVAL

          This Article shall survive the expiration or earlier termination of the Term and shall continue to the fifth (5th) anniversary of the last day Supplier provides any Termination/Expiration Assistance.

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                                  ARTICLE 12
                            INSURANCE; RISK OF LOSS

SECTION 12.1   REQUIRED INSURANCE COVERAGES

          Throughout the Term Supplier shall maintain in force, at minimum, the insurance coverages described below. All subcontractors must comply with required insurance requirements as set forth in Section 12.1. Any exceptions must be approved by Wards. Additional insurance coverage(s) may be required under a Service Agreement.

          (a)  Commercial General Liability Insurance, including
Products/Complete Operations and Advertising Injury coverage, with a minimum combined single limit of $3 million per occurrence and minimum general aggregate limit of $5 million;

          (b) Umbrella Liability Insurance, including Products/Complete Operations and Advertising Injury coverage, with a minimum limit of $50 million per occurrence and minimum aggregate amount of $50 million;

          (c) Worker's Compensation Insurance or any alternative plan or coverage as permitted or required by applicable law and employers liability insurance with a minimum occurrence limit of $500,000;

          (d) Comprehensive Computer Processor/Computer Consultant Professional Liability Insurance covering the liability for financial loss due to error, omission or negligence of Supplier as described in this Master Agreement and any Service Agreement with a minimum amount of $50 million;

          (e) Automotive Liability Insurance covering use of all owned, non-owned and hired automobiles with a minimum combined single limit of $3 million per occurrence for bodily injury and property damage liability;

          (f) "All Risk" Property Insurance in an amount equal to the replacement value of the Equipment;

          (g) Employee Dishonesty and Computer Fraud Insurance for loss arising out of or in connection with fraudulent or dishonest acts committed by the employees of Supplier, acting alone or in collusion with others, in a minimum amount of $10 million per loss; and

          (h) Employment Practices Liability Insurance covering all of Supplier's employment practices and covering Wards for Vicarious Liability as the result of Supplier's actions on behalf of Wards in an amount of at least $10 million per occurrence.

          Supplier shall maintain in full force and effect, during each Service Agreement Term and for a period of one (1) year thereafter, the Comprehensive Computer Processor/Computer Consultant Professional Liability Insurance in satisfaction of its obligation pursuant to Section 12.1(d). If for any reason such policy insurer cancels or fails to renew such policy, Supplier shall immediately purchase a replacement policy containing substantially the same terms as such policy and including a Prior Acts Coverage Endorsement effective from the Master Agreement Effective Date.

SECTION 12.2   GENERAL INSURANCE REQUIREMENTS

          All insurance policies Supplier is required to carry pursuant to this Article shall: (i) be primary as to Supplier's negligence and non-contributing with respect to any other insurance or self-insurance Wards may maintain; (ii) name Wards, its Affiliates, subsidiaries and their respective officers, directors and employees as additional insureds, as such parties' interests may appear with respect to this Master Agreement (except as to the insurance described in Section 12.1(c), (d), (g) and (h)); (iii) be provided by reputable and financially responsible insurance carriers with a Best's minimum rating of "A-" (or any future equivalent) and minimum Best's financial performance rating of "6" (or any other future equivalent); (iv) require the insurer to notify Wards in writing at least forty-five (45) days in advance of cancellation or modification; and (v) include a waiver of all rights of subrogation against Wards and its Affiliates. Supplier shall cause its insurers to issue to Wards on or before the Effective Date and each policy renewal date certificates of insurance evidencing that the coverages and policy endorsements required by this Article are in effect.

SECTION 12.3   RISK OF LOSS

          As of the Effective Date, each Party shall be responsible for risk of loss of, and damage to, any Equipment, Software or other materials in its possession or under its control.


                                  ARTICLE 13
                                    CHARGES

SECTION 13.1   CHARGES

          Subject to the other provisions of this Master Agreement, Wards shall pay to Supplier the amounts set forth in each Service Agreement as payment in full for the Services under such Service Agreement performed by Supplier during the Term (the "Charges"). Except as otherwise expressly set forth in this Master Agreement, Wards shall not be obligated to pay any amounts to Supplier for its performance of the Services and its other obligations under this Master Agreement other than the amounts set forth in the Service Agreements. Without limiting the foregoing, Wards shall not be required to reimburse Supplier for any expenses Supplier incurs in performing the Services and such obligations, including, without limitation, travel and lodging, document reproduction and shipping. If a Service Agreement Term is renewed pursuant to the applicable terms of such Service Agreement, the Charges set forth in such Service Agreement for the last applicable Contract Year shall continue to apply during the renewal period(s).

          Wards may from time to time advise Supplier that Wards desires to acquire equipment or software related to Services and Supplier shall acquire such equipment or software on

Wards' behalf. In such event the monthly processing charges provided for in the applicable Service Agreement shall be increased by the net present value of the total cost of such equipment or software, including taxes, installation, certification and shipping, amortized at 8% interest per annum over the remaining term of the applicable Service Agreement (or such shorter period as the parties may agree). Upon any Termination For Convenience by Wards pursuant to Section 18.2 of this Master Agreement or Termination for Cause by Supplier pursuant to Section 18.1(e) of this Master Agreement, Wards' shall pay Supplier the remaining unamortized amount related to such purchase reduced by the remaining lease or license obligations for the equipment or software assumed by Wards and title to the subject equipment or the license to the software shall be transferred to Wards. This provision does not relieve Supplier of its obligations to acquire, at Supplier's expense, equipment or software necessary to provide the Services contemplated by a Service Agreement.

SECTION 13.2 PASS-THROUGH EXPENSES

         (a) Any categories of Pass-Through Expenses shall be described in the applicable Service Agreement. Supplier shall review for accuracy each third party invoice for any Pass-Through Expenses and shall pay when due to such third party all valid amounts set forth on such invoice. Supplier shall include the amount of such payment on its next invoice to Wards and shall include with such invoice a copy of the third party invoice. Supplier shall not charge Wards any mark-up or administrative fee with respect to such Pass-Through Expenses unless expressly agreed to in a Service Agreement. Pass-Through Expenses must be approved in advance by Wards' Project Executive.

         (b) Supplier shall use all Commercially Reasonable Efforts to minimize the amount of Pass-Through Expenses. With respect to materials or services paid for on a Pass-Through Expenses basis, Wards shall have the right to: (i) obtain such materials or services directly from a third party; (ii) designate the third party source for such materials or services; (iii) designate the particular materials or services Supplier shall obtain; (iv) require Supplier to identify and consider multiple sources for such materials or services; (v) review and approve the Pass-Through Expense for such materials or services before Supplier enters into a subcontract for such materials or services; and (vi) if mutually agreed by the Parties with respect to any commitments made after a Service Agreement Effective Date for Pass-Through Expenses reject or require discontinuance of any third party providing pass-through materials or services pertaining to the Services.

SECTION 13.3 TAXES

         (a) Each Party shall pay any real property taxes or personal property taxes on property it either owns or leases from a third party or any other taxes, fees or costs related to equipment or the lease of equipment, including any property taxes attributable to Wards Facilities used by Supplier to provide the Services, which shall be paid by Wards. Taxes payable on any Transferred Equipment shall be prorated as of the Service Agreement Effective Date of the applicable Service Agreement based on the number of days in the applicable tax period, with Wards paying the taxes allocable to the period before the Service Agreement Effective Date and Supplier paying the taxes allocable to the period on and after the Service

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

Agreement Effective Date. If Supplier owes money to Wards pursuant to such proration, Supplier shall pay such amount to Wards by corporate check on the Service Agreement Effective Date. If Wards owes money to Supplier pursuant to such proration, Wards shall pay such amount to Supplier by corporate check on or before the date Supplier must pay the next installment of the applicable tax. If Wards purchases any Equipment from Supplier on the expiration or earlier termination of a Service Agreement pursuant to Section 18.8 (Purchase of Equipment), personal property taxes on such Equipment shall be prorated and paid in a similar manner, with Supplier paying the taxes allocable to the period before the date Wards purchases the Equipment and Wards paying the taxes allocable to the period on and after such date.

         A Service Agreement may provide, with respect to certain equipment leases, that applicable taxes will be paid on a regularly scheduled basis.

         (b) Supplier shall pay any sales, use, excise, value-added, services, consumption, and other taxes and duties imposed on any goods and services acquired, used or consumed by Supplier in connection with the Services (including any taxes applicable to the acquisition of the Transferred Equipment, but excluding any taxes applicable to Pass-Through Expenses). Wards shall pay any sales, use, excise, value-added, services, consumption and other taxes and duties imposed on its acquisition of Equipment from Supplier on the expiration or earlier termination of a Service Agreement pursuant to Section 18.8 (Purchase of Equipment).

         (c) Wards shall pay when due any sales, use, excise, value-added, services, consumption, or other tax imposed by any taxing jurisdiction as of the Service Agreement Effective Date on the provision of the Services or any component thereof, as the rate of such tax may change from time to time during the applicable Service Agreement Term. At Wards' option, unless not legally permissible, Wards shall either pay such taxes directly to the appropriate taxing authority or Wards shall pay such taxes to Supplier as invoiced and Supplier shall remit such payments to the appropriate taxing authority. Supplier shall be responsible for properly calculating and invoicing applicable taxes on the Services (other than City of Chicago taxes, if applicable, for which Wards shall be responsible for calculating).

         If any taxing jurisdiction imposes after the Service Agreement Effective Date a new sales, use, excise, value-added, services, consumption, or other tax on the provision of the Services or any component thereof, the Parties shall cooperate in attempting to reduce the amount of such tax to the maximum extent feasible. Wards shall be liable for any such new tax which is imposed on the Charges for the provision of the Services, or any component thereof, as well as such new tax on Pass-Through Expenses. Supplier shall be liable for any such new tax which is imposed on any Charges (other than Pass-Through Expenses) incurred in order to provide the Services. If any taxes applicable to the Services are imposed on Wards during a Service Agreement Term as a result of Supplier's migration of Services to a location other than the initial location of Supplier's Facility under the applicable Service Agreement, Supplier shall have full responsibility for payment of all such taxes to the extent the net taxes owed increases over the amount of taxes then being paid by Wards.

         (d) The Parties shall cooperate with each other to enable the Parties to determine accurately their respective tax liabilities and to reduce such liabilities to the extent permitted by law. Supplier invoices to Wards shall separately state the amount of any taxes Supplier is collecting from Wards. Each Party shall provide to the other any resale certificates, exemption certificates, information regarding out-of-state or out-of-country sales or use of Equipment and services, and such other similar information as the other Party may reasonably request.

SECTION 13.4 CHARGES PURSUANT TO CHANGE CONTROL PROCEDURES

         (a) If either Wards or Supplier proposes a change in or addition to the Services pursuant to the Change Control Procedures, the charge for such change or addition shall be determined in the manner set forth in this Section.

         (b) To the extent the proposed change or addition can be accommodated within the existing level of resources then being used by Supplier to provide the Services and without degradation to existing Service Levels (unless otherwise agreed by Wards in writing), the Charges payable by Wards under the applicable Service Agreement shall not be increased. To the extent the proposed change or addition will lower Supplier's cost to provide the Services thereafter, the applicable charges payable by Wards shall be equitably adjusted to reflect such projected cost savings.

         (c) To the extent the proposed change or addition will require the addition or subtraction of resources for which a pricing metric exists under this Master Agreement, the resulting change to the Charges payable by Wards hereunder shall be calculated in accordance with that pricing metric.

SECTION 13.5 RECORDKEEPING

         Supplier shall maintain complete and accurate records of, and supporting documentation for, the amounts billed to and payments made by Wards under this Master Agreement and all Service Agreements, as specified in the monthly invoice, of such amounts and payments. Such records shall include data and documentation of third party charges invoiced to and paid by Supplier. Supplier shall retain such records throughout the Term (including any records received by Supplier maintained by Wards or Wards' previous Supplier prior to the applicable Service Agreement Effective Date). Supplier shall provide Wards, at Wards' request, with paper and electronic copies of documents and information reasonably necessary to verify Supplier's compliance with this Master Agreement. Wards and its authorized agents and representatives shall have access to such records for audit purposes during normal business hours during the Term and thereafter for the period during which Supplier is required to maintain such records. Upon termination or expiration of this Master Agreement, Wards and Supplier shall mutually agree as to any records or documentation of which Supplier may retain one archived copy.

SECTION 13.6 MOST FAVORED CUSTOMER

         Charges payable from time to time by Wards under each Service Agreement shall not exceed those then paid by other Supplier customers under contracts signed before or after the

Effective Date of the applicable Service Agreement to whom Supplier provides services similar in type and scope to the Services described in such Service Agreement. The comparison of charges payable by Wards and such other Supplier customers shall take into account non-standard costs such as purchases of assets by Supplier at above fair market value, the term of such other customer agreements, and the extent of any customer guarantees of revenues to Supplier under such agreements. If the prices charged to another Supplier customer are, considering the foregoing, lower than the charges to Wards under any Service Agreement, then the charges to Wards shall be equitably adjusted to provide Wards the benefit of such lower charges for such Service Agreement, retroactive to the first date on which such lower charges to the other Supplier customer first became effective. Within thirty (30) days after the beginning of each Contract Year, a Supplier officer with executive responsibility for systems outsourcing and operations services shall certify in writing to Wards that Supplier's charges to Wards comply with this Section, and shall provide to Wards' auditors the information reasonably necessary for Wards to verify such compliance. The auditors shall inform Wards and Supplier whether Supplier's charges comply with this Section, but shall keep in strict confidence all information necessary to provide such verification.


                                   ARTICLE 14
                              INVOICING AND PAYMENT

SECTION 14.1      INVOICES

         Supplier shall issue to Wards, on a monthly basis in arrears, one (1) consolidated invoice for all amounts due under each Service Agreement with respect to Services rendered in the previous month. Each invoice shall separately state Charges for each category of Service, Pass-Through Expenses and taxes payable, and shall otherwise be in such detail as Wards may require for its internal accounting needs (including, without limitation, any chargeback requirements), as specified by Wards from time to time. Each Service Agreement invoice shall include any calculations used to establish the Charges. Invoices shall be in the form and provide such detail as specified in the sample invoice form as required by the applicable Service Agreement. Supplier shall deliver each invoice (one paper copy and one electronic version) to the appropriate Wards Project Executive. If out-of-scope Services are provided under a Service Agreement, Supplier will invoice the applicable charges in a separate invoice.

         If data required for invoicing is for any reason destroyed, corrupted or otherwise not available, the Charges to be invoiced for that month shall be calculated by using the lowest actual reported volumes or levels of Services for the corresponding period during such month. For example, if such data is not available for a period of hours on a Thursday, then the volumes during the same period on each other Thursday during the month shall be compared and the actual volumes for the lowest volume period shall be used for the unavailable data.

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

SECTION 14.2 PAYMENT

         (a) Subject to Section 14.5 (Setoff and Withholding), each invoice delivered pursuant to Section 14.1 shall be due and payable within forty-five
(45) days after the date such invoice is received by the applicable Wards Project Executive. Any amount due under or any Service Agreement for which a payment date is not otherwise specified shall be due and payable within forty-five (45) days after receipt of the invoice for such amount.

         (b) To the extent Wards is entitled to a credit pursuant to this Master Agreement or any Service Agreement, Supplier shall provide Wards with such credit on the first invoice delivered after such credit is earned. If the amount of any credit on an invoice exceeds the amount owing to Supplier reflected on such invoice, Supplier shall pay the balance of the credit to Wards within forty-five (45) days after the invoice date. If no further amounts are payable to Supplier under this Master Agreement, Supplier shall pay the amount of the credit to Wards within forty-five (45) days after the credit is earned.

SECTION 14.3 PRORATION

         All periodic charges under this Master Agreement (excluding charges based upon actual usage or consumption of Services) shall be computed on a calendar month basis and shall be prorated for any partial month.

SECTION 14.4 REFUNDS

         If either Party should receive a refund, credit or other rebate for goods or services paid for by the other Party, the recipient of such refund, credit or rebate shall promptly notify the other Party and shall pay such amount, with interest at the prime rate of Citibank of New York, to the other Party (or, if applicable, provide a credit on the next delivered invoice) within thirty (30) days after receipt thereof. Interest shall be calculated from the date thirty (30) days after such refund, credit or rebate was received.

SECTION 14.5 SETOFF AND WITHHOLDING

         (a) Notwithstanding any other provision of this Master Agreement, a Party who is owed any amount by the other Party may, at its option, set off that amount as a credit against any amounts it otherwise owes to the other Party.

         (b) If Wards disputes in good faith any portion of an invoice, Wards shall pay the undisputed dollar amount of such invoice when due and may, at its option, withhold the disputed portion pending resolution of the dispute by mutual agreement or pursuant to Article 19 (Dispute Resolution). If Wards withholds any payment pursuant to this Section 14.5(b), Wards shall notify Supplier of the basis for such withholding in accordance with Section 20.9 (Notices). Upon resolution of the dispute, Wards shall pay to Supplier such portion, if any, of the disputed amount determined to be owing to Supplier.

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                                   ARTICLE 15
                     CERTAIN REPRESENTATIONS AND WARRANTIES

SECTION 15.1 MUTUAL REPRESENTATIONS AND WARRANTIES

         Each Party represents and warrants that, as of the Effective Date and each Service Agreement Effective Date:

         (a) It is a corporation duly incorporated, validly existing and is in good standing under the laws of the state in which it is incorporated, and is good standing in each other jurisdiction where the failure to be in good standing would have a material adverse effect on its business or its ability to perform its obligations under this Master Agreement or any Service Agreement.

         (b) It has all necessary corporate power and authority to own, lease and operate its assets and to carry on its business as presently conducted and as it will be conducted pursuant to this Master Agreement and any Service Agreement.

         (c) It has all necessary corporate power and authority to enter into this Master Agreement and each Service Agreement and to perform its obligations thereunder, and the execution and delivery of this Master Agreement and each Service Agreement and the consummation of this transactions contemplated thereby have been duly authorized by all necessary corporate actions on its part.

         (d) This Master Agreement and each Service Agreement constitutes a legal, valid and binding obligation of such Party, enforceable against it in connection with its terms.

SECTION 15.2 SUPPLIER REPRESENTATIONS AND WARRANTIES

         As of the Effective Date and continuing throughout the Term and each Service Agreement Term, Supplier represents and warrants to Wards that:

         (a) It has not violated and it will not violate any applicable laws or regulation or any Wards policies regarding the offering of unlawful inducement in connection with this Master Agreement or any Service Agreement.

         (b) Except as previously disclosed to Wards and Wards' outside legal counsel, it has and shall have the right and authority to use the Supplier Software and Third Party Software to provide Services during each Service Agreement Term and to grant to Wards the licenses to the Supplier Software described in each Service Agreement.

         (c) It is not a party to, and is not bound or affected by or subject to, any instrument, agreement, charter or by-law provision, law, rule, regulation, judgment or order which would be contravened or breached as a result of the execution of this Master Agreement, consummation of the transactions contemplated by this Master Agreement, or execution of any Service Agreement.

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

         (d) Except as previously disclosed to Wards and Wards' outside legal counsel, it is not the subject of any pending or threatened litigation (including claims subject to arbitration) with any vendor of software, equipment or other resources or arising from an outsourcing relationship similar to the relationship contemplated by this Master Agreement or any Service Agreement and will notify Wards immediately in the event Supplier becomes the subject of any such litigation.

         (e) Supplier shall perform the Services in a professional and workmanlike manner.

         (f) All Supplier Software is and shall remain Year 2000 Compliant and, no later than June 30, 1999, the computing environment provided or serviced by Supplier (including all hardware, peripherals, Supplier Software and Third Party Software but not including any Wards' Software) (the "Supplier Environment") shall be and shall remain throughout the Term Year 2000 Compliant. Upon Wards' request prior to June 30, 1999 Supplier shall provide to Wards such internal and external information and analyses as are available to fully advise Wards of the status and compliance efforts of Supplier with respect to Supplier's Year 2000 compliance program. Beginning July 1, 1999 and, as requested by Wards, an executive officer of Supplier shall certify that the foregoing warranty continues to be true and correct. In no event shall Wards incur additional costs or increased Charges as a result of Supplier's Year 2000 Compliance efforts with respect to the Supplier Environment. For example, provided that Wards has satisfactorily performed Year 2000 testing of its application software prior to the Migration Completion Date under Service Agreement No. 1, if Supplier upgrades operating system software and as a result of such upgrade any Wards' or Third Party application software requires modification, Supplier shall be responsible for the cost of such modification.

SECTION 15.3 RFP AND DUE DILIGENCE ASSISTANCE

         If at any time during the Term Wards elects to issue a request for proposals to one or more services providers for the provision of all or any part of the Services, Supplier shall cooperate with Wards by (i) providing to Wards and such third party providers reasonable access to personnel and information relevant to such request for proposals, and (ii) participating in a reasonable due diligence process for the benefit of Wards and such third party providers in connection with the request for proposals. Supplier's obligations pursuant to this Section 15.3 are subject to (i) the agreement of Wards and such third party providers to reasonable security and confidentiality restrictions, generally in accordance with Article 9 (Confidentiality) of this Master Agreement, and (ii) the condition that such activities shall not disrupt or adversely affect Supplier's normal business.

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                                   ARTICLE 16
                                 INDEMNIFICATION

SECTION 16.1 INDEMNIFICATION BY SUPPLIER

         Supplier shall indemnify, defend and hold harmless Wards, its Affiliates, and Wards' private label credit card provider, if any, and their respective officers, directors, employees, agents, successors and assigns, from and against all Losses arising from, in connection with or relating to, third party allegations of any of the following:

         (a) Supplier's failure to perform any obligations required to be performed by it under any of the Third Party Contracts or Transferred Equipment leases on or after the applicable Service Agreement Commencement Date;

         (b) acts or omissions of Supplier Personnel located in any Wards Facility;

         (c) any claims arising out of or related to occurrences Supplier is required to insure against pursuant to Article 12 (Insurance; Risk of Loss);

         (d) Supplier's breach of its obligations with respect to Wards' Confidential Information;

         (e) any claims relating in any way to selection of the Transferred Employees or Supplier's offers of employment, and any claims by or on behalf of Transferred Employees that arise from or relate in any way to their employment with Supplier or to the termination of their employment with Supplier, including any claims by Transferred Employees against Wards based on a theory of joint employer liability or similar theory;

         (f) any claims of Supplier's subcontractors; and

         (g) any theft or other misappropriation of Wards' property or funds by Supplier or any of Supplier's employees.

SECTION 16.2 INDEMNIFICATION BY WARDS

         Wards shall indemnify, defend and hold harmless Supplier, its Affiliates and their respective officers, directors, employees, agents, successors and assigns, from and against all Losses arising from, in connection with or relating to, third party allegations of any of the following:

         (a) Wards' failure to perform any obligations required to be performed by it under any of the Third Party Contracts or Transferred Equipment leases before the Service Agreement Commencement Date;

         (b) Wards' breach of its obligations with respect to Supplier's Confidential Information; and

45
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         (c) any claims by or on behalf of Transferred Employees that arise from or relate in any way to their employment with Wards prior to the date such Transferred Employees are hired by Supplier, including any termination of such employment by Wards; provided, however, that during any period in which Supplier is managing Wards' employees pursuant to a Service Agreement, the foregoing indemnification is contingent on Supplier having given Wards prompt notice at the time Supplier knew or reasonably should have known of any acts or omissions of Wards' employees that could be the basis for any claim against Wards or Supplier.

SECTION 16.3 MUTUAL INDEMNIFICATION

         Each Party shall indemnify, defend and hold harmless the other Party, the other Party's Affiliates, and Wards' private label credit card provider, if any, and their respective officers, directors, employees, agents, successors and assigns, from and against all Losses arising from: (i) death of or injury to any agent, employee, invitee, visitor or other person to the extent caused by the conduct of the indemnitor, its Affiliates, or their respective agents, employees or contractors; (ii) damage to, or loss or destruction or, any real or tangible personal property to the extent caused by conduct of the indemnitor, its Affiliates, or their respective agents, employees or contractors; (iii) any violation of law by the indemnitor, whether before, on or after the Effective Date; or (iv) any breach of a Party's representations and warranties pursuant to this Master Agreement.

SECTION 16.4 INTELLECTUAL PROPERTY INDEMNIFICATION

         Wards and Supplier each agree to defend the other against any action to the extent that such action is based on a claim that the Wards Software, in the case of Wards, and the Supplier Software or the Services in the case of Supplier, or the Confidential Information provided by the indemnitor, or any party thereof, (a) infringes a copyright perfected under applicable law, (b) infringes a patent granted under applicable law or (c) constitutes an unlawful disclosure, use or misappropriation of another party's trade secret. The indemnitor will bear the expense of such defense and pay any damages and attorneys' fees that are attributable to such claim finally awarded by a court of competent jurisdiction. If any Software or Confidential Information becomes the subject of a claim under this Section, or in the indemnitor's opinion is likely to become the subject of such a claim, then the indemnitor may, at its option, (a) modify the Software or Confidential Information to make it noninfringing or cure any claimed misuse of another's trade secret, provided such modification does not adversely affect the functionality of the Software, or (b) procure for the indemnitee the right to continue using the Software or Confidential Information pursuant to the applicable Service Agreement, or (c) replace the Software with substantially equivalent Software that is noninfringing or that is free of claimed misuse of another's trade secret. Any costs associated with implementing any of the above alternatives shall be borne by the indemnitor.

         With respect to any Software provided or developed by a Party pursuant to a Service Agreement, such Party shall have no liability to the other Party under such Service Agreement (a) to the extent that any claim of infringement is based upon the use of the Software in

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connection or in combination with equipment, devices or Software not supplied by that Party or used in a manner for which the Software was not designed, (b) for infringements that arise solely as a result of the implementation by that Party of functionality requirements presented by the other Party where there is no non-infringing alternative to such implementation, and the other Party has been so advised by that Party prior to implementation, and (c) for maintenance, modifications, updates, enhancements and improvements to the Software made by any party other than that Party.

SECTION 16.5 INDEMNIFICATION PROCEDURES

         (a) Promptly after receipt by an indemnitee of any written claim or notice of any action giving rise to a claim for indemnification by the indemnitee, the indemnitee shall so notify the indemnitor and shall provide copies of such claim or any documents relating to the action. No failure to so notify an indemnitor shall relieve the indemnitor of its obligations under this Master Agreement except to the extent that the failure or delay is prejudicial. Within thirty (30) days following receipt of such written notice, but in any event no later than ten (10) days before the deadline for any responsive pleading, the indemnitor shall notify the indemnitee in writing (a "Notice of Assumption of Defense") if the indemnitor elects to assume control of the defense and settlement of such claim or action.

         (b) If the indemnitor delivers a Notice of Assumption of Defense with respect to a claim within the required period, the indemnitor shall have sole control over the defense and settlement of such claim; provided, however, that
(i) the indemnitee shall be entitled to participate in the defense of such claim and to employ counsel at its own expense to assist in the handling of such claim and (ii) the indemnitor shall obtain the prior written approval of the indemnitee before entering into any settlement of such claim or ceasing to defend against such claim. After the indemnitor has delivered a timely Notice of Assumption of Defense relating to any claim, the indemnitor shall not be liable to the indemnitee for any legal expenses incurred by such indemnitee in connection with the defense of such claim; provided, that the indemnitor shall pay for separate counsel for the indemnitee to the extent that conflicts or potential conflicts of interest between the Parties so require. In addition, the indemnitor shall not be required to indemnify the indemnitee for any amount paid by such indemnitee in the settlement of any claim for which the indemnitor has delivered a timely Notice of Assumption of Defense if such amount was agreed to without prior written consent of the indemnitor, which shall not be unreasonably withheld or delayed in the case of monetary claims. An indemnitor may withhold consent to settlement of claims of infringement affecting its proprietary rights in its sole discretion.

         (c) If the indemnitor does not deliver a Notice of Assumption of Defense relating to a claim within the required notice period, the indemnitee shall have the right to defend the claim in such a manner as it may deem appropriate, at the cost and expense of the indemnitor. The indemnitor shall promptly reimburse the indemnitee for all such costs and expenses upon written request therefor.

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SECTION 16.6 SUBROGATION

         In the event an indemnitor indemnifies an indemnitee pursuant to this Article, the indemnitor shall, upon payment in full of such indemnity, be subrogated to all of the rights of the indemnitee with respect to the claim to which such indemnity relates.


                                   ARTICLE 17
                            LIMITATIONS ON LIABILITY

SECTION 17.1 GENERAL INTENT

         Subject only to the limitations set forth in this Article, a Party who breaches any of its obligations under this Master Agreement or any Service Agreement shall be liable to the other for any damages actually incurred by the other as a result of such breach.

SECTION 17.2 LIMIT ON TYPES OF DAMAGES RECOVERABLE

         (a) EXCEPT AS SET FORTH IN CLAUSE (B) BELOW, NEITHER PARTY SHALL BE LIABLE FOR INDIRECT, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE, AND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

         (b) The exclusion set forth in clause (a) shall not apply to (i) Losses otherwise recoverable by an indemnitee pursuant to Article 16 (Indemnification) (except that such exclusion shall apply to Losses recoverable pursuant to Section 16.3(iv)), (ii) breach by a Party of its obligations for intentional acts with respect to Confidential Information, (iii) damages caused by a Party's intentional or willful acts or willful misconduct, or (iv) any intentional breach of this Master Agreement or any Service Agreement.

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

SECTION 17.3 LIMIT ON AMOUNT OF DIRECT DAMAGES RECOVERABLE

         (a) Supplier's aggregate liability for any breach or series of related breaches of this Master Agreement or any Service Agreement shall not exceed an amount equal to the total Charges payable to Supplier under all Service Agreements (excluding any Pass-Through Expenses and Special Charges) for the twelve (12) complete calendar months immediately preceding the month in which the event giving rise to the liability occurred (or, if the event giving rise to the liability occurs during the first twelve (12) months after the Effective Date, the total Charges (excluding any Pass-Through Expenses and Special Charges) estimated to be payable to Supplier pursuant to all Service Agreements for such first twelve (12) months). This limitation shall not apply to losses or damages attributable to (i) claims by an indemnitee pursuant to Article 16 (Indemnification) (except that such limitation shall apply to Losses recoverable pursuant to Section 16.3(iv)), (ii) breach by Supplier of its obligations for intentional acts with respect to Confidential Information, (iii) claims arising out of Supplier's intentional or willful acts or willful misconduct, or (iv) any intentional breach of this Master Agreement or any Service Agreement. Notwithstanding the foregoing, if any claim against Supplier for breach of this Master Agreement or any Service Agreement is a claim covered by any insurance policy maintained by Supplier in accordance with Article 12, any recovery of proceeds under such policy shall be paid to Wards to the extent Wards' damages exceed the foregoing limitation of liability. Supplier shall vigorously pursue any applicable policy claim as requested by Wards.

         (b) Wards' liability for any breach of this Master Agreement or any Service Agreement shall not exceed an amount equal to the total Charges payable to Supplier under all Service Agreements (excluding any Pass-Through Expenses and Special Charges) for the twelve (12) complete calendar months immediately preceding the month in which the event giving rise to the liability occurred (or, if the event giving rise to the liability occurs during the first twelve
(12) months after the Effective Date, the total Charges (excluding any Pass-Through Expenses and Special Charges) estimated to be payable to Supplier pursuant to all Service Agreements for such first twelve (12) months). This limitation shall not apply to losses or damages attributable to (i) claims by an indemnitee pursuant to Article 16 (Indemnification) (except that such limitation shall apply to Losses recoverable pursuant to Section 16.3(iv)), (ii) breach by Wards of its obligations for intentional acts with respect to Confidential Information, (iii) claims arising out of Wards' intentional or willful acts or willful misconduct, or (iv) claims for breach of Wards' payment obligations under any Service Agreement.

         (c) The following shall be considered direct damages and neither party shall assert that they are consequential damages to the extent they result from a Party's failure to fulfill its obligations in accordance with any Service
Agreement:

             (i) costs of recreating or reloading any of Wards' lost or damaged information;

             (ii) costs of implementing a workaround in respect of a failure to provide the Services;

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

               (iii) costs of replacing lost or damaged Equipment and Software or other materials;

               (iv) costs and expenses incurred to correct errors in software maintenance and enhancements provided as part of the Services;

               (v) costs and expenses incurred to procure the Services from an alternate source; and

               (vi) straight time, overtime, or related expenses incurred by Wards, including overhead allocations of Wards for Wards' employees, wages and salaries of additional employees, travel expenses, overtime expenses, telecommunication charges, and similar charges, due to the failure of Supplier to provide the Services or incurred in connection with (i) through (v) above.

          (d) Each Party shall have a duty to mitigate damages for which the other Party is liable.

SECTION 17.4   FORCE MAJEURE

          (a) Subject to clause (d) below, neither Party shall be liable for any failure or delay in the performance of its obligations under this Master Agreement or any Service Agreement, if any, to the extent such failure or delay both:

               (i) is caused, directly or indirectly, without fault by such Party, by: fire, flood, earthquake, elements of nature or acts of God; labor disruptions or strikes; acts of war, terrorism, riots, civil disorders, rebellions or revolutions; quarantines, embargoes and other similar governmental action; or any other similar cause beyond the reasonable control of such party; and

               (ii) could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, work-around plans or other means (including, in the case of Supplier, compliance with Supplier's obligations with respect to the provision of any disaster recovery services as set forth in any Service Agreement).

Events meeting both of the criteria set forth in clauses (i) and (ii) above are referred to collectively as "Force Majeure Events." The Parties expressly acknowledge that, except as otherwise expressly provided in a Service Agreement, Force Majeure Events do not include third party non-performance or the failure of an individual component or group of components (including but not limited to, hardware and software) used in delivery of the Services. The Parties further agree that Force Majeure Events do not include those events, circumstances or constraints that prevent a contracted product or service from qualifying as Year 2000 Compliant.

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

          (b) Subject to clause (d) below, upon the occurrence of a Force Majeure Event, the non-performing Party shall be excused from any further performance or observance of the affected obligation(s) for as long as such circumstances prevail and such Party continues to attempt to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance will immediately notify the other by telephone or by the most timely means otherwise available (to be confirmed in writing within two (2) Business Days of the inception of such delay) and describe in reasonable detail the circumstances causing such delay.

          (c) If a Force Majeure Event causes a material failure or delay in the performance of any Services for more than two (2) consecutive days, Wards may, at its option, and in addition to any rights Wards may have pursuant to
Section 18.4 (Termination Upon Force Majeure Event), procure such Services from an alternate source until Supplier is again able to provided such Services, and Supplier shall be liable for all payments made and costs incurred by Wards required to obtain the Services from such alternate source during such period. Wards shall continue to pay Supplier the charges established hereunder during such period, but Supplier shall not be entitled to any additional payments as a result of the Force Majeure Event.

          (d) Notwithstanding any other provision of this Section, a Force Majeure Event shall not relieve Supplier of its obligation to implement successfully all of the Services relating to disaster recovery services that are included in any Service Agreement within the time period described in such Service Agreement.

SECTION 17.5   ACTIONS OF OTHER PARTY

          Neither Party shall be liable for any failure or delay in the performance of its obligations under this Master Agreement or any Service Agreement if and to the extent such failure or delay is caused by the actions or omissions of the other Party or breaches of this Master Agreement or a Service Agreement by the other Party provided that the Party which is unable to perform has provided the other Party with reasonable notice of such non-performance and has used Commercially Reasonable Efforts to perform notwithstanding the actions, omissions or breaches of the other Party.


                                  ARTICLE 18
                                  TERMINATION

SECTION 18.1   TERMINATION FOR CAUSE

          (a) Wards shall have the option, but not the obligation, to terminate any Service Agreement, or one or more categories of Services under a Service Agreement, for cause:

          (i) for a material breach of such Service Agreement by Supplier that is not cured by Supplier within thirty (30) days of the date on which Wards provides written notice of such breach, in accordance with Section 20.9;

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

          (ii) for a material breach of such Service Agreement by Supplier that is not reasonably subject to cure within thirty (30) days after its occurrence.;

          (iii) for any Service Level Termination Event defined in any Service Level Agreement or any Corporate Service Level Termination Event defined in Master Schedule C;

          (iv) immediately upon failure by Supplier to provide any Services pertaining to disaster recovery services under any Service Agreement;

          (v) upon Supplier's failure to satisfactorily complete a migration under a Service Agreement by the scheduled Migration Completion Date;

          (vi)  upon termination of this Master Agreement for any reason; or

          (vii) upon any change in control of Supplier or any sale of substantially all the assets of Supplier.

          (b) Wards shall have the option, but not the obligation, to terminate this Master Agreement for cause:

          (i) for a material breach of the terms of this Master Agreement by Supplier that is not cured by Supplier within thirty (30) days of the date on which Wards provides written notice of such breach, in accordance with Section 20.9;

          (ii) for a material breach of this Master Agreement by Supplier that is not reasonably subject to cure within thirty (30) days after its occurrence;

          (iii) for any Corporate Service Level Termination Event defined in Master Schedule C;

          (iv) at any time if Wards has terminated one or more Service Agreement for cause; or

          (v) upon any change in control of Supplier or any sale of substantially all the assets of Supplier.

          (c) Wards shall have the option, but not the obligation, to terminate this Master Agreement without cause at any time if no Services are being provided by Supplier under a Service Agreement.

          (d) Wards shall exercise its termination option by delivering to Supplier written notice of such termination identifying the scope of the termination and the termination date.

          (e) Supplier shall have the option, but not the obligation, to terminate a Service Agreement only if Wards fails to pay when due undisputed amounts (including, without limitation, amounts determined pursuant to Article 19 (Dispute Resolution) to be owing to

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

Supplier) Wards owes to Supplier under such Service Agreement and Wards fails to cure such failure within ten (10) days after receipt from Supplier of written notice specifically stating that Supplier is exercising its rights under this
Section 18.1(d). Supplier hereby waives any rights it may have under this Master Agreement or any Service Agreement, at law or in equity, to terminate this Master Agreement or any Service Agreement for any reason other than that set forth in the immediately preceding sentence. Supplier shall exercise its termination option by delivering to Wards written notice of such termination identifying the termination date, which shall be at least thirty (30) days from the date such termination notice is delivered to Wards.

SECTION 18.2   TERMINATION FOR CONVENIENCE

          (a) Wards shall have the option, but not the obligation, to terminate for convenience this Master Agreement or, from time to time, one or more Service Agreements or one or more categories of Services under a Service Agreement. Wards shall exercise its termination option by delivering to Supplier written notice of such termination identifying the scope of the termination and the termination date (which shall be at least ninety (90) days after the date of such notice). In connection with any such termination, (i) Wards shall have no liability to Supplier for amounts in excess of the normal charges through the date of termination except for payment of the termination fee, if any, described in the applicable Service Agreement, and (ii) Supplier shall use Commercially Reasonable Efforts to reduce any costs associated with any such termination. Any termination fee included within a Service Agreement shall be equivalent to agreed unamortized investments made by Supplier in connection with a Service Agreement and shall not include any reimbursements for lost profits.

          (b) If a purported termination for cause by Wards under Section 18.1 (Termination for Cause) is determined pursuant to Article 19 (Dispute Resolution) not to be a proper termination for cause, such termination shall be deemed a termination for convenience subject to this Section.

          (c) Either Party may terminate this Master Agreement and all Service Agreements for convenience upon written notice to the other Party upon occurrence of either (i) Wards' decision not to file a motion for approval of this Master Agreement and the Service Agreements on or before November 30, 1998, or (ii) any such motion filed by Wards is not approved by the court in the Bankruptcy Case on or before December 31, 1998. In the event of any termination pursuant to this Section 18.2(c) Wards shall not be required to make any payments to Supplier except as provided in Service Agreement No. 1 and as provided in that certain letter agreement between the Parties dated October 28, 1998.

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

SECTION 18.3   TERMINATION FOR INSOLVENCY

          Wards shall have the option, but not the obligation, to terminate this Master Agreement in its entirety (including all Service Agreements) without payment of any termination fees if Supplier (i) becomes insolvent or is unable to meet its debts as they mature, (ii) files a voluntary petition in bankruptcy or seeks reorganization or to effect a plan or other arrangement with creditors,
(iii) files an answer or other pleading admitting, or fails to deny or contest, the material allegations of an involuntary petition filed against it pursuant to any applicable statute relating to bankruptcy, arrangement or reorganization,
(iv) shall be adjudicated a bankrupt or shall make an assignment for the benefit of its creditors generally, (v) shall apply for, consent to or acquiesce in the appointment of any receiver or trustee for all or a substantial part of its property, or (vi) any such receiver or trustee shall be appointed and shall not be discharged within thirty (30) days after the date of such appointment.

SECTION 18.4   TERMINATION UPON FORCE MAJEURE EVENT

          Wards shall have the option, but not the obligation, to terminate this Master Agreement or, from time to time, one or more affected Service Agreements or categories of Services, if Supplier fails to perform any Services in any material respect because of the occurrence of a Force Majeure Event and:

          (a) subject to clause (b) below, Supplier does not cure such failure within five (5) days after the occurrence of the Force Majeure Event; or

          (b) such failure is not reasonably subject to cure within five (5) days after such occurrence.

Wards shall exercise its termination option by delivering to Supplier written notice of such termination identifying the termination date.

SECTION 18.5   EXTENSION OF EXPIRATION OR TERMINATION EFFECTIVE DATE

          Wards may, at its option, upon thirty (30) days advance notice, extend any expiration date or the termination date it has specified pursuant to this Article one or more times, provided that the total of all such extensions shall not exceed one (1) year and each extension shall be for a minimum of ninety (90) days. In such event, the Services shall be provided pursuant to and on the terms and conditions set forth in this Master Agreement and each applicable Service Agreement.

SECTION 18.6   EFFECT OF TERMINATION

          Termination of this Master Agreement or any Service Agreement or categories of Services for any reason under this Article shall not affect (i) any liabilities or obligations of either Party arising before such termination or out of the events causing such termination, or (ii) any damages or other remedies to which a Party may be entitled under this Master

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

Agreement or any Service Agreement, at law or in equity, arising from any breaches of such liabilities or obligations.

SECTION 18.7   TERMINATION/EXPIRATION ASSISTANCE

          (a) Upon Wards delivery to Supplier of any written notice of breach or termination of this Master Agreement or any Service Agreement, Supplier shall provide to Wards or Wards' designee the assistance reasonably requested by Wards to enable the Services to continue without interruption and to facilitate the orderly transfer of the Services to Wards or its designee, including, without limitation, the assistance described in the applicable Service Agreement(s) ("Termination/Expiration Assistance"). Wards may also request that Supplier begin providing Termination/Expiration Assistance at any time within the six-month period prior to expiration of any Service Agreement Term.

          (b) At Wards' request, Supplier shall provide Termination/Expiration Assistance of an incidental nature to Wards for up to eighteen (18) months after the expiration date of a Service Agreement or, if applicable, the effective date of termination. The Termination/Expiration Assistance described in each Service Agreement shall be provided to Wards at no additional cost (except as may set forth in each Service Agreement) and except for reasonable travel and out-of-pocket expenses approved by Wards in connection with any expiration or termination of this Master Agreement or any Service Agreement.

          (c) Supplier acknowledges that, if it were to breach, or threaten to breach, its obligation to provide Wards with Termination/Expiration Assistance, Wards would be irreparably harmed. In such circumstances, Wards shall be entitled to proceed directly to a court of competent jurisdiction and obtain such injunctive, declaratory or other injunctive relief as may be reasonably necessary to prevent such breach, without the requirement of posting any bond.

SECTION 18.8   PURCHASE OF EQUIPMENT

          Upon expiration or termination of any Service Agreement, Wards shall have the option, but not the obligation, to purchase any Equipment owned by Supplier and used by Supplier primarily to provide the Services provided under such Service Agreement. The purchase price for any Equipment purchased by Wards shall be its net book value. Wards shall pay the purchase price to Supplier concurrently with Supplier's delivery to Wards of the Equipment and a bill of sale acceptable to Wards. In addition, Wards shall have the option, but not the obligation, to assume any lease of Equipment leased by Supplier and used by Supplier primarily to provide the Services.

SECTION 18.9   SUPPLIER SOFTWARE LICENSE

          Upon expiration or earlier termination of any Service Agreement, Supplier shall grant to Wards a worldwide, royalty-free, nonexclusive license to Wards or its designee to use, copy, maintain, modify, enhance and create derivative works of Supplier Software used to provide the applicable Services at the end of the Services Agreement, and Supplier shall offer to maintain such Supplier Software on terms at least as favorable as those offered to other Supplier customers. The scope of any such license grant will be for the sole purpose of supporting Wards' technology requirements covered by the Service Agreement that has been terminated and any such Supplier Software or derivative works thereof may be used only by Wards or by a third party on Wards' behalf for such purpose. If for any reason any Supplier Software is not available to Wards or such designee or cannot be licensed to Wards or such designee at the expiration or earlier termination of the Term, Supplier shall procure at its expense a license for substitute Software with substantially equivalent functionality and shall pay for all reasonable conversion costs. All references in this section to Wards shall include Wards' designee.

SECTION 18.10  THIRD PARTY CONTRACTS

         Upon expiration or earlier termination of any Service Agreement, Supplier shall, at Wards' request, and to the extent permitted by the applicable Third Party Contract and any applicable Third Party Consent, assign to Wards or its designee any Third Party Software Licenses and any Third Party Service Contracts used to provide Services to Wards on a dedicated basis at the end of the Term. Concurrently with such assignment, Wards shall deliver to Supplier a corporate check payable to Supplier equal to the amount, if any, of pre-payments made by Supplier pursuant to such Third Party Software Licenses and Third Party Service Contracts attributable to the period after such assignment. All references in this section to Wards shall include Wards' designee.

SECTION 18.11  OFFERS TO SUPPLIER EMPLOYEES

         Beginning upon delivery by Wards to Supplier of a written notice of breach or termination of this Master Agreement or a Service Agreement, or during the six-month period prior to expiration of any Service Agreement Term, Wards shall be entitled to seek to hire any Transferred Employee or any Supplier Personnel who has spent a majority of his or her working hours in the preceding twelve (12) months performing Services with respect to the applicable Service Agreement or any individual who is involved in more than one set of Services but has significant responsibilities under the applicable Service Agreement. Supplier shall not interfere with Wards' efforts, shall not enforce any restrictions imposed on such employees by agreement or policy which would interfere with Wards' efforts, and shall provide Wards access to such employees for the purposes of interviews, evaluations and recruitment. Any such employment by Wards would not be effective until termination or expiration of this Master Agreement or the applicable Service Agreement Supplier shall give.

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                                  ARTICLE 19
                              DISPUTE RESOLUTION

SECTION 19.1   GENERAL

         Any dispute or controversy between the parties with respect to the interpretation or application of any provision of this Master Agreement or the performance by Supplier or Wards of their respective obligations hereunder shall be resolved as provided in this Article.

SECTION 19.2   INFORMAL DISPUTE RESOLUTION

         The Parties may, by mutual agreement, attempt to resolve their dispute informally in the following manner:

         (a) Either Party may submit the dispute to the applicable Operating Committee, which shall meet as often as the Parties reasonably deem necessary to gather and analyze any information relevant to the resolution of the dispute. The applicable Operating Committee shall negotiate in good faith in an effort to resolve the dispute.

         (b) If the applicable Operating Committee determines in good faith that resolution through continued discussions by such Operating Committee does not appear likely, the matter shall be referred to the Executive Committee to negotiate a resolution of the dispute.

         (c) During the course of negotiations, all reasonable requests made by one Party to the other for non-privileged information, reasonably related to the dispute, shall be honored in order that each of the Parties may be fully advised of the other's position.

         (d) The specific format for the discussions shall be determined at the discretion of the applicable Operating Committee or the Executive Committee, but may include the preparation of agreed upon statements of fact or written statements of position.

         (e) Proposals and information exchanged during the informal proceedings described in this Article between the Parties shall be privileged, confidential and without prejudice to a Party's legal position in any formal proceedings. All such proposals and information, as well as any conduct during such proceedings, shall be considered settlement discussions and proposals, and shall be inadmissible in any subsequent proceedings.

         (f) Notwithstanding this Section, either Party may commence formal dispute resolution proceedings pursuant to Section 19.3 (Arbitration) without first observing the procedures set forth in this Section.

SECTION 19.3   ARBITRATION

         (a) Except as set forth in clause (b) below, any controversy or claim arising out of or relating to this Master Agreement or any Service Agreement, or any alleged breach hereof, including any controversy regarding the arbitrability of any dispute, shall be settled at the request of either Party by binding arbitration in Chicago, Illinois before and in accordance with the then existing Commercial Arbitration Rules of the American Arbitration Association (the "Rules"). In any dispute in which the amount in controversy is less than Two Hundred Fifty Thousand Dollars ($250,000), there shall be one (1) arbitrator agreed to by the Parties or, if the Parties are unable to agree within thirty (30) days after demand for arbitration is made, selected in accordance with the Rules. In all other cases there shall be three (3) arbitrators, one (1) of whom shall be selected by Wards within thirty (30) days after demand for arbitration is made, one (1) of whom shall be selected by Supplier within thirty (30) days after demand for arbitration is made, and one (1) of whom shall be selected by the two Party-appointed arbitrators within thirty (30) days after their selection. If one or more arbitrator(s) is not selected within the time period stated in the preceding sentence, such arbitrator(s) shall be selected pursuant to Rule 13 of the Rules. Any arbitrator(s) proposed by the American Arbitration Association shall have at least ten (10) years of experience in complex, commercial technology engagements in the area that is generally the same as the technology issue that is the subject of the dispute. Each Party shall pay its own attorneys' fees and one-half (1/2) of the other arbitration costs, subject to final apportionment by the arbitrators. The arbitrators shall apply the law set forth herein to govern this Master Agreement and any Service Agreement and shall have the power to award any remedy available at law or in equity; provided, however, that the arbitrators shall have no power to amend this Master Agreement or any Service Agreement. Any award rendered pursuant to such arbitration shall be final and binding on the Parties, and judgment on such award may be entered in any court having jurisdiction thereof. A party may recover its attorneys' fees incurred in any such enforcement action.

         (b) Notwithstanding clause (a) above, either Party may request a court of competent jurisdiction to grant provisional injunctive relief to such Party until an arbitrator can render an award on the matter in question and such award can be confirmed by a court having jurisdiction thereof.

SECTION 19.4   CONTINUED PERFORMANCE

         Both parties shall continue performing their respective obligations and responsibilities under this Master Agreement and any Service Agreement while any dispute is being resolved in accordance with this Article, unless and until such obligations are terminated or expire in accordance with the provisions of this Master Agreement or the applicable Service Agreement.

SECTION 19.5   APPLICABLE LAW

         All questions concerning the validity, interpretation and performance of this Master Agreement and any Service Agreement shall be governed by and decided in accordance with the laws of the State of Illinois, as such laws are applied to contracts between Illinois residents that are entered into and performed entirely with the State of Illinois.

SECTION 19.6   JURISDICTION AND VENUE

         The Parties hereby submit and consent to the exclusive jurisdiction of any state or federal court located within Cook County of the State of Illinois and irrevocably agree that all actions or proceedings relating to this Master Agreement and any Service Agreement, other than any action or proceeding required by this Article to be submitted to arbitration, shall be litigated in such courts, and each of the Parties waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any such action or proceeding in such court. Nothing in this Section shall affect the obligation of the Parties with respect to the arbitration of disputes pursuant to Section 19.3.

SECTION 19.7   EQUITABLE REMEDIES

         The Parties agree that in the event of any breach or threatened breach of any provision of this Master Agreement or any Service Agreement concerning
(i) Confidential Information, (ii) intellectual property rights or (iii) other matters for which equitable rights may be granted, money damages would be an inadequate remedy. Accordingly, such provisions may be enforced by the preliminary or permanent, mandatory or prohibitory injunction or other order of a court of competent jurisdiction.


                                  ARTICLE 20
                                 MISCELLANEOUS

SECTION 20.1   INTERPRETATION

         (a) In this Master Agreement and in any Service Agreement, words importing the singular number include the plural and vice versa and words importing gender include all genders. The word "person" includes, subject to the context in which it appears, an individual, partnership, association, corporation, trustee, executor, administrator or legal representative.

         (b) The division of this Master Agreement, any Master Schedules and any Service Agreement into Articles, Sections, subsections and Schedules and the insertion of any captions or headings are for convenience of reference only and shall not affect its construction or interpretation.

         (c) In this Master Agreement and in any Service Agreement, unless otherwise specifically provided:

               (i) In the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

               (ii) References to a specified Article, Section, subsection, Schedule or other subdivision shall be construed as references to that specified Article, Section, subsection, Schedule or other subdivision of this Master Agreement or the applicable Service Agreement, unless the context otherwise requires.

               (iii) The word "dollar" and the symbol "$" refer to United States dollars.

               (iv) References to "days" means calendar days unless "business days" are specified.

               (v) The term "including" means "including, without limitation," or "including, but not limited to."

         (d) The Parties are sophisticated and have been represented by counsel during the negotiation of this Master Agreement and each Service Agreement. As a result, the Parties believe the presumption of any laws or rules relating to the interpretation of contracts against the drafter thereof should not apply, and hereby waive any such presumption.

SECTION 20.2   BINDING NATURE AND ASSIGNMENT

         Neither Party may assign, voluntarily or by operation of law, any of its rights or obligations under this Master Agreement without the prior written consent of the other Party; provided, that Wards may assign its rights and obligations under this Master Agreement or any Service Agreement to an Affiliate, or to an entity which effects a merger transaction involving Wards or otherwise acquires all or substantially all of the capital stock or assets of Wards and any such Affiliate or successor in interest shall assume in writing all obligations of Wards. Subject to the foregoing, this Master Agreement and each Service Agreement shall be binding on the Parties and their respective successors and assigns.

SECTION 20.3   EXPENSES

         In this Master Agreement and each Service Agreement, unless otherwise specifically provided, all costs and expenses (including the fees and disbursements of legal counsel) incurred in connection with this Master Agreement or the applicable Service Agreement, and the completion of the transactions contemplated by this Master Agreement or the applicable Service Agreement shall be paid by the Party incurring such expenses.

SECTION 20.4   AMENDMENT AND WAIVER

         No supplement, modification, amendment or waiver of this Master Agreement or any Service Agreement shall be binding unless executed in writing by the Party against whom enforcement of such supplement, modification, amendment or waiver is sought. No waiver of any of the provisions of this Master Agreement or any Service Agreement shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 20.5   FURTHER ASSURANCES; CONSENTS AND APPROVALS

         Each party shall provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to give effect to this Agreement and to carry out its provisions. Whenever this Master Agreement or any Service Agreement requires or contemplates any action, consent or approval, such Party shall act reasonably and in good faith and (unless the Agreement expressly allows exercise of a Party's sole discretion) shall not unreasonably withhold or delay such action, consent or approval.

SECTION 20.6   PUBLICITY

         All media releases, public announcements and other disclosures by either Party relating to this Master Agreement or any Service Agreement or the subject matter hereof, including promotional or marketing materials, but excluding announcements intended solely for internal distribution or to meet legal or regulatory requirements, shall be coordinated with and approved by the other Party prior to release. No license or right, either directly or by implication, is granted to Supplier to use Wards' name or any of Wards' trade names, trademarks, service marks, slogans, logos or designs for any advertising, promotional or other purpose which is not material to Supplier's performance under this Master Agreement without the prior, written permission of Wards.

SECTION 20.7   SEVERABILITY

         Any provision in this Master Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 20.8   ENTIRE AGREEMENT

         This Master Agreement and each of the Service Agreements thereto, including the Schedules thereto, constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

SECTION 20.9   NOTICES

         Any notice, demand or other communication required or permitted to be given under this Master Agreement or any Service Agreement shall be in writing and shall be deemed delivered to a Party (i) when delivered by hand or courier,
(ii) when sent by confirmed facsimile with a copy sent by another means specified in this Section, or (iii) six (6) days after the date of mailing if mailed by United States certified mail, return receipt requested, postage prepaid, in each case to the address of such Party set forth below (or at such other address as the Party may from time to specify by notice delivered in the foregoing manner):

         If to Supplier, to:    Acxiom Corporation
                                1501 Opus Place
                                Downers Grove, IL  60515
                                Attention: Outsourcing Group, Business Leader

         With a Copy to:        Acxiom Corporation
                                1501 Opus Place
                                Downers Grove, IL  60515
                                Attention: Outsourcing Group, Corporate Counsel


         If to Wards, to:       Montgomery Ward & Co., Incorporated
                                535 W. Chicago Avenue
                                Chicago, Illinois 60671-0042
                                Attention:  Chief Information Officer

         With a Copy to:        Montgomery Ward & Co., Incorporated
                                535 W. Chicago Avenue
                                Chicago, Illinois 60671-0042
                                Attention:  Legal/Secretary

SECTION 20.10  SURVIVAL

         Any provision of this Master Agreement or of any Service Agreement which contemplates performance or observance subsequent to any termination or expiration of this Master Agreement or of any Service Agreement, including, without limitation, Section 7.5 (Employment Offers), Section 8.4 (Work Product),
Section 8.5 (Use of Concepts, Know-how and Methods), Article 9 (Confidentiality), Article 11 (Audits), Section 13.3 (Taxes), Section 13.6 (Recordkeeping), Article 16 (Indemnification), Article 17 (Limitations on Liability), Sections 18.7 through 18.11, inclusive (Termination) and Article 19 (Dispute Resolution) shall survive expiration or termination of this Master Agreement or any Service Agreement.

SECTION 20.11  INDEPENDENT CONTRACTORS

         Supplier shall perform its obligations under this Master Agreement and all Service Agreements as an independent contractor of Wards. Nothing herein shall be deemed to constitute Supplier and Wards as partners, joint venturers, or principal and agent. Supplier has no authority to represent Wards as to any matters, except as expressly authorized in this Master Agreement or in a Service Agreement.

SECTION 20.12  THIRD PARTY BENEFICIARIES

         Except as set forth in Article 16 (Indemnification) of this Master Agreement, nothing in this Master Agreement or in any Service Agreement, express or implied, is intended to confer on rights, benefits, remedies, obligations or liabilities on any person (including, without limitation, any employees of the Parties) other than the Parties or their respective successors or permitted assigns.

SECTION 20.13  COUNTERPARTS

         This Master Agreement and each Service Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

SECTION 20.14  BANKRUPTCY COURT APPROVAL

         Wards is a debtor in a case pending before the United States Bankruptcy Court for the District of Delaware, Case No. 97-1409 (PJW) (Jointly Administered) (the "Bankruptcy Case"). Wards will undertake reasonable efforts to have this Master Agreement and the applicable Service Agreements approved by a final order entered in the Bankruptcy Case.

         IN WITNESS WHEREOF the Parties have executed this Master Agreement as of the day and year first above written.



MONTGOMERY WARD & CO.,                      ACXIOM CORPORATION
    INCORPORATED


By: /s/ Don Bernheisel                      By: /s/ Joseph C. Grossestreuer
   ----------------------------                -------------------------------
Name:   Don Bernheisel                      Name:   Joseph C. Grossestreuer
     --------------------------                  -----------------------------
Its: SVP, CIO                               Its: SVP-Outsourcing Services
    ---------------------------                 ------------------------------

                                                                      10.(i)(R)

                   SERVICE AGREEMENT BETWEEN MONTGOMERY WARD
                            & CO., INCORPORATED AND
                              ACXIOM CORPORATION


              SERVICE AGREEMENT NO. 1: TRANSITION MANAGEMENT AND
              ---------------------------------------------------
                              MIGRATION SERVICES
                              ------------------

     THIS SERVICE AGREEMENT NO. 1: TRANSITION MANAGEMENT AND MIGRATION SERVICES (the "Service Agreement") is made and entered into this 6th day of November, 1998, between Montgomery Ward & Co., Incorporated a Delaware corporation ("Wards"), andAcxiom Corporation, a Delaware corporation ("Supplier").

     This Service Agreement is entered into between Wards and Supplier pursuant to the Master Agreement (defined below). Wards and Supplier agree that: (i) except to the extent expressly provided otherwise in this Service Agreement, all the terms and definitions of the Master Agreement are incorporated by reference into this Service Agreement, and (ii) in the event of any inconsistent or contradictory terms between the Master Agreement and the Service Agreement, the terms of Section 2.3 of the Master Agreement shall control.

     The Parties hereby agree as follows:

                            ARTICLE 1.  DEFINITIONS

     All defined terms that are used in the Master Agreement will have the same meaning in this Service Agreement. In addition, for purposes of this Service Agreement, the following terms shall have the indicated meanings:

     "ASSOCIATE HIRE DATE" has the meaning given in Section 5.2.

     "ASSOCIATE TRANSITION PERIOD" has the meaning given in Section 5.1.

     "SERVICE AGREEMENT COMMENCEMENT DATE" means the date immediately following the date of Bankruptcy Court approval of the Master Agreement and all Service Agreements..

     "SERVICE AGREEMENT EFFECTIVE DATE" means November 6, 1998.

     "TRANSITION MANAGEMENT SERVICES" has the meaning given in Section 4.1.

                                ARTICLE 2. TERM

     2.1 TERM. The Service Agreement Term shall begin as of the Service Agreement Commencement Date and shall continue until the Migration Services and the Transition Management Services have been completed, unless further extended or earlier terminated or renewed in accordance with the provisions of this Service Agreement or the Master Agreement.

                         ARTICLE 3. MIGRATION SERVICES

     3.1 MIGRATION SERVICES; PRELIMINARY MIGRATION PLAN. Throughout the Service Agreement Term, Supplier shall provide Migration Services, in accordance with Section 4.2 of the Master Agreement, for all of the Services described in Service Agreements 2, 3, 4, 5, 6 and 7 under the Master Agreement. The Preliminary Migration Plan is attached to this Service Agreement as Exhibit A,
                                                                    ---------
and a final Migration Plan will be furnished to Wards for approval under Section 4.2(b) of the Master Agreement. The Preliminary Migration Plan specifies the Migration Milestones and Migration Completion Date required to effectively migrate all of such Services to Supplier. Except for any specific responsibilities assigned to Wards in Exhibit C to this Service Agreement, the
                                      ---------
Migration Services shall include all functions, responsibilities and tasks not specifically described in the Preliminary Migration Plan or the Migration Plan but which are required for the proper migration of the Services described above and are an inherent part of, or a necessary sub-part included within, the Migration Services. The Supplier Project Executive identified in Section 4.2 of this Service Agreement shall act as a single point of contact for all of the Migration Services performed by Supplier.

     3.2  LIQUIDATED DAMAGES.  Exhibit B to this Service Agreement sets forth
                               ---------
the Migration Milestones and conditions for payment of liquidated damages in accordance with Section 4.2(f) of the Master Agreement.

                       ARTICLE 4.  TRANSITION MANAGEMENT

     4.1 TRANSITION MANAGEMENT SERVICES. Throughout the Service Agreement Term, Supplier shall assume operation and control of the Wards computing environments that are generally described in Service Agreements 2, 3, 4, 5, 6 and 7 under the Master Agreement (the "Transition Management Services"). Transition Management Services includes the supervision and other duties related to personnel as described in Article 5.

     4.2 APPOINTMENT OF PROJECT EXECUTIVES. The Parties appoint the following individuals as Project Executives under this Service Agreement:

     Wards:  Irving Hammer

  Supplier: Joseph Grossestreuer

     4.3 RESPONSIBILITIES OF WARDS.  Exhibit C to this Service Agreement
                                      ---------
identifies the responsibilities of Wards during the Service Agreement Term, as such Exhibit may be amended and supplemented from time to time pursuant to the Master Agreement.

                         ARTICLE 5. PERSONNEL MATTERS

     5.1 PERSONNEL TRANSITION. During the period from the Service Agreement Commencement Date to no later than February 15, 1999 (the "Associate Transition Period"), Supplier shall manage the Transferred Associates in performing the Transition Management Services. During the Associate Transition Period, the Transferred Associates will continue to be employees of Wards, and will be managed by Supplier in the same day-to-day responsibilities as they performed prior to the Service Agreement Effective Date. Wards shall have the right to make all personnel decisions (including hiring, firing, and discipline) for the Transferred Associates during the Associate Transition Period. Supplier will promptly inform Wards of any conduct of a Transferred Associate that it manages that is relevant to such personnel decisions.

     5.2  HIRING OF TRANSFERRED ASSOCIATES.  Set forth in Exhibit D to this
                                                           ---------
Service Agreement is a listing of all Wards associates to which Supplier intends to offer employment. Offers shall be made by the Supplier no later than [JANUARY 15, 1999] for employment beginning on [FEBRUARY 15, 1999] (the "Associate Hire Date"), unless otherwise agreed by the Parties. All offers shall be made consistent with Section 7.1 of the Master Agreement. Beginning on [Februaryl 15, 1999] (or earlier date if agreed by Wards and Supplier for one or more Transferred Associates), the Transferred Associates shall become employees of Supplier.

                             ARTICLE 6.   CHARGES

     6.1  CHARGES FOR MIGRATION AND TRANSITION MANAGEMENT SERVICES. Exhibit E to
                                                                    ---------
this Service Agreement sets forth Supplier's Charges for the Migration and Transition Management Services. All Charges and all Pass-Through Expenses are subject to the provisions of Article 13 of the Master Agreement.

     6.2 INVOICES FOR CHARGES AND EXPENSES. In all invoices for Services under this Agreement, Supplier shall provide Wards with the information described in Exhibit E in sufficient detail in order to allow Wards to verify invoices.
---------
Invoice submission and payment shall be in accordance with Article 14 of the Master Agreement.

          ARTICLE 7.  SERVICE LEVELS FOR TRANSITION MANAGEMENT SERVICES

     7.1 SERVICE LEVEL AGREEMENT. Supplier will provide the Transition Management Services at levels that are not less than the service levels currently provided by Wards. In the event that Wards believes the services in any area have declined below the levels of service that were maintained prior to the Service Agreement Effective Date, Wards will notify Supplier of the problem and Supplier will use Commercially Reasonable Efforts to promptly correct the problem

             ARTICLE 8.  FACILITIES, EQUIPMENT AND SOFTWARE TERMS

     8.1 USE OF WARDS FACILITIES, SOFTWARE AND EQUIPMENT. During the Service Agreement Term, Wards will provide Supplier access to the Wards Facilities, Software and Wards Equipment within the scope of the Transition Management Services and Supplier shall be responsible for the care, custody and control of such Wards Facilities, Software and Wards Equipment. Supplier shall comply with any reasonable physical and data security procedures and other administrative procedures as directed by Wards. Title to any owned Wards Equipment shall remain vested in Wards until the end of the Term of this Service Agreement, and the purchase of any such Wards Equipment by Supplier shall thereafter be controlled by the terms of the applicable Service Agreement. Supplier shall not subject the Wards Facilities, Software or Wards Equipment to any lien or other encumbrance.

     8.2 THIRD PARTY CONTRACTS. On the Service Agreement Effective Date, and subject to Supplier having received any Third Party Consents, Supplier shall assume from Wards all of the administrative duties, and obtain or provide for such other rights or consents as are necessary, under the Third Party Contracts listed in the applicable Exhibits attached to each of the Service Agreements. The terms of Section 6.3 of the Master Agreement shall apply with respect to the Third Party Contracts and Third Party Software. This Service Agreement shall not effect an assignment of any Third Party Contract, and the assignment of Third Party Contracts shall thereafter be controlled by the terms of the applicable Service Agreement.

     8.3 WARDS SOFTWARE. Supplier is granted a limited, non-exclusive and royalty-free license to use the Wards Software solely at the Wards Facilities and solely to provide the Services described in this Service Agreement. The terms of Section 8.1 of the Master Agreement shall apply with respect to the Wards Software.

     8.4 SUPPLIER SOFTWARE. Supplier shall not introduce any Supplier Software into any Wards computing environment during the Term of this Service Agreement without the prior written consent of Wards. In the event Supplier Software is used, the use of such Supplier Software in providing the Services shall be in accordance with Section 8.2 of the Master Agreement.

                            ARTICLE 9.  TERMINATION

     9.1  TERMINATION BY WARDS.  Wards may terminate this Service Agreement:

     (a) upon failure of Supplier to cure a default in the Preliminary Migration Plan or the Migration Plan within the time period set forth in the Preliminary Migration Plan or the Migration Plan;

     (b) if the damages resulting from the failure to meet a Migration Milestone exceed the amount of liquidated damages specified in Exhibit
                                                                         -------
          C; or
          -

     (c)  as provided in Article 18 of the Master Agreement.

     In the event of termination under this Article 9, Wards shall not be obligated to enter into any other Service Agreement. Wards shall be entitled to hire any Transferred Associate under Section 18.11 of the Master Agreement. Termination fees are stated in Exhibit E of this Service Agreement.

     IN WITNESS WHEREOF the Parties have executed this Service Agreement as of the day and year first above written.

MONTGOMERY WARD & CO.,
     INCORPORATED                  ACXIOM CORPORATION

By: /s/ Don Bernheisel             By: /s/ Joseph C. Grossestreuer
   ----------------------              ----------------------------
Name:   Don Bernheisel             Name:   Joseph C. Grossestreuer
     --------------------               ---------------------------
Its: SVP, CIO                      Its: SVP-Outsourcing
    ---------------------               ---------------------------

             EXHIBITS TO MIGRATION/TRANSITION MANAGEMENT SERVICE
             ----------------------------------------------------
                                   AGREEMENT
                                   ---------

     EXHIBIT A    PRELIMINARY MIGRATION PLAN

     EXHIBIT B    MIGRATION MILESTONES AND LIQUIDATED DAMAGES

     EXHIBIT C    WARDS RESPONSIBILITIES

     EXHIBIT D    TRANSFERRED ASSOCIATES

     EXHIBIT E    CHARGES

                                   EXHIBIT A

                          PRELIMINARY MIGRATION PLAN

                                   EXHIBIT B

                  MIGRATION MILESTONES AND LIQUIDATED DAMAGES

MIGRATION MILESTONES

     The following events are Migration Milestones under Section 4.2(f) of the Master Agreement:

     A.  Migration  Plan and Cutover

         Event                                         Date

     Final Migration Plan  [Thirty days after start of Transition Services]

     Network Connectivity Test                         [April 25, 1999]

     Systems Software and Application Test             [May 16, 1999]

     Final Cutover of all Services                     [May 30, 1999]

     B.   Migration Validation

          For the two week period following the Final Cutover, Supplier will provide the Services to Wards to validate the completion of the migration Services. Migration shall be deemed to be validated during such period when Supplier achieves four (4) consecutive business days of operations without the occurrence of a Severity 1 Problem, as defined in Section I.A. of Master Schedule D.

LIQUIDATED DAMAGES

     A.   Damages for Failure to Meet Migration Plan and Cutover

          The following liquidated damages shall apply for each of the designated Milestones:

               Milestone                                    Liquidated Damages

               Final Migration Plan                         $25,000

               Network Connectivity Test                    $25,000

               Systems Software and Application Test        $25,000

               Final Cutover of all Services                $25,000

          Liquidated damages accrue upon the failure to meet any of the Milestones, provided, however, that if the final Milestone is met by Supplier, all accrued liquidated damages are waived by Wards.

     B.   Migration Validation Liquidated Damages

     The liquidated damages for failure to meet the standard in Section 1.B above for Migration Validation shall not exceed $100,000. The liquidated damages shall become due upon the following events and in the amounts stated:

     Failure to achieve migration validation within the two week validation period; liquidated damages = $100,000.

     Occurrence of a Severity 1 Problem that affects external customers of Wards; liquidated damages = $100,000.

EXCUSED PERFORMANCE

     Supplier shall not be liable to pay Wards liquidated damages for any failure to meet a Migration Milestone to the extent that such a failure is directly attributable to (i) a Force Majuere Event; or (b) the failure of Wards to meet a Wards responsibility that is specifically identified in the Migration Plan, or in Exhibit C to this Service Agreement.

                                   EXHIBIT C

                            WARDS RESPONSIBILITIES

                                   EXHIBIT D

                            TRANSFERRED ASSOCIATES

                                   EXHIBIT E

                                    CHARGES



ONE TIME MIGRATION CHARGE: ............................................$140,000
     (payable in equal installments over 61 months commencing with the Service Agreement Commencement Date for Service Agreement No. 2, plus 8% interest) In addition, Wards shall pay Supplier monthly Special Charges of $145,985.80 commencing in January 1999 and through the term of Service Agreement No. 3 Midrange Services.

     A.   PASS - THROUGH EXPENSES:

          - There is a $40,000 allowance for telecommunications charges for connectivity between Wards' corporate complex, Signature and Supplier's data center. Telecommunications charges will be reconciled to actuals at the completion of the migration.
          - Out of pocket expenses, including but not limited to travel, as may be approved in advance by Wards.
          - Actual payroll costs, including taxes and benefits, for Transferred Employees hired by Supplier, to the extent such costs are incurred prior to the Service Agreement Commencement Dates of Service Agreements 2 through 7.

     B.   TERMINATION CHARGES

          - In the event of termination for any reason, Wards shall repurchase all equipment and software described in Wards' letter to Supplier dated October 28, 1998, at the unamortized principal balance set forth on the attached schedule.
          - In the event of Termination for Convenience or Termination for Cause by Supplier, Wards shall reimburse Supplier for documented expenses of Supplier approved in advance by Wards and directly related to the transfer and migration of Wards' data center and the provision of services to Wards.

                                                                       10.(i)(R)


                   SERVICE AGREEMENT BETWEEN MONTGOMERY WARD
                            & CO., INCORPORATED AND
                              ACXIOM CORPORATION


                SERVICE AGREEMENT NO. 2:  DATA CENTER SERVICES
                ----------------------------------------------


     THIS SERVICE AGREEMENT NO. 2: DATA CENTER SERVICES (the "Service Agreement") is made and entered into this 6th day of November, 1998, between Montgomery Ward & Co., Incorporated a Delaware corporation ("Wards"), and Acxiom Corporation, a Delaware corporation ("Supplier").

     This Service Agreement is entered into between Wards and Supplier pursuant to the Master Agreement (defined below). Wards and Supplier agree that: (i) except to the extent expressly provided otherwise in this Service Agreement, all the terms and definitions of the Master Agreement are incorporated by reference into this Service Agreement, and (ii) in the event of any inconsistent or contradictory terms between the Master Agreement and the Service Agreement, the terms of Section 2.3 of the Master Agreement shall control.

     The Parties hereby agree as follows:

                            ARTICLE 1.  DEFINITIONS

     All defined terms that are used in the Master Agreement will have the same meaning in this Service Agreement. In addition, for purposes of this Service Agreement, the following terms shall have the indicated meanings:

     "DATA CENTER" means the mainframe data processing center of Wards currently located at the Wards corporate complex on Larabee Street in Chicago, Illinois.

     "DATA CENTER SERVICES" has the meaning given in Section 5.1.

     "INITIAL TERM" has the meaning given in Section 2.1.

     "MASTER AGREEMENT" means the Master Service Agreement for Information Technology Services Between Montgomery Ward & Co., Incorporated and Acxiom Corporation dated November 6, 1998, and all amendments thereto.


     "RENEWAL TERM" has the meaning given in Section 2.2.

     "SERVICE AGREEMENT COMMENCEMENT DATE" means the date on which the Migration Plan for Data Center Services has been implemented.

     "SERVICE AGREEMENT EFFECTIVE DATE" means November 6, 1998.

     "SERVICE AGREEMENT TERM" means the Initial Term of this Agreement and any Renewal Term.

     "SERVICE LEVEL AGREEMENT" when used in this Service Agreement has the meaning given in Section 7.1 of this Service Agreement.

     "TRANSFERRED EQUIPMENT" when used in this Service Agreement has the meaning given in Section 8.1 of this Service Agreement.

     "WARDS PEAK SEASON" means the period in any year during the Service Agreement Term from November 20 through December 31, as such dates may be adjusted by Wards from time to time.

                                ARTICLE 2. TERM

     2.1 INITIAL TERM. The initial term of this Service Agreement (the "Initial Term") shall begin as of the Service Agreement Commencement Date and shall continue for a period of sixty-one (61) months thereafter, unless earlier terminated or renewed in accordance with the provisions of this Service Agreement or the Master Agreement.

     2.2 RENEWAL TERM. In accordance with Section 3.2 of the Master Agreement, Wards shall have the option to renew this Service Agreement for an additional two (2) year term (a "Renewal Term") by delivering written notice of such renewal to Supplier at least ninety (90) days before expiration of the final Contract Year under this Service Agreement. All of the terms of this Service Agreement and the Master Agreement shall continue to apply without change during the Renewal Term.

                            ARTICLE 3. TERMINATION

     3.1 CONVENIENCE TERMINATION FEE. Wards shall have the option to terminate this Service Agreement for convenience in accordance with Section 18.2(a) of the Master Agreement. The convenience termination charges, if any, shall be as described in Exhibit C of this Service Agreement.

                         ARTICLE 4. PERSONNEL MATTERS


     4.1  KEY SUPPLIER POSITIONS.  Exhibit A to this Service Agreement also
                                   ---------
identifies the Key Supplier Positions that are subject to the provisions of
Section 7.2 of the Master Agreement.

                             ARTICLE 5.  SERVICES

     5.1 GENERAL. Throughout the Service Agreement Term, Supplier shall provide the Services described in Exhibit B, as such Exhibit may be amended and
                          ---------
supplemented from time to time pursuant to the Master Agreement (the "Data Center Services"). The Data Center Services includes all of the responsibilities (including Equipment, Software, personnel and expenses) associated with the Data Center unless specifically identified as a Wards responsibility under Section
5.4 below. The Services include: (i) functions, responsibilities and tasks performed by the Transferred Employees prior to the Service Agreement Effective Date; (ii) functions, responsibilities and tasks not specifically described in this Service Agreement but which are required for their proper performance and are an inherent part of, or a necessary sub-part included within, the Services, and (iii) functions, responsibilities and tasks that are a logical extension of existing Services as a result of changes in technology, changes in Wards business practices or changes resulting from change control procedures. Supplier will be the exclusive provider of the Services identified in this Service Agreement.


     5.2 TRANSITION MANAGEMENT AND SERVICE LEVELS. During the period from the Service Agreement Effective Date to the Service Agreement Commencement Date, Supplier will provide Data Center Services under Service Agreement No. 1 (Transition Migration Services). Following the Service Agreement Commencement Date, the Service Level Agreement and other obligations of this Service Agreement will become effective.


     5.3 APPOINTMENT OF PROJECT EXECUTIVES. Prior to the Service Agreement Commencement Date, the Parties will appoint individuals as Project Executives under this Service Agreement to carry out the duties described in the Master Agreement.


     5.4 RESPONSIBILITIES OF WARDS. The responsibility matrix included in Exhibit B to this Service Agreement identifies the responsibilities of Wards
---------
during the Term of this Service Agreement, as such Exhibit may be amended and supplemented from time to time pursuant to the Master Agreement. The responsibilities of Wards shall be limited to those items listed in the matrix.

                             ARTICLE 6.  CHARGES

          6.1  CHARGES FOR DATA CENTER SERVICES.  Exhibit C to this Service
                                                  ---------
Agreement sets forth Supplier's Charges for the Data Center Services. All Charges and all Pass-Through Expenses are subject to the provisions of Article 13 of the Master Agreement.

          6.2 INVOICES FOR CHARGES AND EXPENSES. In all invoices for Data Center Services, Supplier shall provide Wards with the information described in Exhibit C in sufficient detail in order to allow Wards to verify invoices.
---------
Invoice submission and payment shall be in accordance with Article 14 of the Master Agreement.

                      ARTICLE 7.  SERVICE LEVEL AGREEMENT

     7.1  SERVICE LEVEL AGREEMENT.  Exhibit D to this Service Agreement is the
                                    ---------
Service Level Agreement applicable to the Data Center Services (the "Service Level Agreement"). The Service Level Agreement will become effective upon the Service Agreement Commencement Date. All of the terms of Article 5 of the Master Agreement shall apply to the Service Level Agreement. Supplier acknowledges that Wards may adjust schedules for availability and other items to meet Wards' business needs during Wards Peak Season or other events (such as extended sales) as is currently done and demonstrable today.

             ARTICLE 8.  FACILITIES, EQUIPMENT AND SOFTWARE TERMS

     8.1 TRANSFER OF EQUIPMENT. On the Service Agreement Commencement Date, Wards shall assign, and Supplier shall purchase or assume, Wards' purchased equipment or obligations under the applicable leases for the equipment listed on Exhibit E (the "Transferred Equipment"). The terms of Section 6.1 of the Master
---------
Agreement shall apply with respect to the Transferred Equipment.


     8.2 USE OF WARDS FACILITIES AND EQUIPMENT. In accordance with Section 6.2 of the Master Agreement, Wards shall provide the Wards Facilities and Wards Equipment described in Exhibit F to this Service Agreement.
                       ---------


     8.3 TRANSFER OF THIRD PARTY CONTRACTS AND THIRD PARTY SOFTWARE. On the Service Agreement Commencement Date, and subject to Supplier having received any Third Party Consents, Supplier shall assume from Wards all of the rights and obligations of Wards under the Third Party Contracts and the Third Party Software that are listed in Exhibit G. The terms of Section 6.3 of the Master
                            ---------
Agreement shall apply with respect to the Third Party Contracts and Third Party Software.


     8.4  WARDS SOFTWARE.  Listed in Exhibit H is the Software that is
                                     ---------
proprietary to Wards and that is used in the Data Center (the "Wards Software"). The terms of Section 8.1 of the Master Agreement shall apply with respect to the Wards Software.

     8.5 SUPPLIER SOFTWARE. The Supplier Software that is to be used by Supplier to provide the Data Center Services is listed in Exhibit I. Use of
                                                          ---------
Supplier Software in providing the Data Center Services shall be in accordance with Section 8.2 of the Master Agreement.

                ARTICLE 9.  TERMINATION AND TRANSITION SERVICES

     9.1 TERMINATION. Wards may terminate this Service Agreement without penalty at any time prior to the Service Agreement Commencement Date if Supplier does not complete the Migration Plan described in Service Agreement No. 1.
After the Service Agreement Commencement Date, Wards may terminate this Service Agreement in accordance with the terms of the Master Agreement.

     9.2 TRANSITION SERVICES. In the event of a termination or expiration of this Service Agreement, Supplier shall provide the Termination/Expiration Assistance as provided in Section 18.7 of the Master Agreement and as set forth in Exhibit J.

IN WITNESS WHEREOF the Parties have executed this Service Agreement as of the day and year first above written.

MONTGOMERY WARD & CO.,
     INCORPORATED                            ACXIOM CORPORATION

By: /s/ Don Bernheisel                       By: /s/ Joseph C. Grossestreuer
   -----------------------------                -------------------------------
Name: Don Bernheisel                         Name: Joseph C. Grossestreuer
     ---------------------------                 ------------------------------
Its: SVP, CIO                                Its: SVP-Outsourcing
    ----------------------------                -------------------------------

                   EXHIBITS TO DATA CENTER SERVICE AGREEMENT
                   -----------------------------------------

     EXHIBIT A    KEY SUPPLIER POSITIONS

     EXHIBIT B    SERVICES

     EXHIBIT C    CHARGES

     EXHIBIT D    SERVICE LEVEL AGREEMENT

     EXHIBIT E    TRANSFERRED EQUIPMENT

     EXHIBIT F    WARDS FACILITIES AND EQUIPMENT

     EXHIBIT G    THIRD PARTY CONTRACTS AND THIRD PARTY SOFTWARE

     EXHIBIT H    WARDS SOFTWARE

     EXHIBIT I    SUPPLIER SOFTWARE

     EXHIBIT J    TERMINATION/EXPIRATION ASSISTANCE

                                   EXHIBIT A

                             KEY SUPPLIER POSITIONS


COMPUTER OPERATIONS AND OSA MANAGER
COMPUTER OPERATIONS SHIFT MANAGER
COMPUTER OPERATIONS SHIFT SUPERVISOR
COMPUTER RESOURCE MANAGER
DASD/DATA SECURITY SPECIALIST
DATA SECURITY & CUSTOMER SERVICE MANAGER
HARDWARE INSTALLATION SPECIALIST
LEAD NETWORK CONTROL TECHNICIAN
NATIONAL ACCOUNT REPRESENTATIVE
NETWORK CONTROL TEAM LEADER
NETWORK SOFTWARE MANAGER
OSA/QA DOCUMENTATION SPECIALIST
PRODUCTION CONTROL TECHNICIAN
PRODUCTION CONTROL TECHNICIAN MANAGER
SENIOR CAPACITY PLANNING SPECIALIST
SENIOR DASD MANAGEMENT SPECIALIST
SENIOR OSA DOCUMENTATION SPECIALIST
SHIFT PROCESS CONTROL SUPERVISOR
SYSTEMS SOFTWARE MANAGER

                                   EXHIBIT B
                                   ---------

                                   SERVICES


                              DATA CENTER SERVICES
OVERVIEW
--------

The business objective of this service category is to provide dependable, consistent and reliable levels of Data Center Services in support of Wards mainframe environment, Help Desk, and Operation Systems Acceptance. The cost-effective implementation of consistent data center infrastructure allows Wards business units to rapidly respond to changing business needs. The intent of this service description is to establish Wards expectations and criteria for providing the described services.

The Supplier of Data Center Services has full responsibility for the comprehensive operational support of the Mainframe environment. These responsibilities extend to the day-to-day operations and management of the operating environment including, but not limited to, data backup and restore processes; infrastructure change management; production control; systems monitoring and reporting; data center facility monitoring; maintenance and reporting; and media management. Additionally, the Supplier will provide disaster recovery hot site services in support of Ward's Disaster Recovery Plan, for the mainframe operating environment, and test the Supplier's mainframe disaster recovery hot site as agreed upon with, and scheduled as requested by Wards management as outlined for these systems.

System Management will provide for the overall management and performance of IBM MVS/JES3 mainframe processing environment. The Systems Management function will work in an integrated fashion with all other service functions to provide seamless support for the Wards business units. The Supplier will provide Wards with a consistently high level of mainframe environment reliability, availability, and performance. The system management function includes the responsibility for the management of the in-scope infrastructure as well as implementation of new technologies to support the changing business needs of Wards.

The Supplier has responsibility for managing the Wards Help Desk, including first contact with Wards staff and the customer service and support of the Wards relationship. Additionally, the Supplier is responsible for opening the initial problem tracking ticket utilizing the Supplier provided problem ticket tracking system, routing of call/tickets to the appropriate Wards and third party supplier(s), providing status and updates as requested, providing and updating a problem tracking system for current users, escalating tickets with appropriate Wards and Supplier management. Currently, Wards provides problem management services for two Help Desks: End User Computing, which supports all 1/st/ level desktop/server calls and the Network Help Desk, which supports all 1/st/ level calls related to any communication, application or non desktop/server equipment problem. When a problem falls into an area as designated in the other attached Services Descriptions the Supplier has full responsibility for problem resolution, excluding Wards applications. If the problem falls outside of these Services Descriptions, then the Help Desk has the responsibility of routing the call to the correct third party or Wards resource for resolution, and of managing the completion of the call to the user's satisfaction as detailed in the Help Desk section of this document.

OPERATIONS MANAGEMENT
---------------------

ACTIVITIES FOR OPERATIONS MANAGEMENT

The Supplier will be responsible for all operational aspects of the in-scope mainframe computer environments.. The Supplier is expected to manage the development, test, and production-processing environments utilizing Supplier and Wards provided processes and management methodologies.

1. Supplier will provide console management functions to monitor, report, operate and IPL/reboot the mainframe systems, associated peripherals, and production job streams.
2. Supplier will provide production control as documented in the Procedures Manual.
3. Supplier will provide and adhere to change management as documented in the Procedures Manual.
4. Supplier will provide all Signature levels of service as indicated in the Signature agreement..
5. Supplier will provide media management and media storage for all mainframe processing environments.


SERVICE PARAMETERS FOR OPERATIONS MANAGEMENT

1. Supplier will provide operations management services for in-scope mainframe processing environments, on a 24 x 7 x 365 basis.
2. Supplier will capture and retain sufficient detail data to provide all required technical and managerial reports as specified within this document.
3. The Supplier will utilize and adhere to problem management procedures for reporting and responding to mainframe issues in accordance with the Procedures Manual.
4. Supplier will provide change management processes to include, but is not limited to: Wards change control, Wards OSA process, and Wards application code management between development, test, and production environments.
5.  Supplier will provide production scheduling on a 7 x 24 x 365 basis.
6. No increase in the number of cross system POR's will result from the Suppliers proposed LPAR environment.
7. Supplier will provide the Account Management function, as is provided by Wards today.
8. Supplier will provide staff to maintain and support the six IBM OS/2 PC's required to support Connect: Direct and Connect: Mail.
9.  Supplier will provide Wards' OSA OLCR CHANGE MANAGEMENT process.

10. The Supplier is responsible for controlling the movement of all Application, Software, and Hardware changes into production using the existing OSA Hardware/Software Change Management methodology.
11. The Supplier will also hold meetings with applications Development for all application changes or new technology implementations to assure adherence to Ward's standards for acceptance testing of functionality, recovery, and validation of results with the end user.
12. Supplier will enforce all existing Wards' standards covering but not limited to JCL, recovery & naming standards.
13. The Supplier will review System documentation for accuracy, standards adherence, and thoroughness of restart/recovery and backup information.
14. Supplier will conduct training for new development associates and/or consultants in the use of productivity tools, Wards' standards and preparation of documentation, procs, ENDEVOR package naming and element movement, RMDS forms, use of INFOMAN and JCLPREP.
15. Supplier will coordinate the movement of all Y2K development to and from Production



MEASUREMENT TOOLS FOR OPERATIONS MANAGEMENT
-------------------------------------------

     The Supplier will utilize tools and processes provided by Wards and already in place in Wards mainframe processing environments. The Supplier is free to recommend in writing to Wards additional or alternative tools or processes for review and final approval. As a function of the Change Management Process Wards must approve use of any new or equivalent tools and/or processes not already in place at Wards, and this approval will not be unreasonably withheld


  MVS
  .  ESP Scheduler
  .  MVS Utilities
  .  RACF
  .  MICS
  .  Omegamon
  .  Endevor
  .  Pacbase



SYSTEM MANAGEMENT
-----------------

ACTIVITIES FOR SYSTEM MANAGEMENT

The Supplier has responsibility for availability, management and performance of the in-scope mainframes, systems software, and mainframe peripherals. It is the Supplier's responsibility to provide reliable, predictable, and consistent operating environments for Wards' applications systems.

1) The Supplier will provide the appropriate management methodologies, resources and tools to support the in-scope mainframe environments at performance, capacity, and availability levels as good as, or better than, prior to outsourcing.
2) The Supplier will provide proactive mainframe and peripheral performance monitoring and tuning.
3) The Supplier will provide proactive mainframe and peripheral capacity analysis, planning and resource adjustment.
4) The Supplier will utilize and adhere change management processes, and procedures as documented in the Procedures Manual.
5) The Supplier will utilize and adhere to all problem management processes, procedures and escalation guidelines as documented in the Procedures Manual.


SERVICE PARAMETERS FOR SYSTEM MANAGEMENT

1)  The Supplier will maintain 24x7x365 System Management support for Wards.
2) The Supplier will maintain the confidentiality of all Wards data and systems.
3) Supplier will provide off-hours on-site support during the Wards PEAK Season. This will include a freeze on all but emergency changes
4) Supplier will provide for DB2, CICS, & IMS internal sub-second response overall, except for conversational transactions.
5) The Supplier will provide hardware and software maintenance for mainframes, peripherals, and all operating system and sub-system software for which Supplier has contractual responsibility.
6) The Supplier will provide total problem solutions with the appropriate technical resources, knowledge, procedures, and management methodologies to maintain the availability and performance of the Wards development, test, and production mainframe environments to documented service levels.
7) The Supplier will be required to execute emergency change management procedures in support of the Wards mainframe environment as outlined in the Procedures Manual.
8) Escalation required to resolve mainframe problems remain within the scope of the Supplier's responsibility and are considered to be included in the overall support cost.
9) The Supplier will provide hardware and software tools, and related maintenance that is necessary to accomplish or help them accomplish the Systems Management service levels as indicated in this document.
10) The Supplier will provide sufficient detail to the help desk, within the text of each problem ticket, to include the background and history of each problem for later root cause analysis and/or support resolution or engineering corrective action.

11) The Supplier will monitor, alarm, and apply corrective action to pre-defined events and situations for the mainframes included in this agreement.
12) The Supplier will gather, store, and report statistics for the Wards mainframes included in this agreement in a format that is readily accessible.
13) The Supplier will work toward reducing the overall resolution time for problem tickets regardless of where the root problem resides to commercially reasonable efforts.
14) The Supplier will accept and resolve problems from the Supplier's Help Desk as determined to be in the area of support of System Management by the Help Desk within time frames as specified by severity.
15) The Supplier will re-route problems back to the Supplier's Help Desk as they are determined to be outside of area of support of System Management.
16) The Supplier will document problem resolution activities as they are completed or re-routed.
17) Supplier will provide the Technical Support function, as is provided by Wards today.
TRACKING AND MEASUREMENT TOOLS FOR SYSTEMS MANAGEMENT
-----------------------------------------------------

The Supplier is responsible for supplying all tools necessary to satisfy the specifications contained herein. The Supplier is free to recommend in writing to Wards additional or alternative tools or processes for Wards review and final approval. Wards must approve use of any new or equivalent tools and/or processes not already in place at Wards. Any changes to the system management tools will be approved through the Change Management process.


  MVS
  .  MVS Utilities
  .  RACF
  .  MICS
  .  BGS
  .  SAS
  .  Omegamon



HELP DESK
---------

ACTIVITIES FOR HELP DESK

The Activities and Service Parameters listed below will be broken down in to two groups, the End-User Computing Help Desk and the Network Help Desk:


END USER COMPUTING HELP DESK ACTIVITIES

1) The Supplier will page the relevant support personnel as designated by Wards End User Computing Escalation Procedures.
2) The Supplier is responsible for the overall management of a problem from receipt to satisfactory closure, including ownership of the problem as it crosses multi-platform, and multi-vendor boundaries of support.
3) The Supplier's Help Desks will attempt to resolve all problem calls concerning Wards' IT Infrastructure and Wards' desktop/server environment.
4) The Supplier will provide security administration for servers based on documentation as included in the Procedures Manual.
5) The Supplier will provide software use assistance for MS Office Suite, (4.3, Win 95 and Office 97), Extra, Lotus Notes, Lotus 123 and Internet.

SERVICE PARAMETERS FOR END USER COMPUTING HELP DESK:

1. The Supplier will implement and maintain a 6x12x365(excluding Holidays) Help Desk operation for Wards. Coverage will start at 6:00a.m. to 6:00p.m central time., Monday through Friday. The Supplier will be required to provide off-hours support Via pager.
2. The Supplier will provide, develop, document, and maintain an automated problem tracking system.
3. The Supplier will provide a process for searching existing problem resolutions and ticket histories with associated scripts and questions to be utilized by Supplier help desk personnel.
4. The Supplier will contact Wards users to provide problem status and receive any severity level adjustment within agreed upon time frames by severity.
5. The Supplier will follow Wards provided escalation procedures for severity level adjustments and problem ticket resolution.
6. The Supplier will provide a corrective action process whereby repetitive problem tickets of a similar nature will be resolved to the extent possible.
7. The Supplier will work to reduce the overall resolution time for problem tickets regardless of where the root problem resides.
8. Supplier will provide account maintenance functions including: userid creation and modification and will follow Wards published standards developed by the Systems management Supplier.
9. The Supplier will be responsible for providing total help desk solutions for End User Computing and for all problem resolutions as per the Procedures Manual.
10. The Supplier will be responsible for contacting Wards' staff by, but not limited to: paging, email, voice mail, and conference calls in accordance with the Procedures Manual.
11. The Supplier will adhere to the approved change management process for all help desk activities.
12. The Supplier will provide network connectivity for the help desk and maintain the connectivity without performance degradation.
13. The Supplier will utilize a VRU for direction of help desk calls.

NETWORK HELP DESK ACTIVITIES

1) The Supplier will page the relevant support personnel as designated by Wards Network Escalation Procedures.
2) The Supplier is responsible for the overall management of a problem from receipt to satisfactory closure, including ownership of the problem as it crosses multi-platform, and multi-vendor boundaries of support.
3) The Supplier's Help Desk will attempt to resolve all problem calls concerning Wards' IT Infrastructure.
4) The Supplier will provide a process for searching existing problem resolutions and ticket histories with associated scripts and questions to be utilized by Supplier help desk personnel.
5)
6) The Supplier will ensure that Level of Service for Signature has been reported correctly and that the Level of Service reports have been run. The Supplier will also ensure that the monthly level of service reports are maintained and that each outage reported is supported via an Infoman record.
7) The Supplier will be responsible for the weekly cycle of the @SPMC region, (the primary Signature Region), Sunday A.M., and that appropriate diskreaders are run while region is down. The Supplier must notify Signature, before and after the region is cycled and must ensure connectivity.


SERVICE PARAMETERS FOR NETWORK HELP DESK

1) The Supplier will implement and maintain a 7x24x365 Help Desk operation for Wards The Network area will be manned with no less than two people at all times.
2) The Supplier will provide, develop, document, and maintain an automated problem tracking system.
3) The Supplier will be responsible for the start-up, monitoring, shutdown of all Wards/Signature production and test onlines, as well as started tasks, as documented in the Procedures Manual.
4) The Supplier will provide change management function for all Wards environments. (Said scheduled changes can be viewed via Exception Management, Weekend Plan Letter).
5) The Supplier will contact Wards' users to provide problem status and receive any severity level adjustment within agreed upon time frames by severity.
6) The Supplier will follow Wards' provided escalation procedures for severity level adjustments and problem ticket resolution.
7) The Supplier will provide a corrective action process whereby repetitive problem tickets of a similar nature will be resolved to the extent possible.
8)  The Supplier will utilize a VRU for direction of help desk calls.
9) The Supplier will provide commercially reasonable efforts to work toward reducing the overall resolution time for problem tickets regardless of where the root problem resides.

10) Supplier will provide account maintenance functions including: userid creation and modification, and following Wards published standards developed by the Systems management Supplier.

11) The Supplier will be responsible for providing total help desk problem solutions for the network and for all problem resolutions as per the Procedures Manual.

12) The Supplier will be responsible for contacting Wards' staff by, but not limited to: paging, email, voice mail, and conference calls in accordance with the Procedures Manual.

13) The Supplier will adhere to the approved change management process for all help desk activities.


MEASUREMENT TOOLS FOR HELP DESK
-------------------------------

The Supplier will make every effort to utilize tools and processes owned by Wards and already in place within the Wards facilities. The Supplier is free to recommend in writing to Wards additional or alternative tools or processes for Wards review and final approval. Wards must approve use of any new or equivalent tools and/or processes not already in place at Wards. Available tools are listed below.

1)   MS Office (Excel, Word, PowerPoint) or equivalent.
2)   Wards MS-Access Desktop Inventory database
3)   Wards IT asset inventory.
4)   Wards Help Desk Escalation Procedures

RESPONSIBILITY MATRIX

--------------------------------------------------------------------------------------------------------------------------------
       DATA CENTER SERVICES MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 No.   Responsibility Description                                                                           WARDS     SUPPLIER
--------------------------------------------------------------------------------------------------------------------------------
 1.    CHANGE MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 2.    Participate in scheduled change management meetings                                                    x           x
--------------------------------------------------------------------------------------------------------------------------------
 3.    Provide Wards with risk assessments and anticipated impact of all proposed changes to the                          x
       operational and data center environments
--------------------------------------------------------------------------------------------------------------------------------
 4.    Implement changes in accordance with the Procedures Manual.                                                        x
--------------------------------------------------------------------------------------------------------------------------------
 5.    Provide support for both testing and production support of all changes implemented within the                      x
       environments
--------------------------------------------------------------------------------------------------------------------------------
 6.    Conduct post-implementation review meetings with Wards to review changes process                       x           x
--------------------------------------------------------------------------------------------------------------------------------

 7.    PROBLEM MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 8.    Provide and maintain a single point of contact for the reporting and tracking of problems                          x
--------------------------------------------------------------------------------------------------------------------------------
 9.    Maintain an integrated problem management system for the centralized reporting and tracking                        x
       of problems under the Supplier's control
--------------------------------------------------------------------------------------------------------------------------------
 10.   Provide and maintain a method for proper escalation of problems within both the Supplier's             x           x
       and Wards' management
--------------------------------------------------------------------------------------------------------------------------------
 11.   Supplier will provide Wards with detail reporting and statistics on reported problems                              x
--------------------------------------------------------------------------------------------------------------------------------
 12.   Supplier will support new Wards initiatives as they may relate to Problem Management.                              x
--------------------------------------------------------------------------------------------------------------------------------
 13.   Supplier will provide a summary of all "Open" and "Closed" problems during the prior                               x
       twenty-four(24) hours on a daily basis
--------------------------------------------------------------------------------------------------------------------------------
 14.   Changes to Wards escalation documentation will be completed within twenty-four(24) hours of a                      x
       problem being recapped by Supplier through written or electronic means
--------------------------------------------------------------------------------------------------------------------------------
 15.   Supplier will provide the Problem Management processes on a 24x7x365 basis                                         x
--------------------------------------------------------------------------------------------------------------------------------
 16.   Supplier will report progress to Wards based on the Wards assigned level of severity                               x
--------------------------------------------------------------------------------------------------------------------------------
 17.   Supplier will develop and enhance procedures for problem escalation                                                x
--------------------------------------------------------------------------------------------------------------------------------
 18.   Supplier will conduct root cause analysis and review high-impact problems to identify                  x           x
       preventative measures, assess risk, and bring to closure, jointly with Wards, if appropriate
--------------------------------------------------------------------------------------------------------------------------------

 19.   COMPUTER OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
 20.   Provide operational installation support for hardware components                                                   x
--------------------------------------------------------------------------------------------------------------------------------
 21.   Perform all manual and automated console operations and operate computer equipment                                 x
--------------------------------------------------------------------------------------------------------------------------------
 22.   Monitor performance of operating system and sub-systems and resolve problems/exceptions                            x
--------------------------------------------------------------------------------------------------------------------------------
 23.   Identify and resolve systems and sub-systems problems                                                              x
--------------------------------------------------------------------------------------------------------------------------------
 24.   Complete work, turnover and status logs                                                                            x
--------------------------------------------------------------------------------------------------------------------------------
 25.   Monitor and report Computer Room environmental variances and resolve problems/exceptions                           x
--------------------------------------------------------------------------------------------------------------------------------
 26.   Provide all media, media storage units and in scope printing supplies and consumables; office                      x
       supplies; PC's, workstations, monitoring tools etc. for Supplier's operations management staff.
--------------------------------------------------------------------------------------------------------------------------------
 27.   Adhere to all Wards IT standards, methods, processes and procedures.                                               x
--------------------------------------------------------------------------------------------------------------------------------

 28.   PRODUCTION MONITORING AND SCHEDULING
--------------------------------------------------------------------------------------------------------------------------------
 29.   Provide production scheduling. using ESP software                                                                  x
--------------------------------------------------------------------------------------------------------------------------------
 30.   Establish and maintain centralized responsibility over production systems and processes.                           x
--------------------------------------------------------------------------------------------------------------------------------
 31.   Provide resources for monitoring, reporting, and tracking of systems and processes.                                x
--------------------------------------------------------------------------------------------------------------------------------
 32.   Report, document, and track failures within the production systems.                                                x
--------------------------------------------------------------------------------------------------------------------------------
 33.   Provide and maintain a method for proper escalation of failures.                                                   x
--------------------------------------------------------------------------------------------------------------------------------
 34.   Ensure overnight processing is completed as scheduled.                                                             x
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
       DATA CENTER SERVICES MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 No.   Responsibility Description                                                                           WARDS     SUPPLIER
--------------------------------------------------------------------------------------------------------------------------------
 35.   Provide reporting on production systems, daily on critical systems.                                                x
--------------------------------------------------------------------------------------------------------------------------------
 36.   Provide a master-scheduling function across environments.                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 37.   Provide a process for change requests in the scheduling of processes and systems.                                  x
--------------------------------------------------------------------------------------------------------------------------------
 38.   Develop, document, and enhance procedures for ensuring reliable monitoring and scheduling of                       x
       critical processes.
--------------------------------------------------------------------------------------------------------------------------------
 39.   Conduct root cause analysis and review high-impact failures to identify preventative                               x
       measures, assess risk, and bring to closure.
--------------------------------------------------------------------------------------------------------------------------------
 40.   Coordinate and integrate production schedules with applications groups.                                            x
--------------------------------------------------------------------------------------------------------------------------------
 41.   Modify and verify batch production schedules without impacting service.                                            x
--------------------------------------------------------------------------------------------------------------------------------
 42.   Maintain documentation and run books for production job streams and processes in accordance                        x
       with the Procedures Manual
--------------------------------------------------------------------------------------------------------------------------------
 43.   Provide support for the OSA group for jobs moving into or out of production                                        x
--------------------------------------------------------------------------------------------------------------------------------
 44.   Provide monitoring functions utilizing Wards automated tools wherever possible.                                    x
--------------------------------------------------------------------------------------------------------------------------------

 45.   TAPE MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 46.   Complete all tape mount requests                                                                                   x
--------------------------------------------------------------------------------------------------------------------------------
 47.   Monitor tape hardware for malfunction and resolve exceptions                                                       x
--------------------------------------------------------------------------------------------------------------------------------
 48.   Perform tape hardware maintenance                                                                                  x
--------------------------------------------------------------------------------------------------------------------------------
 49.   Produce reports on tape retention periods                                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 50.   Request changes to tape retention periods                                                              x           x
--------------------------------------------------------------------------------------------------------------------------------
 51.   Implement requested changes to tape retention periods                                                              x
--------------------------------------------------------------------------------------------------------------------------------

 52.   TAPE LIBRARY                                                                                                       x
--------------------------------------------------------------------------------------------------------------------------------
 53.   Maintain integrity of tape library system                                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 54.   Monitor tape usage and resolve problems/exceptions                                                                 x
--------------------------------------------------------------------------------------------------------------------------------
 55.   Maintain and monitor "foreign" tape library and resolve exceptions                                                 x
--------------------------------------------------------------------------------------------------------------------------------
 56.   Initialize new tapes                                                                                               x
--------------------------------------------------------------------------------------------------------------------------------
 57.   Establish off-site storage requirements                                                                x
--------------------------------------------------------------------------------------------------------------------------------
 58.   Coordinate off-site storage functions including logging, tracking, labeling, ordering,                             x
       receiving and sending tapes
--------------------------------------------------------------------------------------------------------------------------------
 59.   Approve third party supplier                                                                           x
--------------------------------------------------------------------------------------------------------------------------------
 60.   Manage third party contract                                                                                        x
--------------------------------------------------------------------------------------------------------------------------------
 61.   Audit third party supplier annually                                                                                x
--------------------------------------------------------------------------------------------------------------------------------
 62.   Provide a documented and consistent process for off-site data archiving for in scope                               x
       processing environments
--------------------------------------------------------------------------------------------------------------------------------
 63.   Inspect/audit third party supplier facility as allowed by facility and with proper notice.             x
--------------------------------------------------------------------------------------------------------------------------------

 64.   BACKUPS
--------------------------------------------------------------------------------------------------------------------------------
 65.   Determination of what data is backed up and when                                                       x
--------------------------------------------------------------------------------------------------------------------------------
 66.   Determination of how long data is kept                                                                 x
--------------------------------------------------------------------------------------------------------------------------------
 67.   Perform backup as scheduled                                                                                        x
--------------------------------------------------------------------------------------------------------------------------------
 68.   Maintain library of backups                                                                                        x
--------------------------------------------------------------------------------------------------------------------------------
 69.   Management of off-site storage                                                                                     x
--------------------------------------------------------------------------------------------------------------------------------
 70.   Restore system data as required                                                                                    x
--------------------------------------------------------------------------------------------------------------------------------
 71.   Restore user data as required                                                                                      x
--------------------------------------------------------------------------------------------------------------------------------

 72.   PHYSICAL SECURITY ADMINISTRATION - SUPPLIER FACILITY
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
       DATA CENTER SERVICES MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 No.   Responsibility Description                                                                           WARDS     SUPPLIER
--------------------------------------------------------------------------------------------------------------------------------
 73.   Provide Loss Prevention audit                                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 74.   Implement reasonable and industry standard security                                                              x
--------------------------------------------------------------------------------------------------------------------------------
 75.   Provide administrative and technical support for physical security                                               x
--------------------------------------------------------------------------------------------------------------------------------
 76.   Monitor and respond to alarm system                                                                              x
--------------------------------------------------------------------------------------------------------------------------------
 77.   Provide emergency response and notification (Fire etc.)                                                          x
--------------------------------------------------------------------------------------------------------------------------------

 78.   DISASTER RECOVERY SUPPORT
--------------------------------------------------------------------------------------------------------------------------------
 79.   Develop,  maintain and test disaster recovery plan and procedure manuals including third               x
       party hot and cold site recovery plans for all services provided to Supplier
--------------------------------------------------------------------------------------------------------------------------------
 80.   Maintain capacity plan for disaster recovery for all services provided to Wards                                  x
--------------------------------------------------------------------------------------------------------------------------------
 81.   Maintain an on-line document listing which platforms and applications are covered                                x
--------------------------------------------------------------------------------------------------------------------------------
 82.   Maintain third party contracts                                                                                   x
--------------------------------------------------------------------------------------------------------------------------------
 83.   Coordinate disaster recovery testing with Wards Account Mgr.                                                     x
--------------------------------------------------------------------------------------------------------------------------------
 84.   Participate in  disaster recovery testing with Supplier and perform recovery tests for all             x
       services provided to Wards
--------------------------------------------------------------------------------------------------------------------------------
 85.   Perform disaster recovery testing, resolve cause of failure and re-test until successful for                     x
       all services provided to Wards
--------------------------------------------------------------------------------------------------------------------------------
 86.   Report disaster recovery test results to Wards                                                                   x
--------------------------------------------------------------------------------------------------------------------------------
 87.   Confirm test results to Wards                                                                                    x
--------------------------------------------------------------------------------------------------------------------------------
 88.   Implement recovery plan at hot site/cold site for all services  provided to Wards                                x
--------------------------------------------------------------------------------------------------------------------------------
 89.   Provide requirements to prioritize recovery of data when disaster occurs                               x
--------------------------------------------------------------------------------------------------------------------------------
 90.   Restore Application Data Sets                                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 91.   Restore to normal operations in the event of a disaster within defined service levels                            x
--------------------------------------------------------------------------------------------------------------------------------

 92.   STRATEGY AND PLANNING
--------------------------------------------------------------------------------------------------------------------------------
 93.   Understand & document Ward's business requirements                                                     x         x
--------------------------------------------------------------------------------------------------------------------------------
 94.   Assist with direction setting and updating of standards                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 95.   Research emerging technology and propose effective solutions                                                     x
--------------------------------------------------------------------------------------------------------------------------------
 96.   Assist in developing Standard Operating Procedures (SOPs)                                                        x
--------------------------------------------------------------------------------------------------------------------------------
 97.   Provide support to convert from DFP to SMS and will support all planned activities such as                       x
       the Wards big 6 projects,Y2K moves(not code changes) and conversion to parallel sysplex commensurate with current level of support.
--------------------------------------------------------------------------------------------------------------------------------

 98.   CONTRACTS MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 99.   Ensure compliance with in-scope maintenance and warranty agreements                                              x
--------------------------------------------------------------------------------------------------------------------------------
 100.  Negotiate new and/or renew agreements for in-scope services                                                      x
--------------------------------------------------------------------------------------------------------------------------------
 101.  Manage contract terms and conditions (e.g. expiration date) for in-scope services                                x
--------------------------------------------------------------------------------------------------------------------------------
 102.  Communicate contract provisions internally and to Wards, as needed for in-scope services                         x
--------------------------------------------------------------------------------------------------------------------------------

 103.  STATUS REPORTING AND MEETINGS
--------------------------------------------------------------------------------------------------------------------------------
 104.  Conduct 2 daily operational status meetings with Wards at 8:10am CST and 4:10pm CST to report                    x
       on operational, environmental and batch job completion status for the previous twenty-four hour period.
--------------------------------------------------------------------------------------------------------------------------------
 105.  Conduct a daily status call with Signature.                                                                      x
--------------------------------------------------------------------------------------------------------------------------------
 106.  Prepare weekly status report                                                                                     x
--------------------------------------------------------------------------------------------------------------------------------
 107.  Conduct weekly status meetings                                                                                   x
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
       DATA CENTER SERVICES MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 No.   Responsibility Description                                                                           WARDS     SUPPLIER
--------------------------------------------------------------------------------------------------------------------------------
 108.  Review and edit weekly status report and attend weekly meeting                                         x
--------------------------------------------------------------------------------------------------------------------------------
 109.  Prepare monthly service level / performance reports                                                               x
--------------------------------------------------------------------------------------------------------------------------------
 110.  Analyze results of monthly reports and historical trends                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 111.  Identify areas for improvement                                                                                    x
--------------------------------------------------------------------------------------------------------------------------------
 112.  Prepare management briefing for service level results                                                             x
--------------------------------------------------------------------------------------------------------------------------------
 113.  Conduct monthly management review meeting                                                                         x
--------------------------------------------------------------------------------------------------------------------------------
 114.  Attend monthly management review                                                                       x
--------------------------------------------------------------------------------------------------------------------------------
 115.  Implement action items resulting from, & agreed to during, mgmt review meeting.                                   x
--------------------------------------------------------------------------------------------------------------------------------
 116.  Audit/request  service level/performance and activity reports as needed                                x
--------------------------------------------------------------------------------------------------------------------------------
 117.  Approve new or changes to service level/performance reports as needed.                                 x
--------------------------------------------------------------------------------------------------------------------------------

 118.  HUMAN RESOURCES
--------------------------------------------------------------------------------------------------------------------------------
 119.  Ensure adequate training & review of all personnel performing Supplier activities.                                x
--------------------------------------------------------------------------------------------------------------------------------
 120.  Implement corrective actions as needed                                                                            x
--------------------------------------------------------------------------------------------------------------------------------

 121.  FACILITIES MANAGEMENT - SUPPLIER FACILITIES
--------------------------------------------------------------------------------------------------------------------------------
 122.  Plan & manage installation of computer & environmental equipment in data center.                                  x
--------------------------------------------------------------------------------------------------------------------------------
 123.  Oversee equipment moves/ensures operation to specifications post-move                                             x
--------------------------------------------------------------------------------------------------------------------------------
 124.  Maintain physical inventory and blueprint of all hardware and accurate cabling diagrams.                          x
--------------------------------------------------------------------------------------------------------------------------------
 125.  Monitor and maintain all data center resources located at Supplier's site(s) to assure                            x
       availability, including: HVAC, Power distribution units, uninterrupted power switch (UPS), and backup power systems.
--------------------------------------------------------------------------------------------------------------------------------
 126.  Administer contract services and other third party agreements (Environmental, security and                        x
       other companies)
--------------------------------------------------------------------------------------------------------------------------------

 127.  CAPACITY PLANNING
--------------------------------------------------------------------------------------------------------------------------------
 128.  Monitor system use and capacity, and resolve problems/exceptions                                                  x
--------------------------------------------------------------------------------------------------------------------------------
 129.  Forecast resource requirements                                                                         x
--------------------------------------------------------------------------------------------------------------------------------
 130.  Ensure appropriate capacity to meet resource projections                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 131.  Analyze workload capacity                                                                                         x
--------------------------------------------------------------------------------------------------------------------------------
 132.  Prepare and produce resource planning reports                                                                     x
--------------------------------------------------------------------------------------------------------------------------------
 133.  Analyze and report resource trends                                                                                x
--------------------------------------------------------------------------------------------------------------------------------
 134.  Make recommendations regarding resource consumption and trends                                                    x
--------------------------------------------------------------------------------------------------------------------------------
 135.  Report usage and resource capacity  to Wards on a periodic basis                                                  x
--------------------------------------------------------------------------------------------------------------------------------

 136.  PERFORMANCE TUNING
--------------------------------------------------------------------------------------------------------------------------------
 137.  Conduct system performance tuning                                                                                 x
--------------------------------------------------------------------------------------------------------------------------------
 138.  Conduct application performance tuning                                                                 x
--------------------------------------------------------------------------------------------------------------------------------
 139.  Provide performance reporting                                                                                     x
--------------------------------------------------------------------------------------------------------------------------------
 140.  Conduct application and hardware benchmarks, if required                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 141.  Conduct system performance reviews                                                                                x
--------------------------------------------------------------------------------------------------------------------------------
 142.  Measure and analyze system performance                                                                            x
--------------------------------------------------------------------------------------------------------------------------------
 143.  Review system performance and request adjustments where deemed necessary                               x
--------------------------------------------------------------------------------------------------------------------------------
 144.  Provide strategies and suggestions on how to maximize mainframe performance by optimizing key                     x
       process variables and implement them upon Wards' approval..
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
       DATA CENTER SERVICES MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 No.   Responsibility Description                                                                           WARDS     SUPPLIER
--------------------------------------------------------------------------------------------------------------------------------
 145.  DASD MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 146.  Provide DASD space allocations within Wards available resources                                        x          x
--------------------------------------------------------------------------------------------------------------------------------
 147.  Provide user support in using DASD and DASD tools                                                                 x
--------------------------------------------------------------------------------------------------------------------------------
 148.  Delete expired and uncataloged data sets in accordance with Wards approved procedures.                            x
--------------------------------------------------------------------------------------------------------------------------------
 149.  Move data to correct DASD pools, and follow up with user to change JCL                                            x
--------------------------------------------------------------------------------------------------------------------------------
 150.  Maintain inventory of DASD hardware, volumes and esoterics (unit=)                                                x
--------------------------------------------------------------------------------------------------------------------------------
 151.  Clean up old data from catalogs, tapes or DASD                                                                    x
--------------------------------------------------------------------------------------------------------------------------------
 152.  Create DASD pools and manage data sets within these pools                                                         x
--------------------------------------------------------------------------------------------------------------------------------
 153.  Review and repair GDG bases                                                                                       x
--------------------------------------------------------------------------------------------------------------------------------
 154.  Define new ICF catalogs when needed                                                                               x
--------------------------------------------------------------------------------------------------------------------------------
 155.  Perform ICF daily backup, and fix errors                                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 156.  Define dataset aliases                                                                                            x
--------------------------------------------------------------------------------------------------------------------------------
 157.  Monitor and control storage performance and resolve exceptions                                                    x
--------------------------------------------------------------------------------------------------------------------------------
 158.  Assign and initialize volumes                                                                                     x
--------------------------------------------------------------------------------------------------------------------------------
 159.  Determine file and volume placement                                                                               x
--------------------------------------------------------------------------------------------------------------------------------
 160.  Set and maintain storage resource efficiency                                                                      x
--------------------------------------------------------------------------------------------------------------------------------
 161.  Maintain established storage standards                                                                            x
--------------------------------------------------------------------------------------------------------------------------------
 162.  Initiate requests for storage resource increases and decreases                                         x
--------------------------------------------------------------------------------------------------------------------------------
 163.  Solicit Wards' directors and ad hoc users twice a year for Resource Usage requirements in the          x          x
       current year and in the coming year.
--------------------------------------------------------------------------------------------------------------------------------
 164.  Maintain space requirements according to Wards demand                                                             x
--------------------------------------------------------------------------------------------------------------------------------
 165.  Summarize the Resource Usage requirements and track DASD usage against these.                                     x
--------------------------------------------------------------------------------------------------------------------------------
 166.  Perform data migration management                                                                                 x
--------------------------------------------------------------------------------------------------------------------------------
 167.  Manage HSM                                                                                                        x
--------------------------------------------------------------------------------------------------------------------------------

 168.  DATA SECURITY ADMINISTRATION
--------------------------------------------------------------------------------------------------------------------------------
 169.  Define security policies                                                                               x          x
--------------------------------------------------------------------------------------------------------------------------------
 170.  Provide passwords and logon ids to security officer                                                               x
--------------------------------------------------------------------------------------------------------------------------------
 171.  Administer security databases (user privileges)                                                                   x
--------------------------------------------------------------------------------------------------------------------------------
 172.  Implement reasonable and industry standard security audit recommendations                                         x
--------------------------------------------------------------------------------------------------------------------------------
 173.  Enforce security standards                                                                                        x
--------------------------------------------------------------------------------------------------------------------------------
 174.  Create, document and maintain security schemas, profiles and procedures for all mainframe                         x
       resources as directed by Wards security policy.
--------------------------------------------------------------------------------------------------------------------------------

 175.  SECURITY SOFTWARE MAINTENANCE
--------------------------------------------------------------------------------------------------------------------------------
 176.  Software update and implementation                                                                                x
--------------------------------------------------------------------------------------------------------------------------------
 177.  Participate and approve results of changes to security software                                        x
--------------------------------------------------------------------------------------------------------------------------------
 178.  Administer login Ids and reset passwords for data access                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 179.  Information security classification                                                                    x
--------------------------------------------------------------------------------------------------------------------------------

 180.  SYSTEM SOFTWARE MAINTENANCE
--------------------------------------------------------------------------------------------------------------------------------
 181.  Provide all existing software at Wards' current level of maintenance in accordance with                           x
       Change Management procedures, as indicated in the Procedures Manual, and  keep all software at a vendor supportable level.
--------------------------------------------------------------------------------------------------------------------------------
 182.  Accept all Wards' existing naming conventions (DSN's, PROC's, Esoterics and Work spaces),                         x
       Documentation and standards as indicated in the Procedures Manual.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
       DATA CENTER SERVICES MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 No.   Responsibility Description                                                                           WARDS     SUPPLIER
--------------------------------------------------------------------------------------------------------------------------------
 183.  Maintain or remove existing software exits/mods and will coordinate any changes with Wards.                       x
--------------------------------------------------------------------------------------------------------------------------------
 184.  Migration support to new versions of existing software in accordance with Change Management                       x
       as indicated in the Procedures Manual.
--------------------------------------------------------------------------------------------------------------------------------
 185.  Make configuration changes for Connect:Direct and Connect:Mail                                                    x
--------------------------------------------------------------------------------------------------------------------------------
 186.  Coordinate file transfers using Connect:Direct and Connect:Mailbox.                                               x
--------------------------------------------------------------------------------------------------------------------------------
 187.  Research, advise, and manipulate flat files in support of Wards database administration and                       x
       applications development groups as directed by Wards.
--------------------------------------------------------------------------------------------------------------------------------
 188.  Install and maintain the system software environment for the software listed.                                     x
--------------------------------------------------------------------------------------------------------------------------------

 189.  PROBLEM MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 190.  Manage first contact with Wards                                                                                   x
--------------------------------------------------------------------------------------------------------------------------------
 191.  Interact with Wards staff in a professional, efficient and service oriented manner,                               x
       consistent for every call
--------------------------------------------------------------------------------------------------------------------------------
 192.  Provide and maintain a single point of contact for the reporting and tracking of problems                         x
--------------------------------------------------------------------------------------------------------------------------------
 193.  Log call in a Problem Ticket, assign severity, and monitor progress of trouble calls.                             x
--------------------------------------------------------------------------------------------------------------------------------
 194.  Query the user to get all relevant information concerning the call, including, but not                            x
       limited to, user name, user location/department, user phone number, call severity, expected time of user call back from help desk and description of problem.
--------------------------------------------------------------------------------------------------------------------------------
 195.  Verify no trouble ticket already exists for a trouble call before opening a new ticket                            x
--------------------------------------------------------------------------------------------------------------------------------
 196.  Page relevant support personnel as designated by Procedures Manual.                                               x
--------------------------------------------------------------------------------------------------------------------------------
 197.  Solve problem or route Problem Ticket to appropriate service provider.                                            x
--------------------------------------------------------------------------------------------------------------------------------
 198.  Route tickets for all Wards IT Infrastructure hardware/break-fix or deskside software support                     x
       problems for resolution within established time frames by severity and service specifications in accordance with the Procedures Manual
--------------------------------------------------------------------------------------------------------------------------------
 199.  Provide status and updates on Problem Tickets at Wards' request or according to severity                          x
       guidelines.
--------------------------------------------------------------------------------------------------------------------------------
 200.  Contact user prior to closing the call for verification that the problem has been resolved,                       x
       that the call is complete, the user is satisfied and that the ticket can be closed
--------------------------------------------------------------------------------------------------------------------------------
 201.  Maintain and Report ACD statistics.                                                                               x
--------------------------------------------------------------------------------------------------------------------------------
 202.  Escalate unresolved problems that exceed established timeframes to appropriate Wards and                          x
       Supplier management as necessary.
--------------------------------------------------------------------------------------------------------------------------------
 203.  Provide First Call Resolution within established time frames                                                      x
--------------------------------------------------------------------------------------------------------------------------------
 204.  Re-route misdirected Problem Tickets                                                                              x
--------------------------------------------------------------------------------------------------------------------------------
 205.  Problem Escalation - Provide Level 2 and higher support to resolve problems(including 3rd                         x
       party provider, if needed)
--------------------------------------------------------------------------------------------------------------------------------
 206.  Maintain current status on open Problem Tickets                                                                   x
--------------------------------------------------------------------------------------------------------------------------------
 207.  Report on problems within established time frames                                                                 x
--------------------------------------------------------------------------------------------------------------------------------
 208.  Close Problem Ticket upon acceptable problem resolution as verified by Wards' user who opened                     x
       the call, providing sufficient detail for history of problem and later analysis of trends.
--------------------------------------------------------------------------------------------------------------------------------
 209.  Provide performance metric reports                                                                                x
--------------------------------------------------------------------------------------------------------------------------------
 210.  Enforce security standards and guidelines                                                                         x
--------------------------------------------------------------------------------------------------------------------------------

 211.  MONITORING
--------------------------------------------------------------------------------------------------------------------------------
 212.  Monitor the Satellite Network via check of the Baseband Equipment, upon start of shift, and                       x
       hourly check of Illuminet for down sites.
--------------------------------------------------------------------------------------------------------------------------------
 213.  Dispatch service upon confirmation of remote satellite equipment failure                                          x
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
       DATA CENTER SERVICES MANAGEMENT
--------------------------------------------------------------------------------------------------------------------------------
 No.   Responsibility Description                                                                           WARDS     SUPPLIER
--------------------------------------------------------------------------------------------------------------------------------
 214.  Dispatch service upon confirmation of remote distribution center equipment failure                                x
--------------------------------------------------------------------------------------------------------------------------------
 215.  Monitor the Frame Relay Network in conjunction with MCI.                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 216.  Monitor the Wards Server farm by confirming connectivity to each server via Managewise                            x
       console and contacting the necessary personnel in the event of a down/unreachable condition
--------------------------------------------------------------------------------------------------------------------------------
 217.  Monitor the Health and Status of IMS, including the tracking, recovery of stopped/abended                         x
       programs, transactions or databases.
--------------------------------------------------------------------------------------------------------------------------------
 218.  Clear the Omegamon monitor at each shift start-up to ensure accurate error detection                              x
--------------------------------------------------------------------------------------------------------------------------------
 219.  Monitor all file transfer applications.                                                                           x
--------------------------------------------------------------------------------------------------------------------------------
 220.  Monitor health and status of Tandem system.                                                                       x
--------------------------------------------------------------------------------------------------------------------------------
 221.  Monitor store connectivity, as well as related process, to the mainframe on an ongoing basis                      x
--------------------------------------------------------------------------------------------------------------------------------
 222.  Perform an orderly system shutdown/recovery of applications, NCP's and VTAM during a                              x
       regularly scheduled IPL or system outage
--------------------------------------------------------------------------------------------------------------------------------
 223.  Perform the nightly cycle (reboot) of the Thin Client servers as well as the Sysmgate server                      x
--------------------------------------------------------------------------------------------------------------------------------
 224.  Monitor outbound and inbound transmissions                                                                        x
--------------------------------------------------------------------------------------------------------------------------------

 225.  ADMINISTRATION
--------------------------------------------------------------------------------------------------------------------------------
 226.  Administer login Ids and reset passwords for data access                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 227.  Provide passwords and logon ids to Wards                                                                          x
--------------------------------------------------------------------------------------------------------------------------------
 228.  Update Wards associate profile information in problem tracking system whenever inaccurate                         x
       profile information is discovered
--------------------------------------------------------------------------------------------------------------------------------
 229.  Prepare and distribute all reports including monthly service level/performance reports.                           x
--------------------------------------------------------------------------------------------------------------------------------
 230.  Attend monthly management review meeting                                                               x
--------------------------------------------------------------------------------------------------------------------------------
 231.  Provide data warehouse, (weekly), and media retrieval processing, (daily), on the Unix system                     x
--------------------------------------------------------------------------------------------------------------------------------
 232.  Audit service level, performance and activity reports as needed                                                   x
--------------------------------------------------------------------------------------------------------------------------------
 233.  Maintain an integrated problem management system for the centralized reporting and tracking                       x
       of problems under the Supplier's control
--------------------------------------------------------------------------------------------------------------------------------
 234.  Provide and maintain a method for proper escalation of problems within both the Supplier's                        x
       and Wards' management
--------------------------------------------------------------------------------------------------------------------------------

 235.  REPORTING
--------------------------------------------------------------------------------------------------------------------------------
 236.  Provide statistics and management reports to Wards on a regularly scheduled basis as detailed                     x
       in the Procedures Manual
--------------------------------------------------------------------------------------------------------------------------------
 237.  Provide ad hoc reporting capabilities or provide access to Wards' staff to the problem                            x
       tracking system
--------------------------------------------------------------------------------------------------------------------------------
 238.  Identify and communicate to Wards help desk areas for improvement and ideas to increase                           x
       account efficiencies
--------------------------------------------------------------------------------------------------------------------------------
 239.  Supplier will provide Wards with detail reporting and statistics on reported problems                             x
--------------------------------------------------------------------------------------------------------------------------------
 240.  Supplier will support new Wards initiatives as they may relate to reporting.                                      x
--------------------------------------------------------------------------------------------------------------------------------
 241.  Supplier will provide a summary of all "Open" and "Closed" problems during the prior                              x
       twenty-four(24) hours on a daily basis
--------------------------------------------------------------------------------------------------------------------------------
 242.  Changes to Wards escalation documentation will be completed within twenty-four(24) hours of a                     x
       change by Supplier through written or electronic means
--------------------------------------------------------------------------------------------------------------------------------
 243.  Supplier will provide the Problem Management processes on a 24x7x365 basis                                        x
--------------------------------------------------------------------------------------------------------------------------------
 244.  Supplier will report progress to Wards based on the Wards assigned level of severity                              x
--------------------------------------------------------------------------------------------------------------------------------
 245.  Supplier will develop and enhance procedures for problem escalation                                               x
--------------------------------------------------------------------------------------------------------------------------------
 246.  Supplier will conduct root cause analysis and review high-impact problems to identify                  x          x
       preventative measures, assess risk, and bring to closure, jointly with Wards, if appropriate
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
          DATA CENTER SERVICES MANAGEMENT
--------------------------------------------------------------------------------------------------
No.       Responsibility Description                                   Wards            Supplier
--------------------------------------------------------------------------------------------------
          preventative measures, assess risk, and bring to closure,
          jointly with Wards, if appropriate
--------------------------------------------------------------------------------------------------

                            GLOSSARY OF TERMINOLOGY
                            -----------------------


 WARDS USER                All users of Wards IT services including but not
 COMMUNITY                 limited to Wards' associates, subcontractors, and
                           Customers.

 CONTRACT                  Wards staff member responsible for Supplier
 ADMINISTRATOR             relationship and interface. Removal of a device from
                           the Wards computing environment.
 DE-INSTALLATION           This includes returning the device to the lessor.

 PERIPHERAL                Describes any accessory device used in conjunction
                           with other hardware or software devices.

 PLOTTER Describes both individual and networked (-shared) plotters in the Wards computing environment.

 PRINTER Describes both individual and networked (-shared) printers in the Wards computing environment.

 PROBLEM Problem, deficiency, delay as reported by a member of the Wards user community.

 PROBLEM TRACKING          Call Center database management and problem ticket
 SYSTEM                    tracking software.

 RELEASE MANAGEMENT        Release Management is the management and structured
                           release of desktop, server, and network software standards that are mutually determined by Wards and Supplier.

SYSTEMS MANAGED STORAGE    IBM product to manage storage currently managed by
(SMS)                      DFP and HSM in the Wards environment.


 WARDS DISASTER RECOVERY   The written plan for the recovery of Wards Mainframe
 PLAN                      hardware and software in the event of a disaster or
                           catastrophe failure, as such plan may be modified by Wards from time to time.

ONLINE SERVICES:

REGION               APPLICATION                            DAILY        SATURDAY        SUNDAY       USERS
@WPDB              BAL              CATALOG              06:45-21:15    06:45-21:15    06:45-21:15       25
@WPDC              CHI              CATALOG              07:45-22:15    07:45-22:15    07:45-22:15       25
@WPDK              KAN              CATALOG              06:00-23:59    06:00-23:59    06:00-23:59       25
@WPDO              OAK              CATALOG              09:45-23:59    09:45-23:59    09:45-23:59       25
@WPM1              EMAIL                                 05:00-24:00    05:00-24:00    05:00-24:00       50
@WPFN              FINANCE                               06:00-19:30    06:00-19:30    06:00-19:30       50
@IMSADC            IMS                                   00:01-24:00    00:01-24:00    00:01-24:00        1
@IRLM1             IRLM                                  00:01-24:00    00:01-24:00    00:01-24:00        1
@WPLN              MIPS                                  08:00-19:30    08:00-19:30                      50
@WPMP              MPCS                                  06:00-19:30    06:00-19:30                     300
NETMASTR           NETMASTER                             00:01-24:00    00:01-24:00    00:01-24:00        1
@WPDS              NEW              DISTRIBUTION         00:01-24:00    00:01-24:00    00:01-24:00        1
@WP02              PEOPLE                                06:00-19:30    06:00-19:30    06:30-19:30      100
@WPTR              PHOENIX                               07:00-17:30    07:00-17:30    07:00-17:30       15
@WPFN              PMS                                   06:00-19:30    06:00-19:30    06:00-19:30       25
@WPPS              PRODUCT SVR                           04:00-21:00    04:00-21:00    04:00-21:00      100
@GE75B00           RAPID            REPLENIS             00:01-24:00    00:01-24:00    00:01-24:00        1
RJP                RJP                                   00:01-24:00    00:01-24:00    00:01-24:00       17
RMDSPRDx           RMDS  ARCHIVERS                       00:00-24:00    00:00-24:00    00:00-24:00        6
DBNVTAMx           RMDS  VIEWERS                         00:01-24:00    00:01-24:00    00:01-24:00      400
@PTFFIN            SIG              CAS                  06:00-23:00    06:00-23:00                       3
@SPMC              SIG              CMS           DAY    07:00-17:00    07:00-16:00    07:00-17:00      423
@SPMC              SIG              CMS           EVE    17:00-24:00    16:00-24:00    17:00-24:00      158
@SPMC              SIG              CMS           NIGHT  00:00-07:00    00:00-07:00    00:00-07:00       35
@PTFFIN            SIG              FINANCE              07:00-18:00                                     43
@SPPB              SIG              PACBASE              00:00-24:00    00:00-24:00    00:00-24:00        1
@SPPL              SIG              PALM                 07:00-18:00    07:00-18:00                     152
TSO                SIG              TSO                  00:00-24:00    00:00-24:00    00:00-24:00       98
@PTFFIN            SIG              XYCOR                06:00-19:00                                     12
@WPME              SMS              MERCH                06:00-24:00    06:00-24:00    06:00-24:00      200
RJP                SNA              RJP                  00:01-24:00    00:01-24:00    00:01-24:00       17
@Wtxx              TEST             CICS                 08:00-21:00    08:00-21:00    08:00-21:00       10
TSO                TSO                                   00:01-24:00    00:01-24:00    00:01-24:00      300
xGF43B01           WFI                                   00:01-24:00    00:00-24:00    00:00-24:00       21

BATCH REPORTS:

APPLICATION               DAILY    SATURDAY    SUNDAY    COMMENTS
ACCOUNTING                 8:00        8:00      8:00    Mainframe                UHB20* UHB45*
                           8:00        8:00      8:00    Generators               UHB82*
                           ASAP                          Stk Ldgr                 UHW50*
ARTHUR                     7:00        7:00      7:00    Rpts                     UJL*
BTMS                       7:00                  7:00    Rpts                     UJJD*
DBSS                       7:00        7:00      7:00    Rpts                     UJE*
FASHIONS                   7:00                  8:00    Rpts                     UJF*
FAST  FLOW                 5:00        5:00              Scan Pits                xGV80*
                           7:00                  7:00    Load Reship              UGF79*
                           7:30        7:30              Pick/Pack                UGV26*
                           8:00        8:00              Cust. Pick Up            xGV31*
                           8:00        8:00              Str. Rcpts               UGV26N*
FLASH  SALES               7:00        7:00      7:00    Rpts                     UEE10P*
IRIS                                            17:00    Payroll                  UIC62P*
                           6:00                          Payroll-Mon              UIC50P*
                           6:00        6:00      6:00    Rpts                     UIC50P*
LABOR SCHED                8:00        8:00      8:00    Rpts                     UES90*  UES57*
MAPP                      17:00       17:00              To MIAS                  UHP16*
                           8:00                          Rpts                     UHP5*
PAYROLL                    8:00                          Ldgr chks 2 x monthly    UOT35PLE
                           8:00                          TC  checks  weekly       UOT35P00
MPCS                       7:00        7:00              Rpts                     UHYD*
NATIONAL  PARTS            6:00                          Rpts                     UDM*
PMS                       10:00       10:00              Rpts                     UHV*
                           7:00                          Rpts-Mon                 UHVW*
PPLU                       7:00                          Xmit to Stores           UJJR77*
PS3                        8:00                          Tape ship-Mon            UDD9X*
PVA                        7:00        7:00      7:00    Rpts                     UHY*
RAPID REPL                16:00       16:00     16:00    Input from SMS           UGE60*
RECEIVING                  8:00        8:00              Rpts                     UGB30*
                           8:00        8:00              Update CIM               xBG24*
SALES/CASH                 8:00        8:00      8:00    Rpts                     UEH04*
                           ASAP        ASAP      ASAP    Bank Recon               UEH80*
SALES  AUDIT               6:00        6:00      6:00    Broadcast                xEA25P*
                           3:00        3:00      3:00    Credit interface         xER15P00
                                                18:00    Comm interface           xER60P00
                          12:00       12:00     12:00    Rpts                     xER50P00
SMS                        8:00        8:00              Order Run                UJGD*
                           8:00                  8:00    Rpts                     UJG27*
                           9:00                  9:00    Rpts                     UJR32*

APPLICATION               DAILY    SATURDAY    SUNDAY    COMMENTS
TANDEM                    10:00       10:00     10:00    From Tandem              UEL12T*
                          10:00       10:00     10:00    To  Tandem               UEL12M*

CRITICAL BATCH REPORTS:

APPLICATION               DAILY            SATURDAY     SUNDAY    COMMENTS
PMS                       10:00 Tue-Sat                           Checks                UHV8T*
MAP                       06:00 Monday                            Checks                UHP26*
BTDC                      05:00 Sun-Fri                           Reports               URK*
IRIS                      05:00 Mon-Sun                           Inbound               UIC46P*
                          15:00 Mon-Fri                           Front End             UIC41P*
Labor Sched                                04:00 Sat              To Stores             UESW07*
PPLU                      16:00 Wed                               Reports for stores    UJJ87P02
Officer Reports           06:00 Mon-Fri                           Officer reports       HW670202,
                                                                                        HW670205,
                                                                                        HW670211,
                                                                                        HW670230,
                                                                                        HW670242,
                                                                                        HW670285, EE300206,
                                                                                        EE300212, EE300213,
                                                                                        EE300218

SIGNATURE ONLINE AND BATCH SERVICES:

                              BATCH                    ONLINE                         COMMENTS
                                                                                        All reports P*
CAS                           07:00 Mon-Fri            07:00 - 21:00 Mon - Sat
                                                                                        All reports P*
CMS                           07:00 Mon - Fri          24 hours
                                                                                        All reports P*
FINANCIAL                     07:00 Mon - Fri          07:00 - 18:00 Mon - Fri
                                                                                        All reports P*
PALM                          06:00 Mon - Fri          07:00 - 18:00 Mon - Fri
                                                                                        All reports P*
XYCOR                         07:00 Mon - Fri          07:00 - 19:00 Mon - Fri

SIGNATURE TAPE HANDLING PROCEDURES:

                 CLIENT TAPES

1.)  Client tapes will be returned to originating shipping location in 30 days

2.) All returning tapes shipped by 17:00 will be at the clients location by 10:00 the next day when reasonably possible.

3.) Special extra cost shipments picked up at Supplier Data Center by 10:00 will be shipped to any point in the United States the same day when reasonably possible.

4.)  Shipments required on weekends or holidays will be coordinated between

     Signature and the Supplier tape library administrator.

5.)  All outgoing tapes will be confirmed with copies of the DRA (Data Release

     Authorization) to Signature by the next morning.

               CLIENT TAPES RECEIVED AT Supplier Data Center


1.) Tapes received by noon will be slotted by the Supplier Tape Library by 17:00 and faxed to Signature with slot number.

2.)  Tapes received after noon will be slotted by noon the next day.

3.) All Signature client tapes will be managed by a dedicated Supplier tape librarian. Hours are 06:00 - 18:00 Monday thru Saturday.

4.) All Signature client/production tapes will be entered into Foreign Tape System. This is a Dbase program specifically designed for Signature. CDC now owns this program & is responsible for its maintenance.

WARDS DISASTER RECOVERY Summary
--------------------------------

   1.) Wards has entered into an agreement with COMDISCO to provide hot-site facilities. The entire contract is available for review. COMDISCO will provide the highlights:

          a.)       1    9021-900 CPU (1024 megs main, 1024 megs expanded)

                    1    3090-600J  CPU (512 megs main, 512 megs expanded)

                  192    3390-3  DASD

                  208    3380-K  DASD

                   16    3490  Cart
                   48    3480  Cart
                    2    3420  Tape
                    1    IBM  3725
          b.)       1    VAX  6320
          c.)       1    K20000  Tandem Himalayas

                   16    Mosiac Disk Drives

                   1     5196 Cart drive

          d.)      VSAT  Hub
                   1   Out route
                   9   In Routes
                   9   Data port Clusters
          e.)      Recovery Facility
                   75 stations
                   75  Phone sets
                   75  PC/LAN  Stations
                   2   Servers
          f.)  1  7015-J40  RS/6000  w/256 mb of memory
               24gb SCSI disk

   2.) Wards has a contract Illinois. Contract delivery of with Data Base inc. calls for 7days a critical data Located in Bensenville, week, 365 days per files. Emergency year, pick-up and service will be provided within 2 hours.

   ACCOUNT MANAGEMENT FUNCTIONS

   PART OF THE IN-SCOPE SERVICES TO BE PROVIDED BY SUPPLIER IS THE MANAGEMENT AND COORDINATION OF THE RELATIONSHIP BETWEEN THE WARDS APPLICATIONS DEVELOPMENT GROUP, THE WARDS END USER COMMUNITY, AND THE DATA CENTER. SUPPLIER WILL PERFORM THOSE FUNCTIONS CURRENTLY PERFORMED BY WARDS IS STAFF, INCLUDING THE FOLLOWING:

   1) Supplier acts as interface between the data center and development organizations
               A)  Coordinates changes / installs
               B)  Provides limited technical guidance to development
   2) Supplier acts as interface between the data center and the user community
               A)  Coordinates changes to processing schedules
               B) Negotiaties level of service agreements between users/data center
               B)  Initiates reprints on behalf of user
               C)  Follows escalation policy per the Procedures Manual


   TECHNICAL SUPPORT - MISCELLANEOUS

   1)  Creates userids for all mainframe, Lotus Notes, UNIX, AS400 and E-Mail
   2)  Provides Level 1 support for all data security issues
   3)  Provides Level 1 support for all technical problems - MVS
   4)  Provides guidance in support of the disaster recovery effort
   5)  Manages the supply area function

                                   EXHIBIT C

                                    CHARGES



INITIAL MONTHLY PROCESSING CHARGE (MPC) FOR 61 MONTH TERM:............$1,012,500

     A. The Initial MPC shall be reduced during months 1 through 9 following the Service Agreement Commencement Date by $222,222. In addition, the MPC for the first month following the Service Agreement Commencement Date shall be reduced to 50% of the Initial MPC, as adjusted, resulting in an MPC of $395,239 for month 1 and an MPC of $790,478 for months 2-9. The MPC for months 10-13 shall be $1,012,500. The MPC for months 14-61 shall be $977,500. The foregoing amounts are subject to adjustments as set forth below. For these purposes, month 1 shall be deemed to be the calendar month in which the Service Agreement Commencement Date occurs. If necessary, the MPC for month 1 and for the last month of the term of the Service Agreement shall be pro-rated appropriately. If month 1 is not a full calendar month, the MPC for month 1 will be $790,478 (pro rated appropriately), and the MPC for month 2 will be $395,239.

          The MPC and MPC adjustment amounts described above assume that month 1 is April 1999 (completion of migration in April 1999) with the intent that Wards is granted a $2,000,000 credit against the Initial MPC in calendar year 1999. Therefore, if the migration is not completed in April 1999 and month 1 is May 1999 or a subsequent month, then the Initial MPC reduction described above for months 1 through 9 will be adjusted to grant the $2,000,000 credit for month 1 and the remaining months of 1999 and the 50% reduction will be applied to the adjusted Initial MPC.

          Supplier will pay to Wards or equipment lessors up to $2.4 million for acquisition of hardware from Wards and assumption of equipment leases by Supplier. In addition, Supplier shall be responsible for all transfer, upgrade or other fees charged by third party vendors under Third Party Contracts being assigned to Supplier.

          The MPC includes amortization of one-time costs incurred by Supplier in connection with the migration of Wards' data center, as set forth on the attached schedule. Costs included in the amortization are software transfer and upgrade costs; mainframe hardware acquisition cost; mainframe lease obligations; network extension hardware and software costs for the network extension to Supplier's data center from Wards' corporate data center; and transition equipment and moves (AS/400, Tandem, RS/6000's, DEC/VAX, Data Switch, Front-end equipment, etc.).

          If Wards elects to renew this Service Agreement at the end of the sixty-one (61) month term, the Initial MPC should be reduced by $125,000.

     B.   ALLOWANCES:

     - An Initial Monthly Processing Allowance (MPA) of up to 2,330 CPU Hours (@ 103 MIPS)
          -  Includes all EXCP's
          -  Processing measured to 1/100 of CPU second
     -    CPU Hours includes TCB and SRB hours
     -
     -    An Initial  Monthly DASD Allowance of up to 2.7 TB (dedicated)
     -
     - An Initial Monthly On-Site Tape Storage Allowance of up to 175,000 cartridges

          Definitions:

          EXCP: Execute Channel Program, the initiation of a physical input/output request to a computer processor channel subsystem and its associated results.

          SRB: Supervisor Request Block refers to that portion of the CPU time, as reported by SMF, which was consumed indirectly by Wards' application processing, such as the execution of supervisor and operating system support functions.

          TCB: Task Control Block refers to that portion of the CPU time, as reported by SMF, which was consumed directly by Wards' application processing.

          SMF: System Management Facility refers to the IBM operating system option which provides for the capture of system and application perfromance and resource consumption. This is the basis for accounting for the CPU time consumed by Wards' processing workloads.

                             C.  GROWTH PROVISION

     At any time, Wards may elect to increase its MPA, with corresponding percentage increases to be made to its DASD and Tape Allowances, upon 60 days' prior written notice to Supplier. The MPC will be increased by the product of 70% of the percentage increase over the Initial MPA times the Initial MPC. No minimum purchase of additional capacity is required. In the absence of such an advance election, Wards will be charged on a monthly basis for resource usage in excess of allowances then in effect as set forth below in paragraph E.


                           D.  DOWNSIZING PROVISION

     (i) DOWNSIZING. The Target CPU Hour Consumption ("TCHC") at the inception of this Agreement is 2,330 CPU hours (103 MIPS) per month. If Wards' actual CPU consumption falls 15% below the TCHC (adjusted for PWR's as described in (ii) below), Wards may elect to recalculate the MPC. The MPC will be recalculated as follows:

     The percentage reduction in CPU consumption below the TCHC will be calculated. The MPC will be reduced by the product of 70% of the percentage reduction in CPU consumption times the Initial MPC. Whenever a recalculation is made, the MPA, the Monthly DASD Allowance and the Monthly On-Site Tape Storage Allowance will each be reduced by the percentage reduction in TCHC.

     Wards may request a recalculation of the MPC under this section with 90 days' prior written notice to Supplier. Subsequent recalculations shall require 90 days' prior written notice if the percentage reduction in CPU consumption exceeds 10% and 60 days' notice if less than 10%. A recalculation of the MPC may be requested up to once in each 12-month period of this Agreement starting with the fourteenth (14th) month after the Service Agreement Commencement Date. A recalculation of the MPC may not be requested if the reduction in CPU consumption results from the transfer of processing workload to another vendor.

     PLANNED WORKLOAD REDUCTIONS. In addition, planned workload reductions ("PWR's") are described in the Table set forth below, and will result in reductions to CPU, DASD and Tape Allowances and the MPC as set forth therein The TCHC shall be adjusted to equal such revised CPU allowance.
     If, however, such PWR's do not actually result in the projected decreases in CPU, DASD and Tape consumption set forth in the Table, the cost reductions will be decreased by the excess usage charges set forth in paragraph E. Such PWR's shall result only from the sale of Signature, the migration of the merchandising system to a mid-range environment or the completion of Y2K testing, as the case may be, and not from the transfer of
     such workload to another vendor.   PWR's may be made at any time upon 60
     day's notice to Supplier and shall not be counted as a recalculation of the MPC pursuant to paragraph (i). Starting with the fourteenth (14th) month after the Service Agreement Commencement Date, Supplier may provide Services from a shared environment (dedicated LPAR) following a PWR.

     Election of a PWR upon the occurrence of the sale of Signature, the migration of the merchandising system to a mid-range environment, or the completion of Y2K testing is at Wards' option and if Wards elects not to take a PWR in any such event, the available capacity may be used by Wards for normal processing volume growth subject to the other terms of this Exhibit C.

          WORKLOAD & COST REDUCTIONS
          MONTGOMERY WARD MAINFRAME WORKLOAD PLANNED TO BE REMOVED

          ------------------------------------------------------------------------------------------------------
          WORKLOAD                                   CPU              DASD              Tape            Cost
                                                  Reduction         Reduction        Reduction       Reduction
          ------------------------------------------------------------------------------------------------------
                                                     614 hours
          Signature                                  (103) MIP)           526 GB     105,000 tapes      $250,000
          ------------------------------------------------------------------------------------------------------
          Merchandising                              235 hours
          System                                      (103 MIP)           141 GB       4,300 tapes      $ 55,500
          ------------------------------------------------------------------------------------------------------
                                                      74 hours
          Y2K                                         (103 MIP)           373 GB       1,500 tapes      $ 40,000
          ------------------------------------------------------------------------------------------------------

                          E.   EXCESS USAGE CHARGES

     - Wards agrees to pay $1,250 per CPU Hour (@ 103 MIPS) per month for all CPU hours in excess of the then current Monthly Processing Allowance.

     - Wards agrees to pay $390 per GB, per month, for all DASD in excess of the then current Monthly DASD Allowance.

     - Wards to pay $1.00 per tape, per month for all tapes or cartridges in excess of the then current Monthly On-Site Tape Storage Allowance.

     - The Parties agree that payment of Excess Usage Charges will be assessed monthly.

                                 F.   PRINTING

     Laser printing will be charged at the rate of $11.50 per 1000 feet (with paper) or $9.50 per 1000 feet (without paper) and will be invoiced monthly. Charges include one delivery per business day in the Chicago metropolitan area. Additional deliveries or deliveries outside of the Chicago metropolitan area will be invoiced at cost plus 20% unless such additional deliveries are due to a failure to meet Service Levels.

                         G.   PASS - THROUGH EXPENSES

     All telecommunications line charges and associated channel extenders and front-end processors necessary for connectivity between Wards' corporate complex, Signature and Supplier's data center, shall be Pass-Through Expenses, to be invoiced monthly to Wards without mark-up.

                               H.   MINIMUM MPC

     During the Term of this Service Agreement, the MPC shall in no event be less than the Minimum MPC, calculated as follows:

          MMPC = MINIMUM MPC
          PWR$ = REDUCTION TO THE MPC RESULTING FROM ACTUAL PWR'S, AS SET FORTH ABOVE.

          Months 1-13 - 1.0x($1,012,500 - PWR$) = MMPC
          MONTHS 14-25 - 0.8X($1,012,500 - PWR$) = MMPC
          MONTHS 26-61 - 0.6X($1,012,500 - PWR$) = MMPC


                           I.   TERMINATION CHARGES

          In the event of Termination for Convenience by Wards under Section 18.2(a) of the Master Agreement or Termination for Cause by Supplier under Section 18.1(e) of the Master Agreement, Wards shall reimburse Supplier for the remaining unamortized costs of Supplier related to the transfer and migration of Wards' data center and the provision of Services to Wards (reduced by the amount of any lease obligations assumed by Wards), in accordance with the attached schedule. Upon such payment, Supplier shall convey and assign any Transferred Equipment to Wards, and Wards shall assume any related equipment lease and software license obligations.


     DATA CENTER ONE-TIME COSTS AMORTIZATION
     ---------------------------------------
     SCHEDULE
     --------

             Beginning                                                            Unamortized
             Principal           Monthly         Interest        Principal         Principal
 Month        Balance            Payment         Expense         Reduction          Balance
-------  ------------------  ---------------  --------------  ---------------  -----------------
   1          $6,167,777.00      $125,060.28      $54,728.24      $ 70,332.04      $6,097,444.96
   2          $6,097,444.96      $125,060.28      $60,835.30      $ 64,224.98      $6,033,219.98
   3          $6,033,219.98      $125,060.28      $60,271.95      $ 64,788.32      $5,968,431.66
   4          $5,968,431.66      $125,060.28      $59,704.86      $ 65,355.42      $5,903,076.23
   5          $5,903,076.23      $125,060.28      $59,133.98      $ 65,926.30      $5,837,149.93
   6          $5,837,149.93      $125,060.28      $58,559.29      $ 66,500.99      $5,770,648.94
   7          $5,770,648.94      $125,060.28      $57,980.78      $ 67,079.50      $5,703,569.44
   8          $5,703,569.44      $125,060.28      $57,398.40      $ 67,661.88      $5,635,907.57
   9          $5,635,907.57      $125,060.28      $56,812.15      $ 68,248.13      $5,567,659.44

  10          $5,567,659.44      $125,060.28      $56,221.98      $ 68,838.29      $5,498,821.14
  11          $5,498,821.14      $125,060.28      $55,627.89      $ 69,432.39      $5,429,388.75
  12          $5,429,388.75      $125,060.28      $55,029.83      $ 70,030.45      $5,359,358.30
  13          $5,359,358.30      $125,060.28      $54,427.78      $ 70,632.50      $5,288,725.80
  14          $5,288,725.80      $125,060.28      $53,821.72      $ 71,238.56      $5,217,487.25
  15          $5,217,487.25      $125,060.28      $53,211.62      $ 71,848.65      $5,145,638.59
  16          $5,145,638.59      $125,060.28      $52,597.46      $ 72,462.82      $5,073,175.77
  17          $5,073,175.77      $125,060.28      $51,979.20      $ 73,081.08      $5,000,094.69
  18          $5,000,094.69      $125,060.28      $51,356.81      $ 73,703.47      $4,926,391.22
  19          $4,926,391.22      $125,060.28      $50,730.28      $ 74,330.00      $4,852,061.22
  20          $4,852,061.22      $125,060.28      $50,099.57      $ 74,960.71      $4,777,100.52
  21          $4,777,100.52      $125,060.28      $49,464.66      $ 75,595.62      $4,701,504.89
  22          $4,701,504.89      $125,060.28      $48,825.51      $ 76,234.77      $4,625,270.13
  23          $4,625,270.13      $125,060.28      $48,182.10      $ 76,878.18      $4,548,391.95
  24          $4,548,391.95      $125,060.28      $47,534.40      $ 77,525.87      $4,470,866.08
  25          $4,470,866.08      $125,060.28      $46,882.39      $ 78,177.89      $4,142,688.19
  26          $4,142,688.19      $125,060.28      $46,226.03      $ 78,834.25      $4,063,853.94
  27          $4,063,853.94      $125,060.28      $45,565.29      $ 79,494.99      $3,984,358.95
  28          $3,984,358.95      $125,060.28      $44,900.15      $ 80,160.13      $3,904,198.82
  29          $3,904,198.82      $125,060.28      $44,230.57      $ 80,829.71      $3,823,369.11
  30          $3,823,369.11      $125,060.28      $43,556.53      $ 81,503.75      $3,741,865.36
  31          $3,741,865.36      $125,060.28      $42,878.00      $ 82,182.28      $3,659,683.08
  32          $3,659,683.08      $125,060.28      $42,194.94      $ 82,865.34      $3,576,817.74
  33          $3,576,817.74      $125,060.28      $41,507.33      $ 83,552.95      $3,493,264.79
  34          $3,493,264.79      $125,060.28      $40,815.13      $ 84,245.15      $3,409,019.64
  35          $3,409,019.64      $125,060.28      $40,118.32      $ 84,941.96      $3,324,077.68
  36          $3,324,077.68      $125,060.28      $39,416.86      $ 85,643.41      $3,238,434.27
  37          $3,238,434.27      $125,060.28      $38,710.73      $ 86,349.55      $2,902,084.72
  38          $2,902,084.72      $125,060.28      $37,999.89      $ 87,060.39      $2,815,024.33
  39          $2,815,024.33      $125,060.28      $37,284.31      $ 87,775.96      $2,727,248.37
  40          $2,727,248.37      $125,060.28      $36,563.97      $ 88,496.31      $2,638,752.06
  41          $2,638,752.06      $125,060.28      $35,838.81      $ 89,221.46      $2,549,530.59
  42          $2,549,530.59      $125,060.28      $35,108.83      $ 89,951.45      $2,459,579.14
  43          $2,459,579.14      $125,060.28      $34,373.98      $ 90,686.30      $2,368,892.84
  44          $2,368,892.84      $125,060.28      $33,634.22      $ 91,426.05      $2,277,466.79
  45          $2,277,466.79      $125,060.28      $32,889.54      $ 92,170.74      $2,185,296.05
  46          $2,185,296.05      $125,060.28      $32,139.89      $ 92,920.38      $2,092,375.67
  47          $2,092,375.67      $125,060.28      $31,385.25      $ 93,675.03      $1,998,700.64
  48          $1,998,700.64      $125,060.28      $30,625.57      $ 94,434.71      $1,904,265.93
  49          $1,904,265.93      $125,060.28      $29,860.83      $ 95,199.45      $1,809,066.48

  50          $1,809,066.48      $125,060.28      $29,090.99      $ 95,969.29      $1,713,097.20
  51          $1,713,097.20      $125,060.28      $28,316.02      $ 96,744.26      $1,616,352.94
  52          $1,616,352.94      $125,060.28      $27,535.88      $ 97,524.39      $1,518,828.55
  53          $1,518,828.55      $125,060.28      $26,750.55      $ 98,309.73      $1,420,518.82
  54          $1,420,518.82      $125,060.28      $25,959.97      $ 99,100.31      $1,321,418.51
  55          $1,321,418.51      $125,060.28      $25,164.13      $ 99,896.15      $1,221,522.36
  56          $1,221,522.36      $125,060.28      $24,362.98      $100,697.30      $1,120,825.06
  57          $1,120,825.06      $125,060.28      $23,556.49      $101,503.79      $1,019,321.26
  58          $1,019,321.26      $125,060.28      $22,744.62      $102,315.66      $  917,005.60
  59          $  917,005.60      $125,060.28      $21,927.34      $103,132.94      $  813,872.66
  60          $  813,872.66      $125,060.28      $21,104.61      $103,955.67      $  709,916.99


                                   EXHIBIT D

                            SERVICE LEVEL AGREEMENT



                           FOR DATA CENTER SERVICES
                           ------------------------

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
I.     GENERAL..................................................   1
       A.  General
       B.  Definitions..........................................   1
       C.  Measurement..........................................   2
       D.  Effective Date for Service Levels....................   2
       E.  Revisions............................................   2
       F.  Single Point of Contact..............................   3


II.    SERVICE LEVELS
       A.  Definitions..........................................   3
       B.  Service Level Measures...............................   3
       C.  Service Levels.......................................   3

III.   SERVICE LEVEL CREDITS....................................   4
       A.  Credits..............................................   4
       B.  Method of Calculation................................   4
       C.  Frequency Factor.....................................   5
       D.  Excused Performance Problem..........................   5
       E.  Time Limit...........................................   5

IV.    SERVICE LEVEL TERMINATION EVENTS.........................   6
       A.  Definition...........................................   6
       B.  Repeated Service Level Failures......................   6
       C.  Repeated Critical Service Level Failures.............   7
       D.  Catastrophic Level of Service........................   7
       E.  Qualification........................................   8

                            SERVICE LEVEL AGREEMENT
                            -----------------------
                           FOR DATA CENTER SERVICES
                           ------------------------


I.   GENERAL

     A.  RELATIONSHIP TO SERVICE AGREEMENT AND MASTER AGREEMENT.

     This Service Level Agreement is entered into under the Master Agreement for Information Technology Services between Acxiom Corporation ("Supplier") and Montgomery Ward & Co., Incorporated ("Wards") dated November 6, 1998, and pertains to Service Agreement No. 2: Data Center Services entered into by Wards and Supplier. Any inconsistency between this Agreement, the Service Agreement and the Master Agreement will be resolved pursuant to Section 2.3 of the Master Agreement.

     B.  DEFINITIONS

          In this Service Level Agreement ("SLA"), the terms listed below shall have the indicated meanings. Other terms may be defined in other sections of this SLA. Terms used in this SLA without definition have the meanings ascribed to them in the Master Agreement or Service Agreement.

          1.   Service Level Measure - For any Service identified in this SLA,
               ---------------------
               the method specified in this SLA for quantitatively calculating Supplier's actual performance. The results of these calculations are compared with Service Levels to evaluate Supplier's compliance with Service Levels.

          2.   Service Levels - For any Service identified in this SLA, the
               --------------
               required quantitative level or degree of performance by Supplier specified in this SLA as the "Service Level." The Service Levels are the minimally acceptable levels of service for the Services. Any failure to meet a Service Level is unacceptable and may constitute, depending upon the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

          3.   Increased Impact Level - For any Service identified in this SLA,
               ----------------------
               the required quantitative level or degree of performance by Supplier specified in this SLA as the "Increased Impact Level." Any failure to meet an Increased Impact Level is unacceptable and may constitute, depending upon the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

          4.   Critical Service Levels - Service Levels associated with those
               -----------------------
               Services that are most important to the conduct of Wards' operations, which are the subject of this Service Agreement.

          5.   Service Level Credits - The amounts which Wards shall have the
               ---------------------
               option, but not the obligation, to recover as liquidated damages, in lieu of any other monetary remedies Wards may have, each time Supplier fails to meet the Service Levels for any reason other than those specified in Section III.D of this SLA. Service Level Credits are calculated in the manner described in Section III of this SLA.

          6.   Service Level Termination Event - An occurrence or series of
               -------------------------------
               occurrences of deficient performance by Supplier in performing the Services specified in this SLA as a "Service Level Termination Event." The occurrence of a Service Level Termination Event constitutes, depending upon the facts and circumstances, a material breach of Supplier's performance obligations under this Service Agreement and gives Wards the right to terminate this Service Agreement for cause.

     C.   MEASUREMENT

          Unless otherwise stated in this SLA, each Service Level Measure shall be calculated on a complete calendar month basis. Performance results shall be measured and reported based on actual results with any exceptions for Excused Performance Problems reported separately.

     D.   EFFECTIVE DATE FOR SERVICE LEVELS

          The Service Levels provided for in this SLA shall be applicable beginning effective on the Service Agreement Commencement Date.

     E.   REVISIONS

          1. From time to time during the Term, the Parties agree to negotiate in good faith to add, delete, or modify then-existing Service Level Measures, Service Levels, and Increased Impact Levels to reflect changes in Wards' business requirements or objectives. All such changes shall be adopted in the form of a signed written amendment to this SLA.

          2. In the event that any applicable system or function is replaced during the Term by a comparable system or function, the Service Level Measure, Service Level, and Increased Impact Level for such replacement system or function shall, to the extent reasonably practicable (i) be defined during the first 30 days of such replacement, and (ii) must be at least equivalent to the then-existing Service Level Measure, Service Level, and Increased Impact Level for the replaced system or function (assuming the replacement system is capable of delivering the same Service Levels as the replaced system).

          3. At all times during the Term, Supplier shall provide the Services in a manner that meets or exceeds the then-existing Service Levels. The remedies for failure to do so shall include the remedies defined in this SLA, the Service Agreement, and the Master Agreement.

     F.  SINGLE POINT OF CONTACT

          Regardless of whether any failure by Supplier to meet a Service Level is attributable to Supplier or an Excused Performance Problem, Supplier shall provide a single point of contact to address resolution of such failure and shall act promptly to address the problem causing the failure. Unless otherwise agreed by Wards, the Supplier Project Executive or his/her designee, shall be the Supplier's single point of contact.


II.  SERVICE LEVELS

     A.  DEFINITIONS

     Certain technical definitions are included in the Glossary of Terminology included as part of Exhibit B to this Service Agreement.

     B.   SERVICE LEVEL MEASURES


                              ONLINE AVAILABILITY
                             --------------------

OBJECTIVE:    Monitoring Online Services defined in Exhibit B (the "Online
              Services") availability and performance according to defined targets. Starting and stopping defined Online Services according to specified service availability schedules. Initiating Problem
              Management procedures to rectify any performance or availability failures.

DEFINITION:   To be available, each ONLINE SERVICES must be: (1) Accessible and usable to Wards User Community according to Wards established schedule indicated in Schedule ONLINE SERVICES set forth in Exhibit B; (2) Minimum required files open and accessible to each ONLINE SERVICES as documented in the Procedures Manual; (3)
              Availability is calculated utilizing ONLINE SERVICES as:

              WEIGHT is the total number of users per application as set forth in Exhibit B(Online Services).

          WEIGHTED MINUTES SCHEDULED is defined as the number of users of an application, as indicated in Online Services, times the number of minutes that application is scheduled to be available as indicated in Online Services.

          WEIGHTED MINUTES LOST is defined as the number of users of an application who are impacted by the loss of online usage of that application, as indicated in Online Services, and is calculated as (which will not include calculation of files unavailable when entire region is down ):

          (Minutes Scheduled for that application-Region Minutes Down for that
          --------------------------------------------------------------------
          application -File Unavailable Minutes for that application)* Weight
          -------------------------------------------------------------------
          for that application
          --------------------

          LEVEL OF SERVICE CALCULATION is the sum for all applications of:
          -----------------------------

          (Weighted Minutes Scheduled)-(Weighted minutes Lost)
          ----------------------------------------------------
                    Weighted Minutes Scheduled

METHOD: Monitoring all Online Services to ensure their performance and availability remains within stated service levels.. The Supplier will provide console or other appropriate management processes to control the Wards mainframe environments within their control.

Service Level:

         ----------------------------------------------------------------------
         Values                     Metrics
         ----------------------------------------------------------------------
         Service Level -            99.5% of all Online Services have been
                                    maintained to Wards schedules.
         ----------------------------------------------------------------------
         Increased Impact -         Less than 99.0% of all Online Services have
                                    been maintained to Wards schedules.
         ----------------------------------------------------------------------

IMPACT:            High

AFFECTED AREA:     Wards Associates, applications, distribution and stores.

RESPONSIBILITY:    Supplier

PERIOD:            As stated in ONLINE SERVICES in Exhibit B

REPORT:            See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I



                          BATCH REPORTS AVAILABILITY
                          --------------------------

OBJECTIVE:  Monitoring Batch Reports availability and performance according to defined targets. Ensuring availability, electronically or otherwise of defined Batch Reports according to the service schedules stated in Exhibit B. Initiating Problem Management procedures to rectify any performance or availability failures. Certain Applications have been designated as critical to Wards' business and are included in the Table of Critical Service Levels under Section II.C. of this Service Level Agreement. The Critical Services Levels have batch reports Service Levels that are calculated in the same manner as provided below.

DEFINITION: The Suppliers processes for Batch Reports monitoring and control within the Wards mainframe processing environments.

METHOD: Monitoring all Batch Reports to ensure their availability remains within stated service levels. The Supplier will provide batch or other appropriate management processes to control the Wards mainframe environments within their control.

SERVICE LEVEL:

                   -----------------------------------------------------------
                    Values              Metrics
                   -----------------------------------------------------------
                    Service Level -     99.7% of all Batch Reports have been
                                        produced and made available according
                                        to Ward's schedules as outlined in
                                        Exhibit B.
                   -----------------------------------------------------------
                    Increased Impact -  Less than 99.5% of all Batch Reports
                                        have been produced and made available
                                        according to Ward's schedules.
                   ------------------------------------------------------------

IMPACT:            High

AFFECTED AREA:     Wards Associates, applications, distribution and stores.

RESPONSIBILITY:    Supplier

PERIOD:            As stated in BATCH SERVICES in Exhibit B

REPORT:            See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I



                      CRITICAL BATCH REPORTS AVAILABILITY
                      -----------------------------------

OBJECTIVE:         Monitoring Critical Batch Reports availability according to defined targets. Ensuring availability, electronically or otherwise of defined Critical Batch Reports according to the service schedules stated in Exhibit B. Initiating Problem
                   Management procedures to rectify any availability failures.

DEFINITION:        The Suppliers processes for Critical Batch Reports monitoring and control within the Wards mainframe processing environments.

METHOD: Monitoring all Critical Batch Reports to ensure their availability remains within stated service levels. The Supplier will provide batch or other appropriate management processes to control the Wards mainframe environments within their control.

SERVICE LEVEL:

                 ---------------------------------------------------------------
                   Values                  Metrics
                 ---------------------------------------------------------------
                   Service Level -         No more than two (2) Critical Batch
                                           Reports have been produced or made
                                           available late according to Ward's
                                           schedules as outlined in Exhibit B .
                 ---------------------------------------------------------------
                   Increased Impact -      More than three (3) Critical Batch
                                           Reports have been produced or made
                                           available late according to Ward's
                                           schedules as outlined in Exhibit B .
                 ---------------------------------------------------------------

IMPACT:            High

AFFECTED AREA:     Wards Associates, applications, distribution and stores.

RESPONSIBILITY:    Supplier

PERIOD:            As stated in CRITICAL BATCH SERVICES in Exhibit B

REPORT:            See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I



                         SIGNATURE ONLINE AVAILABILITY
                         ------------------------------

OBJECTIVE:         Monitoring SIGNATURE ONLINE SERVICES availability and
                   performance according to defined targets. Starting and stopping defined Signature Online Services according to specified service availability schedules. Initiating Problem
                   Management procedures to rectify any performance or availability failures.

DEFINITION:        To be available, each SIGNATURE ONLINE SERVICES must be: (1)
                   Accessible and usable to Wards User Community according to Wards established schedule indicated in the schedule of SIGNATURE ONLINE SERVICES set forth in Exhibit B; (2) Minimum required files open and accessible to each SIGNATURE ONLINE
                   SERVICES as directed by Wards; (3) Availability is calculated utilizing SIGNATURE ONLINE SERVICES as:

                   WEIGHT is the total number of users per application as set forth in Exhibit B(Signature Online and Batch Services).

                   WEIGHTED MINUTES SCHEDULED is defined as the number of users of an application, as indicated in Signature Online and Batch Services, times the number of minutes that application is scheduled to be available as indicated in Signature Online and Batch Services.

                   WEIGHTED MINUTES LOST is defined as the number of users of an application who are impacted by the loss of online usage of that application, as indicated in Signature Online and Batch Services, and is calculated as (which will not include calculation of files unavailable when entire region is down):

                   (Minutes Scheduled for that application-Region Minutes Down
                   -----------------------------------------------------------
                   for that application -File Unavailable Minutes for that
                   -------------------------------------------------------
                   application)* Weight for that application
                   -----------------------------------------

                   LEVEL OF SERVICE CALCULATION is the sum for all applications
                   ----------------------------
                   of:

                   (Weighted Minutes Scheduled)-(Weighted minutes Lost)
                   ----------------------------------------------------
                                  Weighted Minutes Scheduled


METHOD: Monitoring all Signature Online Services to ensure their performance and availability remains within the stated service levels. The Supplier will provide console or other appropriate management processes to control the Wards mainframe environments within their control.

SERVICE LEVEL:

                  --------------------------------------------------------------
                     Values                             Metrics
                  --------------------------------------------------------------
                     Service Level -                    99.7% of all Signature
                                                        Online Services have
                                                        been maintained to
                                                        Wards schedules.
                  -------------------------------------------------------------
                     Increased Impact -                 Less than 99.5% of all
                                                        Signature Online
                                                        Services have been
                                                        maintained to Wards
                                                        schedules.
                   ------------------------------------------------------------

IMPACT:           High

AFFECTED AREA:    Ward's service level obligations to Signature

RESPONSIBILITY:   Supplier

PERIOD:           As stated in SIGNATURE ONLINE SERVICES in Exhibit B

REPORT:           See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I

                       SIGNATURE TAPE HANDLING ACCURACY
                       --------------------------------

OBJECTIVE:     Ensuring accurate processing of Signature inbound tapes and accurate distribution of Signature outbound tapes. Initiating
               Problem Management procedures to rectify any tape handling failures.

DEFINITION:    The Suppliers processes for Signature Tape processing,
               distribution and control within the Wards mainframe processing environments.

METHOD: Monitoring all SIGNATURE TAPE HANDLING to ensure their processing, distribution and control remains within specified tolerances. The Supplier will provide tape management processes to control the Signature Tape Handling within their control.

MEASUREMENT PERIOD: Monthly

SERVICE LEVEL:

                  -------------------------------------------------------
                       Values                  Metrics
                  -------------------------------------------------------
                    Service Level -         More than one (1) Signature
                                            tape sent to the wrong
                                            recipient every rolling six
                                            (6) months.
                  -------------------------------------------------------
                    Increased Impact -      More than three (3) Signature
                                            tapes sent to the wrong
                                            recipient every rolling
                                            six (6) months.
                  -------------------------------------------------------

IMPACT:            High

AFFECTED AREA:     Ward's service level obligations to Signature.

RESPONSIBILITY:    Supplier

PERIOD:            24 hours/day, 7 days/week

RESOURCE RANGE:    150 Tapes every six months.

REPORT:            See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I



                        SIGNATURE TAPE TURNAROUND TIME
                        ------------------------------

OBJECTIVE:     Ensuring processing of Signature inbound tapes and Signature outbound tapes are performed in accordance with the Signature
               Tape Handling procedures. Initiating Problem Management procedures to rectify any tape handling failures.

DEFINITION:    Signature Tape Turnaround Time is defined as the time from which a Signature inbound tape is received at the data center until it is made available for use. All inbound Signature tapes are to be hung in the tape library within twenty-four (24) hours upon receipt at the data center.

METHOD: Monitoring all Signature Tape Handling to ensure turnaround time remains within specified tolerances. The Supplier will provide tape management processes to control the Signature Tape Handling within their control.

SERVICE LEVEL:

              ------------------------------------------------------------------
                 Values                Metrics
              -----------------------------------------------------------------
                 Service Level -       Supplier will be allowed no more than
                                       one (1) Signature tape not available
                                       within twenty-four (24) hours of
                                       receipt at Supplier's data center for
                                       use every rolling six (6) months.
              -----------------------------------------------------------------
                 Increased Impact -    Supplier will be allowed no more than
                                       three (3) Signature tapes not available
                                       for use within twenty-four (24) hours
                                       of receipt at Supplier's data center,
                                       every rolling six (6) months.
              -----------------------------------------------------------------

IMPACT:           High

AFFECTED AREA:    Ward's service level obligations to Signature.

RESPONSIBILITY:   Supplier

PERIOD:           24 hours/day, 7 days/week

RESOURCE RANGE:   150 Tapes every six months.

REPORT:           See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I




                         SIGNATURE SCHEDULED DOWNTIME
                         ----------------------------

OBJECTIVE:      To provide for a minimum amount of required Signature scheduled mainframe downtime for each mainframe.

DEFINITION:     Signature scheduled downtime is the number of hours a Signature computer system is scheduled down in a given time period.

METHOD: The Supplier provided change management system will be used to report on all requests for Signature scheduled downtime.


MEASURE PERIOD:  Monthly



SERVICE LEVEL:

                     -----------------------------------------------------------
                      Values                   Metrics
                     -----------------------------------------------------------
                      Service Level -          The number of hours that any
                                               Signature mainframe is scheduled
                                               down will not exceed six (6)
                                               hours per month.
                     -----------------------------------------------------------
                      Increased Impact -       The number of hours that any
                                               Signature mainframe is scheduled
                                               down will not exceed seven (7)
                                               hours per month.
                     -----------------------------------------------------------


IMPACT:             High

AFFECTED AREA:      Ward's level of service obligations to Signature.

RESPONSIBILITY:     Supplier

PERIOD:             Monthly


HOURS OF OPERATION: 7x24x365.

REPORT:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-II







                    DATA BACKUP, ARCHIVING, AND RESTORATION
                    ---------------------------------------


Objective:       To ensure proper safeguards are being taken by the Supplier to protect critical Wards data with consistent, reliable, and documented process(es) for management of data backups, data archives, and off-site data rotation across the Wards environments under the Supplier's span of control.

DEFINITION:      The Suppliers processes for Data Backup and Archiving of
                 critical data within the Wards environments. Ensuring the Supplier processes are backing up or archiving these critical files according to Wards specifications.

METHOD: The Supplier will document and maintain the location of critical Wards data and the process used to backup and restore this data if required. The Supplier will provide appropriate tools and processes for managing and measuring compliance with established Data Backup and Archiving guidelines within their control.

SERVICE LEVEL:
         ----------------------------------------------------------------------------------------
               VALUES                       METRICS
         ----------------------------------------------------------------------------------------
               Service Level -              99.9% of all critical data is being backed up and
                                            stored as required according to Wards specifications.
         ----------------------------------------------------------------------------------------
               Increased Impact -           Less than 99.2% of all critical is being backed up
                                            and stored as required according to Wards
                                            specifications.
         ----------------------------------------------------------------------------------------

IMPACT:              High

AFFECTED AREA:       Wards Offices & Associates, Supplier's Operational Data
                     Restoration Interface Plan to Wards Disaster Recovery Plan

RESPONSIBILITY:      Supplier

PERIOD:              Monthly

REPORT:              See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I




                          DISASTER RECOVERY SERVICES
                          --------------------------

OBJECTIVE:     To provide Mainframe Disaster Recovery services for the Wards
               Disaster Recovery Plan, in the event of a declared disaster to any site providing services for or to Wards by Supplier. The target is to provide on-going MVS services to Wards within 24 hours of a declared disaster.

DEFINITION:    A disaster is declared when Supplier services to Wards are interrupted due to significant equipment, computer or network related failure longer than a 24 hour period.

METHOD: A declared disaster will be announced by the Supplier Contract Manager within 24 hours of the outage.

SERVICE LEVEL:
         ----------------------------------------------------------------------------------------
               VALUES                       METRICS
         ----------------------------------------------------------------------------------------
               Service Level                Complete Operating System and sub-system
                                            restoration of Supplier services to Wards
                                            within twenty-four (24) hours of declaration of
                                            disaster or as specified by the Wards
                                            disaster recovery plan.
         ----------------------------------------------------------------------------------------
               Increased Impact             Complete Operating System and sub-system restoration
                                            of Supplier services to Wards within thirty-
         ----------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------
                                      six (36) hours of declaration of  disaster or as specified by the Wards disaster recovery plan.
         ----------------------------------------------------------------------------------------

IMPACT:                  High

AFFECTED AREA:           Wards

RESPONSIBILITY:          Supplier

PERIOD:                  Daily

Hours of Operation:      N/A

REPORT:                  See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I




                            DISASTER RECOVERY TEST
                            ----------------------

OBJECTIVE:     To ensure the restoration of Wards' mainframe processing in the event of a disaster, in accordance with the Wards' Disaster
               Recovery Plan.

DEFINITION:    The Supplier will define and demonstrate the accuracy of the documented mainframe disaster recovery plan, which is accomplished by conducting annual mainframe disaster recovery testing.

METHOD: Complete restoration of mainframe operating system and sub-systems at Supplier hot-site location.



SERVICE LEVEL:
               ---------------------------------------------------------------------------------
                   VALUES                                            Metrics
               ---------------------------------------------------------------------------------
                 Service Level -                90% of all scheduled activities are completed
                                                according to the Wards Disaster Recovery Test
                                                Plan.
               ---------------------------------------------------------------------------------
                 Increased Impact -             Less than 80% of all scheduled activities are
                                                completed according to the Wards Disaster
                                                Recovery Test Plan.
               ---------------------------------------------------------------------------------

IMPACT:                  Low

AFFECTED AREA:           All Wards' stores, offices, automobile centers, POS
                         locations, and data center

RESPONSIBILITY:          Supplier

PERIOD: The Supplier on an annual basis will conduct a disaster recovery test with selected Wards entities recovering specific operations in accordance with the Wards disaster recovery plan. The Supplier will report on the success of each test within one week of the completion of a test with a designated Wards' representative.

RESOURCE RANGE:          This service level is valid as long as Wards
                         participates in the disaster recovery planning and testing process as defined in the Wards Disaster
                         Recovery Plan and as mutually agreed to by Supplier and Wards

REPORT:                  See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-III



SERVICE SPECIFICATIONS FOR SYSTEM MANAGEMENT
--------------------------------------------


                           REQUEST TIME TO COMPLETE
                           ------------------------

OBJECTIVE:       To insure that pre-defined mainframe environment modification requests are completed in an acceptable amount of time as mutually agreed upon by Wards and Supplier.

DEFINITION:      Mainframe environment modification requests are those mainframe management functions performed by the Supplier in routine support of the mainframe processing environment as requested by Wards.

METHOD: The Supplier provided change management system or Supplier provided help desk problem tracking system will be used to calculate time to complete.

SERVICE LEVEL:
                 -----------------------------------------------------------------------------------------------
                   VALUES                              METRICS
                 -----------------------------------------------------------------------------------------------
                   Service Level                       95% of requests completed by target date as specified in
                                                       the Procedures Manual or as mutually agreed upon by Wards
                                                       and Supplier.
                 -----------------------------------------------------------------------------------------------
                   Increased Impact                    Less than 90% of requests completed by target date as
                                                       specified in the Procedures Manual or as mutually agreed
                                                       upon by Wards and Supplier.
                 -----------------------------------------------------------------------------------------------

IMPACT:                  High

AFFECTED AREA:           Wards associates.

RESPONSIBILITY:          Supplier

PERIOD:                  Monthly

HOURS OF OPERATION:      7x24x365.


REPORT:                  See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type - I


                                 RESPONSE TIME
                                 -------------

OBJECTIVE:     Supplier will provide acceptable response times for end users.

DEFINITION:    The first component of response time for the mainframe on-line environment is measured by the percentage of transactions that complete within the defined time limits (internally measured elapsed time, which includes CICS and first period TSO).

METHOD: Data Capture: The Supplier will use Supplier provided manual records, job logs, systems logs, and any other tools available to determine the response time
               Measurement Interval: At least once per period or by exception (i.e. missing a threshold). Supplier will provide monthly summary reports to Wards Management for review.

SERVICE LEVEL:
               --------------------------------------------------------------------------------------------------
                 DESCRIPTION                                                   DATA POINTS
               --------------------------------------------------------------------------------------------------
                 Service Level                                  98.5% of internal mainframe transactions are
                                                                completed in less than one (1) second.
               --------------------------------------------------------------------------------------------------
                 Increased Impact                               Less than 98% of internal mainframe transactions
                                                                are completed in less than one (1) second
               --------------------------------------------------------------------------------------------------

IMPACT:                High

AFFECTED AREA:         Wards Offices and Associates

RESPONSIBILITY:        Service Performance: Supplier provides all services
                       related to this Service Level.

                       Compliance Management: Supplier provides calculation, reporting and analysis for this Service Level

PERIOD:                Monthly

HOURS OF OPERATION:    7 x 24 x 365.

REPORT:                See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I

SERVICE SPECIFICATIONS FOR HELP DESK
------------------------------------


                             FIRST CALL RESOLUTION
                             ---------------------

OBJECTIVE:     To ensure the high quality and immediate resolution of user calls on the first attempt to the Supplier's Help Desk group.

DEFINITION:    The opening and closing of a problem ticket by the Supplier's
               Help Desk when an Wards user places a call.

METHOD: Supplier will track and report first call resolution statistics via its problem ticket system, and will report results and resolution improvement programs to Wards monthly.


SERVICE LEVEL:
               ----------------------------------------------------------------------------------------------
                 VALUES                                   METRICS
               ----------------------------------------------------------------------------------------------
                 Service Level                          75% or more calls are resolved while user is on the
                                                        initial phone call within 10 minutes.
               ----------------------------------------------------------------------------------------------
                 Increased Impact                       Less than 65% calls are resolved while user is on the
                                                        initial phone call within 10 minutes.
               ----------------------------------------------------------------------------------------------

IMPACT:                High

AFFECTED AREA:         Wards associates.

RESPONSIBILITY:        Supplier

PERIOD:                Monthly

HOURS OF OPERATION:    7x24x365.

RESOURCE RANGE:        This service level is valid within a range of 12,000
                       calls per period.

REPORT:                See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type -III


                                  ANSWER TIME
                                  -----------

OBJECTIVE:     To allow Wards personnel the ability to place calls to the
               Supplier's Help Desk site during normal, high volume hours (Peak) without an unreasonable number of rings before the call is answered by a live agent.

DEFINITION:    Answer time is the number of seconds it takes a Wards associate or representative of Wards to connect with the Supplier.

METHOD: Answer time will be measured in the number of seconds it takes for a Wards associate or a representative of Wards to be connected to the Supplier's representative. Reporting will be tied to an automated Service Level monitoring and tracking system.


SERVICE LEVEL:
               ----------------------------------------------------------------------------------------------
                  VALUES                                  METRICS
               ----------------------------------------------------------------------------------------------
                  Service Level                        93% of total calls answered by a live agent in less
                                                       than 30 seconds
               ----------------------------------------------------------------------------------------------
                  Increased Impact                     Less than 90% of total calls are answered by a live
                                                       agent in less than 30 seconds.
               ----------------------------------------------------------------------------------------------

IMPACT:                Medium

AFFECTED AREA:         Wards associates.

RESPONSIBILITY:        Supplier

PERIOD:                Monthly

HOURS OF OPERATION:    7x24x365.

RESOURCE RANGE:        This service level is valid within a range of 12,000
                       calls per period.

REPORT:                See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type -II



                               CALL ABANDONMENT
                               ----------------

OBJECTIVE:     To insure Wards user calls to Supplier's Help Desk group for problem reporting and resolution are answered by the Supplier prior to the user giving up on reporting the problem. This is referred to as call abandonment rate.

DEFINITION:    The call abandonment rate is the proportion of calls that come into the Supplier's Help Desk which either hang up or are disconnected before the Supplier answers the phone.

METHOD: The statistics for measuring call abandonment rates are captured via an ACD system. The Supplier will utilize statistics generated by the ACD to produce reporting that allows for the monitoring and tracking of the Supplier's compliance with this service specification.


SERVICE LEVEL:
               ----------------------------------------------------------------------------------------------
                 VALUES                                   METRICS
               ----------------------------------------------------------------------------------------------
                 Service Level                            Call abandonment rate will not exceed 5% of total
                                                          received calls during any period
               ----------------------------------------------------------------------------------------------
                 Increased Impact                         Call abandonment rate exceeds 8% of received calls
                                                          during any period
               ----------------------------------------------------------------------------------------------

IMPACT:                  Low

AFFECTED AREA:           Wards associates.

RESPONSIBILITY:          Supplier

PERIOD:                  Monthly

HOURS OF OPERATION:      7x24x365.

RESOURCE RANGE:          This service level will be valid within a range of
                         12,000 calls per period.

REPORT:                  See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type -III



                         HELP DESK SATISFACTION SURVEY
                         -----------------------------

OBJECTIVE:     To ensure the service levels measure those criteria which impact the Wards associates by testing to determine whether end user feedback is consistent with the reported performance against service levels. The satisfaction survey will measure the combined efforts of the Supplier and Wards to deliver a consistently high level of end support for Wards IS services.

DEFINITION:    The Satisfaction Survey will rate Wards user satisfaction by service category. A successful quality review is based upon the degree of correlation between the user community's perceptions of service performance and actual service level results.

METHOD: Data Capture: The Wards Satisfaction Survey will be conducted at least annually. The Satisfaction Survey will be based on a scale of 1-5, with 1 being worst and 5 being best level of satisfaction. The results will be calculated by the Supplier and audited by Wards for accuracy. Measurement Intervals shall be at least once per period or at Wards's discretion.


       THRESHOLD:
               -----------------------------------------------------------------------------------------------
                 VALUES                                    METRICS
               -----------------------------------------------------------------------------------------------
                 Service Level                             The total average score for the Wards Satisfaction
                                                           Survey is 4.01 or higher.
               -----------------------------------------------------------------------------------------------
                 Increased Impact                          The total average score for the Wards Satisfaction
                                                           Survey  is less than  4.0
               -----------------------------------------------------------------------------------------------

IMPACT:             Medium

AFFECTED AREA:      Wards associates.

RESPONSIBILITY:     Service Performance: The Supplier is responsible for
                    providing satisfactory service to all end users.

                    Compliance Management: The Supplier will provide the calculations, reporting and analysis for this Service Level.

PERIOD:              At least annually

HOURS OF OPERATION:  N/A

RESOURCE RANGE:      N/A

REPORT:              See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type -III



     C.  SERVICE LEVELS

     The Service Levels are identified in the following table and in the Table for Critical Service Levels. Each Service Level is assigned a Severity Weight in either the following table or in this table for Critical Service Levels, which is used in the calculation of the Service Level Credits. The Severity Weights are expressed as percentages, totaling 100% for all Service Levels, and approximate the relative severity of the impact on Wards operations of failures to meet the respective Service Levels. The parties acknowledge that these percentages are approximations of probable severity and relative importance and do not limit Wards' right to contend that one or more failures to meet one or more of the Service Levels may constitute a material breach of the Agreement. Upon 60 days advance notice to Supplier, Wards may adjust the Severity Weights of the respective Service Levels as Wards deems appropriate so long as the total of such percentages does not exceed 100%.

-----------------------------------------------------------------------------------------------------------
                                        SERVICE LEVEL                          SERVICE
 SERVICE LEVEL       DESCRIPTION         MEASUREMENT     SEVERITY WEIGHT        LEVEL         INCREASED
 STANDARD ID                                                                                 IMPACT LEVEL
-----------------------------------------------------------------------------------------------------------
                   ONLINE SERVICES          ONLINE             15           99.5% of all    Less than
                                         AVAILABILITY                          Online       99.0% of all
                                                                            Services have   Online
                                                                                been        Services have
                                                                            maintained to   been
                                                                                Wards       maintained to
                                                                             schedules.     Wards
                                                                                            schedules.
-----------------------------------------------------------------------------------------------------------
                    BATCH REPORTS       BATCH REPORTS           5           99.7% of all       Less than
                                         AVAILABILITY                       Batch Reports    99.5% of all
                                                                              have been      Batch Reports
                                                                            produced and       have been
                                                                           made available    produced and
                                                                            according to    made available
                                                                               Ward's        according to
                                                                                                Ward's
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                             schedules.        schedules.
-----------------------------------------------------------------------------------------------------------
                    CRITICAL BATCH      BATCH REPORTS        30             No more than       More than
                       REPORTS           AVAILABILITY                          two (2)         three (3)
                                                                           Critical Batch   Critical Batch
                                                                            Reports have     Reports have
                                                                            been produced    been produced
                                                                               or made          or made
                                                                           available late   available late
                                                                            according to     according to
                                                                               Ward's           Ward's
                                                                            schedules as     schedules as
                                                                             outlined in      outlined in
                                                                             Exhibit B.       Exhibit B.
-----------------------------------------------------------------------------------------------------------
                   SIGNATURE ONLINE       SIGNATURE          15             99.7% of all       Less than
                       SERVICES             ONLINE                            Signature      99.5% of all
                                         AVAILABILITY                          Online          Signature
                                                                            Services have       Online
                                                                                been         Services have
                                                                            maintained to        been
                                                                                Wards        maintained to
                                                                             schedules.          Wards
                                                                                              schedules.
-----------------------------------------------------------------------------------------------------------
                                        SIGNATURE TAPE        5             Supplier will    Supplier will
                                           HANDLING                         be allowed no    be allowed no
                                           ACCURACY                         more than one      more than
                                                                            (1) Signature      three (3)
                                                                            tape sent to       Signature
                                                                              the wrong      tapes sent to
                                                                              recipient        the wrong
                                                                            every rolling      recipient
                                                                           six (6) months.   every rolling
                                                                                            six (6) months.
-----------------------------------------------------------------------------------------------------------
                                        SIGNATURE TAPE        3             Supplier will    Supplier will
                                       TURNAROUND TIME                      be allowed no    be allowed no
                                                                            more than one      more than
                                                                            (1) Signature      three (3)
                                                                              tape not         Signature
                                                                              available        tapes not
                                                                               within        available for
                                                                             twenty-four      use within
                                                                            (24) hours of     twenty-four
                                                                             receipt at      (24) hours of
                                                                             Supplier's       receipt at
                                                                             data center      Supplier's
                                                                            for use          data center,
                                                                                             every rolling
                                                                                            six (6)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                every           months.
                                                                              rolling six
                                                                              (6) months.
-----------------------------------------------------------------------------------------------------------
                                          SIGNATURE              3          The number of    The number of
                                          SCHEDULED                        hours that any   hours that any
                                           DOWNTIME                           Signature        Signature
                                                                            mainframe is     mainframe is
                                                                           scheduled down   scheduled down
                                                                              will not         will not
                                                                           exceed six (6)    exceed seven
                                                                              hours per      (7) hours per
                                                                               month.           month.
-----------------------------------------------------------------------------------------------------------
                                         DATA BACKUP,            2          99.9% of all       Less than
                                        ARCHIVING AND                       critical data    99.2% of all
                                         RESTORATION                          is being        critical is
                                                                            backed up and    being backed
                                                                              stored as      up and stored
                                                                              required        as required
                                                                            according to     according to
                                                                                Wards            Wards
                                                                           specifications.  specifications.
-----------------------------------------------------------------------------------------------------------
                                           DISASTER                           Complete         Complete
                                           RECOVERY                           Operating        Operating
                                           SERVICES                          System and       System and
                                                                             sub-system       sub-system
                                                                           restoration of   restoration of
                                                                              Supplier         Supplier
                                                                             services to      services to
                                                                            Wards within     Wards within
                                                                             twenty-four      thirty-six
                                                                           (24) hours of    (36) hours of
                                                                           declaration of   declaration of
                                                                            disaster or as   disaster or as
                                                                            specified by     specified by
                                                                              the Wards        the Wards
                                                                              disaster         disaster
                                                                              recovery      recovery plan.
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                plan.
-----------------------------------------------------------------------------------------------------------
                                           DISASTER               1          90% of all      Less than 80%
                                        RECOVERY TEST                         scheduled         of all
                                                                           activities are      scheduled
                                                                              completed     activities are
                                                                            according to       completed
                                                                              the Wards      according to
                                                                              Disaster         the Wards
                                                                            Recovery Test      Disaster
                                                                                Plan.        Recovery Test
                                                                                                 Plan.
-----------------------------------------------------------------------------------------------------------
                                       REQUEST TIME TO            2            95% of        Less than 90%
                                           COMPLETE                           requests        of requests
                                                                            completed by     completed by
                                                                           target date as   target date as
                                                                            specified in     specified in
                                                                           the Procedures   the Procedures
                                                                            Manual or as     Manual or as
                                                                              mutually         mutually
                                                                           agreed upon by   agreed upon by
                                                                              Wards and        Wards and
                                                                              Supplier.        Supplier.
-----------------------------------------------------------------------------------------------------------
                                        RESPONSE TIME             2           98.5% of       Less than 98%
                                                                              internal        of internal
                                                                              mainframe        mainframe
                                                                            transactions     transactions
                                                                            are completed    are completed
                                                                            in less than     in less than
                                                                           one (1) second.  one (1) second.
-----------------------------------------------------------------------------------------------------------
                                          FIRST CALL              5          75% or more     Less than 65%
                                          RESOLUTION                          calls are        calls are
                                                                           resolved while   resolved while
                                                                           user is on the   user is on the
                                                                            initial phone    initial phone
                                                                           call within 10   call within 10
                                                                              minutes.         minutes.
-----------------------------------------------------------------------------------------------------------
                                         ANSWER TIME              5         93% of total     Less than 90%
                                                                           calls answered   of total calls
                                                                              by a live      are answered
                                                                            agent in less      by a live
                                                                           than 30 seconds   agent in less
                                                                                                than 30
                                                                                               seconds.
-----------------------------------------------------------------------------------------------------------
                                       CALL ABANDONMENT           2             Call             Call
                                                                             abandonment      abandonment
                                                                            rate will not    rate exceeds
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                            exceed 5% of    8% of received
                                                                           total received    calls during
                                                                            calls during      any period
                                                                             any period
-----------------------------------------------------------------------------------------------------------
                                          HELP DESK            5              The total        The total
                                         SATISFACTION                       average score    average score
                                            SURVEY                          for the Wards    for the Wards
                                                                            Satisfaction     Satisfaction
                                                                           Survey is 4.01     Survey  is
                                                                             or higher.     less than  4.0.
-----------------------------------------------------------------------------------------------------------

         Critical Service Levels are those so important to Customer's business that Vendor's continued failure to deliver can result in significant damage to the business. The Critical Service Levels measure Critical Batch Report Availability and are defined in the following table:

 SERVICE LEVEL                APPLICATION                    DESCRIPTION
 STANDARD ID
----------------------------------------------------------------------------------------------------------------
                                 PMS                             Checks
----------------------------------------------------------------------------------------------------------------
                                 MAP                             Checks

----------------------------------------------------------------------------------------------------------------
                                BTDC                             Reports
----------------------------------------------------------------------------------------------------------------
                                IRIS                            Inbound
----------------------------------------------------------------------------------------------------------------
                              LABOR SCHED                       To Stores
----------------------------------------------------------------------------------------------------------------
                                 PPLU                        Reports for Stores
----------------------------------------------------------------------------------------------------------------
                              OFFICER REPORTS                   Officer Reports
----------------------------------------------------------------------------------------------------------------

III.  SERVICE LEVEL CREDITS

      A.  CREDITS

      In each case of a failure to satisfy a Service Level Supplier will, within five (5) days from the identification of the deviation from the applicable Service Level, provide to Wards a plan of activities which will allow Supplier to satisfy the applicable Service Level at the earliest date practicable. In addition, Wards shall be entitled to recover a Service Level Credit for such Service Level calculated in the manner described below, provided, however, that the aggregate amount of such Service Level Credits for any given month will not exceed ten percent (10%) of Supplier's monthly charges, under this Service Agreement, for the applicable month (excluding Pass-Through Expenses, if any). If a single event directly causes the failure to achieve more than one Service Level then only one Service Level Credit will apply. In such event, Wards will select the Service Level that will be used for the calculation of the Service Credit.

     B.   METHOD OF CALCULATION

     If Supplier fails to meet or exceed a Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any). If Supplier's performance fails to meet an Increased Impact Level for any Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any) (this calculation being in lieu of, and not in addition to, the credit calculation for the corresponding Service Level failure). To calculate the total Service Level Credit due to Wards for the applicable month, the amounts calculated for each Service Level or Increased Impact Level as described above will be totaled and such amount shall be available as a credit to Wards against Supplier's invoice for the applicable month.

     C.   FREQUENCY FACTOR

     In any case where Supplier fails to achieve the same Service Level (including failure to achieve the designated Increased Impact Level for that Service Level) in two consecutive months or in any four months in any 12-month period, the applicable Severity Weight shall be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month(excluding Pass-Through Expenses and Special Charges, if any) and for any subsequent months in which Supplier fails to achieve such Service Level or Increased Impact Level; provided, however, that in no case will Supplier be liable for total Service Credits which exceed ten percent (10%) of the applicable monthly invoice month(excluding Pass-Through Expenses and Special Charges, if any).

The Service Credits will revert to the method of calculation provided in Section III.A. above in the following circumstances:

     1. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is different from the root problem that was the cause of the failure in the first month, the calculaton will revert to the method of calculation in Section III.A. following four consecutive months of achieving the Service Level.

     2. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is the same as the root problem that was the cause of the failure in the first month, the calculation will revert to the method of calculation in Section III.A. following ten consecutive months of achieving the Service Level.

Nothing in the preceding two paragraphs will excuse the application of the frequency factor in the calculation of Service Credits if a subsequent failure to achieve a Service Level would otherwise make the frequency factor apply.


     D.   EXCUSED PERFORMANCE PROBLEM

          Supplier shall not be liable to pay Wards Service Level Credits for any failure to meet a Service Level to the extent that such a failure is directly attributable to (i) a Force Majeure Event; (ii) breaches of this Agreement by Wards, provided that Supplier has provided Wards with reasonable notice of such breach immediately after becoming aware of it and determining that such breach will adversely impact Supplier's performance of Services and Supplier has used all Commercially Reasonable Efforts to perform notwithstanding such breach; (iii) acts or omissions of Wards (including acts and omissions of third parties acting on behalf of Wards under a written agreement), provided that Supplier has provided Wards with reasonable notice of such act or omission immediately after becoming aware of it and determining that such breach will adversely impact Supplier's performance of the Services and Supplier has used all commercially Reasonable Efforts to perform notwithstanding such acts or omissions or (iv) the first manifestation of an extraordinary latent error or defect in Equipment used by Supplier in providing the Services (and any related repeated instances pending the applicable Supplier's correction of the defect) if such defect was (1) unknown to Supplier and (2) not disclosed in any information distributed by the third party licensor, manufacturer, or distributor and (3) not preventable or discoverable through normal testing or maintenance procedures. The foregoing are referred to herein collectively as an "Excused Performance Problem." Supplier shall be liable to grant Wards Service Level Credits for any failure to meet a Service Level attributable to any cause other than causes expressly included in the categories listed above.

     E.   TIME LIMIT

          If Supplier does not notify Wards of any Excused Performance Problem (as described in Section III.D above) within ninety (90) days of the date Supplier provides Performance Reports covering the time period during which the Excused Performance Problem is alleged to have occurred, then Supplier shall be deemed to have waived the claim of an Excused Performance Problem.


IV.  SERVICE LEVEL TERMINATION EVENT

     A.   DEFINITION

          1.   Measurement Event - For purposes of this section, a "Measurement
               -----------------
               Event" will be the monthly calculation of Supplier's actual performance for each Service Level or Critical Service Level. The total possible Measurement Events during any specific period of time is the product of the number of months in that time period times the number of Service Levels or Critical Service Levels, as applicable.

          2.   Failure Event - For purposes of this section a "Failure Event"
               -------------
               shall be a specific Measurement Event for which Supplier fails to achieve the relevant Critical Service Level(s) or Service Level(s); provided, however, that any such failure caused by an event described in Section III.D of this SLA shall not be counted as a Failure Event. Any single event, act or omission that causes multiple Service Levels to be missed will be counted as one Failure Event.

     B.   REPEATED SERVICE LEVEL FAILURES

          Certain repeated failures by Supplier to achieve the required Service Levels will constitute a Service Level Termination Event.

          The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the Maximum
                                                           -------
          Failure Events specified in the following table:


--------------------------------------------------------------------------------------------------
SERVICE LEVEL              MEASUREMENT PERIOD     MAXIMUM FAILURE EVENTS      TOTAL MEASUREMENT
                                                     (SERVICE LEVELS)       EVENTS IN MEASUREMENT
                                                                                   PERIOD
--------------------------------------------------------------------------------------------------
Service Level Failure    Rolling Six Months                  11                       67
 Events
--------------------------------------------------------------------------------------------------

Service Level Failure    Rolling Twelve                      22                      134

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Events                        Months
--------------------------------------------------------------------------------------------------
Increased Impact Level   Rolling Six Months                   7                   67
 Failure Events
--------------------------------------------------------------------------------------------------

Increased Impact Level   Rolling Twelve Months               15                  134
 Failure Events
--------------------------------------------------------------------------------------------------


     C.   REPEATED CRITICAL SERVICE LEVEL FAILURES

          Certain repeated failures by Supplier to achieve the required Critical Service Levels will constitute a Service Level Termination Event.

          The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the Maximum
                                                           -------
          Failure Events specified in the following table:


SERVICE LEVEL MEASURE      MEASUREMENT PERIOD     MAXIMUM FAILURE EVENTS      TOTAL MEASUREMENT
                                                     (CRITICAL SERVICE      EVENTS IN MEASUREMENT
                                                          LEVELS)                  PERIOD
---------------------------------------------------------------------------------------------------
Service Level Failure    Rolling Six Months                 2                     6
 Events
--------------------------------------------------------------------------------------------

Service Level Failure    Rolling Twelve Months              4                    12
 Events
---------------------------------------------------------------------------------------------

Increased Impact Level   Rolling Six Months                 2                     6
 Failure Events
---------------------------------------------------------------------------------------------

Increased Impact Level   Rolling Twelve Months              4                    12
 Failure Events
---------------------------------------------------------------------------------------------

     D.   CATASTROPHIC LEVEL OF SERVICE

          Recovery of the Data Center Services within twenty-four hours of the scheduled time to recover those Services under the Wards Disaster Recovery Plan.

     E.  QUALIFICATION

          Nothing in this Section IV is intended to imply that any lesser number or different combination of occurrences of deficient performance by Supplier may not also constitute a material breach of Supplier's obligations warranting termination of the Service Agreement by Wards for cause.

                                   EXHIBIT E

                             TRANSFERRED EQUIPMENT


                                                                                                     SSID#
TYPE-MODEL       MFG             DESCRIPTION             SERIAL NUM            FEATURES              UCB S
5500-3128     EMC        DASD 3390-3 (C27)               1814000561      CDA 2560MB CACHE            606F
5500-9M48     EMC        DASD        (C28)               1814001099      CDA 2560MB CACHE            101F
9393-T82      IBM        DASD RVA2 RAID-6 TURBO          1322050         (1)210GB X (1)210GB         A0AF
                         (C33)                                           ARRAY
9393-T82      IBM        DASD RVA2 RAID-6 TURBO          1322065         (1)080GB X (2)210GB         F0FF
                         (C34)                                           ARRAY
 9032-2       DSW        ESCON DIRECTOR                  011133          IBM 9032-2 IN DSW           9B1/9B2
                                                                         CABINET
 9032-2       DSW        ESCON DIRECTOR                  011293          IBM 9032-2 IN DSW           9B1/9B2
                                                                         CABINET
 9032-2       DSW        ESCON DIRECTOR                  011131          IBM 9032-2 IN DSW           9B3/9B4
                                                                         CABINET
 9032-2       DSW        ESCON DIRECTOR                  011294          IBM 9032-2 IN DSW           9B3/9B4
                                                                         CABINET
3172          IBM        COMMUNICATION CTL.              03895
4410          STK        LSM                             403181          UPGRADED TO 9310            00L0
4410          STK        LSM                             404370          UPGRADED TO 9310            00L1
4410          STK        LSM                             404382          UPGRADED TO 9310            00L2
4410          STK        LSM                             404428          UPGRADED TO 9310            00L3
4410          STK        LSM                             406285          UPGRADED TO 9310            00L4
9310          STK        LSM                             401024                                      00L6
4411          STK        LCU                             803188          UPGRADED TO 9311            00L0
4411          STK        LCU                             804391          UPGRADED TO 9311            00L3
4411          STK        LCU                             804392          UPGRADED TO 9311            00L1
4411          STK        LCU                             804393          UPGRADED TO 9311            00L2
4411          STK        LCU                             806236          UPGRADED TO 9311            00L4
9311          STK        LCU                             810258                                      00L6
4430          STK        LMU FEATURE #2604 DUAL PRI      601728                                      00LMU
4480-M20      STK        TAPE-CTLR LSM 000               201003                                      46L0
4480-M20      STK        TAPE-CTLR LSM 001               201329                                      41L1
4480-M20      STK        TAPE-CTLR LSM 000               201330                                      46L0
4480-M20      STK        TAPE-CTLR LSM 001               201378                                      41L1
4480-M20      STK        TAPE-CTLR LSM 003               201566                                      49L3
4480-M20      STK        TAPE-CTLR LSM 003               201567                                      49L3
4480-M202     STK        TAPE-CTLR                       2011420                                     44YY
4480-M202     STK        TAPE-CTLR                       2011465                                     44YY
4480-M202     STK        TAPE-CTLR LSM 002               308906                                      47L2

                                                                                                      SSID#
TYPE-MODEL       MFG             DESCRIPTION              SERIAL NUM            FEATURES              UCB S
4480-M202        STK             TAPE-CTLR LSM 002        308913                                      47L2
                                                                                                         ACX

4480-M22         STK             TAPE-MANUAL CSL          3000990                                     44YY
4480-M22         STK             TAPE-MANUAL CSL          3002299                                     41YY
4480-M22         STK             TAPE-MANUAL CSL          3002301                                     41YY
4480-M22         STK             TAPE-MANUAL CSL          3004001                                     44YY
4480-M22         STK             TAPE-MANUAL CSL          3012380                                     44YY
4480-M22         STK             TAPE-MANUAL CSL          3012398                                     44YY
4480-M24         STK             TAPE-AUTO LSM 000        3001071                                     46YY-L0
4480-M24         STK             TAPE-AUTO LSM 000        3001073                                     46YY-L0
4480-M24         STK             TAPE-AUTO LSM 000        3001075                                     46YY-L0
4480-M24         STK             TAPE-AUTO LSM 000        3001110                                     46YY-L0
4480-M24         STK             TAPE-AUTO LSM 003        3001337                                     44YY-L3
4480-M24         STK             TAPE-AUTO LSM 001        3001603                                     41YY-L1
4480-M24         STK             TAPE-AUTO LSM 004        3002330                                     47YY-L4
4480-M24         STK             TAPE-AUTO LSM 001        3002331                                     41YY-L1
4480-M24         STK             TAPE-AUTO LSM 001        3002367                                     41YY-L1
4480-M24         STK             TAPE-AUTO LSM 002        3002369                                     47YY-L2
4480-M24         STK             TAPE-AUTO LSM 002        3002370                                     47YY-L2
4480-M24         STK             TAPE-AUTO LSM 002        3002525                                     47YY-L2
4480-M24         STK             TAPE-AUTO LSM 004        3002807                                     49YY-L4
4480-M24         STK             TAPE-AUTO LSM 004        3004770                                     49YY-L4
4480-M24         STK             TAPE-AUTO LSM 004        3018850                                     49YY-L4
9490-            STK             TAPE-AUTO LSM 003        232008985                                   4CYY-L3
9490-            STK             TAPE-AUTO LSM 003        232008972                                   4CYY-L3
9490-            STK             TAPE-AUTO LSM 006        232009171                                   4DYY-L6
9490-            STK             TAPE-AUTO LSM 006        232009173                                   4DYY-L6
9490-            STK             TAPE-AUTO LSM 006        232008973                                   4DYY-L6
9490-            STK             TAPE-AUTO LSM 005        232009172                                   4DYY-L5

                                                                                                          ACX

                                   EXHIBIT F

                        WARDS FACILITIES AND EQUIPMENT


The Supplier will be obligated to pay Wards actual cost, but not to exceed more than $1,500.00 monthly as rent for an estimated 1800 sq. ft. of work space for eighteen (18) Supplier staff members within the Wards Corporate Complex at location(s) as directed by Wards.

                                   EXHIBIT G

                THIRD PARTY CONTRACTS AND THIRD PARTY SOFTWARE

CPU         CPU          LICENSE       VENDOR NAME             PRODUCT NAME           PRODUCT               PRODUCT     LICENSE
SERIAL      MODEL        SCOPE                                                        COMPONENT             NUMBER      RESTRICTION
NUMBER                                                                                NAME
                         Complex       Compuware Corporation   XPEDITER/CICS
                         Complex       Compuware Corporation   XPEDITER/TSO & ISPF
                         Complex       Systemware, Inc.        AFP Option
                         Complex       Systemware, Inc.        CPU Comm Option
                         Complex       Systemware, Inc.        JHS
                         Complex       Systemware, Inc.        X/PTR
                         CPU           CGI Systems             PACBASE                PACBASE Application               One non-
                                                                                      Development System                specific CPU
                         CPU           CGI Systems             PACBASE                PACBASE Application               One non-
                                                                                      Development Systems               specific CPU
                         CPU           CGI Systems             PACBASE                PACBASE DB2 Interface             One non-
                                                                                                                        specific CPU
                         CPU           CGI Systems             PACBASE                PACBASE Year 2000                 One non-
                                                                                      module                            specific CPU
                         CPU           Compuware               Abend-Aid/XLS                                            3 CPU's up
                                       Corporation                                                                       to model
                                                                                                                        9021-982
                         CPU           Cross Access            Data Connection to                                       One non-
                                       Corporation             VSAM on MVS                                              specific CPU
                         CPU           H&W Computer            SYSM                   SYSM/Calendaring and              One non-
                                       Systems                                        Scheduling                        specific CPU
                         CPU           H&W Computer Systems    SYSM                   SYSM/CICS                         One non-
                                                                                                                        specific CPU
                         CPU           H&W Computer Systems    SYSM                   SYSM/MHS Gateway                  One non-
                                                                                                                        specific CPU
                         CPU           H&W Computer Systems    SYSM                   SYSM/PC                           One non-
                                                                                                                        specific CPU
                         CPU           Innovation Data         Innovation Access                                        3 Non-
                                       Processing              Method (IAM)                                             specific
                                                                                                                        CPUs
                         CPU           Isomorphic Systems      ISO*FORM                                                 One non-
                                                                                                                        specific CPU
                         CPU           Pathlore Software       Phoenix                                                  Single non-

CPU         CPU          LICENSE       VENDOR NAME             PRODUCT NAME           PRODUCT               PRODUCT     LICENSE
SERIAL      MODEL        SCOPE                                                        COMPONENT             NUMBER      RESTRICTION
NUMBER                                                                                NAME
                                       Corporation                                                                      specific CPU
                         CPU           Platinum Technology     ZARA                                                     3 to 5 Non-
                                                                                                                        specific
                                                                                                                        CPUs
                         CPU           Software Engineering    PDS Fast                                                 Three non-
                                       of America                                                                       specific
                                                                                                                        CPUs
                         CPU           Softworks               VSAM I/O Plus                                            3 Non-
                                                                                                                        specific
                                                                                                                        CPUs
                         CPU           Sterling Commerce       Connect:Mailbox/SPC    SPC Base Option                   One Intel PC
                         CPU           Sterling Commerce       Connect:Tracs          BSC Connections                   One non-
                                                                                                                        specific CPU
                         CPU           Xenos Group Inc.        Console-Master                                           One non-
                                                                                                                        specific CPU
                         MIPS-based    Candle Corporation      DB/Explain
                         License
                         MIPS-based    Candle Corporation      OMEGAVIEW
                         License
                         MIPS-based    Computer Associates     DADS Plus                                                690 MIPS
                         License       International, Inc.
                         MIPS-based    Computer Associates     Endevor/MVS                                              690 MIPS
                         License       International, Inc.
                         MIPS-based    Computer Associates     Endevor/MVS            Endevor MVS                       690 MIPS
                         License       International, Inc.                            Automated
                                                                                      Configuration Manager
                         MIPS-based    Computer Associates     Endevor/MVS            Endevor MVS Extended              690 MIPS
                         License       International, Inc.                            Processor
                         MIPS-based    Computer Associates     Endevor/MVS            Endevor MVS External              690 MIPS
                         License       International, Inc.                            Security Interface
                         MIPS-based    Computer Associates     Endevor/MVS            Endevor MVS Parallel              690 MIPS
                         License       International, Inc.                            Development Manager
                         MIPS-based    Computer Associates     MICS                   MICS Base Set                     690 MIPS
                         License       International, Inc.
                         MIPS-         Computer Associates     MICS                   MICS CICS                         690 MIPS

CPU         CPU MODEL      LICENSE          VENDOR NAME          PRODUCT NAME           PRODUCT             PRODUCT  LICENSE
SERIAL                      SCOPE                                                       COMPONENT  NAME     NUMBER   RESTRICTION
NUMBER
                         based         Associates                                        Analyzer
                         License       International,Inc.
                         MIPS-based    Computer Associates     MICS                      MICS DB2 Analyzer            690 MIPS
                         License       International, Inc.
                         MIPS-based    Computer Associates     MICS                      MICS IMS Analyzer            690 MIPS
                         License       International, Inc.                               with IMS Log Data
                         MIPS-based    Computer Associates     MICS                      MICS MVS Model               690 MIPS
                         License       International, Inc.                               Generator
                         MIPS-based    Computer Associates     MIPS-Based License        Summary Record for           690 MIPS
                         License       International, Inc.     Agreement                 multiple software
                                                                                         products
                         MIPS-based    Computer Associates     Multi-Image Integrity                                  690 MIPS
                         License       International, Inc.
                         MIPS-based    Computer Associates     OPS/MVS                                                690 MIPS
                         License       International, Inc.
                         MIPS-based    Computer Associates     OPS/MVS                   OPS/MVS Multi-System         690 MIPS
                         License       International, Inc.                               Facility
                         MIPS-based    Computer Associates     PMO                                                    690 MIPS
                         License       International, Inc.
                         MIPS-based    Computer Associates     Quick Fetch                                            690 MIPS
                         License       International, Inc.
                         MIPS-based    Computer Associates     TSOMON                    TSOMON with Online           690 MIPS
                         License       International, Inc.                               Facility
                         MIPS-based    Cybermation Inc.        ESP Encore                                             749.9 MIPS
                                                                                                                      Limit
                         License
                         MIPS-based    Cybermation Inc.        ESP Workload Manager                                   749.9 MIPS
                                                                                                                      Limit
                         License
                         Site License  BGS Systems             BEST1/MVS
                         Site License  BGS Systems             Capture/MVS
                         Site License  Boole & Babbage         SG-Auto
                         Site          Candle Corporation      OMEGAMON II               Omegamon                     772 MIPS

CPU         CPU MODEL      LICENSE          VENDOR NAME          PRODUCT NAME           PRODUCT             PRODUCT  LICENSE
SERIAL                      SCOPE                                                       COMPONENT  NAME     NUMBER   RESTRICTION
NUMBER
                         License                                                         II/CICS
                         Site License  Candle Corporation      OMEGAMON II               Omegamon II/IMS              772 MIPS
                         Site License  Candle Corporation      OMEGAMON II               Omegamon II/MVS              772 MIPS
                         Site License  Chicago Interface       FastList
                                       Group
                         Site License  Chicago Interface       Package Utilities
                                       Group
                         Site License  Ciber, Inc.             JMS
                         Site License  Computer Associates     One MVS
                                       International, Inc.
                         Site License  Computer Associates     Optimizer
                                       International, Inc.
                         Site License  Compuware Corporation   Abend-Aid/MVS
                         Site License  Compuware Corporation   File-Aid/Batch
                         Site License  CONSUL Risk             Consul/RACF
                                       Management, Inc
                         Site License  GT Software Inc.        GT/ASSIST                 DOCM/GT
                         Site License  GT Software Inc.        GT/ASSIST                 Tutor/GT
                         Site License  Landmark                The Monitor for
                                                               CICS/MVS
                         Site License  MacKinney Systems       CICS-Spy
                         Site License  MacKinney Systems       Kwik-Key
                         Site License  MacKinney Systems       Show & Tell II
                         Site License  Sterling Software       Vision:Builder
                                       (IMD)
                         Site License  Sterling Software       Vision:Transact
                                       (IMD)
                         Site License  TSI International       Keymaster
                                       Software
    01197  IBM 3725      CPU - Basic   IBM Corporation         Emulation Program                            5735-    Non-tiered
                                                                                                            XXB      CPU
    01197  IBM 3725      FEP - Basic   IBM Corporation         ACF/NCP V4                                   5668-    3725 FEP
                                                                                                            854
    01198  IBM 3725      FEP - DSLO    IBM Corporation         ACF/NCP V4                                   5668-    3725 FEP
                                                                                                            854
    10295  IBM           CPU           H&W Computer            SYSB-II                                               One Group 90

CPU      CPU         LICENSE       VENDOR NAME           PRODUCT NAME                 PRODUCT        PRODUCT        LICENSE
SERIAL   MODEL        SCOPE                                                           COMPONENT      NUMBER         RESTRICTION
NUMBER                                                                                NAME
         9021-962                Systems                                                                           CPU
10295    IBM                     IBM Corporation         ACF/VTAM for V4 MVS/ESA                      5695-117     Group 80 - DSLO
         9021-962
10295    IBM           CPU       IBM Corporation         CICS/ESA V3                                  5685-083     Group 80 - DSLO
         9021-962
10295    IBM           CPU       IBM Corporation         Database 2 Version 4                         5695-DB2     Group 80 - DSLO
         9021-962
10295    IBM           CPU       IBM Corporation         High Level Assembler                         5696-234     Group 80 - DSLO
         9021-962                                        MVS, VM, VSE
10295    IBM           CPU       IBM Corporation         ISPF V4                                      5655-042     Group 80 CPU
         9021-962
10295    IBM           CPU       IBM Corporation         Language Environment                         5688-198     Group 80 - DSLO
         9021-962                                        MVS & VM
10295    IBM           CPU       IBM Corporation         MVS/DFP                                      5665-XA3     Group 80 CPU-DSLO
         9021-962
10295    IBM           CPU       IBM Corporation         MVS/ESA SP-JES3 V5                           5655-069     Group 80 - DSLO
         9021-962
10295    IBM           CPU       IBM Corporation         OS PL/I Library                              5668-911     Group 80 -DSLO
         9021-962
10295    IBM           CPU       IBM Corporation         RACF Version 2 MVS                           5695-039     Group 80 - DSLO
         9021-962
10295    IBM           CPU       IBM Corporation         Report                                       5665-310     Non-tiered CPU
         9021-962                                        Management/Distribution
10295    IBM           CPU       IBM Corporation         System  TCP/IP for MVS     Feature 3689      5655-HAL     Group 80 - DSLO
         9021-962                                                                   - Base Product
10295    IBM           CPU       IBM Corporation         TCP/IP for MVS             Feature 3889      5655-HAL     Group 80 - DSLO
         9021-962                                                                   - CICS - Base
10295    IBM           CPU       IBM Corporation         TSO/E V2                   Product           5685-025     Group 80 - DSLO
         9021-962
10295    IBM           CPU       Information             EDA/SQL                    Full Function
         9021-962                Builders, Inc.                                     Server
10295    IBM           CPU       Information             EDA/SQL                    LU 2 Remote Access
         9021-962                Builders, Inc.                                     Protocol
10295    IBM           CPU       Information             EDA/SQL                    R/W Driver DB2
         9021-962                Builders, Inc.
10295    IBM           CPU       Information             EDA/SQL                    Read Driver
         9021-962                Builders, Inc.                                     VSAM...FOCUS
10295    IBM           CPU       Information             EDA/SQL                    Smartmode Query
         9021-962                Builders, Inc.                                     Governor
                       CPU

CPU      CPU          LICENSE        VENDOR NAME              PRODUCT NAME              PRODUCT           PRODUCT   LICENSE
SERIAL   MODEL        SCOPE                                                             COMPONENT         NUMBER    RESTRICTION
NUMBER                                                                                  NAME
10295    IBM           CPU           SAS Institute Inc.       SAS                       Base SAS
         9021-962
10295    IBM           CPU           Syncsort Incorporated    SyncSort/OS                                           One Non-Specific
         9021-962                                                                                                   CPU
10295    IBM           CPU           Syncsort Incorporated    PROC SyncSort
         9021-962
10295    IBM           CPU - DSLO    IBM Corporation          DFDSS                                       5665-327  Non-tiered CPU
         9021-962
10295    IBM           CPU - DSLO    IBM Corporation          DFHSM                                       5665-329  Non-tiered CPU
         9021-962
10295    IBM           Designated    BMC Software, Inc.       AR/CTL for IMS                                        Tier Group 90
         9021-962      CPU
10295    IBM           Designated    BMC Software, Inc.       Data Packer/IMS                                       Tier Group 90
         9021-962      CPU
10295    IBM           Designated    BMC Software, Inc.       Delta IMS Virtual                                     Tier Group 90
         9021-962      CPU                                    Terminal
10295    IBM           Designated    BMC Software, Inc.       Image Copy Plus                                       Tier Group 90
         9021-962      CPU
10295    IBM           Designated    BMC Software, Inc.       Mastermind for DB2        Alter                       Tier Group 90
         9021-962      CPU
10295    IBM           Designated    BMC Software, Inc.       Mastermind for DB2        Catalog Manager             Tier Group 90
         9021-962      CPU
10295    IBM           Designated    BMC Software, Inc.       Mastermind for DB2        DASD Manager                Tier Group 90
         9021-962      CPU
10295    IBM           Designated    BMC Software, Inc.       Pointer Checker                                       Tier Group 90
         9021-962      CPU                                    Plus/IMS
10295    IBM           Designated    BMC Software, Inc.       Reorg Plus for DB2                                    Tier Group 90
         9021-962      CPU
10295    IBM           Designated    BMC Software, Inc.       SUPEROPTIMIZER/CICS                                   Tier Group 90
         9021-962      CPU
10295    IBM           Designated    IBM Corporation          IMS/ESA Version 5         Features 0141     5695-176  Group 80 DSLO
         9021-962      CPU                                                              & 0163
10295    IBM           Designated    IBM Corporation          Library Only                                5668-940  Group 80  BASIC
         9021-962      CPU
10295    IBM           Designated    IBM Corporation          Resource MSMT Facility                      5655-084  Group 80 DSLO
         9021-962      CPU                                    V5
10295    IBM           Designated    Information Builders,    FOCUS                     Data Management
         9021-962      CPU           Inc.
10295    IBM           Designated    Information Builders,    FOCUS                     DB2 R/W Interface
         9021-962      CPU           Inc.
10295    IBM           Designated    Information Builders,    FOCUS                     Extended Matrix
         9021-962      CPU           Inc.                                               Reporting
10295    IBM           Designated    Information Builders,    FOCUS                     FOCNET Server Kernel
         9021-962      CPU           Inc.
10295    IBM           Designated    Information Builders,    FOCUS                     FOCUS DBMS Server
         9021-962      CPU           Inc.

    CPU    CPU           LICENSE       VENDOR NAME             PRODUCT NAME              PRODUCT             PRODUCT
    SERIAL MODEL         SCOPE                                                           COMPONENT           NUMBER
    NUMBER                                                                               NAME
    10295  IBM 9021-962  Designated    Information Builders,   FOCUS                     LU 2 Remote Access
                         CPU           Inc.                                              FOC
    10295  IBM 9021-962  Designated    Information Builders,   FOCUS                     Multiple Session
                         CPU           Inc.                                              Option
    10295  IBM 9021-962  Designated    Information Builders,   FOCUS                     Report Generator
                         CPU           Inc.
    10295  IBM 9021-962  Designated    Information Builders,   FOCUS                     Smartmode for FOCUS
                         CPU           Inc.
    10295  IBM 9021-962  Designated    Sterling Software       Solve:Central
                         CPU           (OMD)
    10295  IBM 9021-962  Designated    Sterling Software       Solve:Netmaster
                         CPU           (OMD)
    10295  IBM 9021-962  Designated    Storage Technology      HSC
                         CPU           Corporation
    10295  IBM 9021-962  Model         Compuware Corporation   Abend-Aid DB2
    10295  IBM 9021-962  Model         Compuware Corporation   Abend-Aid IMS
    10295  IBM 9021-962  Model         Compuware Corporation   CICS Abend-Aid/FX
    11714  IBM 9021-962                SAS Institute Inc.      SAS                       Base SAS
    11714  IBM 9021-962                SAS Institute Inc.      SAS                       SAS/Access IMS-DL/I
    11714  IBM 9021-962                SAS Institute Inc.      SAS                       SAS/CALC
    11714  IBM 9021-962                SAS Institute Inc.      SAS                       SAS/ETS
    11714  IBM 9021-962                SAS Institute Inc.      SAS                       SAS/ETS
    11714  IBM 9021-962                SAS Institute Inc.      SAS                       SAS/FSP
    11714  IBM 9021-962                SAS Institute Inc.      SAS                       SAS/IML
    11714  IBM 9021-962                SAS Institute Inc.      SAS                       SAS/IML
    11714  IBM 9021-962                SAS Institute Inc.      SAS                       SAS/STAT
    11714  IBM 9021-962                SAS Institute Inc.      SAS                       SAS/STAT
    11714  IBM 9021-962  CPU           Computer Associates     Easytrieve Plus
                                       International, Inc.
    11714  IBM 9021-962  Model         Compuware Corporation   Abend-Aid DB2
    11714  IBM 9021-962  Model         Compuware Corporation   Abend-Aid IMS

    CPU                LICENSE
    SERIAL             REGISTRATION
    NUMBER
    10295

    10295

    10295

    10295

    10295

    10295

    10295

    10295              Specific CPU
    10295              Specific CPU
    10295              Specific CPU
    11714
    11714
    11714
    11714
    11714
    11714
    11714
    11714
    11714
    11714
    11714              Specific CPU,
                       replaceable
    11714              Specific CPU
    11714              Specific CPU

    CPU    CPU           LICENSE       VENDOR NAME             PRODUCT NAME              PRODUCT             PRODUCT
    SERIAL MODEL         SCOPE                                                           COMPONENT           NUMBER
    NUMBER                                                                               NAME
    11714  IBM 9021-962  Model         Compuware Corporation   CICS Abend-Aid/FX
    11714  IBM 9021-962  Model         Compuware Corporation   File-Aid DB2
    11714  IBM 9021-962  Model         Compuware Corporation   File-Aid/IMS (ISPF)
    11714  IBM 9021-962  Model         Compuware Corporation   File-AID/RDX
    11714  IBM 9021-962  Model         Compuware Corporation   File-Aid/SPF/XE
    11714  IBM 9021-962  Model         Compuware Corporation   XPEDITER/Xchange
    11741  IBM 9021-962  CPU           Syncsort Incorporated   SyncSort/OS

    11741  IBM 9021-962  CPU           Syncsort Incorporated   PROC SyncSort
    11741  IBM 9021-962  CPU           Allen Systems Group     ASG-JCLPREP
    11741  IBM 9021-962  CPU           IBM Corporation         3270-PC File Transfer                         5665-311
                                                               Program
    11741  IBM 9021-962  CPU           IBM Corporation         ACF/SSP                                       5655-041
    11741  IBM 9021-962  CPU           IBM Corporation         ACF/SSP Version 3 for                         5665-338
                                                               MVS
    11741  IBM 9021-962  CPU           IBM Corporation         ACF/VTAM for V4 MVS/ESA                       5695-117
    11741  IBM 9021-962  CPU           IBM Corporation         BookManager Read/MVS                          5695-046
    11741  IBM 9021-962  CPU           IBM Corporation         C/370 Library V2                              5688-188
    11741  IBM 9021-962  CPU           IBM Corporation         CICS FOR MVS/ESA                              5655-018
    11741  IBM 9021-962  CPU           IBM Corporation         CICS/ESA V3                                   5685-083
    11741  IBM 9021-962  CPU           IBM Corporation         COBOL and CICS/VS                             5785-ABJ
                                                               Command Level Conv Aid
    11741  IBM 9021-962  CPU           IBM Corporation         Database 2 Version 4                          5695-DB2
    11741  IBM 9021-962  CPU           IBM Corporation         DFSMS/MVS V1                                  5695-DF1
    11741  IBM 9021-962  CPU           IBM Corporation         Document Composition                          5748-XX9
                                                               Facility
    11741  IBM 9021-962  CPU           IBM Corporation         DSX Version 3                                 5668-915

    CPU              LICENSE
    SERIAL           REGISTRATION
    NUMBER
    11714            Specific CPU
    11714            Specific CPU
    11714            Specific CPU
    11714            Specific CPU
    11714            Specific CPU
    11714            Specific CPU
    11741            One Non-Specific
                     CPU
    11741
    11741            One Group 80 CPU
    11741

    11741            Group 80 - Basic
    11741            Group 80 - Basic

    11741            Group 80 - DSLO
    11741            Group 80 - Basic
    11741            Group 80 - Basic
    11741            Group 80 Basic
    11741            Group 80 - BASIC
    11741            Non-tiered CPU

    11741            Group 80 - Basic
    11741            Group 80 - Basic
    11741            Non-tiered CPU

    11741            Group 80 - Basic

    CPU    CPU           LICENSE       VENDOR NAME        PRODUCT NAME              PRODUCT             PRODUCT
    SERIAL MODEL         SCOPE                                                      COMPONENT           NUMBER
    NUMBER                                                                          NAME
    11741  IBM 9021-962  CPU           IBM Corporation    GDDM/MVS                                      5665-356
    11741  IBM 9021-962  CPU           IBM Corporation    High Level Assem MVS,                         5696-234
                                                          VM, VSE
    11741  IBM 9021-962  CPU           IBM Corporation    Host Command                                  5668-985
                                                          Facility/Version 2
    11741  IBM 9021-962  CPU           IBM Corporation    IBM COBOL for MVS and                         5688-197
                                                          VM
    11741  IBM 9021-962  CPU           IBM Corporation    IBM                                           5664-322
                                                          Information/Management
                                                          V3 (INFOMAN)
    11741  IBM 9021-962  CPU           IBM Corporation    IMS/ESA BTS V2                                5655-A14
    11741  IBM 9021-962  CPU           IBM Corporation    IMS/ESA MRQ                                   5655-038
    11741  IBM 9021-962  CPU           IBM Corporation    IMS/ESA Version 5         Features 0009       5695-176
    11741  IBM 9021-962  CPU           IBM Corporation    ISPF V4                     & 0031            5655-042
    11741  IBM 9021-962  CPU           IBM Corporation    Language Environment                          5688-198
                                                          MVS & VM
    11741  IBM 9021-962  CPU           IBM Corporation    MVS/DFP                                       5665-XA3
    11741  IBM 9021-962  CPU           IBM Corporation    MVS/ESA SP-JES3 V5                            5655-069
    11741  IBM 9021-962  CPU           IBM Corporation    Print Services                                5695-040
                                                          Facility/MVS V2
    11741  IBM 9021-962  CPU           IBM Corporation    RACF Version 2 MVS                            5695-039
    11741  IBM 9021-962  CPU           IBM Corporation    Report                                        5665-310
                                                          Management/Distribution
                                                          System
    11741  IBM 9021-962  CPU           IBM Corporation    SMP/E for                                     5668-949
                                                          OS/VS2(MVS)&OS/VS1
    11741  IBM 9021-962  CPU           IBM Corporation    TSO/E V2                                      5685-025
    11741  IBM 9021-962  CPU           IBM Corporation    VS COBOL II               Compiler/Lib/Debug  5668-958
    11741  IBM 9021-962  CPU - Basic   IBM Corporation    Batch Terminal              V1                5668-948
                                                          Simulator
    11741  IBM 9021-962  CPU - Basic   IBM Corporation    OGL/370 V1                                    5688-191
    11741  IBM 9021-962  CPU - Basic   IBM Corporation    Page Print Format                             5688-190
                                                          Aid/370 V1

    CPU
    SERIAL  LICENSE
    NUMBER  RESTRICTION
    11741   Group 80 - Basic
    11741   Group 80 - DSLO

    11741   Group 80 - Basic

    11741   Group 80 - Basic

    11741   Group 80 CPU


    11741   Group 80 - DSLO
    11741   Group 80 - BASIC
    11741   Group 80 - Basic
    11741   Group 80 CPU
    11741   Group 80 - DSLO

    11741   Group 80 CPU-DSLO
    11741   Group 80 - DSLO
    11741   Tier 1, 2, 3, 4,
               5, 6
    11741   Group 80 - DSLO
    11741   Non-tiered CPU

    11741   Group 80 - Basic

    11741   Group 80 - DSLO
    11741   Group 80 - Basic
    11741   Non-tiered CPU

    11741   Non-tiered CPU
    11741   Non-tiered CPU


    CPU    CPU           LICENSE       VENDOR NAME             PRODUCT NAME         PRODUCT      PRODUCT         LICENSE
    SERIAL MODEL         SCOPE                                                      COMPONENT    NUMBER          RESTRICTION
    NUMBER                                                                          NAME
    11741  IBM 9021-962  CPU -         IBM Corporation         S/370-IBM 4300                    5735-           Non-tiered
                         Basic                                 Host Prep                         XR3             CPU
    11741  IBM 9021-962  CPU -         IBM Corporation         SDF II MVS V1                     5665-           Non-tiered
                         Basic                                                                   366             CPU
    11741  IBM 9021-962  DSLO          IBM Corporation         DFDSS                             5665-           Non-tiered
                         CPU -                                                                   327             CPU
    11741  IBM 9021-962  DSLO          IBM Corporation         DFHSM                             5665-           Non-tiered
                         CPU -                                                                   329             CPU
    11741  IBM 9021-962  Designated    BMC Software, Inc.      AR/CTL for IMS                                    Tier Group 90
                         CPU
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Data Packer/IMS                                   Tier Group 90
                         CPU
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Delta IMS Virtual                                 Tier Group 90
                         CPU                                   Terminal
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Image Copy                                        Tier Group 90
                         CPU                                   Plus/IMS
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Load Plus/IMS                                     Tier Group 90
                         CPU
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Mastermind for       Alter                        Tier Group 90
                         CPU                                   DB2
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Mastermind for       Catalog                      Tier Group 90
                         CPU                                   DB2                  Manager
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Mastermind for       DASD                         Tier Group 90
                         CPU                                   DB2                  Manager
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Pointer Checker                                   Tier Group 90
                         CPU                                   Plus/IMS
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Prefix Resolution                                 Tier Group 90
                         CPU                                   Plus
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Reorg Plus for                                    Tier Group 90
                         CPU                                   DB2
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Secondary Index                                   Tier Group 90
                         CPU                                   Utility
    11741  IBM 9021-962  Designated    BMC Software, Inc.      SUPEROPTIMIZER                                    Tier Group 90
                         CPU                                   /CICS
    11741  IBM 9021-962  Designated    BMC Software, Inc.      Unload Plus                                        Tier Group 90
                         CPU
    11741  IBM 9021-962  Designated    Dynasoft Corp.          Dynaplan
                         CPU
    11741  IBM 9021-962  Designated    Information Builders,   FOCUS                Data
                         CPU           Inc.                                         Management
    11741  IBM 9021-962  Designated    Information Builders,   FOCUS                DB2 R/W
                         CPU           Inc.                                         Interface
    11741  IBM 9021-962  Designated    Information Builders,   FOCUS                Extended
                         CPU           Inc.                                         Matrix
                                                                                    Reporting
    11741  IBM 9021-962  Designated    Information Builders,   FOCUS                FOCNET
                         CPU           Inc.                                         Server Kernel
    11741  IBM 9021-962  Designated    Information Builders,   FOCUS                FOCUS


    CPU    CPU           LICENSE       VENDOR NAME             PRODUCT NAME         PRODUCT      PRODUCT         LICENSE
    SERIAL MODEL         SCOPE                                                      COMPONENT    NUMBER          RESTRICTION
    NUMBER                                                                          NAME
           9021-962      d CPU         Builders, Inc.                               DBMS Server
    11741  IBM 9021-962  Designated    Information Builders,   FOCUS                LU 2 Remote
                         d CPU         Inc.                                         Access FOC
    11741  IBM 9021-962  Designated    Information Builders,   FOCUS                Multiple
                         d CPU         Inc.                                         Option
                                                                                    Session
    11741  IBM 9021-962  Designated    Information Builders,   FOCUS                Report
                         d CPU         Inc.                                         Generator
    11741  IBM 9021-962  Designated    Information Builders,   FOCUS                Smartmode
                         d CPU         Inc.                                         for FOCUS
    11741  IBM 9021-962  Designated    Siemens Nixdorf         NMS                  Maintenance  RPQ951
                         d CPU         Information                                  (FT,DH,RO)   7(18,19)M
                                       Systems                                      UP 3
    11741  IBM 9021-962  Designated    Sterling Software       Solve:Central
                         d CPU         (OMD)
    11741  IBM 9021-962  Designated    Sterling Software       Solve:Netmaster
                         d CPU         (OMD)
    11741  IBM 9021-962  Designated    Storage Technology      HSC
                         d CPU         Corporation
    11741  IBM 9021-962  Designated    Tone Software           OMC-Flash            Flasher-JES3
                         d CPU         Corporation
    11741  IBM 9021-962  CPU           IBM Corporation         IBM C/C++ for                     5655-           Group 80
                                                               MVS/ESA V3                        121             CPU
    11741  IBM 9021-962  CPU           IBM Corporation         OS PL/I Compiler                  5668-           Group 80 -
                                                               & Library                         910             Basic
    40325  IBM           Designated    Levi, Ray & Shoup       VMCF/VTAM
           3090-600J     d CPU
    40325  IBM           Designated    Levi, Ray & Shoup       VPS/TCPIP
           3090-600J     d CPU
    40325  IBM           Designated    Levi, Ray & Shoup       VPS/VTAM
           3090-600J     d CPU
    40325  IBM           Designated    SAS Institute Inc.      SAS                  Base SAS
           3090-600J     d CPU
    40325  IBM           Designated    SAS Institute Inc.      SAS                  SAS/CALC
           3090-600J     d CPU
    40325  IBM           Designated    SAS Institute Inc.      SAS                  SAS/ETS
           3090-600J     d CPU
    40325  IBM           Designated    SAS Institute Inc.      SAS                  SAS/FSP
           3090-600J     d CPU
    40325  IBM           Designated    SAS Institute Inc.      SAS                  SAS/IML

CPU      CPU         LICENSE         VENDOR NAME             PRODUCT NAME        PRODUCT          PRODUCT        LICENSE
SERIAL   MODEL       SCOPE                                                       COMPONENT        NUMBER         RESTRICTION
NUMBER                                                                           NAME
40325    IBM         d CPU
         3090-
         600J
40325    IBM         Designate       SAS Institute Inc.      SAS                 SAS/STAT
         3090-       d CPU
         600J
40325    IBM         Designate       Sterling Commerce       Connect:Direct      Shared DASD
         3090-       d CPU                                   for MVS             Facility
         600J
40325    IBM         Designate       Sterling Commerce       Connect:Direct      SNA
         3090-       d CPU                                   for MVS             Connections
         600J
40325    IBM         Designate       Syncsort Incorporated   PROC SyncSort
         3090-       d CPU
         600J
40325    IBM         Designate       Tone Software           OMC-Flash          Flasher-JES3
         3090-       d CPU           Corporation
         600J
40325    IBM         CPU             IBM Corporation         ACF/VTAM for                         5695-117       Group 60 - Basic
         3090-                                               V4 MVS/ESA
         600J
40325    IBM         CPU             IBM Corporation         High Level                           5696-234       Group 60 - Basic
         3090-                                               Assembler
         600J                                                MVS, VM, VSE
40325    IBM         CPU             IBM Corporation         ISPF V4                              5655-042       Group 60 CPU
         3090-
         600J
40325    IBM         CPU             IBM Corporation         Language                             5688-198       Group 60 - Basic
         3090-                                               Environment
         600J                                                MVS & VM
40325    IBM         CPU             IBM Corporation         MVS/DFP                              5665-XA3       Group 60 CPU
         3090-
         600J
40325    IBM         CPU             IBM Corporation         MVS/ESA SP-                          5655-069       GROUP 60 BASIC
         3090-                                               JES3 V5
         600J
40325    IBM         CPU             IBM Corporation         OS PL/I Library                      5668-911       Group 60-BASIC
         3090-
         600J
40325    IBM         CPU             IBM Corporation         RACF Version 2                       5695-039       Group 60 - Basic
         3090-                                               MVS
         600J
40325    IBM         CPU             IBM Corporation         Resource                             5655-084       Group 60 - Basic
         3090-                                               Management
         600J                                                Facility V5
40325    IBM         CPU             IBM Corporation         TCP/IP for MVS      Feature          5655-HAL       Group 60 - Basic
         3090-                                                                   3633 - Base
         600J                                                                    Product
40325    IBM         CPU             IBM Corporation         TCP/IP for MVS      Feature          5655-HAL       Group 60 - Basic

CPU      CPU         License         VENDOR NAME             PRODUCT NAME        PRODUCT          PRODUCT        LICENSE
Serial   Model       Scope                                                       COMPONENT        NUMBER         RESTRICTION
Number                                                                           NAME
         3090-                                                                   3833 - CICS      HAL            BASIC
         600J
40325    IBM         CPU             IBM Corporation         TSO/E V2                             5685-025       Group 60 - Basic
         3090-
         600J
40325    IBM         CPU             Sterling Commerce       Connect:Mailbox /   Interconnect                    Specific CPU
         3090-                                               MVS                 Option
         600J
40325    IBM         CPU             Sterling Commerce       Connect:Mailbox /   Mailbox                         Tiered, specific
         3090-                                               MVS                 MVS                             CPU
         600J
40325    IBM         CPU             Sterling Software       Sams:Disk
         3090-                       (SMD)
         600J
40325    IBM         CPU             Syncsort                SyncSort/OS                                         One Non-Specific
         3090-                       Incorporated                                                                CPU
         600J
40325    IBM         CPU -           IBM Corporation         DFDSS                                5665-327       Non-tiered
         3090-       Basic                                                                                       CPU
         600J
40325    IBM         CPU -           IBM Corporation         DFHSM                                5665-329       Non-tiered
         3090-       Basic                                                                                       CPU
         600J
40325    IBM         Designate       BMC Software, Inc.      SUPEROPTIMIZER                                      Tier Group 60
         3090-       d CPU                                   /CICS
         600J
40325    IBM         Designate       Sterling Commerce       Connect:Mailbox/
         3090-       d CPU                                   MVS
         600J
40325    IBM         Designate       Sterling Software       Solve:Central
         3090-       d CPU           (OMD)
         600J
40325    IBM         Designate       Sterling Software       Solve:Netmaster
         3090-       d CPU           (OMD)
         600J
40325    IBM         Designate       Storage                 ExLM
         3090-       d CPU           Technology
         600J                        Corporation
40325    IBM         Designate       Storage                 ExPR
         3090-       d CPU           Technology
         600J                        Corporation
40325    IBM         Designate       Storage                 HSC
         3090-       d CPU           Technology
         600J                        Corporation
40325    IBM         Model           Compuware               Abend-Aid DB2                                       Specific CPU
         3090-                       Corporation
         600J
40325    IBM         Model           Compuware               File-Aid DB2                                        Specific CPU

CPU      CPU         License         VENDOR NAME             PRODUCT NAME        PRODUCT        PRODUCT          LICENSE
Serial   Model       Scope                                                       COMPONENT      NUMBER           RESTRICTION
Number                                                                           NAME
         3090-                       Corporation
         600J
40325    IBM         Model           Compuware               File-AID/RDX                                        Specific CPU
         3090-                       Corporation
         600J
40325    IBM         Model           Compuware               File-Aid/SPF/XE                                     Specific CPU
         3090-                       Corporation
         600J
40325    IBM         Non             IBM Corporation         Library Only                       5668-940         DSLO
         3090-       specific
         600J        CPU
41209    IBM 3745    CPU             IBM Corporation         ACF/NCP V7                         5648-063         Tier 1, 2, 2.5,
                                                                                                                 3, 4
E7289    IBM 3174    CPU             IBM Corporation         IBM Extended                       5648-A17         Non-tiered CPU
                                                             Facilities Product

                                   EXHIBIT H

                                 WARDS SOFTWARE

APPLICATIONS
*CB - CREDIT/GE INTERFACE(JOBS *CB48 ONLY)
*GF - RETAIL DISTRIBUTION SYS(RDS)
*GN - WARDEX TRANSPORTATION CHARGES
*GS - SMALL TKT OP-REMNANTS(JOBS *GS12,*GS50,*GL50)
*GV - FORMAT NEW LABELS(JOBS *GV72,*GV74,*GV79)
*GV - NEW FAST FLOW(JOBS UGV06P00 THRU UGV15P00)
*GV - PROCESS SCANNED LABELS(REMAINING *GV JOBS)
*MC - MICS DATA BASE
*RG - INVENORY PROCESSING
*RK - BTDC OP ALLOCATION(JOBS *RK74 THRU *RK94)
*RK - BTDC OP DBSS EXTRACT(JOBS URK61,*RC05,*RK11)
*RK - BTDC OP TICKETS(JOBS *RK39 THRU *RK89)
*RK - NEXT DAY HOME DELIVERY(JOBS *RK87, 88)
BHY - PLAN VS ACTUAL(PVA)
CGF - RETAIL DISTRIBUTION SYSTEM(RDS)
CHY - PLAN VS ACTUAL(PVA)
COP - PEOPLE
COX - PEOPLE
COY - PEOPLE
ESP - SCHEDULER ADMINISTRATION JOBS
KHY - PLAN VS ACTUAL(PVA)
LDD - LECHMERE PRODUCT SERVICE(PS3)
LHY - DECISION SUPPORT(JOB LHYE0P07)
OHY - PLAN VS ACTUAL(PVA)
UBF - CATALOG MDSE
UBM - CATALOG MDSE
UBN - RECEIPTS
UBP - CATALOG MDSE
UBT - CATALOG MDSE
UBU - CATALOG MDSE
UBX - CATALOG MDSE
UBY - CATALOG MDSE
UDA - PRODUCT SERVICE
UDA - PRODUCT SERVICE DSX(JOBS UDA01 & UDA50)
UDC - PRODUCT TRACKING
UDD - PRODUCT SERVICE(PS3)
UDM - NATIONAL PARTS
UDR - PRODUCT SERVICE(PS3)
UDT - EXCESS STOCKED PARTS(ESP)

UDX - MODEL INDEX
UDY - PARTS BY PHONE
UEA - SALES AUDIT
UEC - NAME/ADDR LOOKUP(JOBS UEC38,41-43,39PXX ONLY)
UEC - THIRD PARTY PAYMENT(TPPS)
UEE - FLASH SALES
UEE - FOCUS(JOB UEE02P01 ONLY)
UEH - SALES & CASH
UEK - NON RECEIPT REFUND(TANDEM)
UEL - CHECK AUTHORIZATION(TANDEM)
UEP - CELLULAR PHONE
UER - SALES AUDIT
UES - CENTRALIZED PAYROLL MGMT SYSTEM(CPMS)
UEV - AMERICAN GENERAL FINANCE(AGF)
UEX - DECISION SUPPORT(JOBS UEX01-UEX04)
UGE - RETAIL DISTRIBUTION SYSTEM(RDS)
UGF - NEW
UGG - VENDOR COMPLIANCE
UGN - ORDER ROUTING
UGV - FAST FLOW
UGY - ORDER TRACKING
UHA - POM(JOBS UHA50 - UHA60 ONLY)
UHA - VENDOR PURCHASE ORDERS(VPO)
UHB - MIAS
UHB - MIAS(JOBS UHB17 & UHB49 ONLY)
UHB - MIAS(JOBS UHB82P01, 05, 09, 20 ONLY)
UHC - MIAS(IRIS INTERFACE)
UHF - MIAS
UHJ - PRICE MANAGEMENT FACT SHEETS
UHK - MPCS(EXCEPT JOBS WITH UHKAW)
UHK - PROMO PLAN SUMMARY(UHKAW)
UHM - RETIREMENT/BENEFITS
UHN - VCB AUTHORIZATION
UHP - MAP
UHR - FIXED ASSETS(FA)
UHS - CENTRAL INVOICE MATCH SYSTEM(CIMS)
UHT - CORPORATE TAX(JOB UHT80P00 ONLY)
UHT - SALES TAX TABLE
UHU - MPCS
UHV - PROCUREMENT MANAGEMENT SYSTEM(PMS)
UHW - STOCK LEDGER
UHW - STOCK LEDGER (ALL UHW5XXXX JOBS ONLY)
UHX - ROBS
UHY - DECISION SUPPORT(JOBS UHYE0P04-P07)

UHY - MPCS(JOBS UHYA-UHYD)
UHY - MPCS(JOBS UHYH-UHYK)
UHY - MPCS(JOBS UHYN-UHYZ)
UHY - MPCS(JOBS UHY1-UHY9)
UHY - PLAN VS ACTUAL(PVA) (JOBS UHYE-UHYG)
UHY - RATE OF SALE(ROS) (JOBS UHYL-UHYM)
UH1 - COBRA/CO-OP ADVERTISING
UH2 - NAPA/VCB CONTROL NUMBER(JOB UH219 ONLY)
UH2 - VCB - RGA
UH2 - VCB RETURNS
UH4 - VENDOR REPORT CARD
UH7 - MERCHANDISE RETURN/TRANSFER SYS (MROTS)
UIC - IRIS BATCH
UIP - CUSTOMER SATIFACTION
UIS - AUTO EXPRESS
UJA - PREFERRED CUST HANDLING
UJB - CAPP/RMP
UJC - MIPS
UJD - FACTORY ORDERS
UJE - DBSS (UJE03 JOBS ONLY)
UJE - DBSS SUPPORT SYSTEMS
UJE - FACT TAG(PRGMS  BEGIN WITH UJE05A50 AND UP)
UJE - GENCO(JOBS BEGINNING WITH UJE29)
UJF - FASHION PURCH ORD(FPO) (EXCEPT UJF87 & UJF88)
UJF - FASHION REPORTING(JOBS UJF87 & UJF88 ONLY)
UJG - E3 SYSTEM (UJG53 JOBS)
UJG - SMS
UJH - MARI
UH7 - MERCHANDISE RETURN/TRANSFER SYS (MROTS)
UIC - IRIS BATCH
UIP - CUSTOMER SATIFACTION
UIS - AUTO EXPRESS
UJA - PREFERRED CUST HANDLING
UJB - CAPP/RMP
UJC - MIPS
UJD - FACTORY ORDERS
UJE - DBSS (UJE03 JOBS ONLY)
UJE - DBSS SUPPORT SYSTEMS
UJE - FACT TAG(PRGMS  BEGIN WITH UJE05A50 AND UP)
UJE - GENCO(JOBS BEGINNING WITH UJE29)
UJF - FASHION PURCH ORD(FPO) (EXCEPT UJF87 & UJF88)
UJF - FASHION REPORTING(JOBS UJF87 & UJF88 ONLY)
UJG - E3 SYSTEM (UJG53 JOBS)
UJG - SMS

UJH - MARI
UJH - SKU EXPLOSION(JOBS UJH22-UJH24 ONLY)
UJH - SMS AND POM SPLITTER(JOB UJH42)
UJI - SMS
UJJ - BIG TICKET MGMT SYS(BTMS) (JOBS UJJ01-UJJ69)
UJJ - PROMO SYSTEMS(JOBS UJJ70-UJJ99 & UJJ87P16)
UJK - BOIS(JOBS UJK40)
UJK - SMS
UJL - ARTHUR
UJL - ARTHUR DOWNLOAD(JOBS UJL(B,D,Z)BR15, UHYZBR14)
UJO - SMS
UJP - FAST FLOW(FASHIONS)
UJQ - SMS
UJR - SMS (ALL UJR JOBS)
UJT - DATA WAREHOUSE (AIX)
UJT - DATA WAREHOUSE (MVS)
UJV - EDI
UJW - EDI
UJX - SMS
UJY - PRICE MANAGEMENT PRICE CHANGE(PCS)
UJZ - MERCHANDISING XREF
UKA - CONSUMER AFFAIRS
ULF - EDI
UND - AIMS
UOR - PEOPLE AD-HOC
UOS - PEOPLE MONTHEND
UOT - TIMECARD AND MANAGEMENT PAYROLL
UOW - COMMISSIONS
UOX - PEOPLE
UOY - PEOPLE TABLE MAINTENANCE
URM - NEW DISTRO SYS(JOBS NOT DEFINED AS SMALL TKT)
URM - NEW SMALL TKT(JOBS ORY8A THRU URM45 AND UGV39)
URY - NEW DISTRIBUTION SYSTEM
USA - BIG TICKET SALES HISTORY
USM - ELECTRONIC MAIL(EMAIL)
UZA - ENDEVOR BACKUPS

                                   EXHIBIT I

                               SUPPLIER SOFTWARE


NONE

                                   EXHIBIT J
                                   ---------

                       TERMINATION/EXPIRATION ASSISTANCE
                       ---------------------------------

1.   GENERAL

     a. Upon termination of the Agreement and regardless of the reason for termination, Supplier will provide such information and reasonable assistance as Wards reasonably requests to facilitate the smooth transition of the Services being performed by Supplier or its agents to Wards or its designee (collectively "Successor"). In the event this Service Agreement is terminated by Supplier for cause, Supplier's pre-migration transition assistance obligations will be provided at the hourly rate set forth in Schedule E to the Master Agreement, payable in advance.

     b. Supplier shall cooperate fully with and provide reasonable and necessary input to Successor in the Successor's development of a plan for the transition of all requested and appropriate operations from Supplier, which plan will include performance of the Services described in Sections 2 through 4 below, and such other, similar services as Wards may reasonably require. Upon request for such assistance, Supplier shall respond as promptly as possible, but in any event within fifteen (15) days of the request, with a description of the assistance to be provided by Supplier in connection with the transition.

     c. Supplier's assistance in the development of the transition plan shall include but not be limited to consulting services in the areas of defining system software configurations and requirements, transferring or otherwise transitioning systems software licenses and other third party contracts, and other general assistance to the Successor to facilitate the transition of the Services to Successor. Such consulting support shall include, at a minimum, the detailed specification of Wards' hardware, software, and telecommunications configurations and capacity requirements existing at the time of termination and any future plans or requirements known at the time of termination.

     d. To the extent allowable, Supplier shall provide to Successor copies of software currently licensed and data (collectively "Backups") as described in
Section 2 through 4 below. All such Backups shall be in machine readable form, either tape copies or direct electronic transmissions to Successor as reasonably requested by Successor. All Backups of data shall be in a reasonable format mutually agreed to and may be in an "unloaded, flat file" form or as an "image copy" that preserves the existing data base or other file structures. In addition, Supplier shall provide Wards, upon request, all most current tapes containing Wards data or software.

     Copies of documentation and the other types of control files or systems management information described in Sections 2 through 4 below shall be in hard copy form and, if available, in machine readable form.

     e. Supplier shall provide to Successor reasonable access to Equipment, Software, personnel, third parties and other resources, and shall provide reasonable use of Equipment and Software then being used by Supplier to provide the Services to Wards. With regard to Software transferred to the Successor to the extent Supplier has the necessary rights, Supplier will provide available program documentation to the Successor. Supplier's obligations under this Paragraph (e) are subject to any prohibitions or restrictions on the use or disclosure of Third Party Software contained in applicable license agreements. Supplier shall provide Successor with complete and accurate copies of all leases, licenses and other documents pertinent to the resources described herein.

     f. Supplier shall provide the Successor with such Wards specific information and procedures as is then available regarding the Services as is reasonably prudent or necessary in order for the Successor to assume responsibility for the performance of the Services in an orderly manner and will make reasonable efforts to minimize, as much as possible, disruption in the operations of Wards.

     g. Prior to providing termination/expiration assistance, Supplier will have the right to require and receive from the Successor (if the Successor is not Wards) written assurances reasonably acceptable to Supplier that the Successor will maintain the confidentiality of Supplier's Confidential Information disclosed or provided to the Successor in the course of receiving the termination/expiration assistance.

2.   PRE-MIGRATION SERVICES

     Supplier's functions shall include the following pre-migration services:

     a. Provide to the Successor copies of documentation used by Supplier in performing the Services.

     b. Provide to the Successor copies of other information then available regarding the Services that may be required to implement the transition plan, including but not limited to the following:

         i.   a list of all libraries required to provide the Services to Wards;

         ii. copies of all security tables and rules utilized in the provision of the Services to Wards;

         iii. copies of all terminal definition tables;

         iv. system modifications created on behalf of Wards, if any, including documentation, run sheets, and job scheduling information;

          v. copies of all manuals for Wards owned or retained Equipment, or Equipment acquired by Wards at the end of the Term.

     c.  Identify and provide the control release levels for Systems Software.

     d.  Deliver the Procedures Manual to the Successor's operations staff.

     e. Upon Wards' request, freeze all Software changes other than modifications necessary to address problems, to implement regulatory changes or to comply with the current service level agreements.

     f. Provide reasonable assistance to the Successor in notifying third party Suppliers of the procedures to be followed during the turnover phase.

     g. Assist Successor's operations staff by providing information for the review, test, and production Software libraries.

     h. Assist the Successor in establishing naming conventions by providing information about naming conventions then in effect.

     i. Assist the Successor in its analysis of the space required for Software libraries, by providing reasonable information of then current space requirements.

     j. Assist with the transfer to Successor of Third Party Software then in use to provide Services.

     k. Delivery to Wards of source code, object code, executables, related work product, technical specifications, database definitions and materials and technical and use documentation (where it exists) for the mainframe Wards Software and Supplier Software (and Third Party Software if permitted) used in providing the Services (subject, in the case of Supplier Software, to the licensing of object code and execution of a mutually acceptable license or access Agreement in accordance with Section 18.9 of the Master Agreement, to the extent provided for therein).

     l. Deliver appropriate materials and information to enable the Successor to operate the Software, including job streams and associated job control language, run documentation and Production Control applications support documentation.

     m. Provide to Successor reasonable access to Supplier's personnel who were performing the Services.

     n. Provide to Successor interim backups of Wards Data, as reasonably requested.

     o. Provide to Successor backups of Wards DASD volumes as requested by the Successor.

     p. Cooperate with the Successor and provide reasonable support for the conduct of migration testing for to ensure the orderly transfer of Services.

     q. Perform tests of the creation and restoring of the Backups of software and data.

     r. Perform "dry runs" of Supplier's components of the complete final transition and migration processes.

     s. Provide to the Successor current and pending project plans and status authorized by Wards.

     t.  Participate in the coordination of the final transition schedule.

3.   MIGRATION SERVICES

     As part of the termination/expiration assistance, Supplier's functions shall include the following migration services.

     a. Create final backups of all requested software and data files and other Wards Data subject to a release from Wards.

     b. Create final backups of all requested software and data files (with content listing) and printouts of control file information to the Successor.

     c. Provide fallback and recovery support if necessary in the event of an unsuccessful transition, including resumption of full processing at the current applicable Charges.

4.   POST-MIGRATION SERVICES

     As part of the termination/expiration assistance, Supplier's functions shall include the following post-migration services:

     a. Provide additional assistance at Wards' request to assure continuity of operations (subject to Wards and Suppliers mutual agreement to commercially reasonable rates for such assistance).

     b. Return to Wards, at Wards' request and expense, any remaining Wards Data in Supplier's possession, including any remaining reports, data and other Confidential Information (provided that Wards releases Supplier from any audit or record retention obligations under the Master Agreement).

     c. Certify to Wards in writing that all Wards Data and files have been removed from Supplier's system, and all Wards Confidential Information has been returned to Wards or the Successor (provided that Wards releases Supplier from any audit or record retention obligations under the Master Agreement).

                                                                       10.(i)(R)

                   SERVICE AGREEMENT BETWEEN MONTGOMERY WARD
                            & CO., INCORPORATED AND
                              ACXIOM CORPORATION


             SERVICE AGREEMENT NO. 3: MIDRANGE PROCESSING SEVICES
             ----------------------------------------------------


     THIS SERVICE AGREEMENT NO. 3: MIDRANGE PROCESSING SERVICES (the "Service Agreement") is made and entered into this 6th day of November, 1998 between Montgomery Ward & Co., Incorporated a Delaware corporation ("Wards"), and Acxiom Corporation, a Delaware__ corporation ("Supplier").

     This Service Agreement is entered into between Wards and Supplier pursuant to the Master Agreement (defined below). Wards and Supplier agree that: (i) except to the extent expressly provided otherwise in the Service Agreement, all the terms and definitions of the Master Agreement are incorporated by reference into the Service Agreement, and (ii) in the event of any inconsistent or contradictory terms between the Master Agreement and the Service Agreement, the terms of Section 2.3 of the Master Agreement shall control.

     The Parties hereby agree as follows:

                            ARTICLE 1.  DEFINITION

     All defined terms that are used in the Master Agreement will have the same meaning in this Service Agreement. In addition, for purposes of this Service Agreement, the following terms shall have the indicated meanings:


     "INITIAL TERM" has the meaning given in Section 2.1.

     "MASTER AGREEMENT" means the Master Service Agreement for Information Technology Services Between Montgomery Ward & Co., Incorporated and Acxiom Corporation dated November 6, 1998, and all amendments thereto.

     "MIDRANGE PROCESSING" means the Wards application server environment (including RS/6000 and AS/400 Servers) as such environment is developed under this Service Agreement.

     "MIDRANGE PROCESSING SERVICES" has the meaning given in Section 5.1.

     "RENEWAL TERM" has the meaning given in Section 2.2.

     "SERVICE AGREEMENT COMMENCEMENT DATE" means the date upon which the Migration Plan for Midrange Processing Services has been implemented under Service Agreement No. 1.

     "SERVICE AGREEMENT EFFECTIVE DATE" means November 6, 1998.

     "SERVICE AGREEMENT TERM" means the Initial Term of this Agreement and any Renewal Term.

     "SERVICE LEVEL AGREEMENT" when used in this Service Agreement has the meaning given in Section 7.1 of this Service Agreement.

     "TRANSFERRED EQUIPMENT" when used in this Service Agreement has the meaning given in Section 8.1 of this Service Agreement.

     "WARDS PEAK SEASON" means the period in any year during the Service Agreement Term from November 20 through December 31, and as such dates may be adjusted by Wards from time to time.


                                ARTICLE 2. TERM

     2.1 INITIAL TERM. The initial term of this Service Agreement (the "Initial Term") shall begin as of the Service Agreement Commencement Date and shall continue for a period of thirty-seven (37) months thereafter, unless earlier terminated or renewed in accordance with the provisions of this Service Agreement or the Master Agreement.

     2.2 RENEWAL TERM. Wards shall have the option to renew this Service Agreement for up to two (2) additional annual terms (each a "Renewal Term")by delivering written notice of such renewal to Supplier at least ninety (90) days before expiration of the final applicable Contract Year under this Service Agreement and before expiration of each annual period thereafter as applicable. All of the terms of this Service Agreement and the Master Agreement shall continue to apply without change during any renewal period(s).

                            ARTICLE 3. TERMINATION

     3.1 CONVENIENCE TERMINATION FEE. Wards shall have the option to terminate this Service Agreement for convenience in accordance with Section 18.2(a) of the Master Agreement. The convenience termination charges, if any, shall be as described in Exhibit C to this Service Agreement.

                         ARTICLE 4. PERSONNEL MATTERS

     4.1  KEY SUPPLIER POSITIONS.  Exhibit A identifies the Key Supplier
                                   ---------
Positions that are subject to the provisions of Section 7.2 of the Master Agreement.

                             ARTICLE 5. SERVICES

GENERAL. Throughout the Service Agreement Term, Supplier shall provide the Services described in Exhibit B, as such Exhibit may be amended and supplemented
                      ---------
from time to time pursuant to the Master Agreement (the "Midrange Processing Services"). The Midrange Processing Services includes all of the responsibilities (including Equipment, Software, personnel and expenses) associated with the Midrange Processing, unless specifically identified as a Wards responsibility under Section 5.3 below. The Services include (i) functions, responsibilities and tasks performed by the Transferred Employees prior to the Service Agreement Effective Date; (ii) functions, responsibilities and tasks not specifically described in this Service Agreement but which are required for their proper performance and are an inherent part of, or a necessary sub-part included within, the Services; and (iii) functions, responsibilities and tasks that are a logical extension of existing Services as a result of changes in technology, changes in Wards business practices, or changes resulting from change control procedures.Supplier will be the exclusive provider of the Services that are identified in this Service Agreement.

     5.2 TRANSITION MANAGEMENT AND SERVICE LEVELS. During the period from the Service Agreement Effective Date to the Service Agreement Commencement Date, Supplier will provide Midrange Services under Service Agreement No. 1 (Transition and Migration Services). Following the Service Agreement Commencement Date, the Service Level Agreement and other obligations of this Service Agreement shall become effective.

     5.3 APPOINTMENT OF PROJECT EXECUTIVES. Prior to the Service Agreement Commencement Date, the Parties will appoint individuals as Project Executives under this Service Agreement to carry out the duties described in the Master Agreement.

     5.4 RESPONSIBILITIES OF WARDS. The responsibility matrix included in Exhibit B to this Service Agreement identifies the responsibilities of Wards
---------
during the Term of this Service Agreement, as such Exhibit may be amended and supplemented from time to time pursuant to the Master Agreement. The responsibilities of Wards shall be limited to those items listed in the matrix.

                             ARTICLE 6.  CHARGES

     6.1  CHARGES FOR MIDRANGE PROCESSING SERVICES. Exhibit C to this Service
                                                    ---------
Agreement sets forth the Charges for the Midrange Processing Services that may be charged by Supplier. All Charges and all Pass-Through Expenses are subject to the provisions of Article 13 of the Master Agreement.

     6.2 INVOICES FOR CHARGES AND EXPENSES. In all invoices for Midrange Processing Services, Supplier shall provide Wards with the information described in Exhibit C in sufficient detail in order to allow Wards to verify invoices.
   ---------
Invoice submission and payment shall be in accordance with Article 14 of the Master Agreement.

                      ARTICLE 7.  SERVICE LEVEL AGREEMENT

     7.1  SERVICE LEVEL AGREEMENT.  Exhibit D to this Service Agreement is the
                                    ---------
Service Level Agreement applicable to the Midrange Processing Services (the "Service Level Agreement"). All of the terms of Article 5 of the Master Agreement shall apply to the Service Level Agreement. The Parties acknowledge that the Midrange processing environment of Wards is still in development and will not be in production on the Service Agreement Effective Date. Accordingly, Service Levels and the associated performance metrics will be baselined during the six (6) month period beginning on the Service Agreement Commencement Date, will be established jointly by the Parties during such 6-month period and shall become effective beginning with the seventh (7th) month following the Service Agreement Commencement Date.


             ARTICLE 8.  FACILITIES, EQUIPMENT AND SOFTWARE TERMS

     8.1 TRANSFER OF EQUIPMENT. On the Service Agreement Commencement Date, Wards shall assign, and Supplier shall assume, Wards' obligations under the applicable leases for the equipment listed on Exhibit E (the "Transferred
                                              ---------
Equipment"). The terms of Section 6.1 of the Master Agreement shall apply with respect to the Transferred Equipment.

     8.2 USE OF WARDS FACILITIES AND EQUIPMENT. In accordance with Section 6.2 of the Master Agreement, Wards shall provide the Wards Facilities and Wards owned Equipment and Third Party Software licensed to Wards described in Exhibit
                                                                        -------
F to this Service Agreement.  For any Wards Equipment that is transferred to
-
Supplier's facilities, Supplier agrees that it will (a) maintain the Wards Equipment consistent with industry practice; (b) insure the Wards Equipment against loss; (c) keep the Wards Equipment free of any claim, lien or encumbrance of supplier or any third party; and (d) return the Equipment to Wards upon termination of this Service Agreement.

     8.3 TRANSFER OF THIRD PARTY CONTRACTS AND THIRD PARTY SOFTWARE. On the Service Agreement Commencement Date, and subject to Supplier having received any Third Party Consents, Supplier shall obtain the rights necessary to use the Third Party Software that is listed in Exhibit G.

     8.4  WARDS SOFTWARE.  Listed in Exhibit H is the Software that is
                                     ---------
proprietary to Wards and that is used in Midrange Processing (the "Wards Software"). The terms of Section 8.1 of the Master Agreement shall apply with respect to the Wards Software.

     8.5 SUPPLIER SOFTWARE. The Supplier Software that is to be used by Supplier to provide the Midrange Processing Services is listed in Exhibit I.
                                                                  ---------
Use of Supplier Software in providing the Midrange Processing Services shall be in accordance with Section 8.2 of the Master Agreement.

                ARTICLE 9.  TERMINATION AND TRANSITION SERVICES

     9.1 TERMINATION. Wards may terminate this Service Agreement without penalty at any time prior to the Service Agreement Commencement Date if Supplier does not complete the Migration Plan described in Service Agreement No. 1.
After the Service Agreement Commencement Date, Wards may terminate this Service Agreement in accordance with the terms of the Master Agreement.

     9.2 TRANSITION SERVICES. In the event of a termination or expiration of this Service Agreement, Supplier shall provide the Termination/Expiration Assistance as provided in Section 18.7 of the Master Agreement.


IN WITNESS WHEREOF the Parties have executed this Master Agreement as of the day and year first above written.


MONTGOMERY WARD & CO.,
     INCORPORATED              ACXIOM CORPORATION



By: /s/ Don Bernheisel         By: /s/ Joseph C. Grossestreuer
   -----------------------        ---------------------------------
Name:   Don Bernheisel         Name:   Joseph C. Grossestreuer
     ---------------------          -------------------------------
Its: SVP, CIO                  Its: SVP-Outsourcing Services
    ----------------------         --------------------------------

                    EXHIBITS TO MIDRANGE SERVICE AGREEMENT
                    --------------------------------------

     EXHIBIT A                KEY SUPPLIER POSITIONS

     EXHIBIT B                SERVICES

     EXHIBIT C                CHARGES

     EXHIBIT D                SERVICE LEVEL AGREEMENT

     EXHIBIT E                TRANSFERRED EQUIPMENT

     EXHIBIT F                WARDS FACILITIES AND EQUIPMENT

     EXHIBIT G                THIRD PARTY CONTRACTS AND
                              THIRD PARTY SOFTWARE

     EXHIBIT H                WARDS SOFTWARE

     EXHIBIT I                SUPPLIER SOFTWARE

                                   EXHIBIT A

                            KEY SUPPLIER POSITIONS

SENIOR SYSTEMS ENGINEER

                                   EXHIBIT B

                                   SERVICES


OVERVIEW
--------

   The business objective of this service category is to provide midrange operations and systems management to establish consistent and reliable levels of Midrange services in support of Wards' business units, regardless of the IT architecture deployed. The Supplier of Midrange Processing Services will assist Wards with transitioning all existing midrange platforms from a development environment into a controlled production environment. The Wards midrange platforms are currently supported on an "as needed" basis to assist with development efforts. The Supplier will be required to provide managed operations and system administration support services as these platforms are transitioned into production according to Wards Operation System Acceptance guidelines that are described in Exhibit B of Service Agreement No. 2 (Data Center Services).
                 ---------
The cost-effective implementation of a midrange management infrastructure allows Wards business units to rapidly respond to changing business needs. The documented service descriptions are designed to give the Supplier an understanding of Wards business objectives for Midrange Processing Services while allowing the Supplier latitude to define their own processes and methods for providing the Services. The intent of this service description is to establish the Supplier's responsibilities and criteria for providing the Midrange Processing Services.

   The Supplier of Midrange Processing Services has full responsibility for the comprehensive operational support of the Wards Midrange environments that are in scope as described herein. These responsibilities extend to the day-to-day operations and management of the operating environment including, but not limited to, data backup, archival and restore processes; production control; systems monitoring and reporting; data center monitoring, and maintenance; and media management. Additionally, the Supplier will participate in the creation of Wards formal Disaster Recovery Plan for the midrange environment and test the plan as agreed upon with Wards.

   The Supplier of Midrange System Management will provide the comprehensive management of Wards' midrange environment that are in scope as described herein. System Management includes, but is not limited to: comprehensive management of the existing infrastructure, and implementation of new midrange systems and new technologies to support the changing business needs of Wards. Scope of responsibility currently provided includes the support of the existing Midrange operating systems, software utilities, programming languages, and related software program products. Systems Management will work in an integrated fashion with all other service functions to provide seamless support for the Wards business units.


OPERATIONS MANAGEMENT
---------------------

ACTIVITIES FOR OPERATIONS MANAGEMENT

The Supplier will be responsible for all operational aspects of the Wards midrange environments described in this Exhibit B. The Supplier is expected to manage the development, and production-processing environments utilizing Supplier and Wards provided processes and management methodologies.

1. Supplier will provide console management functions to monitor, report, operate and IPL/reboot the midrange systems and associated peripherals.
2.  Supplier will provide system backup, archival and restoration.
3. Supplier will provide operations support to Wards for the transition of midrange platforms from development to production.
4. Supplier will provide production control for the Wards midrange production environment.
5. Supplier will provide media management and media storage for all the midrange processing environments.
6. Supplier will develop and maintain disaster recovery services for Wards' midrange production environment in accordance with the Wards Disaster Recovery Plan.

SERVICE PARAMETERS FOR OPERATIONS MANAGEMENT

1. Supplier will provide operations support as directed by Wards for those midrange platforms identified by Wards as development.
2. Supplier will provide operations support as indicated in this document for those midrange platforms to be identified by Wards as production.
3. Supplier will adhere to the change management procedures as documented in the Procedures Manual.
4. Supplier will utilize their help desk to notify Supplier staff, Wards and other vendors of hardware, software, and environmental failures according to the severity definitions and reporting/escalation guidelines as listed in the Procedures Manual and Master Schedule D.
5. Supplier will provide all supplies, PCs, workstations, monitoring tools, printing consumables, media and media storage units, etc. for Supplier's operations staff.
6. Supplier will provide and maintain documentation and run books for production job streams in accordance with the Procedures Manual, as these midrange platforms are transitioned into production.
7. Supplier will provide monitoring utilizing automated tools wherever possible.

MEASUREMENT TOOLS FOR OPERATIONS MANAGEMENT

   The Supplier will make every effort to utilize tools and processes provided by Wards and already in place in Wards processing environments. The Supplier is free to recommend in writing to Wards' additional or alternative tools or processes for review and final approval. Wards must approve use of any new or equivalent tools and/or processes not already in place at Wards.


  RS/6000
  . Cybermation ESP Workload Manager Extensions RS/6000 Uniprocessor . Sterling Commerce Connect:Direct for Unix (AIX)
  .  Syncsort for UNIX.
  .  Intersolv PVCS
  .  Unix Utilities

  AS/400
  .  Sterling Commerce Connect:Direct for OS/400
  .  Cybermation ESP Workload Manager Agent for AS/400



SYSTEMS MANAGEMENT
------------------

ACTIVITIES FOR SYSTEM MANAGEMENT

The Supplier has responsibility for management and performance of the Wards' midrange systems, midrange systems software, and peripherals described in this Exhibit B.. It is the Supplier's responsibility to provide reliable, predictable, and consistent operating environments for Wards' applications systems.

1. The Supplier will provide the appropriate management methodologies, resources and tools to support the Wards midrange environments at performance, capacity, and availability levels as good as, or better than prior to outsourcing.
2. The Supplier will provide proactive server and peripheral performance monitoring and tuning.
3. The Supplier will provide proactive server and peripheral capacity analysis, planning and resource adjustment.
4. Supplier will provide systems support to Wards for the transition of midrange platforms from development to production.

SERVICE PARAMETERS FOR SYSTEM MANAGEMENT

1. Supplier will provide systems support as directed by Wards for those midrange platforms identified by Wards as development.

2. Supplier will provide systems support as indicated in this document for those midrange platforms to be identified by Wards as production.
3. The Supplier will utilize and adhere to all change management processes, and procedures as documented in the Procedures Manual.
4. The Supplier will utilize and adhere to all problem management processes, procedures and escalation guidelines as documented in the Procedures Manual.
5. The Supplier will provide hardware maintenance and system software maintenance for the Wards midrange systems.
6. The Supplier will maintain 24x7x365 System Management support for Wards, as is provided today and as updated as Midrange Processing moves into production
7. The Supplier will provide total problem solutions with the appropriate technical resources, knowledge, procedures, and management methodologies to maintain the availability and performance of the Wards' development, test, and production server environments to documented service levels.
8. The Supplier will provide hardware and software tools, and related maintenance that is necessary to accomplish or help them accomplish the Systems Management service levels as indicated in this document.
9. The Supplier will provide sufficient detail to the help desk, within the text of each problem ticket, to include the background and history of each problem for later root cause analysis and/or support resolution or vendor corrective action.
10. The Supplier will monitor, alarm, and apply corrective action to pre-defined events and situations for the midrange environments included in this agreement.
11. The Supplier will gather, store, and report statistics on key process variables mutually agreed to by Wards and the Supplier for the Wards midrange environment included in this agreement in a format that is readily accessible to standard ODBC type analysis tools.
12. The Supplier will create, document and maintain security schemas, profiles and procedures for all midrange environments as directed in the Procedures Manual.
13. The Supplier will work to reduce the overall resolution time for problem tickets regardless of where the root problem resides.
14. The Supplier will conduct a monthly account status review meeting with designated Wards' management. The Supplier will utilize this meeting to review regular performance reports with Wards.
15. The Supplier will work with Wards' vendors of choice for hardware, software, hardware maintenance, and software maintenance.
16. The Supplier will recommend, evaluate, and perform all tasks that mandate advanced privileges for each midrange system managed within strict guidelines of change control.
17. The Supplier will accept and resolve problems from the Supplier's Help Desk as determined to be in the area of midrange System Management support by the Help Desk within time frames as specified by severity.
18. The Supplier will re-route problems back to the Supplier's Help Desk as they are determined to be outside of area of support of System Management.
19. The Supplier will provide all installation planning, site-preparation and installation coordination for midrange systems and associated peripherals to be managed by Supplier.

MEASUREMENT TOOLS FOR SYSTEMS MANAGEMENT

The Supplier is responsible for supplying all tools necessary to satisfy the specifications contained herein. The Supplier is free to recommend in writing to Wards additional or alternative tools or processes for Wards review and final approval. Wards must approve use of any new or equivalent tools and/or processes not already in place at Wards.

MIDRANGE                     RESPONSIBILITY MATRIX

-------------------------------------------------------------------------------------------------------------------
 MIDRANGE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
 RESPONSIBILITY DESCRIPTION                                                             WARDS           SUPPLIER
-------------------------------------------------------------------------------------------------------------------
 COMPLIANCE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Understand and document Wards in-scope business requirements                           X                 X
-------------------------------------------------------------------------------------------------------------------
   Assist in developing Standard Operating Procedures (SOPs)                              X                 X
-------------------------------------------------------------------------------------------------------------------
   Review requests for changes                                                            X
-------------------------------------------------------------------------------------------------------------------
   Determine if request is within SOPs and conforms with other standards                                    X
-------------------------------------------------------------------------------------------------------------------
   Implement as required                                                                                    X
-------------------------------------------------------------------------------------------------------------------
   Document changes to the database or system application computer equipment                                X
-------------------------------------------------------------------------------------------------------------------
   Maintain and update system inventory database                                                            X
-------------------------------------------------------------------------------------------------------------------
   Upon request, provide documents and logs referring to qualified environment                              X
-------------------------------------------------------------------------------------------------------------------
   Initiate internal compliance audits                                                                      X
-------------------------------------------------------------------------------------------------------------------
   Review and understand information regarding the new products                                             X
-------------------------------------------------------------------------------------------------------------------
   Conduct  regular reviews of quality standards and processes and make                                     X
   recommendations on improvements to these standards and processes
-------------------------------------------------------------------------------------------------------------------
   Report to Wards any activity within the environments under the control of the                            X
   Supplier, which do not comply with  documented standards defined in the
   Procedures Manual or manufacturer specifications
-------------------------------------------------------------------------------------------------------------------
   Adhere to all Wards IT standards, methods, processes and procedures.                                     X
-------------------------------------------------------------------------------------------------------------------

 CHANGE MANAGEMENT(OSA)
-------------------------------------------------------------------------------------------------------------------
   Implement changes within the Wards environments using a standard and                                     X
   documented process or processes
-------------------------------------------------------------------------------------------------------------------
   Provide Wards with a means to properly test all proposed changes to the                                  X
   environments that are in scope prior to the implementation of the proposed change into production
-------------------------------------------------------------------------------------------------------------------
   Support Wards activities including hardware maintenance,                                                 X
   installation/de-installation, facility changes, software, systems, and applications installation, upgrades, and support
-------------------------------------------------------------------------------------------------------------------
   Provide Wards with risk assessments and anticipated impact of all proposed                               X
   changes to the operational and data center environments (not including applications)
-------------------------------------------------------------------------------------------------------------------
   Provide support for both testing and production changes implemented within the                           X
   environments
-------------------------------------------------------------------------------------------------------------------

 PROBLEM MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Provide Wards with detail reporting and statistics on reported problems                                  X
-------------------------------------------------------------------------------------------------------------------
   Supplier will support new Wards initiatives                                                              X
-------------------------------------------------------------------------------------------------------------------
   Supplier will report progress to Wards based on the Wards assigned level of severity                     X
-------------------------------------------------------------------------------------------------------------------
   Supplier will develop and enhance procedures for problem escalation                                      X
-------------------------------------------------------------------------------------------------------------------
   Supplier will conduct root cause analysis and review high-impact problems to                             X
   identify preventative measures, assess risk, and bring to closure, jointly with Wards, if appropriate
-------------------------------------------------------------------------------------------------------------------

 COMPUTER OPERATIONS
-------------------------------------------------------------------------------------------------------------------
   Perform all manual and automated console operations and operate computer equipment                       X
-------------------------------------------------------------------------------------------------------------------
   Monitor performance of operating system and sub-systems and resolve                                      X
   problems/exceptions
-------------------------------------------------------------------------------------------------------------------
   Identify and resolve systems and sub-systems problems                                                    X
-------------------------------------------------------------------------------------------------------------------
   Complete work, turnover and status logs                                                                  X
-------------------------------------------------------------------------------------------------------------------
   Monitor and report Computer Room environmental variances and resolve                                     X
   problems/exceptions
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 MIDRANGE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
 RESPONSIBILITY DESCRIPTION                                                              WARDS           SUPPLIER
-------------------------------------------------------------------------------------------------------------------
   Provide operational installation support for hardware components replacement.                             X
-------------------------------------------------------------------------------------------------------------------
   Capture and retain sufficient detail data to provide all required technical                               X
   and managerial reports as specified within this document.
-------------------------------------------------------------------------------------------------------------------

 PRODUCTION MONITORING AND SCHEDULING
-------------------------------------------------------------------------------------------------------------------
   Establish and maintain centralized responsibility over production systems and processes.                  X
-------------------------------------------------------------------------------------------------------------------
   Provide resources for monitoring, reporting, and tracking of systems and processes.                       X
-------------------------------------------------------------------------------------------------------------------
   Report, document, and track failures within the production systems.                                       X
-------------------------------------------------------------------------------------------------------------------
   Provide and maintain a method for proper escalation of failures.                                          X
-------------------------------------------------------------------------------------------------------------------
   Ensure overnight processing is completed as scheduled.                                                    X
-------------------------------------------------------------------------------------------------------------------
   Provide reporting on production systems, daily on critical systems.                                       X
-------------------------------------------------------------------------------------------------------------------
   Provide a process for change requests in the scheduling of processes and systems.                         X
-------------------------------------------------------------------------------------------------------------------
   Develop, document, and enhance procedures for ensuring reliable monitoring and                            X
   scheduling of critical processes.
-------------------------------------------------------------------------------------------------------------------
   Conduct root cause analysis and review high-impact failures to identify                                   X
   preventative measures, assess risk, and bring to closure.
-------------------------------------------------------------------------------------------------------------------
   Coordinate and integrate production schedules with applications groups.                                   X
-------------------------------------------------------------------------------------------------------------------
   Modify and verify batch production schedules.                                                             X
-------------------------------------------------------------------------------------------------------------------
   Provide production scheduling on a 7 x 24 basis for midrange platforms as they                            X
   move into production.
-------------------------------------------------------------------------------------------------------------------

 TAPE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Complete all tape mount requests                                                                          X
-------------------------------------------------------------------------------------------------------------------
   Monitor tape hardware for malfunction and resolve exceptions                                              X
-------------------------------------------------------------------------------------------------------------------
   Perform daily tape hardware maintenance                                                                   X
-------------------------------------------------------------------------------------------------------------------
   Produce reports on tape retention periods                                                                 X
-------------------------------------------------------------------------------------------------------------------
   Request changes to tape retention periods                                              X
-------------------------------------------------------------------------------------------------------------------
   Implement requested changes to tape retention periods                                                     X
-------------------------------------------------------------------------------------------------------------------

 TAPE LIBRARY
-------------------------------------------------------------------------------------------------------------------
   Maintain integrity of tape library system                                                                 X
-------------------------------------------------------------------------------------------------------------------
   Monitor tape usage and resolve problems/exceptions                                                        X
-------------------------------------------------------------------------------------------------------------------
   Maintain and monitor "foreign" tape library and resolve exceptions                                        X
-------------------------------------------------------------------------------------------------------------------
   Initialize new tapes                                                                                      X
-------------------------------------------------------------------------------------------------------------------
   Establish off-site storage requirements                                                X                  X
-------------------------------------------------------------------------------------------------------------------
   Coordinate offsite storage functions including logging, tracking, labeling,                               X
   ordering, receiving and sending tapes
-------------------------------------------------------------------------------------------------------------------
   Provide a documented and consistent process for offsite data archiving for                                X
   processing environments.
-------------------------------------------------------------------------------------------------------------------
   Approve third party offsite storage suppliers and facility                             X                  X
-------------------------------------------------------------------------------------------------------------------
   Manage third party offsite storage contracts                                                              X
-------------------------------------------------------------------------------------------------------------------
   Audit third party supplier annually                                                                       X
-------------------------------------------------------------------------------------------------------------------
   Inspect/audit third party supplier facility as allowed                                 X
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------

 BACKUPS
-------------------------------------------------------------------------------------------------------------------
   Determination of what data is backed up and how often                                  X
-------------------------------------------------------------------------------------------------------------------
   Determination of how long data is kept                                                 X
-------------------------------------------------------------------------------------------------------------------
   Perform backups as scheduled                                                                              X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
MIDRANGE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
 RESPONSIBILITY DESCRIPTION                                                              WARDS           SUPPLIER
-------------------------------------------------------------------------------------------------------------------
   Maintain library of backups                                                                               X
-------------------------------------------------------------------------------------------------------------------
   Management of backup tapes in off-site storage                                                            X
-------------------------------------------------------------------------------------------------------------------
   Restore system data as  provided in the Procedures Manual                                                 X
-------------------------------------------------------------------------------------------------------------------
   Restore user data as  provided in the Procedures Manual                                                   X
-------------------------------------------------------------------------------------------------------------------

 FACILITIES MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Plan & manage installation of computer & environmental equipment in data center.                          X
-------------------------------------------------------------------------------------------------------------------
   Oversee equipment moves/ensures operation to specifications post-move                                     X
-------------------------------------------------------------------------------------------------------------------
   Maintain physical inventory and blueprint of all hardware and accurate cabling                            X
   diagrams.
-------------------------------------------------------------------------------------------------------------------
   Administer contract services and other third party agreements (Environmental,                             X
   security and other companies)
-------------------------------------------------------------------------------------------------------------------
   Monitor and maintain all data center resources located at Supplier's site(s)                              X
   to assure availability, including: HVAC, Power distribution units, uninterrupted power switch (UPS), and backup power systems.
-------------------------------------------------------------------------------------------------------------------

 PHYSICAL SECURITY ADMINISTRATION
-------------------------------------------------------------------------------------------------------------------
   Provide security audit recommendations                                                  X
-------------------------------------------------------------------------------------------------------------------
   Implement agreed security audit recommendations                                                           X
-------------------------------------------------------------------------------------------------------------------
   Provide administrative and technical support for physical security                                        X
-------------------------------------------------------------------------------------------------------------------
   Monitor and respond to alarm systems                                                                      X
-------------------------------------------------------------------------------------------------------------------
   Provide emergency response and notification (Police, Fire etc.)                                           X
-------------------------------------------------------------------------------------------------------------------

 DISASTER RECOVERY SUPPORT- IF ELECTED BY WARDS
-------------------------------------------------------------------------------------------------------------------
   Develop,  maintain and test disaster recovery plan and procedure manuals                                  X
   including third party hot site recovery plans for all services provided to Wards
-------------------------------------------------------------------------------------------------------------------
   Maintain capacity plan for disaster recovery for all services provided to Wards                           X
-------------------------------------------------------------------------------------------------------------------
   Maintain an on-line document listing which platforms and applications are covered                         X
-------------------------------------------------------------------------------------------------------------------
   Maintain third party disaster recovery contracts                                                          X
-------------------------------------------------------------------------------------------------------------------
   Coordinate disaster recovery testing with Wards                                                           X
-------------------------------------------------------------------------------------------------------------------
   Participate in  disaster recovery testing with Supplier and perform recovery            X
   tests for all services provided by Supplier
-------------------------------------------------------------------------------------------------------------------
   Perform disaster recovery testing, resolve cause of failure and re-test until                             X
   successful for all services provided by Supplier
-------------------------------------------------------------------------------------------------------------------
   Report disaster recovery test results to Wards                                                            X
-------------------------------------------------------------------------------------------------------------------
   Confirm disaster recovery test results                                                  X
-------------------------------------------------------------------------------------------------------------------
   Prioritize recovery of data when disaster occurs                                        X
-------------------------------------------------------------------------------------------------------------------
   Restore to normal operations in the event of a disaster within defined service levels                     X
-------------------------------------------------------------------------------------------------------------------

 STRATEGY AND PLANNING
-------------------------------------------------------------------------------------------------------------------
   Understand & document Wards business requirements                                       X                 X
-------------------------------------------------------------------------------------------------------------------
   Assist with direction setting and updating of standards                                                   X
-------------------------------------------------------------------------------------------------------------------
   Research emerging technology and propose effective solutions                                              X
-------------------------------------------------------------------------------------------------------------------
   Assist in developing Standard Operating Procedures (SOPs)                               X                 X
-------------------------------------------------------------------------------------------------------------------

 CONTRACTS MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Ensure compliance with Equipment and Software  maintenance and warranty                                   X
   agreements
-------------------------------------------------------------------------------------------------------------------
   Negotiate new and/or renew agreements for Equipment and Software                                          X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 MIDRANGE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
 RESPONSIBILITY DESCRIPTION                                                              WARDS           SUPPLIER
-------------------------------------------------------------------------------------------------------------------
   Manage contract terms and conditions (e.g. expiration date) of Equipment and Software                     X
-------------------------------------------------------------------------------------------------------------------
   Communicate contract provisions internally and to Wards, as needed                                        X
-------------------------------------------------------------------------------------------------------------------

 STATUS REPORTING AND MEETINGS
-------------------------------------------------------------------------------------------------------------------
   Participate in Wards' daily operational status meeting to report on                                       X
   operational, environmental and batch job completion for the prior 24-hour period.
-------------------------------------------------------------------------------------------------------------------
   Prepare monthly service level / performance reports                                                       X
-------------------------------------------------------------------------------------------------------------------
   Analyze results of monthly reports and historical trends                                                  X
-------------------------------------------------------------------------------------------------------------------
   Identify areas for improvement                                                                            X
-------------------------------------------------------------------------------------------------------------------
   Conduct monthly management review meeting                                                                 X
-------------------------------------------------------------------------------------------------------------------
   Attend monthly management review                                                        X                 X
-------------------------------------------------------------------------------------------------------------------
   Implement action items resulting from, & agreed to during, mgmt review meeting.         X
-------------------------------------------------------------------------------------------------------------------
   Audit/request  service level/performance and activity reports as needed                 X
-------------------------------------------------------------------------------------------------------------------
   Approve new or changes to service level/performance reports as needed.                  X
-------------------------------------------------------------------------------------------------------------------

 HUMAN RESOURCES
-------------------------------------------------------------------------------------------------------------------
   Provide input into Suppliers personnel performance and reviews                          X                 X
-------------------------------------------------------------------------------------------------------------------
   Ensure adequate training & review of all personnel performing Supplier activities.                        X
-------------------------------------------------------------------------------------------------------------------
   Implement corrective actions as needed                                                                    X
-------------------------------------------------------------------------------------------------------------------

 CAPACITY PLANNING
-------------------------------------------------------------------------------------------------------------------
   Monitor system use and capacity, and resolve problems/exceptions                                          X
-------------------------------------------------------------------------------------------------------------------
   Forecast resource requirements                                                          X                 X
-------------------------------------------------------------------------------------------------------------------
   Ensure appropriate capacity to meet resource projections                                                  X
-------------------------------------------------------------------------------------------------------------------
   Analyze workload capacity                                                                                 X
-------------------------------------------------------------------------------------------------------------------
   Prepare and produce resource planning reports                                                             X
-------------------------------------------------------------------------------------------------------------------
   Analyze and report resource trends                                                                        X
-------------------------------------------------------------------------------------------------------------------
   Make recommendations regarding resource consumption and trends                                            X
-------------------------------------------------------------------------------------------------------------------
   Report usage and resource capacity  to Supplier on a periodic basis                                       X
-------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TUNING
-------------------------------------------------------------------------------------------------------------------
   Conduct system performance tuning                                                                         X
-------------------------------------------------------------------------------------------------------------------
   Conduct application performance tuning                                                  X
-------------------------------------------------------------------------------------------------------------------
   Provide performance reporting                                                                             X
-------------------------------------------------------------------------------------------------------------------
   Conduct application and hardware benchmarks, if required                                                  X
-------------------------------------------------------------------------------------------------------------------
   Conduct system performance reviews                                                                        X
-------------------------------------------------------------------------------------------------------------------
   Measure and analyze system performance                                                                    X
-------------------------------------------------------------------------------------------------------------------
   Review system performance and request adjustments where deemed necessary                                  X
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------

 DISK MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Monitor and control storage performance and resolve exceptions                                            X
-------------------------------------------------------------------------------------------------------------------
   Assign and initialize volumes                                                                             X
-------------------------------------------------------------------------------------------------------------------
   Determine file and volume placement                                                     X                 X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 MIDRANGE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
 RESPONSIBILITY DESCRIPTION                                                              WARDS           SUPPLIER
-------------------------------------------------------------------------------------------------------------------
   Set and maintain storage resource efficiency                                                              X
-------------------------------------------------------------------------------------------------------------------
   Establish and maintain storage standards                                                X                 X
-------------------------------------------------------------------------------------------------------------------
   Maintain space requirements according to Wards demand                                                     X
-------------------------------------------------------------------------------------------------------------------
   Approve requests for storage resource increases and decreases                           X
-------------------------------------------------------------------------------------------------------------------
   Implement requests for storage resource increases and decreases                                           X
-------------------------------------------------------------------------------------------------------------------
   Perform data migration management                                                                         X
-------------------------------------------------------------------------------------------------------------------

 DATA SECURITY ADMINISTRATION
-------------------------------------------------------------------------------------------------------------------
   Define security standards and guidelines                                                X
-------------------------------------------------------------------------------------------------------------------
   Approve security requests                                                               X
-------------------------------------------------------------------------------------------------------------------
   Implement security requests                                                                               X
-------------------------------------------------------------------------------------------------------------------
   Approve password and logon id requests                                                  X
-------------------------------------------------------------------------------------------------------------------
   Implement password and logon id requests                                                                  X
-------------------------------------------------------------------------------------------------------------------
   Administer security databases (user privileges)                                                           X
-------------------------------------------------------------------------------------------------------------------
   Provide security audit recommendations                                                  X
-------------------------------------------------------------------------------------------------------------------
   Implement agreed security audit recommendations                                                           X
-------------------------------------------------------------------------------------------------------------------
   Enforce security standards                                                                                X
-------------------------------------------------------------------------------------------------------------------

 SYSTEMS ADMINISTRATION
-------------------------------------------------------------------------------------------------------------------
   Research, advise, and provide information in support of Wards database                                    X
   administration and applications development groups  relating to in scope systems
-------------------------------------------------------------------------------------------------------------------
   Provide strategies and suggestions on how to maximize midrange performance by                             X
   optimizing key process variables. and implement them upon Wards' approval.....
-------------------------------------------------------------------------------------------------------------------
   Approve strategies and suggestions on how to maximize midrange performance by           X
   optimizing key process variables
-------------------------------------------------------------------------------------------------------------------
   Implement approved strategies and suggestions on how to maximize midrange                                 X
   performance by optimizing key process variables
-------------------------------------------------------------------------------------------------------------------
   Research, replace, configure, and activate midrange components, including, but                            X
   not limited to operating system generation, and dynamic environment generation for new and replacement components.
-------------------------------------------------------------------------------------------------------------------
   Document problem resolution activities as they are completed or re-routed                                 X
-------------------------------------------------------------------------------------------------------------------
   Identify and correct problems within the midrange environments.                                           X
-------------------------------------------------------------------------------------------------------------------

 SECURITY SOFTWARE MAINTENANCE
-------------------------------------------------------------------------------------------------------------------
   Software update and implementation                                                                        X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
   Participate and approve changes to security software                                    X
-------------------------------------------------------------------------------------------------------------------
   Administer login Ids and reset passwords for data access                                                  X
-------------------------------------------------------------------------------------------------------------------
   Determine information security classification                                           X
-------------------------------------------------------------------------------------------------------------------
   Implement and maintain security classifications                                                           X
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------

 SYSTEM SOFTWARE SUPPORT
-------------------------------------------------------------------------------------------------------------------
   Identify currently installed software products that can be de-installed due to                            X
   obsolescence
-------------------------------------------------------------------------------------------------------------------
   Review and evaluate proposed software program products for possible acquisition,        X                 X
   making a determination as to compatibility with current software, cost/benefit considerations, vendor support, and value compared to similar products available
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 MIDRANGE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
 RESPONSIBILITY DESCRIPTION                                                              WARDS           SUPPLIER
-------------------------------------------------------------------------------------------------------------------
   Create and/or maintain internal documentation that describes the development,                             X
   installation, and support requirements for software program products
-------------------------------------------------------------------------------------------------------------------
   Provide technical support for the DB2 DBMS operating under AIX, and related                               X
   utility software and utilities.
-------------------------------------------------------------------------------------------------------------------
   Provide a knowledge of the internal functioning of operating systems software                             X
   for the purposes of problem resolution and development of local modifications
-------------------------------------------------------------------------------------------------------------------
   Install new software products and updated versions/releases of current software                           X
   products.
-------------------------------------------------------------------------------------------------------------------
   Perform problem determination activities for in-scope Software, including                                 X
   problem source identification to be performed in concert with Software vendor's Technical Support personnel.
-------------------------------------------------------------------------------------------------------------------
   Perform regression testing activities to validate preventive service within                               X
   the locally configured environment
-------------------------------------------------------------------------------------------------------------------
   Install preventive service to supported software products                                                 X
-------------------------------------------------------------------------------------------------------------------
   Install corrective service to supported software products                                                 X
-------------------------------------------------------------------------------------------------------------------
   Coordinate the support functions for operating system and related program products                        X
-------------------------------------------------------------------------------------------------------------------
   Review and approve software changes                                                     X
-------------------------------------------------------------------------------------------------------------------
   Participates in feasibility studies of new software or services with                                      X
   application development groups, and vendor personnel, coordinating and reviewing results of technical evaluations
-------------------------------------------------------------------------------------------------------------------
   Supports off-site Disaster Recovery planning for supported operating systems software                     X
-------------------------------------------------------------------------------------------------------------------
   Prepares and distributes a schedule to the application development groups for                             X
   systems software changes
-------------------------------------------------------------------------------------------------------------------
   Acting as a technical advisor, maintains an effective interface with software                             X
   vendors in order to assess their products for possible utilization.
-------------------------------------------------------------------------------------------------------------------

                            GLOSSARY OF TERMINOLOGY
                            -----------------------


PVCS means the system utility configuration used in the Midrange Processing environment

Connect:Direct / File Transfer software for moving data between different computing platforms


Vendor - Provider of hardware, software or services.

Supplier - Provider of outsourcing services

Wards Disaster Recovery Plan /the Wards plan for recovery of midrange processing that is or will be developed, and as modified from time to time.

                                   EXHIBIT C

                                    CHARGES


MONTHLY SERVICE CHARGE (MSC) FOR 37 MONTH TERM:........................$115,000
SPECIAL CHARGES AS SET FORTH ON THE ATTACHED SCHEDULE, WHICH COMMENCED JANUARY 1999 PER SERVICE AGREEMENT NO. 1, SHALL BE ADDED TO THE MSC AND PAYABLE MONTHLY.

A.   THE MSC SHALL INCLUDE:
          Mid-range support services of the mid-range environment (as it exists on the Service Agreement Effective Date) consisting of:
          .  Eight (8) RS6000 SP2 (3 - SP2, 2 - 570 Ravens, 1 - J40, 1- G30 and
             1 - F30).
          .  One (1) DEC/VAX.
          .  One (1) AS/400.
          . System management support of mid-range environment as set forth in Exhibit B.
             ---------

B.   OUT-OF-SCOPE
     - The MSC includes only implementation support for projects beyond the scope of the services description in Exhibit B (including by way of
                                             ---------
        example but not by limitation, Sunrise, Smart Store, Auto Express, Data Propagator, UOB Database implementation, ADSM implementation). Wards shall retain primary responsibility for such projects. Mid-range services currently provided by consultants retained by Wards shall remain Wards' responsibility.
     - Wards may, at its option, elect to have Supplier provide Disaster Recovery services. Such Disaster Recovery services, including support for testing, shall be provided to Wards at third-party cost plus 15%.

C.   PASS-THROUGH EXPENSES
     1. Wards shall retain ownership and financial responsibility for mid-range Equipment and Software leases, licenses and maintenance. If Supplier pays such obligations directly, it shall invoice such expenses as Pass-Through Expenses to Wards at cost.
     2. All telecommunications expenses, including but not limited to connectivity between Wards' corporate complex, Signature and Supplier's data center.

D.   EXCESS USAGE
     In the event that Wards requires the use of additional Equipment or Wards Equipment at Supplier's facility, Wards agrees to pay, in addition to the MSC, the following:
     1. With Wards' approval, $1500 per month per 100 square feet in excess of the initial square footage used to provide the Services.
     2. With Wards' approval, $5000 per month per additional full-time equivalent employee needed in excess of the initial number of Transferred Employees used to provide the Services.
     3. The cost of the installation of such Equipment and Software as Pass-Through Expenses.
E.   DOWNSIZING
     In the event that the resources used to provide the Services under this Service Agreement are reduced below those used as of the Service Agreement Commencement Date, the following reductions shall be made to the MSC:
     1. With Wards' approval, $1000 per month per one hundred (100) square feet at Supplier's facility removed from the initial square footage used to provide the Services.

     2. With Wards' approval, $4000 per month per full-time equivalent employee who is no longer dedicated to providing the Services.

F.   MINIMUM MONTHLY CHARGE
     - Months 1-13 -- $115,000 (as adjusted as set forth above) plus Special Charges.
     -  Months 14-25 -- $92,000 plus Special Charges.
     -  Months 26-37 -- $69,000 plus Special Charges.

G.   TERMINATION CHARGES
     - In the event of termination for any reason, Wards shall repurchase all equipment and software described in Wards' letter to Supplier dated October 28, 1998, at the unamortized principal balance set forth on the attached schedule.

                    RS6000 - SP2 EQUIPMENT AMORTIZATION
                    -----------------------------------
                    SCHEDULE
                    --------

                     Beginning                                                            Unamortized
                     Principal          Monthly          Interest        Principal         Principal
     Month            Balance           Payment           Expense        Reduction          Balance
     -----            -------           -------           -------        ---------          -------
       1          $4,658,670.51       $145,985.80       $31,057.80      $114,928.00       $4,543,742.51
       2          $4,543,742.51       $145,985.80       $30,291.62      $115,694.18       $4,428,048.33
       3          $4,428,048.33       $145,985.80       $29,520.32      $116,465.48       $4,311,582.85
       4          $4,311,582.85       $145,985.80       $28,743.89      $117,241.92       $4,194,340.93
       5          $4,194,340.93       $145,985.80       $27,962.27      $118,023.53       $4,076,317.40
       6          $4,076,317.40       $145,985.80       $27,175.45      $118,810.35       $3,957,507.05
       7          $3,957,507.05       $145,985.80       $26,383.38      $119,602.42       $3,837,904.63
       8          $3,837,904.63       $145,985.80       $25,586.03      $120,399.77       $3,717,504.86
       9          $3,717,504.86       $145,985.80       $24,783.37      $121,202.44       $3,596,302.42
      10          $3,596,302.42       $145,985.80       $23,975.35      $122,010.45       $3,474,291.97
      11          $3,474,291.97       $145,985.80       $23,161.95      $122,823.86       $3,351,468.11
      12          $3,351,468.11       $145,985.80       $22,343.12      $123,642.68       $3,227,825.43
      13          $3,227,825.43       $145,985.80       $21,518.84      $124,466.97       $3,103,358.47
      14          $3,103,358.47       $145,985.80       $20,689.06      $125,296.75       $2,978,061.72
      15          $2,978,061.72       $145,985.80       $19,853.74      $126,132.06       $2,851,929.67
      16          $2,851,929.67       $145,985.80       $19,012.86      $126,972.94       $2,724,956.73
      17          $2,724,956.73       $145,985.80       $18,166.38      $127,819.42       $2,597,137.31
      18          $2,597,137.31       $145,985.80       $17,314.25      $128,671.55       $2,468,465.75
      19          $2,468,465.75       $145,985.80       $16,456.44      $129,529.36       $2,338,936.39
      20          $2,338,936.39       $145,985.80       $15,592.91      $130,392.89       $2,208,543.50
      21          $2,208,543.50       $145,985.80       $14,723.62      $131,262.18       $2,077,281.32
      22          $2,077,281.32       $145,985.80       $13,848.54      $132,137.26       $1,945,144.06
      23          $1,945,144.06       $145,985.80       $12,967.63      $133,018.17       $1,812,125.88
      24          $1,812,125.88       $145,985.80       $12,080.84      $133,904.96       $1,678,220.92
      25          $1,678,220.92       $145,985.80       $11,188.14      $134,797.66       $1,543,423.26
      26          $1,543,423.26       $145,985.80       $10,289.49      $135,696.31       $1,407,726.95
      27          $1,407,726.95       $145,985.80       $ 9,384.85      $136,600.96       $1,271,125.99
      28          $1,271,125.99       $145,985.80       $ 8,474.17      $137,511.63       $1,133,614.36
      29          $1,133,614.36       $145,985.80       $ 7,557.43      $138,428.37       $  995,185.99
      30          $  995,185.99       $145,985.80       $ 6,634.57      $139,351.23       $  855,834.76

      31          $  855,834.76       $145,985.80       $ 5,705.57      $140,280.24       $  715,554.53
      32          $  715,554.53       $145,985.80       $ 4,770.36      $141,215.44       $  574,339.09
      33          $  574,339.09       $145,985.80       $ 3,828.93      $142,156.87       $  432,182.21
      34          $  432,182.21       $145,985.80       $ 2,881.21      $143,104.59       $  289,077.63
      35          $  289,077.63       $145,985.80       $ 1,927.18      $144,058.62       $  145,019.01
      36          $  145,019.01       $145,985.80       $   966.79      $145,019.01              ($0.00)

                                   EXHIBIT D

                            SERVICE LEVEL AGREEMENT



                            SERVICE LEVEL AGREEMENT
                            -----------------------

                       FOR MIDRANGE PROCESSING SERVICES
                       --------------------------------

                               TABLE OF CONTENTS

                                                                 Page
                                                                 ----
I.   GENERAL...................................................... 1
     A.   General
     B.   Definitions............................................. 1
     C.   Measurement............................................. 2
     D.   Effective Date for Service Levels....................... 2
     E.   Revisions............................................... 2
     F.   Single Point of Contact................................. 3

II.  SERVICE LEVELS
     A.   Definitions............................................. 3
     B.   Service Level Measures.................................. 3
     C.   Service Levels.......................................... 3

III. SERVICE LEVEL CREDITS........................................ 4
     A.   Credits................................................. 4
     B.   Method of Calculation................................... 4
     C.   Frequency Factor........................................ 5
     D.   Excused Performance Problem............................. 5
     E.   Time Limit.............................................. 5

IV.  SERVICE LEVEL TERMINATION EVENTS............................. 6
     A.   Definition.............................................. 6
     B.   Repeated Service Level Failures......................... 6
     C.   Repeated Critical Service Level Failures................ 7
     D.   Catastrophic Level of Service........................... 7
     E.   Qualification........................................... 8

                            SERVICE LEVEL AGREEMENT
                            -----------------------
                       FOR MIDRANGE PROCESSING SERVICES
                       --------------------------------


I.   GENERAL

     A.   RELATIONSHIP TO SERVICE AGREEMENT AND MASTER AGREEMENT.

     This Service Level Agreement is entered into under the Master Agreement for Information Technology Services between Acxiom Corporation ("Supplier") and Montgomery Ward & Co., Incorporated ("Wards") dated November 6, 1998, and pertains to Service Agreement No. 3: Midrange Processing Services entered into by Wards and Supplier. Any inconsistency between this Agreement, the Service Agreement and the Master Agreement will be resolved pursuant to Section 2.3 of the Master Agreement.

     B.   DEFINITIONS

          In this Service Level Agreement ("SLA"), the terms listed below shall have the indicated meanings. Other terms may be defined in other sections of this SLA. Terms used in this SLA without definition have the meanings ascribed to them in the Master Agreement or Service Agreement.

          1.   Service Level Measure - For any Service identified in this SLA,
               ---------------------
               the method specified in this SLA for quantitatively calculating Supplier's actual performance. The results of these calculations are compared with Service Levels to evaluate Supplier's compliance with Service Levels.

          2.   Service Levels - For any Service identified in this SLA, the
               --------------
               required quantitative level or degree of performance by Supplier specified in this SLA as the "Service Level." The Service Levels are the minimally acceptable levels of service for the Services. Any failure to meet a Service Level is unacceptable and may constitute, based upon the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

          3.   Increased Impact Level - For any Service identified in this SLA,
               ----------------------
               the required quantitative level or degree of performance by Supplier specified in this SLA as the "Increased Impact Level." Any failure to meet an Increased Impact Level is unacceptable and may constitute, based upon the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

          4.   Critical Service Levels - Service Levels associated with those
               -----------------------
               Services that are most important to the conduct of Wards' operations, which are the subject of this Service Agreement.

          5.   Service Level Credits - The amounts which Wards shall have the
               ---------------------
               option, but not the obligation, to recover as liquidated damages, in lieu of any other monetary remedies Wards may have, each time Supplier fails to meet the Service Levels for any reason other than those specified in Section III.D of this SLA. Service Level Credits are calculated in the manner described in Section III of this SLA.

          6.   Service Level Termination Event - An occurrence or series of
               -------------------------------
               occurrences of deficient performance by Supplier in performing the Services specified in this SLA as a "Service Level Termination Event." The occurrence of a Service Level Termination Event constitutes, based upon the facts and circumstances, a material breach of Supplier's performance obligations under this Service Agreement and gives Wards the right to terminate this Service Agreement for cause.

     C.   MEASUREMENT

          Unless otherwise stated in this SLA, each Service Level Measure shall be calculated on a complete calendar month basis. Performance results shall be measured and reported based on actual results with any exceptions for Excused Performance Problems reported separately.

     D.   EFFECTIVE DATE FOR SERVICE LEVELS

          The Service Levels provided for in this SLA shall become effective as provided for in Section 7.1 of the Service Agreement.

     E.   REVISIONS

          1. From time to time during the Term, the Parties agree to negotiate in good faith to add, delete, or modify then-existing Service Level Measures, Service Levels, and Increased Impact Levels to reflect changes in Wards' business requirements or objectives. All such changes shall be adopted in the form of a signed written amendment to this SLA.

          2. In the event that any applicable system or function is replaced during the Term by a comparable system or function, the Service Level Measure, Service Level, and Increased Impact Level for such replacement system or function shall, to the extent reasonably practicable (i) be defined during the first 30 days of such replacement, and (ii) must be at least equivalent to the then-existing Service Level Measure, Service Level, and Increased Impact Level for the replaced system or function (assuming the replacement system is capable of delivering the same Service Levels as the replaced system).

          3. At all times during the Term, Supplier shall provide the Services in a manner that meets or exceeds the then-existing Service Levels. The remedies for failure to do so shall include the remedies defined in this SLA, the Service Agreement, and the Master Agreement.

     F.   SINGLE POINT OF CONTACT

          Regardless of whether any failure by Supplier to meet a Service Level is attributable to Supplier or an Excused Performance Problem, Supplier shall provide a single point of contact to address resolution of such failure and shall act promptly to address the problem causing the failure. Unless otherwise agreed by

          Wards, the Supplier Project Executive or his or her designee shall be the Supplier's single point of contact.


II.  SERVICE LEVELS

     A.   DEFINITIONS

     Certain technical definitions are included in the Glossary of Terminology attached as Appendix A to Exhibit B of the Service Agreement.

     B.   SERVICE LEVEL MEASURES

                    DATA BACKUP, ARCHIVING AND RESTORATION
                    --------------------------------------

OBJECTIVE:     To ensure proper safeguards are being taken by the Supplier to protect critical Wards data as identified by Wards with consistent, reliable, and documented process(es) for management of data backups, data archives, off-site data rotation and data restoration across the Wards environments under the Supplier's span of control.

DEFINITION:    The Suppliers process(es) for midrange data backup, archiving and restoration of data within the Wards midrange environments.
               Ensuring the Suppliers process(es) are backing up, archiving and restoring these files as identified by Wards.

METHOD: The Supplier will document and maintain the processes used to backup and restore the Wards identified data. The Supplier will provide appropriate tools and processes for managing and measuring compliance with established Data Backup, archiving and restoration guidelines as indicated in the Procedures Manual.

SERVICE LEVEL:

                    Values                             Metrics
               ---------------------------------------------------------------------------------------
                    Service Level -                    99.9% of all critical data identified by
                                                       Wards is being backed up and stored as
                                                       required per the Procedures Manual.
               ---------------------------------------------------------------------------------------
                    Increased Impact -                 Less than 99.2% of all critical data
                                                       identified by Wards is being backed up and
                                                       stored as required per the Procedures Manual.
               ---------------------------------------------------------------------------------------


IMPACT:             High

AFFECTED AREA:      Wards applications and Supplier's Disaster Recovery Plan

RESPONSIBILITY:     Supplier

PERIOD:             Monthly

REPORT:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I



                          DISASTER RECOVERY SERVICES
                          --------------------------

OBJECTIVE:   To provide midrange disaster recovery services for the Wards
             Disaster Recovery Plan, which is a non-contractual document. The target is to provide on-going midrange services to Wards within 48 hours of a declared disaster, including system processes as well as all Wards' critical midrange applications

DEFINITION:  Supplier declares a disaster when Supplier services to Wards are interrupted due to significant equipment, computer or network related failure longer than the period defined in Wards Disaster Recovery Plan.

METHOD: A declared disaster will be announced by the Supplier Account Manager in compliance with the Wards Disaster Recovery Plan..

SERVICE LEVEL:

               Values                                     Metrics
          ------------------------------------------------------------------------------------------------------------
               Service Level                              Restoration of midrange operating system software and
                                                          critical applications to Wards within 48 hours of a
                                                          declared disaster and restoration of remaining applications as provided in the Wards Disaster Recovery Plan.
          ------------------------------------------------------------------------------------------------------------
               Increased Impact                           Restoration of critical midrange operating system
                                                          software and critical applications to Wards  within 72
                                                          hours of a declared disaster and restoration of other
                                                          applications by no more than 12 hours after the time
                                                          specified in the Wards Disaster Recovery Plan.
          ------------------------------------------------------------------------------------------------------------


IMPACT:             High

AFFECTED AREA:      Wards midrange applications and Users

RESPONSIBILITY:     Supplier

PERIOD:

Resource Range:     All midrange platforms under the control of the Supplier
                    that are in scope and included in the Wards Disaster
                    Recovery Plan.

REPORT:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I

                            DISASTER RECOVERY TEST
                            ----------------------

OBJECTIVE:     Supplier will demonstrate its ability to restore Wards Midrange systems in accordance with the Wards Disaster Recovery Plan, which is a non-contractual document, in the event of a disaster.
               Supplier will be responsible for the successful execution of the Wards disaster recovery test plan for Wards Midrange processing.

DEFINITION:    Disaster recovery testing is the process by which Supplier ensures that the disaster recovery services being provided to Wards can be restored in a swift and accurate manner following a disaster situation in accordance with the Wards Disaster Recovery plan, which is a non-contractual document. This service level is valid as long as Wards participates in the disaster recovery planning, interface and testing process as defined in the Procedures Manual and as mutually agreed to by Supplier and Wards.

METHOD: Supplier will test the midrange Disaster Recovery Plan as defined in the Wards Disaster Recovery Plan. Supplier will provide test results to Wards within one week of test completion.

SERVICE LEVEL:

                   Values                          Metrics
               ----------------------------------------------------------------------------------------
                   Service Level                   90% of all scheduled activities are completed
                                                   according to the Wards Disaster Recovery Test
                                                   Plan.
               ----------------------------------------------------------------------------------------
                   Increased Impact                Less than 80% of all scheduled activities are
                                                   completed according to the Wards Disaster
                                                   Recovery Test Plan.
               ----------------------------------------------------------------------------------------

IMPACT:             Medium

AFFECTED AREA:      Wards Midrange Platforms

RESPONSIBILITY:     Supplier

PERIOD:             Annually

RESOURCE RANGE:     All midrange platforms under the control of the Supplier and agreed to be included in the Test.

REPORT:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-II



                             SYSTEMS AVAILABILITY
                             ---------------------

OBJECTIVE:   Monitoring Systems availability and performance according to defined targets. Starting and stopping defined Systems Services according to specified service availability schedules. Initiating Problem Management procedures to rectify any performance or availability failures.

DEFINITION:  Eachpplication/server is available during hours of scheduled availability. To be available, each Online Service must be: (1) Accessible and usable to Wards User Community according to Scheduled Availability; (2) Minimum required files open and accessible to each Online Service as directed by Wards; (3) Availability calculated as:

             (Scheduled Available - Unscheduled Outage) / scheduled available = % available

             i.e.  (100-10)/100=90% Available

SCHEDULED AVAILABILITY MEANS:

                        MIDRANGE SCHEDULED AVAILABILITY
                        -------------------------------

APPLICATION/SERVER                                   AVAILABILITY

Data Warehouse                                  Mon.- Sat. 04:00 - 18:00
SP Complex

Sunrise Development                             Mon.-Sun. 05:00 - 23:59
Sunrise Production
Raven 1-2

E3                                              Mon. -Sun. 07:00 - 19:00
Wards SE3

ADS                                             Mon. - Sun. 00:00-01:59
MW PROD QA                                                  04:00-23:59

NPS/2                                           Mon.-Sun.   00:00-01:59
MW PROD QA                                                  04:00-23:59


METHOD: Monitoring all Online Services to ensure their performance and availability remains within the service levels. The Supplier will provide console or other appropriate management processes to control the Wards Midrange environments within their control.


   SERVICE LEVEL:
              Values                      Metrics
             ------------------------------------------------------------------
              Service Level -             95% of all Online Services have been
                                          maintained to Wards schedules.
             ------------------------------------------------------------------
              Increased Impact -          Less than 90% of all Online Services
                                          been maintained to Wards schedules.
             ------------------------------------------------------------------

IMPACT:             High

AFFECTED AREA:      Wards Employees, applications, distribution and stores.

RESPONSIBILITY:     Supplier

PERIOD:             Monthly

REPORT:             See Master Agreement Schedule D, Reporting


ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I



                          BATCH REPORTS AVAILABILITY
                          --------------------------

OBJECTIVE:   Monitoring Batch Reports availability and performance according to defined targets. Ensuring availability, electronically or otherwise of defined Batch Reports according to specified service schedules.
             Initiating Problem Management procedures to rectify any performance or availability failures.

DEFINITION:  The Suppliers processes for Batch Reports monitoring and control within the Wards Midrange environments.

METHOD: Monitoring all Batch Reports to ensure their availability remains within specified tolerances. The Supplier will provide batch management processes to control the Wards Midrange environments within their control.

   SERVICE LEVEL:
              Values                  Metrics
             -------------------------------------------------------------------
              Service Level -         Batch Reports have been produced and made
                                      available according to Ward's schedules
                                      with no more than one delivery that is
                                      late by no more than 4 hours.
             -------------------------------------------------------------------
              Increased Impact -      Batch Reports have been produced and made
                                      available according to Ward's schedules
                                      with more than one delivery or the late
                                      report is not delivered within 8 hours of
                                      scheduled time.
             -------------------------------------------------------------------

IMPACT:             High

AFFECTED AREA:      Wards Employees, applications, distribution and stores.

RESPONSIBILITY:     Supplier

PERIOD:             Monthly

RESOURCE RANGE:     Performance within this specification is to the extent of
                    the Supplier's span of control.

REPORT:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I



                           REQUEST TIME TO COMPLETE
                           ------------------------

OBJECTIVE:   To insure that midrange environment modification requests are completed in an acceptable amount of time.

DEFINITION:  Midrange environment modification requests are those system management functions performed by the Supplier in routine support of the midrange processing environment.

METHOD: The Supplier provided change management system or Supplier provided help desk problem tracking system will be used to calculate time to complete.


   SERVICE LEVEL:
              VALUES                     Metrics
             -------------------------------------------------------------------
              Service Level -            90% of requests completed by target
                                         date as mutually agreed upon.
             -------------------------------------------------------------------
              Increased Impact -         Less than 85% of requests completed by
                                         target date as mutually agreed upon.
             -------------------------------------------------------------------

IMPACT:             High

AFFECTED AREA:      Wards User Community

RESPONSIBILITY:     Supplier

PERIOD:             Monthly

HOURS OF OPERATION: 24x7x365.

RESOURCE RANGE:     For all Wards' midrange systems, present and future, which are under the Supplier's control.

Report:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type - I



                                 RESPONSE TIME
                                 -------------

OBJECTIVE:   Supplier will provide acceptable response times for end users.

DEFINITION:  The first component of response time for the midrange on-line environment is measured by the percentage of transactions that complete within the defined time limits (internally measured elapsed time). Each online environment has its own response time objectives based on the workload they support and their historical response time trends. The baseline for response times will be tracked by Supplier during the period from the Service Agreement Effective Date to the Service Agreement Commencement Date and included in this Service Level.

              TRANSACTION BY OPERATING      Baseline Measurement
              SYSTEM
             -------------------------------------------------------------------
              RS/6000                       Baseline provided by Supplier and
                                            agreed upon by Wards.
             -------------------------------------------------------------------
              AS/400                        Baseline provided by Supplier and
                                            agreed upon by Wards.
             -------------------------------------------------------------------

METHOD: Data Capture: The Supplier will use Supplier provided manual records, job logs, systems logs, and any other tools available to determine the response time Measurement Interval: At least once per period or by exception (i.e. missing a threshold). Supplier will provide monthly summary reports to Wards Management for review.

  SERVICE LEVEL:
             Description                    Data Points
             -------------------------------------------------------------------
              Service Level                 98% of midrange system transactions
                                            are completed[based upon measurement
                                            methods determined during the
                                            Transition Period].
             -------------------------------------------------------------------
              Increased Impact              Less than 95% of midrange system
                                            transactions are completed [based
                                            upon measurement methods determined
                                            during the Transition Period].
             -------------------------------------------------------------------

IMPACT:             High

AFFECTED AREA:      Wards Offices and Employees

RESPONSIBILITY:     Service Performance: Supplier provides baseline and all
                    services related to this Service Level.

                    Compliance Management: Supplier provides calculation, reporting and analysis for this Service Level

PERIOD:             Monthly

HOURS OF OPERATION: 24x7x365

RESOURCE RANGE:     This service level is valid, provided the transaction
                    volumes do not exceed baseline transaction volumes per day:

Report:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Type-I

     C.  SERVICE LEVELS

     The Service Levels are identified in the following table(s). Each Service Level is assigned a Severity Weight in the following table(s), which is used in the calculation of the Service Level Credits. The Severity Weights are expressed as percentages, totaling 100% for all Service Levels, and approximate the relative severity of the impact on Wards' operations of failures to meet the respective Service Levels. The parties acknowledge that these percentages are approximations of probable severity and relative importance and do not limit Wards' right to contend that one or more failures to meet one or more of the Service Levels may constitute a material breach of the Agreement. Upon 30 days advance notice to Supplier, Wards may adjust the Severity Weights of the respective Service Levels as Wards deems appropriate so long as the total of such percentages does not exceed 100%.

------------------------------------------------------------------------------------------------------------------
  SERVICE
   LEVEL              DESCRIPTION         SERVICE LEVEL      SEVERITY     SERVICE LEVEL        INCREASED
 STANDARD ID                               MEASUREMENT        WEIGHT                          IMPACT LEVEL
------------------------------------------------------------------------------------------------------------------
                      DATA BACKUP,         PERCENTAGE          15            99.9%             LESS THAN
                       ARCHIVING           BACKED UP                                             99.2%
                    AND RESTORATION
------------------------------------------------------------------------------------------------------------------
                   DISASTER RECOVERY       RESTORATION          10          WITHIN 48           WITHIN 72
                         PLAN                 TIME                            HOURS               HOURS
------------------------------------------------------------------------------------------------------------------
                   DISASTER RECOVERY          TEST               5         90% of all         Less than 80%
                         TEST              PERFORMANCE                     scheduled              of all
                                                                          activities are         scheduled
                                                                            completed          activities are
                                                                           according to          completed
                                                                            the Wards          according to
                                                                             Disaster           the Wards
                                                                           Recovery Test         Disaster
                                                                               Plan.           Recovery Test
                                                                                                   Plan.
------------------------------------------------------------------------------------------------------------------
                 SYSTEMS AVAILABILITY      PERFORMANCE          20          95% of all        Less than 90%
                                                                         Online Services       of all Online
                                                                            have been          Services have
                                                                          maintained to       been maintained
                                                                         Wards schedules.        to Wards
                                                                                                schedules.
------------------------------------------------------------------------------------------------------------------
                     BATCH REPORT          PERFORMANCE          15        Batch Reports        Batch Reports
                     AVAILABILITY                                           have been            have been
                                                                           produced and         produced and
                                                                          made available       made available
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                           according to           according to
                                                                              Ward's                 Ward's
                                                                          schedules with         schedules with
                                                                           no more than           more than one
                                                                           one delivery          delivery or the
                                                                         that is late by          late report is
                                                                          no more than 4           not delivered
                                                                              hours.              within 8 hours
                                                                                                   of scheduled
                                                                                                       time.
-------------------------------------------------------------------------------------------------------------------
                    REQUEST TIME TO        PERFORMANCE          15        90% of requests          Less than 85%
                       COMPLETE                                             completed by            of requests
                                                                           target date as           completed by
                                                                           mutually agreed         target date as
                                                                                upon.              mutually agreed
                                                                                                        upon.
-------------------------------------------------------------------------------------------------------------------
                     RESPONSE TIME       TRANSACTION TIME       20         98% of midrange         Less than 95%
                                                                                system              of midrange
                                                                            transactions              system
                                                                                 are                transactions
                                                                           completed[based          are completed
                                                                                 upon                [based upon
                                                                             measurement             measurement
                                                                               methods                 methods
                                                                             determined              determined
                                                                             during the              during the
                                                                             Transition              Transition
                                                                               Period                  Period
-------------------------------------------------------------------------------------------------------------------

       The following Service Levels are designated as Critical Service Levels:


   ---------------------------------------------------------------------------
      SERVICE                  APPLICATION                  DESCRIPTION
       LEVEL
      STANDARD
        ID
   ---------------------------------------------------------------------------
                                                        ONLINE AVAILABILITY
   ---------------------------------------------------------------------------
                                                           RESPONSE TIME
   ---------------------------------------------------------------------------


III. SERVICE LEVEL CREDITS

     A.  CREDITS

     In each case of a failure to satisfy a Service Level Supplier will, within five (5) days from the identification of the deviation from the applicable Service Level, provide to Wards a plan of activities which will allow Supplier to satisfy the applicable Service Level at the earliest date practicable. In addition, Wards shall be entitled to recover a Service Level Credit for such Service Level calculated in the manner described below, provided, however, that the aggregate amount of such Service Level Credits for any given month will not exceed ten percent (10%) of Supplier's monthly charges under this Service Agreement for the applicable month (excluding Pass-Through Expenses, if any). If a single event directly causes a failure to achieve more than one Service Level, then only one Service Credit will apply. In such event, Wards will select the Service Level that will be used for the calculation of the Service Credit.

     B.  METHOD OF CALCULATION

     If Supplier fails to meet or exceed a Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any). If Supplier's performance fails to meet an Increased Impact Level for any Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any) (this calculation being in lieu of, and not in addition to, the credit calculation for the corresponding Service Level failure). To calculate the total Service Level Credit due to Wards for the applicable month, the amounts calculated for each Service Level or Increased Impact Level as described above will be totaled and such amount shall be available as a credit to Wards against Supplier's invoice for the applicable month.

     C.  FREQUENCY FACTOR

     In any case where Supplier fails to achieve the same Service Level (including failure to achieve the designated Increased Impact Level for that Service Level) in two consecutive months or in any four months in any 12-month period, the applicable Severity Weight shall be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any), and for any subsequent months in which Supplier fails to achieve such Service Level or Increased Impact Level; provided, however, that in no case will Supplier be liable for total Service Credits which exceed ten percent (10%) of the applicable monthly invoice (excluding Pass-Through Expenses and Special Charges, if any).

The Service Credits will revert to the method of calculation provided in Section III.A. above in the following circumstances:

     1. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is different from the root problem that was the cause of the failure in the first month, the calculation will revert to the method of calculation in Section III.A. following four consecutive months of achieving the Service Level.

     2. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is the same as the root problem that was the cause of the failure in the first month, the calculation will revert to the method of calculation in
         Section III.A. following ten consecutive months of achieving the Service Level.

Nothing in the preceding two paragraphs will excuse the application of the frequency factor in the calculation of Service Credits if a subsequent failure to achieve a Service Level would otherwise make the frequency factor apply.

     D.  EXCUSED PERFORMANCE PROBLEM

     Supplier shall not be liable to pay Wards Service Level Credits for any failure to meet a Service Level to the extent that such a failure is directly attributable to (i) a Force Majeure Event; (ii) breaches of this Agreement by Wards, provided that Supplier has provided Wards with reasonable notice of such breach immediately after becoming aware of it and determining that such breach will adversely impact Supplier's performance of Services and Supplier has used all Commercially Reasonable Efforts to perform notwithstanding such breach;
(iii) acts or omissions of Wards (or third parties acting on behalf of Wards under a written agreement), provided that Supplier has provided Wards with reasonable notice of such act of omission immediately after becoming aware of it and determining that such problem will adversely impact Supplier's performance of the Services and Supplier has used Commercially Reasonable Efforts to perform notwithstanding the act or omission; or (iv) the first manifestation of an extraordinary latent error or defect in Equipment used by Supplier in providing the Services (and any related repeated instances pending the applicable Supplier's correction of the defect) if such defect was (1) unknown to Supplier and (2) not disclosed in any information distributed by the third party licensor, manufacturer, or distributor and (3) not preventable or discoverable through normal testing or maintenance procedures. The foregoing are referred to herein collectively as an "Excused Performance Problem." Supplier shall be liable to grant Wards Service Level Credits for any failure to meet a Service Level attributable to any cause other than causes expressly included in the categories listed above.

     E.  TIME LIMIT

     If Supplier does not notify Wards of any Excused Performance Problem (as described in Section III.D above) within ninety (90) days of the date Supplier provides Performance Reports covering the time period during which the Excused Performance Problem is alleged to have occurred, then Supplier shall be deemed to have waived the claim of an Excused Performance Problem.


IV.  SERVICE LEVEL TERMINATION EVENT

     A.  DEFINITION

         1.   Measurement Event - For purposes of this section, a "Measurement
              -----------------
              Event" will be the monthly calculation of Supplier's actual performance for each Service Level or Critical Service Level. The total possible Measurement Events during any specific period of time is the product of the number of months in that time period times the number of Service Levels or Critical Service Levels, as applicable.

         2.   Failure Event - For purposes of this section a "Failure Event"
              -------------
              shall be a specific Measurement Event for which Supplier fails to achieve the relevant Critical Service Level(s) or Service Level(s); provided, however, that any such failure caused by an event described in Section III.D of this SLA shall not be counted as a Failure Event. Any single event, act or omission that causes multiple Service Levels to be missed will be counted as one Failure Event.

     B.  REPEATED SERVICE LEVEL FAILURES

         Certain repeated failures by Supplier to achieve the required Service Levels will constitute a Service Level Termination Event.

         The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the Maximum
                                                          -------
         Failure Events specified in the following table:

--------------------------------------------------------------------------------------------------
SERVICE LEVEL MEASURE     MEASUREMENT PERIOD      MAXIMUM FAILURE EVENTS      TOTAL MEASUREMENT
                                                     (CRITICAL SERVICE      EVENTS IN MEASUREMENT
                                                          LEVELS)                  PERIOD
--------------------------------------------------------------------------------------------------
Service Level Failure    Rolling Six Months                 6                       18
Events
--------------------------------------------------------------------------------------------------
Service Level Failure    Rolling Twelve Months             12                       37
Events
--------------------------------------------------------------------------------------------------
Increased Impact Level   Rolling Six Months                 6                       18
Failure Events
--------------------------------------------------------------------------------------------------
Increased Impact Level   Rolling Twelve Months             12                       37
Failure Events
--------------------------------------------------------------------------------------------------

 C.   REPEATED CRITICAL SERVICE LEVEL FAILURES

          Certain repeated failures by Supplier to achieve the required Critical Service Levels will constitute a Service Level Termination Event.

          The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the Maximum
                                                           -------
          Failure Events specified in the following table:

--------------------------------------------------------------------------------------------------
SERVICE LEVEL MEASURE     MEASUREMENT PERIOD      MAXIMUM FAILURE EVENTS      TOTAL MEASUREMENT
                                                    (CRITICAL SERVICE       EVENTS IN MEASUREMENT
                                                         LEVELS)                   PERIOD
--------------------------------------------------------------------------------------------------
Service Level Failure    Rolling Six Months                3                         12
Events
--------------------------------------------------------------------------------------------------
Service Level Failure    Rolling Twelve Months             6                         24
Events
--------------------------------------------------------------------------------------------------
Increased Impact Level   Rolling Six Months                3                         12
Failure Events
--------------------------------------------------------------------------------------------------
Increased Impact Level   Rolling Twelve Months             6                         24
Failure Events
--------------------------------------------------------------------------------------------------

     D.  CATASTROPHIC LEVEL OF SERVICE


         Recovery of the Midrange Services identified as in production, within seventy-two (72) hours of any Failure Event.



     E.  QUALIFICATION

         Nothing in this Section IV is intended to imply that any lesser number or different combination of occurrences of deficient performance by Supplier may not also constitute a material breach of Supplier's obligations warranting termination of the Service Agreement by Wards for cause.

                                   EXHIBIT E

                             TRANSFERRED EQUIPMENT


NONE

                                   EXHIBIT F

                         WARDS FACILITIES AND EQUIPMENT


MIDRANGE HARDWARE

DATA WAREHOUSE SP2
SERIAL NUMBER 78788

9076-30A RS/6000 SP
   1009 EXP FRAME-604E HIGH NODE          1
   1250 STND CUSTOMIZE PREINSTALL         1
   2009 ONE 604E HIGH NODE EXP DRA        2
   2022 EXP DRAWER 2-160 MHZ TN           4
   2412 ENHANCED SCSI-2 DIFF F/W A        2
   2415 SCSI-2 F/W ADAPTER /A             3
   2424 0.6M 16-BIT SCSI-2 SYS CBL        1
   2426 16-BIT Y-CBL FOR SCSI-2 F/ W      1
   2980 ETHERNET LAN   ADAPTER            7
   3031 2.2GB SCSI-2 DISK DRIVE           7
   3034 4.5GB SCSI-2 F/W DISK            10
   4011 SP SWITCH                         2
   4020 SP SWITCH ADAPTER                13
   4030 1GB SMP DIMMS ON 1GB CARD         3
   4089 256MB S6 MEMORY CARD             20
   4154 512MB SMP DIMMS ON 1GB CAR        2
   4158 512MB MEMORY CARD                 4
   4224 ETHERNET 10BASET TRANSCEIV        4
   4324 604E SMP 2W 200 MHZ PROC          6
   6217 SSA 4-PORT RAID ADAPTOR          14
   9203 SP WIDE NODE SRVC LADDER          1
   9310 SP SWITCH CABLE-10 METERS        16
   9420 AIX 4.2 AND PSSP FOR AIX         13
   9422 AIX V4.2 AND PSSP V2.2           13
   9920 LOW VOLTAGE POWER                 1
   9986 LINE CORD, CHICAGO                1

7133-020  SSA DISK SUBSYSTEM              4
    3416  4.5GB DSK DRV                  64
    5100  10.0M SSA COPPER CABLE         32

7133-020  SSA DISK SUBSYSTEM              4
    3416  4.5GB DSK DRV                  64
    5100  10.0M SSA COPPER CABLE         32

7133-020  SSA DISK SUBSYSTEM              2
    3416  4.5GB DSK DRV                  32
    5100  10.0M SSA COPPER CABLE         16

3590-B11  TAPE DRIVE WITH RACL            2

7015-R00  RISC SYSTEM 6000                2

CONTROL WORKSTATION

7025-F30  RISC SYSTEM 6000                1
    2839  POWER GXT110P GRAPHICS ADAPTER  1
    2901  4.5GB ULTRA-SCSI 16-BIT HOT SW  1
    2902  4.5GB ULTRA-SCSI 16-BIT HOT S   1
    2931  8PORT ASYNCH ADPT EIA-232       1
    2985  PCI ETHERNET BNC/RJ-45 ADAPTER  3
    3614  P200 COLOR MONITOR              1
    4164  64MB  DIMM MEM                  1
    4168  128MB DIMM MEM                  1
    4314  166MHZ POWERPC 604E PROC 1MB    1
    5005  AIX OPERATING SYSTEM PREINSTAL  1
    6041  3 BUTTON MOUSE                  1
    6147  5GB/10GB 8MM INTERNAL TAPE DR   1


MWRAVEN1
SERIAL NUMBER 91334


7017-S70 ENTERPRISE SERVER                     1
        0009 LT MFG INDICATOR-DO NOT BUILD     1
        2901 4.5GB ULTR-SCSI16BIT HOT SWAP     2
        2963 TURBOWAYS 155  PCI UTP ATM ADA    2
        2979 PCI AUTO LANSTRTOKEN-RING ADAP    1
        2986 3COM 10/100 MBPS FST ETHERLINK    2
        4175 2048MB R1 MEM  GROUP (4X512MB)    1
        4176 2048MB R1 MEM  GRP (4X512) SEL    1
        5316 PROC.,4W, 262MHZ, 8MB L2,RIGHT    1
        6154 20/40GB 16BIT 8MM INT TAPE DR     1
        6171 PWR DIST UNIT  SIDE MNT, 1-PHS    1
        6215 PCI SSA, 4-PORTMULTI-INTI ADAP    2
        9060 BASE I/O RACK                     1
        9136 BASE PCI SCSI-2 F/W SINGLE-EN     2
        9171 PWR DIST UNIT SPECIFY-BASE/SI     1
        9295 BASE SCSI I/O DRAWER 7EIA         1
        9300 LANGUAGE GROUP SPEC-US ENGLISH    1
        9394 BASE 4.5GB F/W ULTRA SCSI DISK    1
        9619 BASE 12-20X CD-ROM WITH 16B CO    1
        9800 PWR CORD SPEC-US/CANADA           1



7133-020  SSA DISK SUBSYSTEM         3
    3416  4.5GB DSK DRV             42
    5100  10.0M SSA COPPER CABLE    16

MWRAVEN2
SERIAL NUMBER 91256

7017-S70 ENTERPRISE SERVER                     1
        0009 LT MFG INDICATOR-DO NOT BUILD     1
        2901 4.5GB ULTR-SCSI16BIT HOT SWAP     2
        2963 TURBOWAYS 155  PCI UTP ATM ADA    2
        2979 PCI AUTO LANSTRTOKEN-RING ADAP    1
        2986 3COM 10/100 MBPS FST ETHERLINK    2
        4175 2048MB R1 MEM  GROUP (4X512MB)    1
        4176 2048MB R1 MEM  GRP (4X512) SEL    1
        5316 PROC.,4W, 262MHZ, 8MB L2,RIGHT    1
        6154 20/40GB 16BIT 8MM INT TAPE DR     1
        6171 PWR DIST UNIT  SIDE MNT, 1-PHS    1
        6215 PCI SSA, 4-PORTMULTI-INTI ADAP    2
        9060 BASE I/O RACK                     1
        9136 BASE PCI SCSI-2 F/W SINGLE-EN     2
        9171 PWR DIST UNIT SPECIFY-BASE/SI     1
        9295 BASE SCSI I/O DRAWER 7EIA         1
        9300 LANGUAGE GROUP SPEC-US ENGLISH    1
        9394 BASE 4.5GB F/W ULTRA SCSI DISK    1
        9619 BASE 12-20X CD-ROM WITH 16B CO    1
        9800 PWR CORD SPEC-US/CANADA           1


7133-020  SSA DISK SUBSYSTEM         2
    3416  4.5GB DSK DRV             32
    5100  10.0M SSA COPPER CABLE    16



MWPRODQA J30
SERIAL NUMBER 50647




    7012-340 RISC/6000                       1
    2555 1GB SCSI-2 DISK DRIVE               2
    2558 1GB SCSI-2 DISK DR SELECT           1
    2790 POWER GT4X 8-BIT FEATURE            1
    2810 GRAPHICS APPL INPU ADP              1
    4074 64MB HD3 MEMORY SELECT FEATURE      1
    5005 SOFTWARE PRE-LOAD                   1
    6010 KEYBOARD U.S. 101 KEYS              1
    6041 3 BUTTON MOUSE                      1
    9000 ETHERNET THICK THIN CONN SPE        1
    9221 3.5" DISKETTE SPECIFY               1

     9300 LANGUAGE GROUP U.S.ENGLISH          1
     9800 LINE CORD                           1
     6091-019 19 INCH COLOR DISPLAY MONITO    1

MWPROD01 G30
SERIAL NUMBER 84848

7012-G30 RISC SYSTEM/6000
     2415 SCSI-2 FAST/WIDE ADPT/A             1
     2416 SCSI-2 DIFFERENTIAL FW ADPT         2
     2936 ASYN CBL EIA232/V.24                1
     2937 PTR/TERM INTERP EIA232              1
     2980 ETHER HI PERF LAN ADPT              1
     3034 4.5GB SCS-2 F/W DSK DR              2
     3056 2.2GB SCSI-2 F/W DSK DR SEL         1
     4142 256MB MP/DT MEM SELECT              1
     4224 ETHERNT 10BASET TRANSCEIVER         1
     5005 SOFTWARE PRE-LOAD                   1
     5307 DUAL POWERPC604 PROC CD UP          1
     6511 MEDIA DSK BAY CONV HW               1
     6513 INTERPOSER 16-8BIT CBL CONV         1
     9216 SCSI-2 F/W ADPT/A SPECIFY           1
     9221 3.5" DISKETTE SPECIFY               1
     9300 LANGUAGE GROUP U.S.ENGLISH          1
     9440 BASE CBL SCSI INT 4DROP 16BIT       1
     9606 8X SPEED TRAY LOADING CD-ROM        1
     9800 LINE CORD                           1

ISERV01  G30
SERIAL NUMBER 84849

7012-G30 RISC SYSTEM/
     2416 SCSI-2 DIFFERENTIAL FW ADPT          2
     2936 ASYN CBL EIA232/V.24                 1
     2937 PTR/TERM INTERP EIA232               1
     2980 ETHER HI PERF LAN ADPT               2
     3033 2.2GB SCSI-2 F/W DSK DR              2
     3056 2.2GB SCSI-2 F/W DSK DR SEL          1
     4142 256MB MP/DT MEM SELECT               1
     4224 ETHERNT 10BASET TRANSCEIVER          2
     5005 SOFTWARE PRE-LOAD                    1
     5307 DUAL POWERPC604 PROC CD UP           1
     6511 MEDIA DSK BAY CONV HW                1
     6513 INTERPOSER 16-8BIT CBL CONV          1
     9216 SCSI-2 F/W ADPT/A SPECIFY            1
     9221 3.5" DISKETTE SPECIFY                1
     9300 LANGUAGE GROUP U.S.ENGLISH           1
     9440 BASE CBL SCSI INT 4DROP 16BIT        1
     9606 8X SPEED TRAY LOADING CD-ROM         1
     9800 LINE CORD                            1

WARDSE3
SERIAL NUMBER 10-2RRMM

9406-640 AS/400E SYSTEM UNIT                   1
    0003 ORDER INSTALLED BY IBM                1
    0028 MIGRATE 3490E C10,C11,C22             1
    0044 DATA LOSS PROTECTION                  1
    0330 V.24/EIA232 20-FT CABLE               3
    2237 MODEL 640 PROCESSOR                   1
    2644 3490 MAGNETIC TAPE ATTACH/HP          1
    2688 OPTICAL LINK PROC(1063MBPS)           1
    2699 TWO-LINE WAN IOA                      1
    2810 LAN/WAN IOP                           5
    2815 PCI 155MBPS UTP OC3 ATM               2
    2816 PCI 155MBPS MMF ATM                   2
    2838 PCI 100/10MBPS ETHERNET IOA           1
    2924 ENGLISH                               1
    5024 SOFTWARE VERSION V4R2                 1
    5055 STORAGE EXPANSION UNIT                1
    5058 STORAGE EXPANSION UNIT                2
    5073 1063MBPS SYS UNIT EXP TOWER           1
    5083 1063MBPS STORAGE EXP TOWER            1
    5151 POWER SUPPLY (650 WATTS)              1
    5512 ALT IPL SPEC FOR 3490 CXX             1
    5520 COMPLETE SYSTEM ORDER                 1
    5540 ATTACH TWNAXAL WKSTA CTRL             1
    6533 RAID DISK UNIT CONTROLLER             3
    6534 MAGNETIC MEDIA CONTROLLER             1
    6907 4.19GB DISK UNIT                     65
    8180 OPT BASE 512MB MAIN STORAGE           2
    9082 14 FOOT LINE CORD                     1
    9083 LOCKING LINE CORD PLUG                1
    9182 14FT LINE CORD SPECIFY                1
    9183 LOCKING LINE CORD PLUG SPECIFY        1
    9280 BASE TWINAXIAL WSC                    1
    9699 BASE TWO-LINE WAN IOA                 1
    9754 BASE MFIOP WITH RAID                  1
    9907 BASE 4.19GB DISK UNIT                 1




   9309-002 RACK ENCLOSURE, 1.6 METER          1
      9171 GENERAL PURPOSE I/O RACK            1
      9986 6 FT CABLE (CHICAGO)                1

                                   EXHIBIT G

                           THIRD PARTY CONTRACTS AND
                             THIRD PARTY SOFTWARE

                               MIDRANGE SOFTWARE

DATA WAREHOUSE SP2
SERIAL NUMBER 78788

5765-C34  AIX VERSION 4
5765-421  C SET + + FOR AIX VERSION 3      1
5765-654  PERF TBX NETWK FOR AIX V 2.2     1
5765-145  LOADLEVELER RS6000 SP FAMILY     1

DB2 UDB EEE 5.0
ADSM CLIENT / SERVER

MWRAVEN1
SERIAL NUMBER 91334

5765-C34  AIX VERSION 4
5270      IBM C and C++ Compiler
8297      ADSM User


MWRAVEN2
SERIAL NUMBER 91256

5765-C34  AIX VERSION 4
5270      IBM C and C++ Compiler
8297      ADSM User

MWPRODQA J30
SERIAL NUMBER 50647

5601-257  AIX WINDOWS ENVMNT/6000               1
     0173  GRAD GRP E5 BASIC OTC                1
     0960  PG E5 BASIC OTC                      1
     0966  BASIC 3D UPDATE GRP E5               1
     3407  8MM TAPE                             1
     3444  SERIAL NUMBER ONLY                   1
     3466  PRELOAD FXD W/BKP COPY OPT           1
     4968  PRELOAD DASD W/BKP OPT OTC           1
     5005  PRELOAD FIXED DISK STORAGE           1
     5051  3D PRODUCT CODE                      1
     5052  PRODUCT CODE 2D                      1
     7960  PERSONAL GRAPHIGS                    1
     7961  GKS-CO                               1
     9001  ASSET REGISTRATION                   1


5756-030  AIX V/3 FOR RISC SYS/6000             1

    0190  SW LEV AIX V3.2.3 R6000 BSE          1
    0193  AIX VER 3.2.5                        1
    1504  BASIC OTC GRP E5 UL 1-2              1
    3317  OTC 8MM PROCESS CHARGE               1
    3444  SERIAL NUMBER ONLY                   1
    3466  PRELOAD W/BKP COPY OPT               1
    4961  PRELOAD W/BKP COPY OPT               1
    5050  PRODUCT CODE                         1
    5061  VISUAL SYS MGR                       1
    5445  PREINSTAL DASD                       1
    5700  UPGRADE/RECONFIGURATION              1
    9001  ASSET REGISTRATION                   1

5601-457  AIX XSTATION MANAGER/6000            1
    1121   GRAD GRP E5 BASIC OTC               1
    3407   8MM TAPE                            1
    3444   SYSTEM PROGRAM ORDER                1
    4268   MASTER COPY FEATURE                 1
    5051   PRODUCT CODE                        1
    9001   ASSET REGISTRATION                  1

5696-907  PEX AND PHIGS VERSION 4.1.5          1
    3444   SERIAL NUMBER ONLY                  1
    4003   PG G5 BUPG VER 4.1                  1
    9001   ASSET REGISTRATION                  1

5765-393  AIX VERSION 4.1                      1
    3444   SERIAL NUMBER ONLY                  1
    3621   BUPG PG G5 V3.2-4.1 (3603)          1
    3632   BUPG V3.2-4.1 NSU 1                 2
    9001   ASSET REGISTRATION                  1

5765-660  PEX & PHIGS AIX 4.2                  1
    4003   UPG F P&PH V4.1 T P&PH V4.2         1
    9001   ASSET REGISTRATION                  1

5765-C34  AIX VERSION 4 (REPACKAGED)           1
     4038  FR 5765-393 TO C34 UPG 1-2          1
     4044  FR 5765-393 TO C34 UPG NS U AL      2
     5012  NETSCAPE 4.2.X NON-EXP NA           1
     5014  LOTUS DOM 64B 4.2.X NA              1
     9001  ASSET REGISTRATION                  1

5750-AFC  SYSTEM PROGRAM ORDER                 1
     0400  5756-030 3.2                        1
     0409  5601-257 3D                         1
     0419  BOTC AIX XL FORTRAN 2.3.0           1
     0457  5601-257 2D                         1
     0465  BOTC AIX XSTATION MGR 1.4.1         1
     0482  VISUAL SYS MGR                      1
     3407  8MM TAPE                            1
     5700  UPGRADE/RECONFIGURATION             1

     7960  BOTC GRAPHIGS PUB                    1
     7961  BOTC GKS PUBS                        1
     9001  ASSET REGISTRATION                   1

5692-AIX  SYSTEM PROGRAM ORDER                  1
     0808  5765-660 PEX & PHIGS F AIX V4        1
     0821  BONUS PACK FOR AIX 4.2               1
     0852  5765-C34 AIX 4.2.X                   1
     3430  HARDCOPY DOCUMENTATION               1
     3470  SHIP MEDIA ONLY                      1
     9001  ASSET REGISTRATION                   1

5692-ADV  SW UPGRADE PROTECTION FOR AI          1
     4776  BOTC 5765-C34 AIX V4                 1
     9001  ASSET REGISTRATION                   1


MWPROD01 G30
SERIAL NUMBER 84848

5765-393  AIX VERSION 4.1                       1
     3603  BOTC PG G5 1-2 USERS                 1
     3604  BOTC DS USERS 1                     14
     5005  PREINSTALL OPTION (AIX V4.1)         1
     9001  ASSET REGISTRATION                   1

5765-652  COMM SERVER FOR AIX, V4               1
     4000  BOTC 1 USER SESS                     1
     4018  USE PK 10 USER SESS                  1
     9001  ASSET REGISTRATION                   1

5765-C34  AIX VERSION 4 (REPACKAGED)            1
     4038  FR 5765-393 TO C34 UPG 1-2           1
     4042  FR 5765-393TOC34 UPG DS U E5+       14
     5012  NETSCAPE 4.2.X NON-EXP NA            1
     5014  LOTUS DOM 64B 4.2.X NA               1
     9001  ASSET REGISTRATION                   1

5692-AIX  SYSTEM PROGRAM ORDER                  1
     0821  BONUS PACK FOR AIX 4.2               1
     0852  5765-C34 AIX 4.2.X                   1
     1008  CD-ROM UPG                           1
     3410  CD-ROM                               1
     9001  ASSET REGISTRATION                   1

ISERV01  G30
SERIAL NUMBER 84849

5765-393  AIX VERSION 4.1                      1
    3444  SERIAL NUMBER ONLY                   1
    3603  BOTC PG G5 1-2 USERS                 1
    3604  BOTC DS USERS 1                     14

           5005  PREINSTALL OPTION (AIX V4.1)         1
           9001  ASSET REGISTRATION                   1


       5765-C34  AIX VERSION 4 (REPACKAGED)           1
           4038  FR 5765-393 TO C34 UPG 1-2           1
           4042  FR 5765-393TOC34 UPG DS U E5+       14
           5012  NETSCAPE 4.2.X NON-EXP NA            1
           5014  LOTUS DOM 64B 4.2.X NA               1
           9001  ASSET REGISTRATION                   1

       5692-AIX  SYSTEM PROGRAM ORDER                 1
           0821  BONUS PACK FOR AIX 4.2               1
           0852  5765-C34 AIX 4.2.X                   1
           1002  BASIC MRM SPO 8MM TAPE               1
           3407  8MM TAPE                             1
           9001  ASSET REGISTRATION                   1



WARDSE3
SERIAL NUMBER 10-2RRMM

       5716-CX5  VISUALAGE FOR C++ FOR AS400          1
           2689  PG P40 BASIC OTC                     1
           3645  VIS C++ WIN95 PER USER OTC           1
           9001  ASSET REGISTRATION                   1


       5755-AS5  V4 SYSTEM PROGRAM ORDER              1
           1463  VALUPAK (5769-VP1)                   1
           2132  VIS AGE C++ WIN (5716-CX5)           1
           2220  VIS AGE WIN 95 CLI (5716CX5)         1
           2501  OS/400 (5769-SS1)                    1
           2508  QUERY (5769-QU1)                     1
           2511  DB2 QRY KIT (5769-ST1)               1
           2512  ILE RPG (5769-RG1)                   1
           2516  CA WINDOWS (5769-XW1)                1
           2525  PERF TOOLS (5769-PT1)                1
           2526  ADTS (5769-PW1)                      1
           2529  TCP/IP/400 (5769-SS1)                1
           2556  PERF MANAGER (5769-SS1)              1
           2585  JAVA TOOLS (5769-SS1)                1
           2586  JAVA KIT (5769-SS1)                  1
           2610  PT/400 MGR (5769-PT1)                1
           2691  PSF/400 (5769-SS1)                   1
           2924  ENGLISH U/L SBCS PRIMARY             1
           3410  CD-ROM MEDIA                         1
           3446  CUSTOMER EXPEDITE CHARGE             1
           3520  VERSION 4 RELEASE 2.0                1
           8115  RPG400-RPG III-NEW CUST (RG1)        1
           8124  ADTS FOR OS/400 5716-RG1             1

           9001  ASSET REGISTRATION                   1


       5769-PT1  PERFORMANCE TOOLS                    1
           1104  P40 BASIC BASE OTC VP,GP             1
           1109  P40 BASIC OTC MGR VP,GP              1
           9001  BASIC ASSET REGISTRATION             1
           9500  BASIC PKG REGISTR VP,GP              1


       5769-PW1  APPL DEVEL TOOLSET                   1
           0899  P40 BASIC OTC                        1
           9001  BASIC ASSET REGISTRATION             1

       5769-QU1  QUERY FOR AS/400                     1
           0352  PG P40 BASIC OTC VP,GP               1
           9001  BASIC ASSET REGISTRATION             1
           9500  BASIC PKG REGISTRATION VP            1


       5769-RG1  ILE RPG FOR AS/400                   1
           0989  P40 BASIC OTC                        1
           9001  BASIC ASSET REGISTRATION             1


       5769-SS1  OPERATING SYSTEM/400                 1
           0279  PG P40 BASIC OTC                     1
           0359  PSF/400 1-19 IPM, VP                 1
           9001  BASIC ASSET REGISTRATION             1
           9500  BASIC PCKG REGISTRATION - VP         1


       5769-ST1  DB2 QUERY MGR & SQL DEV KIT          1
           0357  PG P40 BASIC OTC VP,GP               1
           9001  BASIC ASSET REGISTRATION             1
           9500  BASIC PKG REGISTRATION VP            1


       5769-VP1  VALUPAK FOR AS/400                   1
           0347  PG P40 BASIC OTC                     1
           9001  BASIC ASSET REGISTRATION             1
           9500  BASIC PKG REGISTRATION VP            1


       5769-XW1  AS400 CLIENT ACCESS WIN FAMILY       1
           0264  P40 GROUP, CAP = 200                 1
           0358  PER USER, VP, GP                   125
           9001  BASIC ASSET REGISTRATION             1
           9500  BASIC PKG REGISTRATION VP            1

APPLICATION SOFTWARE:

------------------------------------------------------------------------------------------------------
PLATFORM    SYSTEM        BUSINESS APPLICATION         SOFTWARE APPLICATION          VENDOR
                                                       SYSTEM
------------------------------------------------------------------------------------------------------
AS/400      WARDSE3       Merchandise Replenishment    E3SLIM                        E3
                                                                                     Corporation
------------------------------------------------------------------------------------------------------
RS/6000     MWRAVEN1      Merchandise Planning         Evolution, DecisionMaster     Intrepid
            MWRAVEN2                                                                 Systems, Inc.
------------------------------------------------------------------------------------------------------
RS/6000     ISERV01       Backup Fire Wall
------------------------------------------------------------------------------------------------------
RS/6000     Data          Data Warehouse               DB2 UDB EEE                   IBM
            Warehouse                                                                Corporation
            SP2
------------------------------------------------------------------------------------------------------

                                   EXHIBIT H

                                WARDS SOFTWARE

--------------------------------------------------------------------------------------------
PLATFORM     SYSTEM      BUSINESS APPLICATION              SOFTWARE APPLICATION    VENDOR
                                                           SYSTEM
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
RS/6000      MWPROD01    Development                                               In-House
--------------------------------------------------------------------------------------------
RS/6000      MWPRODQA    Delivery System & Parts System    ADS & NPS/II            In-House
--------------------------------------------------------------------------------------------

                                   EXHIBIT I

                               SUPPLIER SOFTWARE


NONE

                                                                     10.(i)(R)

                   SERVICE AGREEMENT BETWEEN MONTGOMERY WARD
                            & CO., INCORPORATED AND
                              ACXIOM CORPORATION


                   SERVICE AGREEMENT NO. 4: NETWORK SERVICES
                   -----------------------------------------


     THIS SERVICE AGREEMENT NO. 4: NETWORK SERVICES (the "Service Agreement") is made and entered into this 6th day of November, 1998 between Montgomery Ward &
                           ---        --------
Co., Incorporated a Delaware corporation ("Wards"), and Acxiom Corporation, a Delaware corporation ("Supplier").

     This Service Agreement is entered into between Wards and Supplier pursuant to the Master Agreement (defined below). Wards and Supplier agree that: (i) except to the extent expressly provided otherwise in the Service Agreement, all the terms and definitions of the Master Agreement are incorporated by reference into the Service Agreement, and (ii) in the event of any inconsistent or contradictory terms between the Master Agreement and the Service Agreement, the terms of Section 2.3 of the Master Agreement shall control.

     The Parties hereby agree as follows:

                            ARTICLE 1.  DEFINITION

     All defined terms that are used in the Master Agreement will have the same meaning in this Service Agreement. In addition, for purposes of this Service Agreement, the following terms shall have the indicated meanings:

     "INITIAL TERM" has the meaning given in Section 2.1.

     "MASTER AGREEMENT" means the Master Service Agreement for Information Technology Services Between Montgomery Ward & Co., Incorporated and Acxiom Corporation dated November 6, 1998, and all amendments thereto.

     "NETWORK SERVICES" has the meaning given in Section 5.1.

     "NETWORK SYSTEM" means the switches, hubs, routers, relays and other connectivity systems utilized by Wards as of the Service Agreement Effective Date and as subsequently modified under this Service Agreement.

     "RENEWAL TERM" has the meaning given in Section 2.2.

     "SERVICE AGREEMENT COMMENCEMENT DATE" means the Date upon which the Migration Plan for Network Services has been implemented under Service Agreement No. 1.

     "SERVICE AGREEMENT EFFECTIVE DATE" means November 6, 1998.

     "SERVICE AGREEMENT TERM" means the Initial Term of this Agreement and any Renewal Term.

     "SERVICE LEVEL AGREEMENT" when used in this Service Agreement has the meaning given in Section 7.1 of this Service Agreement.

     "TRANSFERRED EQUIPMENT" when used in this Service Agreement has the meaning given in Section 8.1 of this Service Agreement.

     "WARDS PEAK SEASON" means the period in any year during the Service Agreement term from November 20 through December 31, and as such dates may be adjusted by Wards from time to time.

                                ARTICLE 2. TERM

     2.1 INITIAL TERM. The initial term of this Service Agreement (the "Initial Term") shall begin as of the Service Agreement Commencement Date and shall continue for a period of thirty-seven (37) months thereafter, unless earlier terminated or renewed in accordance with the provisions of this Service Agreement or the Master Agreement.

     2.2  RENEWAL TERM.    Wards shall have the option to renew this Service
Agreement for up to two (2) additional annual terms (each a "Renewal Term")by delivering written notice of such renewal to Supplier at least ninety (90) days before expiration of the final applicable Contract Year under this Service Agreement and before expiration of each annual period thereafter as applicable. All of the terms of this Service Agreement and the Master Agreement shall continue to apply without change during any renewal period(s).

                            ARTICLE 3. TERMINATION

     3.1 Convenience Termination Fee. Wards shall have the option to terminate this Service Agreement for Convenience in accordance with Section 18.2(a) of the Master Agreement. The Convenience termination charges, if any, shall be as described in Exhibit C to this Service Agreement.

                         ARTICLE 4. PERSONNEL MATTERS

     4.1  KEY SUPPLIER POSITIONS.  Exhibit A identifies the Key Supplier
                                   ---------
Positions that are subject to the provisions of Section 7.2 of the Master Agreement.

                             ARTICLE 5.  SERVICES

     5.1 GENERAL. Throughout the Service Agreement Term, Supplier shall provide the Services described in Exhibit B, as such Exhibit may be amended and
                          ---------
supplemented from time to
time pursuant to the Master Agreement (the "Network Services"). The Network Services includes all of the responsibilities (including Equipment, Software, personnel and expenses) associated with the Network Systems unless specifically identified as a Wards responsibility under Section 5.4 below. The Services include: (i) functions, responsibilities and tasks performed by the Transferred Employees prior to the Service Agreement Effective Date; (ii) functions, responsibilities and tasks not specifically described in this Service Agreement but which are required for their proper performance and are an inherent part of, or a necessary sub-part included within, the Services, and (iii) functions, responsibilities and tasks that are a logical extension of existing services as a result of changes in technology, changes in Wards business practices or changes resulting from change control procedures. Supplier will be the exclusive provider of the Services described in this Service Agreement.

     5.2 TRANSITION MANAGEMENT AND SERVICE LEVELS. During the period from the Service Agreement Effective Date to the Service Agreement Commencement Date, Supplier will provide Network Services under Service Agreement No. 1 (Transition and Migration Services). Following the Service Agreement Commencement Date, the Service Level Agreement and other obligations of this Service Agreement shall become effective.

     5.3 APPOINTMENT OF PROJECT EXECUTIVES. Upon the Service Agreement Commencement Date the Parties will appoint individuals as Project Executives under this Service Agreement to carry out the duties described in the Master
Agreement:

     5.4 RESPONSIBILITIES OF WARDS. The responsibility matrix included in Exhibit B to this Service Agreement identifies the responsibilities of Wards
---------
during the Term of this Service Agreement, as such Exhibit may be amended and supplemented from time to time pursuant to the Master Agreement. The responsibilities of Wards shall be limited to those items listed in the matrix.

                              ARTICLE 6. CHARGES

     6.1  CHARGES FOR NETWORK SERVICES.   Exhibit C to this Service Agreement
                                          ---------
sets forth the Charges for the Network Services that may be charged by Supplier. All Charges and all Pass-Through Expenses are subject to the provisions of
Article 13 of the Master Agreement.

     6.2 INVOICES for Charges and Expenses. In all invoices for Network Services, Supplier shall provide Wards with the information described in Exhibit
                                                                         -------
C in sufficient detail in order to allow Wards to verify invoices. Invoice
-
submission and payment shall be in accordance with Article 14 of the Master Agreement.

                      ARTICLE 7. SERVICE LEVEL AGREEMENT

     7.1  SERVICE LEVEL AGREEMENT.  Exhibit D to this Service Agreement is the
                                    ---------
Service Level Agreement applicable to the Network Services (the "Service Level Agreement") All of the terms of Article 5 of the Master Agreement shall apply to the Service Level Agreement. Supplier further acknowledges that Wards may adjust schedules contained in Service Levels

(such as availability) to meet Wards' needs during Wards Peak Season or other events (such as extended sales) as is currently done and demonstrable today. Service Levels and associated performances metric will be baselined during the six (6) month period beginning on the Service Agreement Commencement Date, will be established jointly by the Parties during such 6-month period and shall become effective beginning with the seventh (7th) month following the Service Agreement Commencement Date.

             ARTICLE 8.  FACILITIES, EQUIPMENT AND SOFTWARE TERMS

     8.1 TRANSFER OF EQUIPMENT. On the Service Agreement Commencement Date, Wards shall assign, and Supplier shall purchase or assume, Wards' purchased equipment or obligations under the applicable leases for the equipment listed on
Exhibit E (the "Transferred Equipment").   The terms of Section  6.1 of the
---------
Master Agreement shall apply with respect to the Transferred Equipment.

     8.2 USE OF WARDS FACILITIES AND EQUIPMENT. In accordance with Section 6.2 of the Master Agreement, Wards shall provide the Wards Facilities and Wards Equipment described in Exhibit F to this Service Agreement.
                       ---------

     8.3 TRANSFER OF THIRD PARTY CONTRACTS AND THIRD PARTY SOFTWARE. On the Service Agreement Commencement Date, and subject to Supplier having received any Third Party Consents, Supplier shall assume from Wards all of the rights and obligations of Wards under the Third Party Contracts and the Third Party
Software that are listed in Exhibit  G.  The terms of   Section 6.3 of the
                            ----------
Master Agreement shall apply with respect to such to Third Party Contracts and the Third Party Software.

     8.4  WARDS SOFTWARE.  Listed in Exhibit H is the Software that is
                                     ---------
proprietary to Wards and that is used in Network Systems (the "Wards Software"). The terms of Section 8.1 of the Master Agreement shall apply with respect to the Wards Software.

     8.5 SUPPLIER SOFTWARE. The Supplier Software that is to be used by Supplier to provide the Network Services is listed in Exhibit I. Use of
                                                      ---------
Supplier Software in providing  the Network Services shall be in accordance with
Section 8.2 of the Master Agreement.

                ARTICLE 9.  TERMINATION AND TRANSITION SERVICES

     9.1 TERMINATION. Wards may terminate this Service Agreement without penalty at any time prior to the Service Agreement Commencement Date if Supplier does not complete the Migration Plan described in Service Agreement No. 1.
After the Service Agreement Commencement Date, Wards may terminate this Service Agreement in accordance with the terms of the Master Agreement.

     9.2 TRANSITION SERVICES. In the event of a termination or expiration of this Service Agreement, Supplier shall provide the Termination/Expiration Assistance as provided in Section 18.7 of the Master Agreement.

     IN WITNESS WHEREOF the Parties have executed this Master Agreement as of the day and year first above written.


MONTGOMERY WARD & CO.,
   INCORPORATED                         ACXIOM CORPORATION


By: /s/ Don Bernheisel                  By: /s/ Joseph C. Grossestreuer
   ----------------------------            ------------------------------------
Name: Don Bernheisel                    Name: Joseph C. Grossestreuer
     --------------------------              ----------------------------------
Its: SVP, CIO                           Its: SVP-Outsourcing Services
    ---------------------------             -----------------------------------

                     EXHIBITS TO NETWORK SERVICE AGREEMENT
                     -------------------------------------

     EXHIBIT A                           KEY SUPPLIER POSITIONS

     EXHIBIT B                           SERVICES

     EXHIBIT C                           CHARGES

     EXHIBIT D                           SERVICE LEVEL AGREEMENT

     EXHIBIT  E                          TRANSFERRED EQUIPMENT

     EXHIBIT F                           WARDS FACILITIES AND EQUIPMENT

     EXHIBIT G                           THIRD PARTY CONTRACTS AND
                                         THIRD PARTY SOFTWARE

     Exhibit H                           WARDS SOFTWARE

     EXHIBIT I                           SUPPLIER SOFTWARE

                                   EXHIBIT A

                            KEY SUPPLIER POSITIONS



DATA TELECOMMUNICATIONS MANAGER
DATA NETWORK DESIGN MANAGER
DATA NETWORK INSTALLATION AND MAINTENANCE MANAGER
NETWORK PLANNING MANAGER
TELECOMMUNICATIONS ENGINEER/ANALYST

EXHIBIT B

                                   SERVICES

OVERVIEW
--------

This detailed service description establishes the processes, measurement tools, service specifications, and assumptions associated with IS Network Services for Wards. The documented service descriptions are designed to give the Supplier an understanding of Wards' business objectives for Network Services while allowing the Supplier latitude to define their own processes and methods for providing the services. A glossary of terminology and definitions may be found in Appendix A.

The business objective of this service category is to provide Wards with consistently efficient network support and cost-effective telecommunications procurement. The Supplier will provide and maintain Wards' data network provisioning, design, network installation, a network management methodology, a monitoring platform, and tools to support the Wards network. Wards will retain responsibility over Wards local and long distance voice services and equipment defined as: PBX and voice mail administration, associated hardware and software, telephone moves, adds, and changes, CO trunks, CO access T1 and fiber facilities, DID numbers, and associated terminating equipment.

Network Services will provide for the overall management and performance of Wards' LAN and WAN services. This includes support of network telecommunications including: T1's, Frame-Relay, Internet access, and point-to-point circuits (PTP). The Network management function will work in an integrated fashion with all other service functions to provide seamless support for the Wards business units. Costs for network circuit provisioning will be passed through to Wards at cost with no mark up or service fee.

All pricing provided to Wards by the Supplier for this service category will be considered inclusive of all charges related to the Supplier's performance of the service within the described level of service, including, but not limited to, escalation to hardware/software manufacturer(s) and escalation to telecommunications service providers. The Supplier's responsibilities for performance of this service description include, but are not limited to, the following:

ACTIVITIES FOR NETWORK SERVICES

It is the Supplier's responsibility to provide a reliable, predictable, and consistent network environment for Wards' location connectivity and application access.

1. The Supplier will proactively monitor Wards network for availability and performance.
2. The Supplier will provide problem resolution for all Wards network outages and network performance degradation.
3. The Supplier will provide the telecommunications facilities and data communications equipment pricing and provisioning function according to Wards' requests and acceptance criteria.
4. The Supplier will provide the provisioning, design and planning function for all network components including hardware, software, telecommunications and facilities at In-scope Locations.

5. The Supplier will coordinate the installation function for all network components including hardware, software, telecommunications and facilities at In-scope Locations.
6. The Supplier will utilize and adhere to the change management procedures stated in the Procedures Manual for implementing changes to the Wards' network infrastructure.
7. The Supplier will utilize and adhere to problem management procedures for reporting and responding to network issues.
8. The Supplier will provide network disaster recovery services for the Wards network in accordance with Wards' disaster recovery plan.

SERVICE PARAMETERS FOR NETWORK  SERVICES

1. The Supplier will provide the appropriate resources, reports, tools, procedures and management methodologies to comprehensively manage, proactively monitor and support all Wards network problem resolutions and performance degradation corrective actions.
2. The Supplier will be required to design, price, propose and plan new Wards' initiatives, and Wards' network growth at In-scope Locations.
3. Supplier will be required to provide network management on a 24x7x365 basis.
4. Supplier will provide proactive monitoring, performance tuning and corrective actions for the WAN and all LAN segments indicating impending network problems.
5. The Supplier will provide proactive automated or manual monitoring of managed and unmanaged network devices via a Supplier provided, installed, and maintained network management platform, which will be accessible to any Wards on-site, or Supplier on-site network personnel.
6. When a network outage or performance degradation is identified, the Supplier will provide notification and escalation to Wards management utilizing the problem management procedures, methodologies and tools stated in the Procedures Manual.
7. The Supplier will provision all network hardware, software, and facilities with a focus on cost while maintaining a stable infrastructure.
8. The Supplier will schedule all planned network modifications and outages through the Supplier provided change management process in accordance with the Procedures Manual.
9. The Supplier will provide advisement for selecting and installing new network technology.
10. The Supplier will provide and maintain documentation of Wards' network topology.
11. The Supplier will provide and maintain documentation of Wards' network operations, circuits, and equipment.
12. The Supplier will periodically report on Wards' network availability, performance and service level attainment to Wards' management as required in Master Schedule E.
13. The Supplier will act as Wards' agent for obtaining network circuits, hardware, software and maintenance for Wards provided or Supplier provided services.
14.  The Supplier will provide support for remote network dial-in access.
15. The Supplier will provide WAN support and maintenance for the Wards network including, but not limited to, Cisco router configurations and stat mux/modem support.
16. The Supplier will provide physical LAN troubleshooting and support for WardsCORPORATE COMPLEX locations.
17. The Supplier will provide support, documentation, address allocation and maintenance for all required protocols including, but not limited to, TCP/IP, AppleTalk, SNA, Bi-sync, IPX, LAT and DECnet.

18. The Supplier will document and report problems with associated corrective actions to Wards in the weekly status meeting that will address all events, issues and activities for the previous seven (7) day period.
19. The Supplier will provide and perform to the network baselines to establish acceptable response time and performance for the Wards network.
20. The Supplier will perform all data network design, provisioning, and installation in accordance with Wards' requirements and mutually agreed timeframes.
21. The Supplier will schedule all planned network modifications and outages through the established change management process in accordance with the Procedures Manual.
22. The Supplier will adhere to Wards reporting requirements as stipulated in Master Agreement Schedule D.
23.  The Supplier will provide network Disaster Recovery testing on an agreed to schedule in accordance with Wards' disaster recovery plan.


MEASUREMENT TOOLS FOR NETWORK MANAGEMENT

The Supplier is free to recommend in writing to Wards any additional or alternative tools or processes for Wards review and final approval. Wards must approve use of any new or equivalent tools and/or processes not already in place at Wards. A list of available tools is shown below:

1)  Compass
2)  MS Office or equivalent
3)  Network Sniffer or equivalent

     NETWORK     RESPONSIBILITY MATRIX
---------------------------------------------------------------------------------------------------------------------------------
NETWORK MANAGEMENT
---------------------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                                                        WARDS  SUPPLIER
---------------------------------------------------------------------------------------------------------------------------------
  CAPACITY PLANNING
---------------------------------------------------------------------------------------------------------------------------------
     Monitor network use and capacity, and resolve problems and performance degradation                                  X
---------------------------------------------------------------------------------------------------------------------------------
     Forecast capacity and bandwidth requirements                                                                        X
---------------------------------------------------------------------------------------------------------------------------------
     Ensure appropriate bandwidth to meet capacity projections                                                           X
---------------------------------------------------------------------------------------------------------------------------------
     Make recommendations regarding bandwidth consumption and trends                                                     X
---------------------------------------------------------------------------------------------------------------------------------
     Make recommendations regarding configuration changes                                                                X
---------------------------------------------------------------------------------------------------------------------------------
     Implement approved configuration changes                                                                            X
---------------------------------------------------------------------------------------------------------------------------------
     Report usage and bandwidth capacity  to Wards on a periodic basis                                                   X
---------------------------------------------------------------------------------------------------------------------------------
  PROCUREMENT AND ADMINISTRATION
---------------------------------------------------------------------------------------------------------------------------------
     Research and price network devices and network software/firmware from manufacturer, aggregator or reseller          X
---------------------------------------------------------------------------------------------------------------------------------
     Approve procurement of network devices and network software/firmware                                         X
---------------------------------------------------------------------------------------------------------------------------------
     Obtain network devices and network software/firmware from manufacturer, aggregator or reseller                      X
---------------------------------------------------------------------------------------------------------------------------------
     Manage Purchase Orders, verify and advise Wards of receipt of equipment and assist WardS accounting with            X
      invoice resolution.
---------------------------------------------------------------------------------------------------------------------------------
     Research and price telecommunications from service provider                                                         X
---------------------------------------------------------------------------------------------------------------------------------
     Approve procurement of telecommunications from service provider                                              X
---------------------------------------------------------------------------------------------------------------------------------
     Obtain telecommunications from service provider                                                                     X
---------------------------------------------------------------------------------------------------------------------------------
     Configure network devices according to pre-defined hardware, software/firmware and performance definitions          X
      (Currently performed by aggregator)
---------------------------------------------------------------------------------------------------------------------------------
     Monitor, control, and manage recovery from any virus invasion                                                       X
---------------------------------------------------------------------------------------------------------------------------------
  NETWORK DEVICES INSTALLATION
---------------------------------------------------------------------------------------------------------------------------------
     Schedule network devices installation activity with WardS in accordance with change management procedures           X
---------------------------------------------------------------------------------------------------------------------------------
     Install network devices at Wards site within specified time frame                                                   X
---------------------------------------------------------------------------------------------------------------------------------
     Conduct performance and functional testing (including year 2000 compliance) on network devices,              X      X
      software/firmware
---------------------------------------------------------------------------------------------------------------------------------
     Adjust configuration options as required for installation                                                           X
---------------------------------------------------------------------------------------------------------------------------------
     De-install and remove displaced network devices, as required                                                        X
---------------------------------------------------------------------------------------------------------------------------------
     Obtain Wards' sign-off as required by the procedures manual                                                         X
---------------------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and asset management system to         X
      reflect changes
---------------------------------------------------------------------------------------------------------------------------------
  SOFTWARE/FIRMWARE PLANNING AND MANAGEMENT
---------------------------------------------------------------------------------------------------------------------------------
     Notify Wards of new releases of appropriate software/firmware per network device model                              X
---------------------------------------------------------------------------------------------------------------------------------
     Plan and schedule major software/firmware changes such as operating system installs                                 X
---------------------------------------------------------------------------------------------------------------------------------
     Approve major software/firmware changes such as operating system installs                                    X
---------------------------------------------------------------------------------------------------------------------------------
     Install maintenance (i.e. patches) on Supplier supported software/firmware in accordance with defined               X
      service levels
---------------------------------------------------------------------------------------------------------------------------------
     Monitor, control, and manage recovery from any virus invasion                                                       X
---------------------------------------------------------------------------------------------------------------------------------
  SOFTWARE/FIRMWARE INSTALLATION AND UPGRADES
---------------------------------------------------------------------------------------------------------------------------------
     Schedule software/firmware installation activity with Wards in accordance with change management procedures         X
---------------------------------------------------------------------------------------------------------------------------------
     Conduct performance and functional testing (including year 2000 compliance) on network devices,              X      X
      software/firmware
---------------------------------------------------------------------------------------------------------------------------------
     Adjust configuration options as required for installation or upgrade                                                X
---------------------------------------------------------------------------------------------------------------------------------
     Provide initial instructions to end customers for the new software/firmware                                         X
---------------------------------------------------------------------------------------------------------------------------------
     Obtain Wards' sign-off as required by the procedures manual.                                                        X
---------------------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and asset management system to         X
      reflect changes
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NETWORK MANAGEMENT
---------------------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                                                        WARDS  SUPPLIER
---------------------------------------------------------------------------------------------------------------------------------
NETWORK CONNECTION
---------------------------------------------------------------------------------------------------------------------------------
     Define logical network                                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
     Create logical connections and assign IP address as necessary                                                       X
---------------------------------------------------------------------------------------------------------------------------------
     Install cabling required for connection to network node (from wall jack to network interface card)                  X
---------------------------------------------------------------------------------------------------------------------------------
     Coordinate network connection with Supplier help desk                                                               X
---------------------------------------------------------------------------------------------------------------------------------
     Verify network access and availability of authorized network resources                                       X
---------------------------------------------------------------------------------------------------------------------------------
     Review and understand network performance, implications; make necessary  adjustments                                X
---------------------------------------------------------------------------------------------------------------------------------
  MOVES
---------------------------------------------------------------------------------------------------------------------------------
     Schedule network devices move with Wards                                                                            X
---------------------------------------------------------------------------------------------------------------------------------
     Visit receiving Wards Corporate Complex location to review space, electricity, and cabling requirements if          X
      necessary and approved by Wards
---------------------------------------------------------------------------------------------------------------------------------
     Disconnect network devices from network                                                                             X
---------------------------------------------------------------------------------------------------------------------------------
     Leave the service location in a clean and orderly manner                                                            X
---------------------------------------------------------------------------------------------------------------------------------
     Physically move network devices to new location and install                                                         X
---------------------------------------------------------------------------------------------------------------------------------
     Re-connect network devices to network at new location                                                               X
---------------------------------------------------------------------------------------------------------------------------------
     Conduct performance and functional testing (including year 2000 compliance) on network devices,              X      X
      software/firmware
---------------------------------------------------------------------------------------------------------------------------------
     Adjust configuration options as required for reinstallation                                                         X
---------------------------------------------------------------------------------------------------------------------------------
     De-install and remove displaced network devices, as required                                                        X
---------------------------------------------------------------------------------------------------------------------------------
     Obtain Wards' sign-off                                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and asset management system to         X
      reflect changes
---------------------------------------------------------------------------------------------------------------------------------
  NETWORK DEVICES BREAK/FIX
---------------------------------------------------------------------------------------------------------------------------------
     Schedule network devices repair activity with WardS in accordance with change management procedures                 X
---------------------------------------------------------------------------------------------------------------------------------
     Identify problems                                                                                                   X
---------------------------------------------------------------------------------------------------------------------------------
     Install and test needed replacement parts for network devices                                                       X
---------------------------------------------------------------------------------------------------------------------------------
     Resolve problems                                                                                                    X
---------------------------------------------------------------------------------------------------------------------------------
     Conduct performance and functional testing (including year 2000 compliance) on network devices,              X      X
      software/firmware
---------------------------------------------------------------------------------------------------------------------------------
     Adjust configuration options as required                                                                            X
---------------------------------------------------------------------------------------------------------------------------------
     Obtain Wards' sign-off                                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and asset management system to         X
      reflect changes
---------------------------------------------------------------------------------------------------------------------------------
     Manage use of manufacturer warranty, reseller replacement/repair policies, etc. to limit total repair costs         X
      in accordance with asset management function
---------------------------------------------------------------------------------------------------------------------------------
   SOFTWARE/FIRMWARE SUPPORT
---------------------------------------------------------------------------------------------------------------------------------
     Identify problems                                                                                                   X
---------------------------------------------------------------------------------------------------------------------------------
     Resolve problems                                                                                                    X
---------------------------------------------------------------------------------------------------------------------------------
     Conduct performance and functional testing (including year 2000 compliance) on network devices,              X      X
      software/firmware
---------------------------------------------------------------------------------------------------------------------------------
     Adjust configuration options as required                                                                            X
---------------------------------------------------------------------------------------------------------------------------------
     Provide initial instructions to end customers                                                                       X
---------------------------------------------------------------------------------------------------------------------------------
     Obtain Wards' sign-off                                                                                              X
---------------------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and asset management system to         X
      reflect changes
---------------------------------------------------------------------------------------------------------------------------------
  PERFORMANCE TUNING
---------------------------------------------------------------------------------------------------------------------------------
     Conduct network performance tuning                                                                                  X
---------------------------------------------------------------------------------------------------------------------------------
     Conduct application performance tuning for supported applications                                            X      X
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
NETWORK MANAGEMENT
---------------------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                                                        WARDS SUPPLIER
---------------------------------------------------------------------------------------------------------------------------------
     Measure and analyze network availability and performance                                                           X
---------------------------------------------------------------------------------------------------------------------------------
     Approve use of any Supplier provided measurement and monitoring tools                                         X
---------------------------------------------------------------------------------------------------------------------------------
     Administer measuring and monitoring tools as required                                                              X
---------------------------------------------------------------------------------------------------------------------------------
     Review network performance and make adjustments as necessary                                                       X
---------------------------------------------------------------------------------------------------------------------------------
     Provide performance reporting                                                                                      X
---------------------------------------------------------------------------------------------------------------------------------
  DISPOSAL (DISPOSITION)
---------------------------------------------------------------------------------------------------------------------------------
     Determine final disposition of asset (e.g. lease return, scrap, return to manufacturer for replacement, etc.) X
---------------------------------------------------------------------------------------------------------------------------------
     Verify final disposition of asset (e.g. lease return, scrap, return to manufacturer for replacement, etc.)         X
---------------------------------------------------------------------------------------------------------------------------------
     Remove all data files, custom configurations, licensed software/firmware, etc.                                     X
---------------------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and asset management system to        X
      reflect changes
---------------------------------------------------------------------------------------------------------------------------------
     "Warehouse" of network devices components for later use                                                            X
--------------------------------------------------------------------------------------------------------------------------------
     "Warehouse" of software/firmware licenses for reuse                                                                X
--------------------------------------------------------------------------------------------------------------------------------
     Reload leased machines with original configuration prior to return                                                 X
--------------------------------------------------------------------------------------------------------------------------------
     Return assets to lessor, Asset inventory or manufacturer                                                           X
--------------------------------------------------------------------------------------------------------------------------------
  DISASTER RECOVERY SUPPORT
--------------------------------------------------------------------------------------------------------------------------------
     Develop,  maintain and test network Disaster Recovery Plan and procedure manuals                                   X
--------------------------------------------------------------------------------------------------------------------------------
     Coordinate network disaster recovery testing with Wards                                                            X
--------------------------------------------------------------------------------------------------------------------------------
     Participate in network disaster recovery test                                                                 X
--------------------------------------------------------------------------------------------------------------------------------

     Perform periodic network disaster recovery testing, resolve cause of failure and re-test                           X
--------------------------------------------------------------------------------------------------------------------------------
     Review network disaster recovery test results                                                                 X
--------------------------------------------------------------------------------------------------------------------------------
     Report network disaster recovery test results to Wards                                                             X
--------------------------------------------------------------------------------------------------------------------------------
     Declare disaster (when necessary) to initiate Supplier's recovery plan execution                                   X
--------------------------------------------------------------------------------------------------------------------------------
     In the event of a disaster, restore network to pre-defined operations capability within defined service            X
      levels in accordance with the existing Wards disaster recovery plan
--------------------------------------------------------------------------------------------------------------------------------
  OUT-OF-SCOPE SERVICE REQUESTS
--------------------------------------------------------------------------------------------------------------------------------
     Initiate service requests                                                                                          X
--------------------------------------------------------------------------------------------------------------------------------
     Receive, record, monitor and report service requests                                                               X
--------------------------------------------------------------------------------------------------------------------------------
     Create/review project plans and cost of service request                                                            X
--------------------------------------------------------------------------------------------------------------------------------
     Estimate time and costs for changes where applicable                                                               X
--------------------------------------------------------------------------------------------------------------------------------
     Write cost justification                                                                                           X
--------------------------------------------------------------------------------------------------------------------------------
     Identify and communicate alternatives                                                                              X
--------------------------------------------------------------------------------------------------------------------------------
     Approve, prioritize, and re-prioritize service requests                                                       X
--------------------------------------------------------------------------------------------------------------------------------
     Assist in prioritization of service requests                                                                  X
--------------------------------------------------------------------------------------------------------------------------------
     Maintain and communicate prioritization and schedule of service requests                                           X
--------------------------------------------------------------------------------------------------------------------------------
     Perform approved Out-of-Scope Service Request activities within budget and schedule                                X
--------------------------------------------------------------------------------------------------------------------------------

                            GLOSSARY OF TERMINOLOGY

DATA COMMUNICATIONS EQUIPMENT:     Modems; CSUs; DSUs; multiplexers (muxes);
                                   FRADs; routers; bridges; ethernet or token ring hubs; ATM, ethernet or token ring switches; cluster controllers; data communication matrix switches; channel switches; FEPs; and other similar or related equipment or components and modules thereof.

WARDS DISASTER RECOVERY PLAN:      The Wards approved Plan for providing
                                   required standard data communications
                                   services to the appropriate Wards facilities where circumstances, events, or safety concerns at a central or hub location prevents these standard services to be provided. This plan is to be developed so that standard business operations can resume as normal in an organized, timely, and effective manner.

FACILITIES:                        Elements that support or allow effective
                                   communications to occur between two Data
                                   Communication Equipment devices. This
                                   includes, but is not limited to: coaxial cable; fiber optic cable; radio frequency;
                                   copper twisted pair cable (e.g. 10BaseT);
                                   telephone company service, wire, cable, and components.

PROVISIONING:                      Acquiring proper and necessary materials
                                   and/or services required to fulfill
                                   initiatives led or supported by the network management team. The cost of such provisioned equipment will be the responsibility of Wards.


WARDS IN-SCOPE LOCATIONS:          Defined as the Wide-Area Network (WAN) from
                                   the Wards corporate complex, to the remote point-of-presence, including any modem or router at the remote location or store, and also the Local Area Network (LAN) from any network interface card on a server or device to any other network interface card on a server or device located at the Wards corporate complex.

WARDS CRITICAL APPLICATIONS:       Defined as those applications required by
                                   Wards to conduct normal business operations as described in the Wards Disaster Recovery
                                   Plan.

                                   EXHIBIT C

                                    CHARGES


THE MONTHLY SERVICE CHARGE (MSC) FOR 37 MONTH TERM:....................$85,000

A.   ALLOWANCES:
                              Current Volumes     Module Size
                              ---------------     -----------
     Servers supported               17                5
     Locations supported            380                50

B.   PRICING ADJUSTMENT

          For each increase by one module in the number of servers or locations supported, the MSC shall be increased by $75,000 per year, such increase to commence with the MSC for the following month.

          For each decrease by one module in the number of servers or locations supported, the MSC shall be decreased by $55,000 per year, such decrease to commence with the MSC for the following month.

C.   OUT-OF-SCOPE

     - The MSC does not include support for POS equipment or store LAN support.
     - Wards may, at its option, elect to have Supplier provide Disaster Recovery services. Such Disaster Recovery services, including support for testing, shall be provided to Wards at third-party cost plus 15%.

D.   PASS-THROUGH EXPENSES

     -    Network circuit costs including but not limited to, MCI Data Circuits.
     - Telecommunications charges, including but not limited to connectivity between Wards' corporate complex, Signature and Supplier's data center.

E.   MINIMUM MONTHLY SERVICE CHARGE (EXCLUSIVE OF PASS-THROUGH EXPENSES)

     -    Months 1-13 -- $85,000
     -    Months 14-25 -- $68,000
     -    Months 26-37 -- $51,000

F.   TERMINATION FEES

     There are no termination fees under this Service Agreement.

                                   EXHIBIT D

                            SERVICE LEVEL AGREEMENT






                            SERVICE LEVEL AGREEMENT
                            -----------------------

                             FOR NETWORK SERVICES
                             --------------------

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
I.      GENERAL..........................................................    19
        A.    General....................................................    19
        B.    Definitions................................................    19
        C.    Measurement................................................    20
        D.    Effective Date for Service Levels..........................    20
        E.    Revisions..................................................    20
        F.    Single Point of Contact....................................    20

II.     SERVICE LEVELS
        A.    Definitions................................................    21
        B.    Service Level Measures.....................................    21
        C.    Service Levels.............................................    26

III.    SERVICE LEVEL CREDITS............................................    28
        A.    Credits....................................................    29
        B.    Method of Calculation......................................    29
        C.    Frequency Factor...........................................    29
        D.    Excused Performance Problem................................    29
        E.    Time Limit.................................................    30

IV.     SERVICE LEVEL TERMINATION EVENTS.................................    30
        A.    Definition.................................................    31
        B.    Repeated Service Level Failures............................    31
        C.    Repeated Critical Service Level Failures...................    31
        D.    Catastrophic Level of Service..............................    32
        E.    Qualification..............................................    32

                            SERVICE LEVEL AGREEMENT
                            -----------------------
                             FOR NETWORK SERVICES
                             --------------------


I.   GENERAL

     A.   RELATIONSHIP TO SERVICE AGREEMENT AND MASTER AGREEMENT.

     This Service Level Agreement is entered into under the Master Agreement for Information Technology Services between Acxiom Corporation ("Supplier") and Montgomery Ward & Co., Incorporated ("Wards") dated November 6, 1998, and pertains to Service Agreement No. 4: Network Services entered into by Wards and Supplier. Any inconsistency between this Agreement, the Service Agreement and the Master Agreement will be resolved pursuant to Section 2.3 of the Master Agreement.

     B.   DEFINITIONS

          In this Service Level Agreement ("SLA"), the terms listed below shall have the indicated meanings. Other terms may be defined in other sections of this SLA. Terms used in this SLA without definition have the meanings ascribed to them in the Master Agreement or Service Agreement.

          1.   Service Level Measure - For any Service identified in this SLA,
               ---------------------
               the method specified in this SLA for quantitatively calculating Supplier's actual performance. The results of these calculations are compared with Service Levels to evaluate Supplier's compliance with Service Levels.

          2.   Service Levels - For any Service identified in this SLA, the
               --------------
               required quantitative level or degree of performance by Supplier specified in this SLA as the "Service Level." The Service Levels are the minimally acceptable levels of service for the Services. Any failure to meet a Service Level is unacceptable and may constitute, based upon the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

          3.   Increased Impact Level - For any Service identified in this SLA,
               ----------------------
               the required quantitative level or degree of performance by Supplier specified in this SLA as the "Increased Impact Level." Any failure to meet an Increased Impact Level is unacceptable and may constitute, based upon the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

          4.   Critical Service Levels - Service Levels associated with those
               -----------------------
               Services that are most important to the conduct of Wards' operations, which are the subject of this Service Agreement.

          5.   Service Level Credits - The amounts which Wards shall have the
               ---------------------
               option, but not the obligation, to recover as liquidated damages, in lieu of any other monetary remedies Wards may have, each time Supplier fails to meet the Service Levels for any reason other than those specified in Section III.D of this SLA. Service Level Credits are calculated in the manner described in Section III of this SLA.

          6.   Service Level Termination Event - An occurrence or series of
               -------------------------------
               occurrences of deficient performance by Supplier in performing the Services specified in this

               SLA as a "Service Level Termination Event." The occurrence of a Service Level Termination Event constitutes, based upon the facts and circumstances, a material breach of Supplier's performance obligations under this Service Agreement and gives Wards the right to terminate this Service Agreement for cause.

     C.   MEASUREMENT

          Unless otherwise stated in this SLA, each Service Level Measure shall be calculated on a complete calendar month basis. Performance results shall be measured and reported based on actual results with any exceptions for Excused Performance Problems reported separately.

     D.   EFFECTIVE DATE FOR SERVICE LEVELS

          The Service Levels provided for in this SLA shall become effective as provided for in Section 7.1 of this Service Agreement.

     E.   REVISIONS

          1. From time to time during the Term, the Parties agree to negotiate in good faith to add, delete, or modify then-existing Service Level Measures, Service Levels, and Increased Impact Levels to reflect changes in Wards' business requirements or objectives. All such changes shall be adopted in the form of a signed written amendment to this SLA.

          2. In the event that any applicable system or function is replaced during the Term by a comparable system or function, the Service Level Measure, Service Level, and Increased Impact Level for such replacement system or function shall, to the extent reasonably practicable (i) be defined during the first 30 days of such replacement, and (ii) must be at least equivalent to the then-existing Service Level Measure, Service Level, and Increased Impact Level for the replaced system or function (assuming the replacement system is capable of delivering the same Service Levels as the replaced system).

          3. At all times during the Term, Supplier shall provide the Services in a manner that meets or exceeds the then-existing Service Levels. The remedies for failure to do so shall include the remedies defined in this SLA, the Service Agreement, and the Master Agreement.

     F.   SINGLE POINT OF CONTACT

          Regardless of whether any failure by Supplier to meet a Service Level is attributable to Supplier or an Excused Performance Problem, Supplier shall provide a single point of contact to address resolution of such failure and shall act promptly to address the problem causing the failure. Unless otherwie agreed by Wards, the Supplier Project Executive or his or her designee shall be the Supplier's single point of contact.

II.  SERVICE LEVELS

     A.   DEFINITIONS

          Certain technical definitions are included in the Glossary of Terminology included as Appendix A to Exhibit B of the Service Agreement.

     B.   SERVICE LEVEL MEASURES

                             NETWORK AVAILABILITY
                             --------------------

OBJECTIVE:     For the Supplier to determine and maintain the availability of the devices and data communications services that comprise the Wards network.

DEFINITION     "Availability" is calculated by subtracting Unscheduled Downtime from total amount of Scheduled Availability and dividing the result by the total amount of Scheduled Availability.
               "Unscheduled Downtime" means the elapsed time from when any network hardware or software component prevents a user from connecting to a device within or across the WAN or any LAN segments until processing is available again, or degraded performance to a point that the network device is unusable for the necessary business purpose. "Scheduled Availability" means the network is available to Wards users, subject to adjustment for Wards Peak Season and special events]

METHOD: Data Capture: Wards, Supplier and telecommunications Vendor initiated network availability problem tickets as tracked and reported through the problem management system per the Procedures Manual or Supplier initiated problem tickets, logs, timestamps or alerts as proactively identified through the Supplier's network monitoring and performance tools.

               Measurement Interval:  Monthly

SERVICE LEVEL:
               -----------------------------------------------------------------
                Description       Data Points
               -----------------------------------------------------------------
                Service Level     Wards network maintains 99.5% of Availability.
               -----------------------------------------------------------------
                Increased Impact  Wards network maintains 99.0% of Availability.
               -----------------------------------------------------------------

IMPACT:                High

AFFECTED AREAS:        All Wards Offices, Associates & Outprocessors

RESPONSIBILITY:        Service Performance: Supplier provides all services and
                       infrastructure related to network availability.

                       Compliance Management: Supplier provides calculation, reporting and analysis for this Service Level.

REPORTING PERIOD:      Monthly HOURS OF OPERATIONS:    24x7x365

REPORT:                See Master Agreement Schedule D, Reporting

ACTION:                See Master Agreement Schedule D, Corrective Action for
                       Service Level

                      Metrics, Action Type-I


                   NETWORK INSTALLATIONS / DE-INSTALLATIONS
                   ----------------------------------------

OBJECTIVE:     For the Supplier to perform installations and de-installations in accordance with the requirements and schedules identified by Wards through the Change Management process in accordance with the Procedures Manual.

DEFINITION     Installations and de-installations of network LAN and WAN
               facilities which support Wards business, legal, or regulatory requirements.

METHOD: Installations and de-installations involve a process of learning the Wards requirements; designing the new network environment; provisioning for or planning redeployment or removal of the equipment, facilities, and software; and installing or de-installing the network entities in a non-disruptive manner.

               Measurement Interval:  Monthly

SERVICE LEVEL:
               -----------------------------------------------------------------
                Description             Data Points
               -----------------------------------------------------------------
                Service Level           Wards network installations and de-
                                        installations are completed within
                                        mutually agreed time frames.
               -----------------------------------------------------------------
                Increased Impact        Less than 90% of Wards network
                                        installations and de-installations are
                                        completed within the mutually agreed
                                        time frame.
               -----------------------------------------------------------------

IMPACT:               High

AFFECTED AREAS:       All Wards Offices, Associates & Outprocessors

RESPONSIBILITY:       Service Performance: Supplier provides all services and
                      infrastructure related to network installations / de-installations.

REPORTING PERIOD:     As required under Master Schedule D.

HOURS OF OPERATIONS:  24 x 7 x 365

RESOURCE RANGE:       This service level relates to network requirements ranging from the addition of a single user device upward to entire
                      Wards Offices and Operation Centers.

REPORT:               See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I


                             NETWORK RESPONSE TIME
                             ---------------------

OBJECTIVE:     Supplier will establish and perform to the network response time and performance baseline for the Wards network.

DEFINITION:    Response time for the Wards network is defined as the amount of time it takes to receive a response from the destination network device, once a Wards end user has initiated any action to communicate to it from the source network device.
               Network includes protocols and topologies to be maintained throughout the year regardless of peak or non-peak seasonal activity.

METHOD: Data Capture: Response time will be measured by Supplier provided network monitoring and performance tools or periodic manual checks from end user network attached devices. Wards network response time issues will also be captured in the Supplier provided problem management system for any Wards or Supplier reported network response time problems.

               Measurement Interval: Monthly

SERVICE LEVEL:
               -----------------------------------------------------------------
                Description             Data Points
               -----------------------------------------------------------------
                Service Level           Average response time is ___ seconds
                                        or less
               -----------------------------------------------------------------
                Increased Impact        Average response time is more than ___
                                        seconds
               -----------------------------------------------------------------

IMPACT:                High

AFFECTED AREA:         All Wards Offices, Associates and Outprocessors

RESPONSIBILITY:        Service Performance: Supplier is responsible for all
                       services related to this Service Level

                       Compliance Management: Supplier provides calculation, reporting and analysis for this Service Level.

REPORTING PERIOD:      Monthly.

HOURS OF OPERATION:    During Scheduled Availability.

RESOURCE RANGE:        This service specification will apply to all network
                       mediums and protocols in use by Wards during peak and non-peak seasonal periods. This service level does not apply during scheduled network downtime.

REPORT:                See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-II


                          DISASTER RECOVERY PLANNING
                          --------------------------

OBJECTIVE:     To ensure the Supplier has developed and documented a
               comprehensive network disaster recovery plan for each Wards In-scope Location in accordance with the existing Wards Disaster
               Recovery plan, which is a non-contractual document.

DEFINITION:    The goal of the Supplier's documented network disaster recovery plan is to restore Wards network connectivity and continuity within times specified in the Wards Disaster Recovery Plan.

METHOD: The Supplier will participate and provide documented network disaster recovery plans during the Wards disaster recovery planning meetings or as requested by Wards.

SERVICE LEVEL:
               -----------------------------------------------------------------
                VALUES                  METRICS
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
                Service Level -       Recovery of network connectivity and
                                      continuity to support Wards' Critical
                                      Applications within the timeframes
                                      outlined in the Wards Disaster Recovery
                                      Plan.
               -----------------------------------------------------------------
                Increased Impact -    Recovery of network connectivity and
                                      continuity to support Wards' Critical
                                      Applications within 12 hours of the
                                      timeframes outlined in the Wards Disaster
                                      Recovery Plan.
               -----------------------------------------------------------------

IMPACT:                Medium

AFFECTED AREA:         Wards Offices & Associates

RESPONSIBILITY:        Supplier

PERIOD:                Duration of any declared disaster

HOURS OF OPERATION:    N/A

RESOURCE RANGE:        Bandwidth to process all Wards' critical applications
                       during a disaster in accordance with Wards Disaster
                       Recovery Plan.

REPORT:                See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-III



                         DISASTER RECOVERY TEST (WAN)
                         ----------------------------

OBJECTIVE:          To ensure restoration of Wards Critical Applications as
                    documented within the Supplier disaster recovery plans for the Wide Area Network.

DEFINITION:         The Supplier will define and demonstrate the accuracy of the documented network disaster recovery plans by conducting one disaster recovery test per year for Wide Area network connectivity.

METHOD: Disconnect all or an agreed upon subset of the Wide Area Network and verify that the backup connection is functional.

SERVICE LEVEL:
               -----------------------------------------------------------------
                VALUES                 METRICS
               -----------------------------------------------------------------
                Service Level -        90% of the scheduled recovery activities
                                       are performed during the test using the
                                       documented plans.
               -----------------------------------------------------------------
                Increased Impact -     Less than 80% of the scheduled recovery
                                       activities are performed during the test
                                       using the documented plans.
               -----------------------------------------------------------------

IMPACT:                High

AFFECTED AREA:         Wards Offices and Associates

RESPONSIBILITY:        Supplier

PERIOD:                Semi-annually.

RESOURCE RANGE:        This service level is valid as long as Wards participates
                       in the disaster recovery planning and testing process as defined in the Wards disaster recovery plan and as mutually agreed to by Supplier and Wards.

REPORT:                See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-III



                            PROBLEM RESPONSE TIME
                            ----------------------

OBJECTIVE:     To ensure repairs to network devices, software/firmware, and telecommunications within the Wards enterprise are completed in a timely and orderly manner such that end-users may resume their duties as quickly as possible.

DEFINITION:    A reactive maintenance activity required to repair, reroute and/or replace network devices, telecommunications or software/firmware. The service levels are measured in terms of overall time to have the third party supplier respond to the request for repair. Time starts accumulating from the point at which a problem ticket is opened and a corresponding problem ticket number has been assigned. Problems within the Supplier's control will be handled through standard problem management procedures. This Service Level applies to problems that are not within Supplier's direct control.

METHOD: Problem tracking for initial entry, arrival times and repair times are recorded and reported using the automated problem ticket tracking system.
               Number of tickets closed within the standard set of hours / number of tickets opened during the period.

SERVICE LEVEL:
               -----------------------------------------------------------------
                VALUES                METRICS
               -----------------------------------------------------------------
                Service Level -       More than one network problem not within
                                      Supplier's direct control is not responded
                                      to within four hours of the time the
                                      problem is reported
               -----------------------------------------------------------------
                Increased Impact -    More than two network problems not within
                                      Supplier's direct control are not
                                      responded to within four hours of the time
                                      the problem is reported
               -----------------------------------------------------------------

IMPACT:                High

AFFECTED AREA:         Wards Offices, Associates and Outprocessors

RESPONSIBILITY:        Supplier

PERIOD:                Monthly

HOURS OF OPERATION:    24 x 7 x 365

RESOURCE RANGE:        All Wards network devices and facilities in all
                       Distribution Centers and areas affecting 100 or more users within the Wards enterprise.

REPORT:        See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type - I


                     SOFTWARE/FIRMWARE RELEASE MANAGEMENT
                     ------------------------------------

OBJECTIVE:     To maintain the currency and thereby the capability for support of the Wards investment in software/firmware within the facilities. To ensure the Supplier implements changes to the Wards environment in the prescribed manner in accordance with the change management processes with minimal impact on Wards' users and processing schedules.

DEFINITION:    Software release management is the process of maintaining a consistent level of currency and compatibility across network devices, ensuring they are at a level that supports business initiatives and regulatory requirements. The Supplier and Wards personnel will have access to a Supplier-provided isolated network test environment to support initial and quality assurance testing of changes to the Wards network prior to implementation.

METHOD: All software installations, maintenance implementations and enhancements will follow the standard change management process.

SERVICE LEVEL:

                 VALUES                 METRICS
               ------------------------------------------------------------
                 Service Level -         software/firmware maintained at a
                                        release level of n-2 or to a
                                        mutually agreed level
               ------------------------------------------------------------
                 Increased Impact -     software/firmware maintained at a
                                        release level of n-3 or to a
                                        mutually agreed release level
               ------------------------------------------------------------

IMPACT:                Medium

AFFECTED AREA:         Wards Offices, Associates and Outprocessors

RESPONSIBILITY:        Supplier

PERIOD:                Monthly

RESOURCE RANGE:        None

REPORT:                See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type - II


     C.   SERVICE LEVELS

     The Service Levels are identified in the following table(s). Each Service Level is assigned a Severity Weight in the following table(s), which is used in the calculation of the Service Level Credits. The Severity Weights are expressed as percentages, totaling 100% for all Service Levels, and approximate the relative severity of the impact on Wards' operations of failures to meet the respective Service Levels. The parties acknowledge that these percentages are approximations of probable severity and relative importance and do not limit Wards' right to contend that one or more failures to meet one or more of the Service Levels may constitute a material breach of the Agreement. Upon sixty
(60) days
advance notice to Supplier, Wards may adjust the Severity Weights of the respective Service Levels as Wards deems appropriate so long as the total of such percentages does not exceed 100%.

-----------------------------------------------------------------------------------------------------------------
   SERVICE                                                                                     INCREASED IMPACT
    LEVEL              DESCRIPTION      SERVICE LEVEL       SEVERITY       SERVICE LEVEL             LEVEL
  STANDARD                               MEASUREMENT         WEIGHT
     ID
-----------------------------------------------------------------------------------------------------------------
              NETWORK AVAILABILITY      MINUTES OF             25             99.5%               99.0%
                                          NETWORK                          AVAILABILITY        AVAILABILITY
                                          DOWNTIME
-----------------------------------------------------------------------------------------------------------------
                        NETWORK         PERFORMANCE             5               NOT            LESS THAN 90% OF
                   INSTALLATION/DE-                                          COMPLETED          WARDS NETWORK
                     INSTALLATION                                          WITHIN AGREED       INSTALLATIONS AND
                                                                            TIME FRAMES        DE-INSTALLATIONS
                                                                                                 ARE COMPLETED
                                                                                                  WITHIN THE
                                                                                               MUTUALLY AGREED
                                                                                                  TIME FRAME
-----------------------------------------------------------------------------------------------------------------
                  NETWORK RESPONSE      PERFORMANCE            25          __ SECONDS OR       MORE THAN ___
                       TIME                                                     LESS            SECONDS
-----------------------------------------------------------------------------------------------------------------
                  DISASTER RECOVERY     RESTORATION             5           RECOVERY OF        RECOVERY OF
                      PLANNING             TIME                               NETWORK           NETWORK
                                                                            CONNECTIVITY       CONNECTIVITY
                                                                                AND            AND CONTINUITY
                                                                           CONTINUITY TO         TO SUPPORT
                                                                              SUPPORT          WARDS' CRITICAL
                                                                               WARDS'            APPLICATIONS
                                                                              CRITICAL         WITHIN 12 HOURS
                                                                            APPLICATIONS            OF THE
                                                                             WITHIN THE           TIMEFRAMES
                                                                             TIMEFRAMES        OUTLINED IN THE
                                                                             OUTLINED IN       WARDS DISASTER
                                                                              THE WARDS        RECOVERY PLAN.
                                                                              DISASTER
                                                                              RECOVERY
                                                                                PLAN.
-----------------------------------------------------------------------------------------------------------------
              DISASTER RECOVERY TEST       TEST                15            90% OF THE        LESS THAN 80%
                      (WAN)             PERFORMANCE                          SCHEDULED             OF THE
                                                                             RECOVERY            SCHEDULED
                                                                           ACTIVITIES ARE        RECOVERY
                                                                             PERFORMED         ACTIVITIES ARE
                                                                            DURING THE           PERFORMED
                                                                            TEST USING         DURING THE TEST
                                                                                THE              USING THE
                                                                            DOCUMENTED           DOCUMENTED
                                                                               PLANS.              PLANS.
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
               PROBLEM RESPONSE TIME         PERFORMANCE              20   MORE THAN ONE       MORE THAN TWO
                                                                            NETWORK PROBLEM    NETWORK PROBLEMS
                                                                              not within         not within
                                                                               Supplier's      Supplier's direct
                                                                             direct control    control ARE NOT
                                                                                IS NOT           RESPONDED TO
                                                                              RESPONDED TO     WITHIN FOUR HOURS
                                                                              WITHIN FOUR      OF THE TIME THE
                                                                              HOURS OF THE        PROBLEM IS
                                                                                TIME THE           REPORTED
                                                                               PROBLEM IS
                                                                                REPORTED
----------------------------------------------------------------------------------------------------------------
               SOFTWARE/FIRMWARE RELEASE    PERFORMANCE                5    ALL SOFTWARE AT     ALL SOFTWARE AT
                       MANAGEMENT                                             LEAST AT N-2       LEAST AT N-3
                                                                             RELEASE LEVEL      RELEASE LEVEL OR
                                                                              OR AS AGREED        AS AGREED
----------------------------------------------------------------------------------------------------------------




        The following Service Levels are designated as Critical Service Levels:

              SERVICE               APPLICATION                                 DESCRIPTION
               LEVEL
             STANDARD
                ID
             --------------------------------------------------------------------------------------
                                                                           NETWORK AVAILABILITY
             --------------------------------------------------------------------------------------
                                                                           NETWORK RESPONSE TIME
             --------------------------------------------------------------------------------------


III. SERVICE LEVEL CREDITS

     A.  CREDITS

     In each case of a failure to satisfy a Service Level Supplier will, within five (5) days from the identification of the deviation from the applicable Service Level, provide to Wards a plan of activities which will allow Supplier to satisfy the applicable Service Level at the earliest date practicable. In addition, Wards shall be entitled to recover a Service Level Credit for such Service Level calculated in the manner described below, provided, however, that the aggregate amount of such Service Level Credits for any given month will not exceed ten percent (10%) of Supplier's monthly charges under this Service Agreement for the applicable month (excluding Pass-Through Expenses, if any). If a single event directly causes a failure to achieve more than one Service Level, then only one Service Credit will apply. In such event, Wards will select the Service Level that will be used for the calculation of the Service Credit.

     B.  METHOD OF CALCULATION

     If Supplier fails to meet or exceed a Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any). If Supplier's performance fails to meet an Increased Impact Level for any Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any) (this calculation being in lieu of, and not in addition to, the credit calculation for the corresponding Service Level failure). To calculate the total Service Level Credit due to Wards for the applicable month, the amounts calculated for each Service Level or Increased Impact Level as described above will be totaled and such amount shall be available as a credit to Wards against Supplier's invoice for the applicable month.

     C.  FREQUENCY FACTOR

     In any case where Supplier fails to achieve the same Service Level (including failure to achieve the designated Increased Impact Level for that Service Level) in two consecutive months or in any four months in any 12-month period, the applicable Severity Weight shall be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any) and for any subsequent months in which Supplier fails to achieve such Service Level or Increased Impact Level; provided, however, that in no case will Supplier be liable for total Service Credits which exceed ten percent (10%) of the applicable monthly invoice (excluding Pass-Through Expenses and Special Charges, if any).

The Service Credits will revert to the method of calculation provided in Section III.A. above in the following circumstances:

     1. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is different from the root problem that was the cause of the failure in the first month, the calculation will revert to the method of calculation in Section III.A. following four consecutive months of achieving the Service Level.

     2. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is the same as the root problem that was the cause of the failure in the first month, the calculation will revert to the method of calculation in
         Section III.A. following ten consecutive months of achieving the Service Level.

Nothing in the preceding two paragraphs will excuse the application of the frequency factor in the calculation of Service Credits if a subsequent failure to achieve a Service Level would otherwise make the frequency factor apply.

     D.  EXCUSED PERFORMANCE PROBLEM

         Supplier shall not be liable to pay Wards Service Level Credits for any failure to meet a Service Level to the extent that such a failure is directly attributable to (i) a Force

         Majeure Event; (ii) breaches of this Agreement by Wards, provided that Supplier has provided Wards with reasonable notice of such breach immediately after becoming aware of it and determining that such breach will adversely impact Supplier's performance of Services and Supplier has used all Commercially Reasonable Efforts to perform notwithstanding such breach; (iii) acts or omissions of Wards (or third parties acting on behalf of Wards under a written agreement), provided that Supplier has provided Wards with reasonable notice of such software problem immediately after becoming aware of it and determining that such problem will adversely impact Supplier's performance of the Services and Supplier has used Commercially Reasonable Efforts to perform notwithstanding such breach; or (iv) the first manifestation of an extraordinary latent error or defect in Equipment used by Supplier in providing the Services (and any related repeated instances pending the applicable Supplier's correction of the defect) if such defect was (1) unknown to Supplier and (2) not disclosed in any information distributed by the third party licensor, manufacturer, or distributor and (3) not preventable or discoverable through normal testing or maintenance procedures. The foregoing are referred to herein collectively as an "Excused Performance Problem." Supplier shall be liable to grant Wards Service Level Credits for any failure to meet a Service Level attributable to any cause other than causes expressly included in the categories listed above.

     E.  TIME LIMIT

         If Supplier does not notify Wards of any Excused Performance Problem (as described in Section III.D above) within ninety (90) days of the date Supplier provides Performance Reports covering the time period during which the Excused Performance Problem is alleged to have occurred, then Supplier shall be deemed to have waived the claim of an Excused Performance Problem.


IV.  SERVICE LEVEL TERMINATION EVENT

     A.  DEFINITION

         1.   Measurement Event - For purposes of this section, a "Measurement
              -----------------
              Event" will be the monthly calculation of Supplier's actual performance for each Service Level or Critical Service Level. The total possible Measurement Events during any specific period of time is the product of the number of months in that time period times the number of Service Levels or Critical Service Levels, as applicable.

          2.  Failure Event - For purposes of this section a "Failure Event"
              -------------
              shall be a specific Measurement Event for which Supplier fails to achieve the relevant Critical Service Level(s) or Service Level(s); provided, however, that any such failure caused by an event described in Section III.D of this SLA shall not be counted as a Failure Event. Any single event, act or omission that causes multiple Service Levels to be missed will be counted as one Failure Event.

     B.  REPEATED SERVICE LEVEL FAILURES

         Certain repeated failures by Supplier to achieve the required Service Levels will constitute a Service Level Termination Event.

         The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the Maximum
                                                          -------
          Failure Events specified in the following table:



----------------------------------------------------------------------------------------------------------
SERVICE LEVEL                 MEASUREMENT PERIOD       MAXIMUM FAILURE EVENTS    TOTAL MEASUREMENT EVENTS
                                                          (SERVICE LEVELS)         IN MEASUREMENT PERIOD
----------------------------------------------------------------------------------------------------------
Service Level Failure      Rolling Six Months                     6                         19
Events
----------------------------------------------------------------------------------------------------------
Service Level Failure      Rolling Twelve Months                 12                         37
Events
----------------------------------------------------------------------------------------------------------
Increased Impact Level     Rolling Six Months                     4                         19
 Failure Events
----------------------------------------------------------------------------------------------------------
Increased Impact Level     Rolling Twelve Months                  8                         37
 Failure Events
----------------------------------------------------------------------------------------------------------


     C.  REPEATED CRITICAL SERVICE LEVEL FAILURES

          Certain repeated failures by Supplier to achieve the required Critical Service Levels will constitute a Service Level Termination Event.

          The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the Maximum
                                                           -------
          Failure Events specified in the following table:


--------------------------------------------------------------------------------------------------
SERVICE LEVEL MEASURE      MEASUREMENT PERIOD     MAXIMUM FAILURE EVENTS      TOTAL MEASUREMENT
                                                     (CRITICAL SERVICE      EVENTS IN MEASUREMENT
                                                          LEVELS)                  PERIOD
--------------------------------------------------------------------------------------------------
Service Level Failure    Rolling Six Months                  2                      12
Events
--------------------------------------------------------------------------------------------------
Service Level Failure    Rolling Twelve Months               4                      24
Events
--------------------------------------------------------------------------------------------------
Increased Impact Level   Rolling Six Months                  2                      12
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Failure Events
---------------------------------------------------------------------------------------------------
Increased Impact Level   Rolling Twelve Months        4                      24
 Failure Events
--------------------------------------------------------------------------------------------------


     D.  CATASTROPHIC LEVEL OF SERVICE

          Recovery of the Network Services within twenty-four hours of the scheduled time to recover those Services under the Wards Disaster Recovery Plan.



     E.  QUALIFICATION

          Nothing in this Section IV is intended to imply that any lesser number or different combination of occurrences of deficient performance by Supplier may not also constitute a material breach of Supplier's obligations warranting termination of the Service Agreement by Wards for cause.

                                   EXHIBIT E

                             TRANSFERRED EQUIPMENT

NONE

                                   EXHIBIT F

                        WARDS FACILITIES AND EQUIPMENT


Wards Facilities that have been designated for use by Supplier at the Wards' headquarters as described in Service Agreement No. 2 (Data Center Services).

SUMMARY OF NETWORK DEVICES
--------------------------

MODEMS / MUXES:

     200 - General DataComm (GDC) NMS9600 Standalone Modems
     100 - GDC NMS9600 Rackmount Modems
      60 - GDC 500/600 Series Desktop Modems
     130 - 3/rd/ Party provided and supported miscellaneous modems
       5 - GDC Megamuxes

ROUTERS:

       1 - Cisco 7513
       2 - Cisco 4000 Series
      40 - Cisco 2500 Series

ETHERNET HUBS:

      30 - Synoptics 300 Series and Allied Telesyn (Corporate Campus) Multiple remote devices (See attached)

ETHERNET SWITCHES:

      25 - IBM 8271-524
      39 - IBM 8271-624
      30 - IBM 8271-712

ATM SWITCHES:

      4 - IBM 8274
      4 - IBM 8210

MATRIX SWITCHES:

      1 - Bytex Unity50-LE;  448X448 RS232  32X32 V.35

CHANNEL SWITCHES:

     1 - Beall 6E, Group 1, 12X16


REMOTE LOCATIONS
----------------

CHARLOTTE

Number of HUBS = 1
Number of PORTS = 8
Number of Ports in Use = 8
Make and Model = CentreCom MR820TR

PHOENIX

1 - 3Com office connect 4 port
1 - 3Com super stack 24 port (in use)
3 - 100 Base-T 3Com super stack 12 port
1 - 10 Base-T 3Com super stack 12 port


KANSAS CITY

3COM HUB10 SUPERSTACK                24 PORTS                     24 IN USE
3COM HUB10 SUPERSTACK                24 PORTS                     11 IN USE
CISCO 1503 MICRO HUB                  8 PORTS                      5 IN USE

SACRAMENTO

Two hubs - HP HPJ2601p-24 ports per hub.  One port open

BRANDYWINE

3Com:
1.)  2 Super Stack II  Hub 100 TX
2.)  3 Super Stack II  Hub 10
3.)  1 Super Stack II  Port Switch Hub
4.)  1 Super Stack II  PS Hub 40

Number of ports in the Hub:
1.)  2 have 12
2.)  2 have 12 and 1 has 24
3.)  12
4.)  12

Number of ports being used:
1.)  10 and 12 used

2.)  12 & 20 & 3 used
3.)   6 used
4.)   3 used


PENNSAUKEN

In operation: 3 Com Super Stack II with 24 ports.  11 in use

TAMPA

?

HOUSTON

1 Cisco 2500-Super Stack II, Hub 10
Model:  All are 3Com Super Stack II

GARDEN GROVE

Model: All are 3Com Super Stack II

Total Ports    Ports in Use        In Use At
12             8                   Computer Room/Whse Office
24             2                   Computer Room/Whse Office
12             4                   Receiving Office
12             2                   Sortation/LP Office
24             15                  Customer Care/Main Whse Office
24             18                  Customer Care/Main Whse Office


GRAND LEDGE

1  HUB
24 PORTS
17 PORTS IN USE
7  PORTS AVAILABLE
3COM SUPERSTACK II   HUB10


NEW STANTON

1 HUB - 3COM SUPERSTACK II   HUB10
24 PORTS ....23 IN USE....1 AVAILABLE

NOTE: There are two repeater HUBS in the ceiling for linear runs of over 300 Ft. to timeclocks in the building.

PORTLAND

3COM,  Super Stack II,  24 Port Hub,  13 ports in use

FT. WORTH

1       Cisco Router
2       3COM SUPERSTACK II HUBS
24      Ports Each
23      Ports Available

ROMEOVILLE

Computer Room       Synoptics    Lattiss Hub 2813    16     5
Computer Room       Synoptics    Lattiss Hub 2813    16     0
Computer Room       Synoptics    Lattiss Hub 2803    16     1
Computer Room       Synoptics    Lattiss Hub 2803    16     0
Computer Room       Synoptics    Lattiss Hub 2803    16     1
Computer Room       Synoptics    Lattiss Hub 2803    16     3
Computer Room       3Com         Super Stack         20     2
Computer Room       Bay Networks Baystack            12     11
Computer Room       Bay Networks Baystack            12     12
Computer Room       Bay Networks Baystack            12     12
Computer Room       Bay Networks Distributed 5000    14     1
Shipping            3Com         Super Stack         20     16
Receiving           Bay Networks Distributed 5000    12     6


ST. PAUL

1-24 port 3Com Super Stack II
18 are available

                                   EXHIBIT G

                           THIRD PARTY CONTRACTS AND
                             THIRD PARTY SOFTWARE

MCI DATA CIRCUITS CONTRACT PROVIDED UNDER SEPARATE COVER.

                                   EXHIBIT H

                                 WARDS SOFTWARE

NONE

                                   EXHIBIT I

                               SUPPLIER SOFTWARE

NONE

                                                                       10.(i)(R)

                   SERVICE AGREEMENT BETWEEN MONTGOMERY WARD
                            & CO., INCORPORATED AND
                              ACXIOM CORPORATION


                 SERVICE AGREEMENT NO. 5: DESKTOP/LAN SERVICES
                 ---------------------------------------------


     THIS SERVICE AGREEMENT NO. 5: DESKTOP/LAN (the "Service Agreement") is made and entered into this 6th day of November, 1998 between Montgomery Ward & Co., Incorporated a Delaware corporation ("Wards"), and Acxiom Corporation, a Delaware corporation ("Supplier").

     This Service Agreement is entered into between Wards and Supplier pursuant to the Master Agreement (defined below). Wards and Supplier agree that: (i) except to the extent expressly provided otherwise in the Service Agreement, all the terms and definitions of the Master Agreement are incorporated by reference into the Service Agreement, and (ii) in the event of any inconsistent or contradictory terms between the Master Agreement and the Service Agreement, the terms of Section 2.3 of the Master Agreement shall control.

     The Parties hereby agree as follows:

                            ARTICLE 1.  DEFINITION

     All defined terms that are used in the Master Agreement will have the same meaning in this Service Agreement. In addition, for purposes of this Service Agreement, the following terms shall have the indicated meanings:

DESKTOP/LAN ENVIRONMENT" means all of the desktop, laptop, peripheral devices, servers(only those on Schedule E which will be amended based on final asset inventory) and local area network devices utilized by Wards at the Wards Corporate Complex, as of the Service Agreement Effective Date and as subsequently modified under this Service Agreement.

     "DESKTOP/LAN SERVICES" has the meaning given in Section 5.1.

     "INITIAL TERM" has the meaning given in Section 2.1.

     "MASTER AGREEMENT" means the Master Service Agreement for Information Technology Services Between Montgomery Ward & Co., Incorporated and Acxiom Corporation dated November 6, 1998, and all amendments thereto.

     "RENEWAL TERM" has the meaning given in Section 2.2.

     "SERVICE AGREEMENT COMMENCEMENT DATE" means the date on which the Migration Plan for Desktop/LAN Services has been implemented.

     "SERVICE AGREEMENT EFFECTIVE DATE" means November 6, 1998.

     "SERVICE AGREEMENT TERM" means the Initial Term of this Agreement and any Renewal Term.

     "SERVICE LEVEL AGREEMENT" when used in this Service Agreement has the meaning given in Section 7.1 of this Service Agreement.

     "TRANSFERRED EQUIPMENT" when used in this Service Agreement has the meaning given in Section 8.1 of this Service Agreement.

     "WARDS PEAK SEASON" means the period in any year during the Service Agreement Term from November 20 through December 31, as such dates may be adjusted by Wards from time to time.

                                ARTICLE 2. TERM

     2.1 INITIAL TERM. The initial term of this Service Agreement (the "Initial Term") shall begin as of the Service Agreement Commencement Date and shall continue for a period of thirty-seven (37) months thereafter, unless earlier terminated or renewed in accordance with the provisions of this Service Agreement or the Master Agreement.

     2.2 RENEWAL TERM. Wards shall have the option to renew this Service Agreement for up to two (2) additional annual terms (each a "Renewal Term")by delivering written notice of such renewal to Supplier at least ninety (90) days before expiration of the final applicable Contract Year under this Service Agreement and before expiration of each annual period thereafter as applicable. All of the terms of this Service Agreement and the Master Agreement shall continue to apply without change during any renewal period(s).

                            ARTICLE 3. TERMINATION

     3.1 CONVENIENCE TERMINATION FEE. Wards shall have the option to terminate this Service Agreement for Convenience in accordance with Section 18.2(a) of the Master Agreement. The Convenience termination charges, if any, shall be as described in Exhibit C to this Service Agreement.

                         ARTICLE 4. PERSONNEL MATTERS

     4.1  KEY SUPPLIER POSITIONS.  Exhibit A identifies the Key Supplier
                                   ---------
Positions that are subject to the provisions of Section 7.2 of the Master Agreement.

                             ARTICLE 5.  SERVICES

     5.1 GENERAL. Throughout the Service Agreement Term, Supplier shall provide the Services described in Exhibit B, as such Exhibit may be amended and
                                  ---------
supplemented from time to time pursuant to the Master Agreement (the "Desktop/LAN Services"). The Desktop/LAN Services includes all of the responsibilities associated with the Desktop/LAN Environment, unless specifically identified as a Wards responsibility under Section 6.3 below. The Services include (i) functions, responsibilities and tasks performed by the Transferred Employees prior to the Service Agreement Effective Date; (ii) functions, responsibilities and tasks not specifically described in this Service Agreement but which are required for their proper performance and are an inherent part of, or a necessary sub-part included within, the Services; and
(iii) functions, responsibilities and tasks that are a logical extension of existing Services as a result of changes in technology, changes in Wards business practices, or changes resulting from change control procedures. Supplier will be the exclusive provider of the services described in this Service Agreement.

     5.2 TRANSITION MANAGEMENT AND SERVICE LEVELS. During the period from the Service Agreement Effective Date through the Service Agreement Commencement Date, Supplier will provide the Desktop/LAN Services under Service Agreement No. 1 (Transition and Migration Services). Following the Service Agreement Commencement Date, the Service Level Agreement and other obligations of this Service Agreement will become effective.

     5.3 APPOINTMENT OF PROJECT EXECUTIVES. Upon the Service Agreement Commencement Date the Parties will appoint individuals as Project Executives under this Service Agreement to carry out the duties described in the Master Agreement.

     5.4 RESPONSIBILITIES OF WARDS. The responsibility matrix included in Exhibit B to this Service Agreement identifies the responsibilities of Wards
---------
during the Term of this Service Agreement, as such Exhibit may be amended and supplemented from time to time pursuant to the Master Agreement. The responsibilities of Wards shall be limited to those items listed in the matrix.

                             ARTICLE 6.   CHARGES

     6.1  CHARGES FOR NETWORK SERVICES.   Exhibit C to this Service Agreement
                                          ---------
sets forth the Charges for the Desktop/LAN Services that may be charged by Supplier. All Charges and all Pass-Through Expenses are subject to the provisions of Article 13 of the Master Agreement.

     6.2 INVOICES FOR CHARGES AND EXPENSES. In all invoices for Desktop/LAN Services, Supplier shall provide Wards with the information described in Exhibit
                                                                         -------
C in sufficient detail in order to allow Wards to verify invoices.  Invoice
-
submission and payment shall be in accordance with Article 14 of the Master Agreement.

                      ARTICLE 7.  SERVICE LEVEL AGREEMENT

     7.1  SERVICE LEVEL AGREEMENT.  Exhibit D to this Service Agreement is the
                                    ---------
Service Level Agreement applicable to contains quantitative Service Levels for the Desktop/LAN Services (the "Service Level Agreement"). The Service Level Agreement will become effective upon the Service Agreement Commencement Date. Service Levels and the associated performance metrics will be baselined during the six (6) month period beginning on the Service Agreement Commencement Date, will be established jointly by the Parties during such 6-month period and shall become effective beginning with the seventh (7/th/) month following the Service Agreement Commencement Date..

             ARTICLE 8.  FACILITIES, EQUIPMENT AND SOFTWARE TERMS

     8.1 TRANSFER OF EQUIPMENT. On the Service Agreement Commencement Date, Wards shall assign, and Supplier shall assume, Wards' obligations under the applicable leases for the equipment listed on Exhibit E (the "Transferred
                                              ---------
Equipment"). The terms of Section 6.1 of the Master Agreement shall apply with respect to the Transferred Equipment.

     8.2 USE OF WARDS FACILITIES AND EQUIPMENT. In accordance with Section 6.2 of the Master Agreement, Wards shall provide the Wards Facilities and Wards Equipment described in Exhibit F to this Service Agreement.
                       ---------

     8.3 TRANSFER OF THIRD PARTY CONTRACTS AND THIRD PARTY SOFTWARE. On the Service Agreement Commencement Date, and subject to Supplier having received any Third Party Consents, Supplier shall assume from Wards all of the rights and obligations of Wards under the Third Party Contracts and the Third Party Software that are listed in Exhibit G. The terms of Section 6.3 of the Master
                            ---------
Agreement shall apply with respect to Third Party Contracts and to Third Party Software.

     8.4  WARDS SOFTWARE.  Listed in Exhibit H is the Software that is
                                     ---------
proprietary to Wards and that is used in Desktop/LAN Systems (the "Wards Software"). The terms of Section 8.1 of the Master Agreement shall apply with respect to the Wards Software.

     8.5 SUPPLIER SOFTWARE. The Supplier Software that is to be used by Supplier to provide the Desktop/LAN Services is listed in Exhibit I. Use of
                                                          ---------
Supplier Software in providing the Desktop/LAN Services shall be in accordance with Section 8.2 of the Master Agreement.

                ARTICLE 9.  TERMINATION AND TRANSITION SERVICES

     9.1 TERMINATION. Wards may terminate the Service Agreement without penalty at any time prior to the Service Agreement Commencement Date if Supplier does not complete the Migration Plan described in Service Agreement No. 1.
After the Service Agreement

Commencement Date, this Service Agreement may be terminated pursuant to the terms of the Master Agreement.

     9.2 TRANSITION SERVICES. In the event of a termination or expiration of this Service Agreement, Supplier shall provide the Termination/Expiration Assistance as provided in Section 18.7 of the Master Agreement.

IN WITNESS WHEREOF the Parties have executed this Master Agreement as of the day and year first above written.


MONTGOMERY WARD & CO.,
INCORPORATED                            ACXIOM CORPORATION



By: /s/ Don Bernheisel                  By: /s/ Joseph C. Grossestreuer
   -----------------------------           ------------------------------------
Name: Don Bernheisel                    Name: Joseph C. Grossestreuer
     ---------------------------             ----------------------------------
Its: SVP, CIO                           Its: SVP-Outsourcing Services
    ----------------------------            -----------------------------------

                   EXHIBITS TO DESKTOP/LAN SERVICE AGREEMENT
                   -----------------------------------------

     EXHIBIT A           KEY SUPPLIER POSITIONS

     Exhibit B           SERVICES

     EXHIBIT C           CHARGES

     EXHIBIT D           SERVICE LEVEL AGREEMENT

     EXHIBIT E           TRANSFERRED EQUIPMENT

     EXHIBIT F           WARDS FACILITIES AND EQUIPMENT

     EXHIBIT G           THIRD PARTY CONTRACTS AND THIRD PARTY SOFTWARE

     EXHIBIT H           WARDS SOFTWARE

     EXHIBIT I           SUPPLIER SOFTWARE

                                   EXHIBIT A

                            KEY SUPPLIER POSITIONS

NETWORK SERVICES AND SUPPORT MANAGER
PC PROJECT AND SUPPORT MANAGER
PC PROCUREMENT MANAGER
SENIOR PC/LAN SUPPORT SPECIALIST
SENIOR PC PRODUCT ANALYST

                                   EXHIBIT B

                                    SERVICES



                               DESKTOP MANAGEMENT

OVERVIEW
--------

  This detailed service description establishes the processes, measurement tools, service specifications, and assumptions associated with Desktop Management for Wards IS. The documented service descriptions are designed to give the Supplier an understanding of Wards' business objectives for Desktop Management while allowing the Supplier latitude to define their own processes and methods for providing the services.

  The intent of the Desktop/Server Management service agreement is for the Supplier to provide hardware and software support in the Wards end-user computing environment. The Supplier will be expected to provide Wards end-user installations, upgrades and Wards' end-user problem resolution for hardware and software. Provided that such installations and upgrades that affect more than 20 users will be treated as a project and will be subject to the terms of the jointly developed project plan. The Supplier will provide desktop and server hardware, software, and project support to ensure user satisfaction with the Wards NT and other LAN environments. The desktop/server group provides server interface support for various other Wards' platforms and departments such as Store Support, Store Planning, Advertising, product service, and merchandise distribution departments. The Supplier will be expected to provide total support from receipt of the problem or request, through the resolution and closing of the problem or requests, by the Wards user who initiated the problem or request. The Supplier will be expected to provide software use assistance for the Wards standard software configuration products.


ACTIVITIES FOR DESKTOP MANAGEMENT
---------------------------------

1. The Supplier will provide hardware break/fix labor solutions for both mission critical (VIP) and non-mission critical (non-VIP) hardware at the Wards Corporate Complex. Wards will fund third-party hardware maintenance adequate for Supplier to meet the service levels.

2. The Supplier will provide software break/fix solutions and work-around at the Wards Corporate Complex including, but not limited to: operating systems and contained components, file corruption and deletion, Wards standard software configuration products., and will provide best effort support for Wards non-standard software products.

3. The Supplier will provide and coordinate the hardware installation function for new, upgrade and redeployment situations at the Wards corporate complex.

4. The Supplier will provide the software upgrade function, the software installation and the software distribution function for Wards' standard software configuration products and best effort on Wards' non-standard software products at the Wards corporate complex.

5. The Supplier will provide software use assistance, through the Supplier help desk, for Wards' standard software products and best effort on Wards' non-standard software products at the Wards corporate complex.

6. The Supplier will provide the parts administration function such as parts ordering, parts receipt and distribution, parts warranty administration and stocking recommendations for Supplier provided or Wards provided parts.

7. The Supplier will provide preventative maintenance for all assets, in accordance with change management procedures as documented in the Procedures Manual.



SERVICE PARAMETERS FOR DESKTOP/SERVER MANAGEMENT
------------------------------------------------

1. The Supplier will be required to provide desktop management services 6am-6pm Monday through Friday, CT. Desktop management support will be available during all off-hour periods reachable via pager.

2. Desktop management support will be required for on-site support during Wards Peak Season and off-hours periods as problem resolutions may dictate.

3. Supplier will be required to support all Wards Corporate Complex hardware and software on-site at the location of the failed hardware or software per the problem escalation procedures specified during normal business hours, and best effort at all other times.

4. The Supplier, if contracted to supply the hardware, will be required to contact the user within three (3) business days of the purchase order receipt to schedule a mutually agreeable installation date, and the user should expect installation within five (5) business days from receipt of the purchase order by the Supplier.

5. The Supplier, if not contracted to supply the hardware, will schedule the installation with the user within three (3) business days of the equipment receipt, and the user should expect installation within five (5) business days from equipment receipt at Wards.

6. The Supplier will provide software certified support staff who are competent with the standard software product image and hardware certified support staff who are competent with standard hardware configuration.

7. The Supplier will be required to research, create, document and validate the Wards standard software image and the Wards standard hardware configuration for all new images and configurations based upon Wards' approval.

8. The Supplier will be required to provide any and all resources or level of expertise needed to resolve any problems or issues governed by the service levels stated in this agreement, except for non-standard software products and non-standard configurations.

9. Devices within the Supplier's scope of responsibility include network interface cards or equivalent, and network access methods (e.g. wireless Ethernet interface cards).

10. The Supplier will provide initial technical expertise for Wards' end-user initiatives dependent upon Wards' approval and the determination whether the request is in scope or out of scope.

11. The Supplier will provide those functions required to de-install any end-user asset including, software removal, hard drive reformatting, removal from asset inventory. Supplier will remove decommissioned asset according to Wards' directive for either lease return, storage, or disposal.

12. The Supplier will be required to research and present the most economical pricing options for hardware and software procurement while ensuring compatibility (i.e. meeting manufacturers' specifications) of all parts and equipment used in hardware installation and break/fix for Wards end-user computing assets.

13. The Supplier will be responsible to ensure correct application of all expected credits for returned hardware and software.

14. The Supplier will assist Wards Human Resources department with asset control related to departing associates.

15. The Supplier will track and manage any desktop/server requests and Help Desk tickets for Wards' users.

16. The Supplier, while not currently responsible for the daily support of any Wards' Apple MacIntosh assets, will provide secondary support for device connectivity to host and LAN environments, provided that if the number of MacIntosh assets increases, Supplier will pass-thru any additional costs incurred.

17. The Supplier will be responsible to assist Wards in completing the thin client implementation. This is considered out-of-scope work currently in progress and should not be construed as permanent in regards to staffing levels.

18. The Supplier will be required to assist Wards in the completion of the building/facility consolidation, which is currently scheduled to be complete by 12/31/98. Tasks would include, but not be limited to Desktop/Server de-install and install, and documentation of Corporate Inventory. This is considered out-of-scope work currently in progress and should not be construed as permanent in regards to staffing levels.

MEASUREMENT TOOLS FOR DESKTOP MANAGEMENT
----------------------------------------

     The Supplier is free to recommend in writing to Wards any additional or alternative tools or processes for Wards review and final approval. Wards must approve use of any new or equivalent tools and/or processes not already in place at Wards. Available tools are listed below.

1)  Microsoft Internet Explorer web browser or equivalent
2)  MS Exchange Email or equivalent
3)  CA-Advance Help Desk(HD) or equivalent(Purchased & Planned)
4)  MS Office (Excel, Word, PowerPoint) or equivalent
5)  Equipment manufacturer technical manuals
6)  MS-Access Proprietary Help Desk/Inventory Software or equivalent

                             RESPONSIBILITY MATRIX

-------------------------------------------------------------------------------------------------------------------------
DESKTOP/SERVER MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                                       WARDS          SUPPLIER
-------------------------------------------------------------------------------------------------------------------------
     SERVICE AREA ACCOUNT ADMINISTRATION
-------------------------------------------------------------------------------------------------------------------------
       Set Standards, Architecture and Design (using Wards products whenever possible)             X
-------------------------------------------------------------------------------------------------------------------------
       Document and approve any exceptions to standards                                            X
-------------------------------------------------------------------------------------------------------------------------
       Test compatibility of new Standards, Architecture and Design with existing
        infrastructure                                                                                           X
-------------------------------------------------------------------------------------------------------------------------
       Conduct product evaluations, for proposed product procurement, including testing
        compatibility with existing infrastructure and ensure year 2000 compliance                               X
-------------------------------------------------------------------------------------------------------------------------
       Support staff will interface and respond to Supplier primary help desk                                    X
-------------------------------------------------------------------------------------------------------------------------
       Log all new problem calls if calls do not originate at the help desk                                      X
-------------------------------------------------------------------------------------------------------------------------
       Prepare and distribute all reports including monthly service level / performance
        reports                                                                                                  X
-------------------------------------------------------------------------------------------------------------------------
       Prepare monthly hardware repair and software support activity report for monthly
        review                                                                                                   X
-------------------------------------------------------------------------------------------------------------------------
       Conduct monthly management review meeting                                                                 X
-------------------------------------------------------------------------------------------------------------------------
       Attend monthly management review                                                            X
-------------------------------------------------------------------------------------------------------------------------
       Audit service level, performance and activity reports as needed                             X
-------------------------------------------------------------------------------------------------------------------------
       Manage consequences (e.g. failure to meet service levels) resulting from monthly
        management review                                                                          X
-------------------------------------------------------------------------------------------------------------------------
       Approve new or changed service level/performance reports as needed                          X
-------------------------------------------------------------------------------------------------------------------------
       Identify areas for improvement                                                                            X
-------------------------------------------------------------------------------------------------------------------------
       Implement action items from monthly management review meeting                                             X
-------------------------------------------------------------------------------------------------------------------------
     HARDWARE PROCUREMENT
-------------------------------------------------------------------------------------------------------------------------
       Wards user to submit requisition to Supplier                                                X
-------------------------------------------------------------------------------------------------------------------------
       Supplier to research, price and verify availability and return information to Wards                       X
-------------------------------------------------------------------------------------------------------------------------
       Accept or reject procurement                                                                X
-------------------------------------------------------------------------------------------------------------------------
       Track all hardware orders requested by Wards                                                              X
-------------------------------------------------------------------------------------------------------------------------
       Provide confirmation of correct order receipt                                                             X
-------------------------------------------------------------------------------------------------------------------------
       Obtain hardware from manufacturer, aggregator or reseller                                                 X
-------------------------------------------------------------------------------------------------------------------------
       Configure hardware according to pre-defined hardware, software and performance
        definitions (Currently performed by PC aggregator)                                                       X
-------------------------------------------------------------------------------------------------------------------------
     INSTALLATION AT WARDS CORPORATE COMPLEX
-------------------------------------------------------------------------------------------------------------------------
       Visit Wards end customer location to review space, electricity, and cabling
        requirements if necessary                                                                                X
-------------------------------------------------------------------------------------------------------------------------
       Schedule hardware installation activity with end customer                                                 X
-------------------------------------------------------------------------------------------------------------------------
       Transport or ship any equipment between or within any Wards' site or Supplier site
        contained within acceptable packaging.                                                                   X
-------------------------------------------------------------------------------------------------------------------------
       Provide and install OEM parts where and when directed by Wards                                            X
-------------------------------------------------------------------------------------------------------------------------
       Install additional approved devices                                                                       X
-------------------------------------------------------------------------------------------------------------------------
       Install hardware at end customer site within specified time frame                                         X
-------------------------------------------------------------------------------------------------------------------------
       Backup and transfer of any end customer data and/or applications                                          X
-------------------------------------------------------------------------------------------------------------------------
       Conduct performance and functional testing (including year 2000 compliance) on
        hardware, software and peripherals                                                         X             X
-------------------------------------------------------------------------------------------------------------------------
       Adjust configuration options as required for installation                                                 X
-------------------------------------------------------------------------------------------------------------------------
       Provide initial instructions to the end customer for the new system                                       X
-------------------------------------------------------------------------------------------------------------------------
       De-install and remove displaced hardware, as required                                                     X
-------------------------------------------------------------------------------------------------------------------------
       Ensure work area is returned to a neat and orderly state prior to departing                               X
-------------------------------------------------------------------------------------------------------------------------
       Obtain end customer's sign-off                                                                            X
-------------------------------------------------------------------------------------------------------------------------
       Update problem ticket, electronic inventory and asset inventory system to reflect
        changes                                                                                                  X
-------------------------------------------------------------------------------------------------------------------------
     MOVES
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
DESKTOP/SERVER MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                                       WARDS          SUPPLIER
-------------------------------------------------------------------------------------------------------------------------
     RESPONSIBILITY DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------
       Schedule hardware move with Wards end customers                                                          X
-------------------------------------------------------------------------------------------------------------------------
       Visit receiving end customer location to review space, electricity, and cabling
        requirements if necessary                                                                               X
-------------------------------------------------------------------------------------------------------------------------
       Disconnect hardware from network                                                                         X
-------------------------------------------------------------------------------------------------------------------------
       Leave the "from" location in a clean and orderly manner                                                  X
-------------------------------------------------------------------------------------------------------------------------
       Physically move hardware to new location and install                                                     X
-------------------------------------------------------------------------------------------------------------------------
       Install additional approved applications                                                                 X
-------------------------------------------------------------------------------------------------------------------------
       Backup and transfer of any end customer data and/or applications                                         X
-------------------------------------------------------------------------------------------------------------------------
       Re-connect hardware to network (if necessary) at new location                                            X
-------------------------------------------------------------------------------------------------------------------------
       Conduct performance and functional testing (including year 2000 compliance) on
        hardware, software and peripherals                                                          X           X
-------------------------------------------------------------------------------------------------------------------------
       Adjust configuration options as required for reinstallation                                              X
-------------------------------------------------------------------------------------------------------------------------
       Provide initial instructions to the end customer for the hardware                                        X
-------------------------------------------------------------------------------------------------------------------------
       De-install and remove displaced hardware, as required                                                    X
-------------------------------------------------------------------------------------------------------------------------
       Ensure work area is returned to a neat and orderly state prior to departing                              X
-------------------------------------------------------------------------------------------------------------------------
       Obtain end customer's sign-off                                                                           X
-------------------------------------------------------------------------------------------------------------------------
       Update problem ticket, electronic inventory and asset inventory system to reflect
        changes                                                                                                 X
-------------------------------------------------------------------------------------------------------------------------
     HARDWARE BREAK/FIX
-------------------------------------------------------------------------------------------------------------------------
       Schedule hardware repair activity with Wards end customer                                                X
-------------------------------------------------------------------------------------------------------------------------
       Identify problems                                                                                        X
-------------------------------------------------------------------------------------------------------------------------
       Backup LAN attached end customer data and/or applications if necessary                                   X
-------------------------------------------------------------------------------------------------------------------------
       Install and test needed replacement parts for hardware                                                   X
-------------------------------------------------------------------------------------------------------------------------
       Resolve problems                                                                                         X
-------------------------------------------------------------------------------------------------------------------------
       Conduct performance and functional testing (including year 2000 compliance) on
        hardware, software and peripherals                                                                      X
-------------------------------------------------------------------------------------------------------------------------
       Provide or adjust configuration options as required                                                      X
-------------------------------------------------------------------------------------------------------------------------
       Ensure work area is returned to a neat and orderly state                                                 X
-------------------------------------------------------------------------------------------------------------------------
       Obtain end customer's sign-off                                                                           X
-------------------------------------------------------------------------------------------------------------------------
       Update problem ticket, electronic inventory and asset inventory system to reflect
        changes                                                                                                 X
-------------------------------------------------------------------------------------------------------------------------
       Manage use of manufacturer warranty, reseller replacement/repair policies, etc. to
        limit total repair costs                                                                                X
-------------------------------------------------------------------------------------------------------------------------
       Perform and manage all Return Material Authorization (RMA)/shipping arrangements,
        provided that Wards is responsible for shipping costs                                                   X
-------------------------------------------------------------------------------------------------------------------------
       Manage hardware spare parts                                                                              X
-------------------------------------------------------------------------------------------------------------------------
       Provide Wards with timely invoicing for hardware and software purchases made on
        Wards behalf                                                                                            X
-------------------------------------------------------------------------------------------------------------------------
       Provide monthly status reports detailing hardware repair activity                                        X
-------------------------------------------------------------------------------------------------------------------------
       Provide monthly report showing hardware spare parts inventory & usage rates                              X
-------------------------------------------------------------------------------------------------------------------------
     DISPOSAL (DISPOSITION)
-------------------------------------------------------------------------------------------------------------------------
       All shipping to be borne by Wards                                                            X
-------------------------------------------------------------------------------------------------------------------------
       Verify final disposition of asset (e.g. lease return, scrap, return to manufacturer
        for replacement, etc.)                                                                                  X
-------------------------------------------------------------------------------------------------------------------------
       Gain Wards approval for replacement or disposal of any Wards failed desktop/server
        device                                                                                                  X
-------------------------------------------------------------------------------------------------------------------------
       Remove all data files, custom applications, licensed software, etc.                                      X
-------------------------------------------------------------------------------------------------------------------------
       Update problem ticket, electronic inventory and asset inventory system to reflect
        changes                                                                                                 X
-------------------------------------------------------------------------------------------------------------------------
       "Warehouse" of hardware components in Wards provided space at Wards corporate
        complex.for later disposition to be provided by Wards.                                                  X
-------------------------------------------------------------------------------------------------------------------------
       "Warehouse" of software licenses (i.e. MS Office license) for reuse at Wards
        corporate complex.                                                                                      X
-------------------------------------------------------------------------------------------------------------------------
       Return assets to lessor, Strategic Asset Redeployment (SAR) or manufacturer                              X
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 DESKTOP/SERVER MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
  RESPONSIBILITY DESCRIPTION                                                                    WARDS            SUPPLIER
-------------------------------------------------------------------------------------------------------------------------
   SUPPLIER SUPPORTED SOFTWARE PLANNING AND MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
    Notify liason of new releases of Supplier supported software                                                   X
-------------------------------------------------------------------------------------------------------------------------
    Conduct performance tuning on Supplier support software                                                        X
-------------------------------------------------------------------------------------------------------------------------
    Plan and schedule major software changes such as operating system installs                                     X
-------------------------------------------------------------------------------------------------------------------------
    Install maintenance (i.e. patches) on Supplier supported software in accordance with
     defined service levels                                                                                        X
-------------------------------------------------------------------------------------------------------------------------
    Monitor, control, and manage recovery from any virus invasion                                                  X
-------------------------------------------------------------------------------------------------------------------------
    Maintain and validate Wards' standard software product image for all new images.                               X
-------------------------------------------------------------------------------------------------------------------------
    Train end customer on Supplier supported software and upgrades                               X
-------------------------------------------------------------------------------------------------------------------------
   SOFTWARE PROCUREMENT
-------------------------------------------------------------------------------------------------------------------------
    Wards user to submit requisition to Supplier                                                 X
-------------------------------------------------------------------------------------------------------------------------
    Supplier to research, price and verify availability and return information to Wards                            X
-------------------------------------------------------------------------------------------------------------------------
    Accept or reject procurement                                                                 X
-------------------------------------------------------------------------------------------------------------------------
    Track all software orders requested by Wards                                                                   X
-------------------------------------------------------------------------------------------------------------------------
    Provide confirmation of correct order receipt                                                                  X
-------------------------------------------------------------------------------------------------------------------------
    Obtain software, or software upgrade from manufacturer, aggregator or reseller               X
-------------------------------------------------------------------------------------------------------------------------
    Configure software according to pre-defined hardware, software and performance
     definitions                                                                                                   X
-------------------------------------------------------------------------------------------------------------------------
   SUPPLIER SUPPORTED STANDARD SOFTWARE INSTALLATION AND UPGRADES
-------------------------------------------------------------------------------------------------------------------------
    Schedule software installation activity with end customer                                                      X
-------------------------------------------------------------------------------------------------------------------------
    Backup and transfer of any LAN attached end customer data and/or applications                                  X
-------------------------------------------------------------------------------------------------------------------------
    Check, test, against viruses                                                                                   X
-------------------------------------------------------------------------------------------------------------------------
    Conduct performance and functional testing (including year 2000 compliance) on
     hardware, software and peripherals                                                          X                 X
-------------------------------------------------------------------------------------------------------------------------
    Adjust configuration options as required for installation                                                      X
-------------------------------------------------------------------------------------------------------------------------
    Provide initial instructions to the end customer for the new software                                          X
-------------------------------------------------------------------------------------------------------------------------
    Obtain end customer's sign-off                                                                                 X
-------------------------------------------------------------------------------------------------------------------------
    Update problem ticket, electronic inventory and asset inventory system to reflect
     changes                                                                                                       X
-------------------------------------------------------------------------------------------------------------------------
   SOFTWARE SUPPORT
-------------------------------------------------------------------------------------------------------------------------
    Identify problems                                                                                              X
-------------------------------------------------------------------------------------------------------------------------
    Backup and transfer of any end customer data and/or applications                                               X
-------------------------------------------------------------------------------------------------------------------------
    Assist users with data restoration from backup media on the various Wards servers.                             X
-------------------------------------------------------------------------------------------------------------------------
    Check, test, and warrant against viruses                                                                       X
-------------------------------------------------------------------------------------------------------------------------
    Resolve problems following Wards documented Escalation Procedures                                              X
-------------------------------------------------------------------------------------------------------------------------
    Conduct performance and functional testing (including year 2000 compliance) on
     hardware, software and peripherals                                                          X                 X
-------------------------------------------------------------------------------------------------------------------------
    Adjust configuration options as required                                                                       X
-------------------------------------------------------------------------------------------------------------------------
    Provide initial instructions to the end customer                                                               X
-------------------------------------------------------------------------------------------------------------------------
    Obtain end customer's sign-off                                                                                 X
-------------------------------------------------------------------------------------------------------------------------
    Update problem ticket, electronic inventory and asset inventory system to reflect
     changes                                                                                                       X
-------------------------------------------------------------------------------------------------------------------------
   OUT-OF-SCOPE SERVICE REQUESTS
-------------------------------------------------------------------------------------------------------------------------
    Initiate service requests                                                                    X
-------------------------------------------------------------------------------------------------------------------------
    Receive, record, monitor and report service requests                                                           X
-------------------------------------------------------------------------------------------------------------------------
    Create/cost of service request                                                                                 X
-------------------------------------------------------------------------------------------------------------------------
    Review project plans                                                                         X
-------------------------------------------------------------------------------------------------------------------------
    Estimate time and costs for changes where applicable                                                           X
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
DESKTOP/SERVER MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
   RESPONSIBILITY DESCRIPTION                                                                    WARDS          SUPPLIER
-------------------------------------------------------------------------------------------------------------------------
    Quote resource rates and obtain Wards' pre-authorization for any overtime or special
     project activity                                                                                              X
-------------------------------------------------------------------------------------------------------------------------
    Write cost justification                                                                      X
-------------------------------------------------------------------------------------------------------------------------
    Identify and communicate alternatives                                                                          X
-------------------------------------------------------------------------------------------------------------------------
    Approve, prioritize, and reprioritize service requests                                        X
-------------------------------------------------------------------------------------------------------------------------
    Assist in prioritization of service requests                                                                   X
-------------------------------------------------------------------------------------------------------------------------
    Maintain and communicate prioritization and schedule of service requests                                       X
-------------------------------------------------------------------------------------------------------------------------
    Perform approved Out-of-Scope Service Request activities within budget and schedule                            X
-------------------------------------------------------------------------------------------------------------------------

                              GLOSSARY OF TERMINOLOGY
                              -----------------------

EUC End User Computing. User community at Wards corporate complex related to use of desktop/server hardware and software and desktop/server applications.

WARDS DEVELOPED          Describes any software application developed by Wards
SOFTWARE                 personnel as a stand alone application, client or
                         server application, system device driver, adjunct or peripheral device driver, or application enhancement capable of operating in the Wards network computing environment.

WARDS PURCHASED          Describes any software application not developed by
SOFTWARE                 Wards personnel capable of operating in the Wards
                         network-computing environment.

WARDS USER               All users of Wards IT services including but not
COMMUNITY                limited to Wards' associates, subcontractors, and
                         customers.

HARDWARE MOVE,           A move describes physically relocating a hardware
ADD, CHANGE (MAC)        device.  Add is a new installation of a hardware
                         device. Change is an upgrade, or reconfiguration of a hardware device.

MEDIA Any removable and transportable data storage medium used to backup, retain, and restore data, including but not limited to: reel tape, cartridge tape (3490, TK50, TK70, DAT, 4mm, 8mm), keyboards or Compact Disc.

PERIPHERAL               Describes any accessory device used in conjunction with
                         other hardware or software devices.

PLOTTER Describes both individual and networked (-shared) plotters in the Wards computing environment.

PRINTER Describes both individual and networked (-shared) printers in the Wards computing environment.

PROBLEM Problem, deficiency, delay or request as reported by a member of the Wards user community.

PROBLEM TRACKING         Call Center database management and problem ticket
SYSTEM                   tracking software.

RELEASE                  Release Management is the management and structured
MANAGEMENT               release of desktop, server, and network software
                         standards that are mutually determined by Wards and Supplier.

SERVER Describes a networked computer hosting applications or services to client computers on the network. Currently servers at Wards are based. In the future the Operating Systems for Servers may change as technology and business requirements demand.

SOFTWARE MOVE,           A move describes physically relocating a software
ADD, CHANGE (MAC)        license. Add is a new installation of software. Change
                         is an upgrade, or reconfiguration of software.

SYSTEMS MANAGED          MS remote system management software used to
SOFTWARE (SMS)           distribute software.


EUC - HELP DESK PROBLEM DEFINITION, CLASSIFICATION AND ACTION REQUIREMENTS
--------------------------------------------------------------------------

SEVERITY  PROBLEM DESCRIPTION                    ACTION                            RESPONSE                 ESCALATION
--------  -------------------                    ------                            --------                 ----------
1         All or large portion of                *Group1 page sent to all EUC      Assigned L3 arrives      If unresolved after 30
                                                 ------------
          Client/Server user environment         staff, and Mgmt. (6am-6pm).       or calls NetOps ASAP,    min, - call/page to
          is down or degraded.                   - Follow escalate list for                                 NSS Mgr.
          Examples:  Merch Server is down.       offshift.  Call/page L3 tech,     (within 10 min).         After 1hr, TS/EUC
                                                 page NSS Mgr, TS/EUC Mgr, and     * Group1 page sent       Mgr, & IT Plan Dir.
                                                                                   -------------
                                                 IT Plan Dir.                      when problem resolved.   2hr - CIO


1-VIP     Officer,  VIP, or their Admin          *Group2 Page to Swat Team,        Assigned ST member       If unresolved after 30
                                                 ------------
          is down, or has problem requiring      TS/EUC Mgr, IT Plan Dir           calls NetOps ASAP.       min, - call/page to
          service.                                                                 (within 10 min)          NSS Mgr.
                                                                                   ST member onsite         After 1hr, TS/EUC
          ...If it is a minor problem that                                         with VIP-User within     Mgr. 2hr - IT Plan
          can be handle deffectively over                                          30 min.                  Dir, & CIO
          phone, such as access permission,                                         * Group1 page sent
                                                                                   -------------
          ....no need to dispatch SWAT.                                            when problem
                                                                                   resolved.

2         Single user down or can't get          HD assigns problem to L2,         Tech assigned and        If no response within
          work done and indentifies problem as   B/F, or L3                        onsite within 2-4        4 hrs, or not fixed
          business critical.                                                       hrs. Resolved            in 8 hours - call/page
                                                                                   within 4-8 hrs.          Mgr, & escalate to
                                                                                                                   -----------
                                                                                                            Sev-1.  After 6 hrs,
                                                                                                            -----
                                                                                                            TS/EUC Mgr.

3         User impacted but not critical,        HD assigns problem to L2,         Tech assigned and        If no response within
          or user has a workaround.              B/F, or L3                        onsite within 24         24 hrs, or not resolved
                                                                                   hrs. Resolved            in 48, call /page Mgr,
                                                                                   within 48 hrs.           and escalate to Sev-2.
                                                                                                                -----------------

4         User question or response              HD assigns problem to L2,         Tech assigned and        If no response within
          requested.                             B/F, or L3                        contact to user          48 hrs, or resolved in
                                                                                   within 48 hrs.           72 hrs,  3 days, -
                                                                                   Resolved in 72           notify Mgr, and

                                   hours.                  escalate to Sev-3.
                                                           -----------------

LOS OBJECTIVES
--------------

Until we have some history, we will follow these objectives as guidelines. After a few weeks of gathering data, we will formalize objectives, and make any adjustments and/or staffing changes.


GROUP1 PAGE (SEV-1)                   GROUP2 PAGE - SWAT TEAM (SEV-1 AND VIP)
-------------------                   ---------------------------------------

IT Planning & Tech Dir. - Morton      Assoc Tech Spec -EUC L3 - Carlos Acosta
Tech Serv & EUC Mgr.    - TBD         Assoc Tech Spec -EUC L3- John Boekeloo
Network Serv & Soft Mgr - Josh        Sr Netk Tech - Netwk L3  - Bob Davenport
VP Comp Servs           - Irv         Netwk Data Inst Mgr  - Henry Harper
Prod Mgr Opers          - Larry       Adv Sys Desgn Mgr  - Bobby Ervin
EUC Staff               - All         Network Serv & Soft Mgr  - Josh Taylor

                   MISSION CRITICAL DEVICES AND APPLICATIONS
                   -----------------------------------------

MISSION CRITICAL(VIP) DESKTOP/LAPTOP HARDWARE

TSO ID                         USER NAME:       VIP INDICATOR       SYSTEM
TH0760                     VOLLMAN, SANDY                   Y         DT
TH1118                       PELEJ, LINDA                   Y         LT
TO5107                    JENKINS, CHERYL                   Y         DT
TO5510                   ANDRESEN, JOANNE                   Y         DT
TO6056                       GARRETT, REG                   Y         DT
TO6213                    MAIER, MICHELLE                   Y         DT
TS0023                 DOSHAN, JEFFREY R.                   Y         DT
TS0078                  RUFFALO, MARGARET                   Y         DT
TS0269                    MCDOWELL, STEVE                   Y         DT
TS0360                   COPENHAVER, MIKE                   Y         DT
TS0567                     JUDY GUSTAFSON                   Y         DT
TS1023                 PEIRINI, MARY JANE                   Y         DT
ts1125                      Staack, Craig                   Y         DT
TS1218                        Tim Watkins                   Y         DT
TS3074                        DIGANGI, AL                   Y         LT
TS3136                      Gatewood, Dan                   Y         DT
TS3720                         BASS, BILL                   Y         TC
TS3824                        NUGENT, RON                   Y         DT
TS4046                  ZUCCHERO, MARYANN                   Y         DT
TS4487                        BYRD, DIANA                   Y         DT
TS4755                   STEFANIAK, MAMIE                   Y         DT
TS5188                       DELK, PHILIP                   Y         DT
TS5251                      FARMER, ROSIE                   Y         DT
TS5311                   TOENINGS, JUDITH                   Y         DT
TS5614                        WEIL, KATHY                   Y         TC
TS5620                     KRAWCZYK, RITA                   Y         DT
ts5640                  Laura M. Martinez                   Y         DT
TS5853                       WOODS, INITA                   Y         DT
TS5923                  SILVESTRI, COOKIE                   Y         DT
TS5930                      SAMPSON, GAIL                   Y         DT
TS5939                      Jenny Alvarez                   Y         DT
TS6239                    MENDEZ, ELEANOR                   Y         DT
TS6301                       JOANNA DWYER                   Y         DT
TS6378                       BOLDA, IRENE                   Y         TC
     B
TS6425                     HEINE, SPENCER                   Y         DT
TS6535                       MORTON MEASE                   Y       LT/TC

TSO ID                         USER NAME:       VIP INDICATOR       SYSTEM
TS6849                   BOHNTINSKY, JOHN                   Y         DT
TS6958                        BUREL, MARK                   Y         DT
TS7158                       BURDI, ANGIE                   Y         DT
TS7272                         LAY, SCOTT                   Y         DT
TS7466                 ARMSTRONG, CHARLES                   Y         LT
TS7653                    CLAXTON, ROBERT                   Y         DT
TS7663                     FREEMAN, KEVIN                   Y         TC
TS8098                      HURLEY, KATHY                   Y         DT
TS8140                      SEARLES, MIKE                   Y         DT
TS8370                    BERNHEISEL, DON                   Y         LT
TS8503                        KYSER, ERIC                   Y         DT
TS8540                         BAIRD, BOB                   Y         DT
TS8766                       GODDU, ROGER                   Y        LT/DT
TS9014                       TAYLOR, KARL                   Y         LT
TS9213                        CIVGIN, DON                   Y         LT
ts9245                        Austin, Tom                   Y         LT
TS9246              Caporale, Louis (Lou)                   Y         LT
TS9573                    PAUP, THOMAS J.                   Y         DT
TS9620                  WANGSTAD, KAROLYN                   Y         DT
TS9641                     KLEIN, STEWART                   Y         LT
TS9844                       STEIN,  ANDY                   Y         LT
TY1242                     HAMMER, IRVING                   Y         TC


MISSION CRITICAL(VIP) LAN SERVERS

All Servers at Wards Corporate Complex


MISSION CRITICAL(VIP) APPLICATIONS

MS-NT
Novell
Lotus-Notes
Windows 95
`Standard' Server Applications

                STANDARD HARDWARE CONFIGURATION (NEW PURCHASE)

Processor model within 2 versions of most recently released
     32 MB Memory
     4 GB Hard Drive
     CD Drive
     17" Monitor


Standard Hardware Configuration Selection Criteria

1.   Special user needs (i.e. IBM workstation for DB2 developers)
2.   Thinclient where available and appropriate
3.   Re-utilization of existing assets where available and appropriate
4.   Standard Hardware Configuration (new purchase)

                                   EXHIBIT C


                                    CHARGES




MONTHLY SERVICES CHARGE (MSC) FOR 37 MONTH TERM:.....................$85,000

     A.    ALLOWANCES:

     -     Up to 250 shrink wrap software service calls per month
           - Up to 1500 keyboards, including associated devices such as terminals, printers, scanners, workstations and PCs, at Wards corporate headquarters

     B.    PRICING ADJUSTMENTS

           Any increase or decrease in the number of keyboards or number of end users shall result in adjustments to the MSC as follows:

     (i) For each 100 unit increase in keyboards, the MSC shall be increased by $75,000 per year, such increase to commence with the MSC for the following month.

     (ii) For any 100 unit decrease in keyboards, the MSC shall be decreased by $55,000 per year, such decrease to take effect with the MSC for the following month.

     (iii) The MSC shall be increased by (x) $25 per month for each additional non-thin-client desktop/laptop device (non-mission critical) beyond an initial allowance of 300 and (y) $50 per month for each distributed client/server mission critical device.

     C.    PASS -THROUGH EXPENSES

     - All telecommunications line charges necessary for connectivity between Wards' corporate complex, Signature and Supplier's data center, shall be Pass-Through Expenses, to be invoiced monthly to Wards without mark-up.

     D.    OUT OF SCOPE

     -     Wards will provide all desktop-related Equipment and Software.
     -     Optional pricing available for technology refresh.
     - Wards may at its option, elect to have Supplier provide disaster recovery services. Such disaster recovery services, including support for testing, shall be provided to Wards at third-party cost plus 15%.
     -     IMACs except at Wards corporate headquarters tower.

     E.   MINIMUM MONTHLY CHARGE

     -    Months 1-13 -- $85,000
     -    Months 14-25 -- $68,000
          -  Months 26-37 -- $51,000

     F.   TERMINATION FEES

          There are no termination fees under this Service Agreement.

                                   EXHIBIT D

                            SERVICE LEVEL AGREEMENT




                             FOR DESKTOP SERVICES
                             --------------------

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
I.     GENERAL.............................................................. 26
       A.    General........................................................ 26
       B.    Definitions.................................................... 26
       C.    Measurement.................................................... 27
       D.    Effective Date for Service Levels.............................. 27
       E.    Revisions...................................................... 27
       F.    Single Point of Contact........................................ 28

II.    SERVICE LEVELS
       A.    Definitions.................................................... 28
       B.    Service Level Measures......................................... 28
       C.    Service Levels................................................. 34

III.   SERVICE LEVEL CREDITS................................................ 36
       A.    Credits........................................................ 36
       B.    Method of Calculation.......................................... 36
       C.    Frequency Factor............................................... 36
       D.    Excused Performance Problem.................................... 37
       E.    Time Limit..................................................... 38

IV.    SERVICE LEVEL TERMINATION EVENTS..................................... 38
       A.    Definition..................................................... 38
       B.    Repeated Service Level Failures................................ 38
       C.    Repeated Critical Service Level Failures....................... 39
       D.    Catastrophic Level of Service.................................. 40
       E.    Qualification.................................................. 40

                            SERVICE LEVEL AGREEMENT
                            -----------------------
                             FOR DESKTOP SERVICES
                             --------------------


I.   GENERAL

     A.   RELATIONSHIP TO SERVICE AGREEMENT AND MASTER AGREEMENT.

     This Service Level Agreement is entered into under the Master Agreement for Information Technology Services between Acxiom Corporation ("Supplier") and Montgomery Ward & Co., Incorporated ("Wards") dated November 6, 1998, and pertains to Service Agreement No. 5: Desktop Services entered into by Wards and Supplier. Any inconsistency between this Agreement, the Service Agreement and the Master Agreement will be resolved pursuant to Section 2.3 of the Master Agreement.

     B.   DEFINITIONS

          In this Service Level Agreement ("SLA"), the terms listed below shall have the indicated meanings. Other terms may be defined in other sections of this SLA. Terms used in this SLA without definition have the meanings ascribed to them in the Master Agreement or Service Agreement.

               1.   Service Level Measure - For any Service identified in this
                    ---------------------
               SLA, the method specified in this SLA for quantitatively calculating Supplier's actual performance. The results of these calculations are compared with Service Levels to evaluate Supplier's compliance with Service Levels.

               2.   Service Levels - For any Service identified in this SLA, the
                    --------------
               required quantitative level or degree of performance by Supplier specified in this SLA as the "Service Level." The Service Levels are the minimally acceptable levels of service for the Services. Any failure to meet a Service Level is unacceptable and may constitute, based upon the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

               3.   Increased Impact Level - For any Service identified in this
                    ----------------------
               SLA, the required quantitative level or degree of performance by Supplier specified in this SLA as the "Increased Impact Level." Any failure to meet an Increased Impact Level is unacceptable and may constitute, based upon the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

               4.   Critical Service Levels - Service Levels associated with
                    -----------------------
               those Services that are most important to the conduct of Wards' operations, which are the subject of this Service Agreement.

               5.   Service Level Credits - The amounts which Wards shall have
                    ---------------------
               the option, but not the obligation, to recover as liquidated damages, in lieu of any other monetary remedies Wards may have, each time Supplier fails to meet the Service Levels for any reason other than those specified in Section III.D of this SLA. Service Level Credits are calculated in the manner described in
               Section III of this SLA.

               6.   Service Level Termination Event - An occurrence or series of
                    -------------------------------
               occurrences of deficient performance by Supplier in performing the Services specified in this SLA as a "Service Level Termination Event." The occurrence of a Service Level Termination Event constitutes, based upon the facts and circumstances, a material breach of Supplier's performance obligations under this Service Agreement and gives Wards the right to terminate this Service Agreement for cause.

     C.   MEASUREMENT

          Unless otherwise stated in this SLA, each Service Level Measure shall be calculated on a complete calendar month basis. Performance results shall be measured and reported based on actual results with any exceptions for Excused Performance Problems reported separately.

     D.   EFFECTIVE DATE FOR SERVICE LEVELS

          The Service Levels provided for in this SLA shall become effective as provided for in Section 7.1 of the Service Agreement.

     E.   REVISIONS

               1. From time to time during the Term, the Parties agree to negotiate in good faith to add, delete, or modify then-existing Service Level Measures, Service Levels, and Increased Impact Levels to reflect changes in Wards' business requirements or objectives. All such changes shall be adopted in the form of a signed written amendment to this SLA.

               2. In the event that any applicable system or function is replaced during the Term by a comparable system or function, the Service Level Measure, Service Level, and Increased Impact Level for such replacement system or function shall, to the extent reasonably practicable (i) be defined during the first 30 days of such replacement, and (ii) must be at least equivalent to the then-existing Service Level Measure, Service Level, and Increased Impact Level for the replaced system or function (assuming the replacement system is capable of delivering the same Service Levels as the replaced system).

               3. At all times during the Term, Supplier shall provide the Services in a manner that meets or exceeds the then-existing Service Levels. The remedies for failure to do so shall include the remedies defined in this SLA, the Service Agreement, and the Master Agreement.

        F.     SINGLE POINT OF CONTACT

               Regardless of whether any failure by Supplier to meet a Service Level is attributable to Supplier or an Excused Performance Problem, Supplier shall provide a single point of contact to address resolution of such failure and shall act promptly to address the problem causing the failure. Unless otherwise agreed by Wards, the Supplier Project Executive shall be the Supplier's single point of contact.


II.     SERVICE LEVELS

        A.     DEFINITIONS

        Certain technical definitions are included in the Glossary of Terminology included as part of Exhibit B to this Service Agreement.


        B.     SERVICE LEVEL MEASURES

                              SERVER AVAILABILITY
                              -------------------

OBJECTIVE:     Monitoring LAN Servers availability and performance according to defined targets. Starting and stopping defined Online Services according to specified service availability schedules. Initiating
               Problem Management procedures to rectify any performance or availability failures.

DEFINITION:    To be available, each LAN Servers must be accessible and usable to Wards Associates according to Wards established schedule.
               Ward's LAN Servers are scheduled to be available as follows:

               7x22x365    04:00-02:00 CT everyday


               Availability is calculated as:

               (Minutes Scheduled)-( Minutes Lost)
               -----------------------------------
                       Minutes Scheduled

METHOD: Monitoring all LAN Servers to ensure their performance and availability remains within stated service levels. The Supplier will provide console or other appropriate management processes to control the Wards LAN Server environments within their control.

SERVICE LEVEL:
               ----------------------------------------------------------------
                  VALUES                    METRICS
               ----------------------------------------------------------------

               ----------------------------------------------------------------

               ----------------------------------------------------------------
                 Service Level -             99.5% availability of all LAN
                                             Servers have been maintained to
                                             Wards schedules.
               ----------------------------------------------------------------
                 Increased Impact -          Less than 98.5% availability
                                             of all LAN Servers have been
                                             maintained to Wards schedules.
               ----------------------------------------------------------------

IMPACT:             High

AFFECTED AREA:      Wards Associates, applications, distribution and stores.

RESPONSIBILITY:     Supplier

PERIOD:             7x22x365 as stated above.

REPORT:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I

                             PROBLEM RESPONSE TIME
                             ---------------------


OBJECTIVE:     To ensure that Supplier's response and initiation of corrective measures for mission critical desktop problems are accomplished in a timely and orderly manner.

DEFINITION:    The timeframe within which Supplier staff must be on-site at the location of the failed device or software. Time starts accumulating from the point at which a problem ticket is opened and a corresponding problem ticket number is assigned, based on the escalation procedures. Tickets are categorized as mission critical or non-mission critical. Mission critical desktop devices are required for Wards to conduct business, with the required on-site response time of forty (40) minutes during normal business hours or best effort at all other times. The overall time to respond to non-mission critical desktop devices is only restricted by the service specification for desktop problem resolution time which stipulates non-mission critical desktop devices and software must be operational within two (2) business day of an initial problem ticket being opened with a corresponding problem ticket number.

METHOD: Problem tracking for initial entry, arrival times and repair times are recorded and reported using the help desk's ACD and automated problem ticket tracking system. Measurement will be performed, for reporting purposes, at the first hour and one business day from opening of the help desk problem ticket for mission critical and non-mission critical problem tickets, respectively.

SERVICE LEVEL:
--------------------------------------------------------------------------------
VALUES                    METRICS
--------------------------------------------------------------------------------
Service Level -           Response to Mission critical problems accomplished 95
                          % of the time within forty (40) minutes during normal
                          business hours or best effort at all other times of a
                          problem ticket being created with a corresponding
                          problem ticket number, per the escalation procedures.
--------------------------------------------------------------------------------
Increased Impact -        Response to Mission critical problems accomplished 90
                          % of the time
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          within forty (40) minutes during normal business hours or best effort at all other times of a problem ticket being created with a corresponding problem ticket number, per the escalation procedures.
--------------------------------------------------------------------------------

IMPACT:                  High

AFFECTED AREA:           Wards Offices & Associates

RESPONSIBILITY:          Supplier

PERIOD:                  Monthly

HOURS OF OPERATION:      06:00-18:00 Monday-Friday, best effort during off-hours

RESOURCE RANGE:          For all Wards designated mission critical hardware and
                         applications

REPORT:                  See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type - I


                            PROBLEM RESOLUTION TIME
                            -----------------------

OBJECTIVE:     To ensure that repairs to equipment, software and systems within the Wards environment are completed in a timely and orderly manner such that end-users may resume their duties as quickly as possible.

DEFINITION:    A reactive maintenance activity required to repair and/or replace a piece of equipment or one of its components and or software.
               The service levels are measured in terms of overall time to repair. Time starts accumulating from the point at a problem management ticket is opened at the Supplier help desk. Tickets are categorized as mission critical or non-mission critical.
               Mission critical desktop devices are required for Wards to conduct business with the overall time to repair or provide workaround within two (2) hours (elapsed clock time) of Supplier's on-site response. The overall time to repair non-mission critical desktop devices is in accordance with the EUC escalation procedures.

METHOD: Problem tracking for initial entry, arrival times and repair times are recorded and reported using the help desk's problem ticket tracking system Calculations will be performed separately for mission critical and non-mission critical problem tickets.

PERFORMANCE MEASUREMENT FOR MISSION CRITICAL REPAIR TICKETS:

SERVICE LEVEL:
-------------------------------------------------------------------------------
VALUES                     METRICS
-------------------------------------------------------------------------------
Service Level -            Mission critical repairs completed 95 % of the time
                           within two (2) hours of Supplier's initial on-site
                           arrival or user contact
-------------------------------------------------------------------------------
Increased Impact -         Mission critical repairs completed 90 % of the time
                           within two (2) hours of Supplier's initial on-site
                           arrival or user contact
-------------------------------------------------------------------------------

IMPACT:                  High

AFFECTED AREA:           Wards Corporate Offices & Associates

RESPONSIBILITY:          Supplier

PERIOD:                  Monthly

HOURS OF OPERATION:      06:00-18:00 central Monday thru Friday; best effort
                         during off-hours.

RESOURCE RANGE:          For all Wards designated mission critical(VIP) hardware
                         and applications.

REPORT:                  See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement, Corrective Action for Service Level Metrics, Action Type - I


PERFORMANCE MEASUREMENT FOR NON-MISSION CRITICAL REPAIR TICKETS:

SERVICE LEVEL:
-------------------------------------------------------------------------------
VALUES                       METRICS
-------------------------------------------------------------------------------
Service Level -              Non-mission critical repairs completed 95% of the
                             time within timeframes established by the EUC
                             escalation procedures.
-------------------------------------------------------------------------------
Increased Impact -           Non-mission critical repairs completed 90% of the
                             time within timeframes established by the EUC
                             escalation procedures.
-------------------------------------------------------------------------------

IMPACT:                  High

AFFECTED AREA:           Wards Corporate Offices & Associates

RESPONSIBILITY:          Supplier

PERIOD:                  Monthly

HOURS OF OPERATION:      06:00-18:00 central Monday through Friday; best effort
                         during off-hours.

RESOURCE RANGE:          For all Wards designated non-mission critical hardware
                         and software

REPORT:                  See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type - I


     STANDARD HARDWARE AND SOFTWARE INSTALLATIONS/UPGRADES/RE-DEPLOYMENTS
     --------------------------------------------------------------------

OBJECTIVE:     To provide Wards with timely installation, upgrade and re-
               deployment of Wards standard hardware and software for non-project requests only. Project requests will be scheduled.

DEFINITION:    The Supplier will schedule and install, upgrade or re-deploy
               Wards hardware and software assets based on the following scheduling criteria:

               Installation, upgrade or re-deployment is to be scheduled with the Wards user and completed within:

               a) Five (5) days from receipt of the Wards standard hardware or software, if the Supplier is responsible for providing the required Wards standard hardware or software;

               b) Five (5) days from receipt of the Wards standard hardware or software, if the Supplier is not responsible for providing the required Wards standard hardware or software;

               c) Five (5) days from the user availability or user requested date if the user requested date is beyond the timeframes indicated in a) or b) above.

 METHOD: The Supplier, using Supplier provided manual/automated change management and tracking processes will log and manage the date, time, and Wards personnel spo ken with to schedule installations.


SERVICE LEVEL:
------------------------------------------------------------------------------
Values                    Metrics
------------------------------------------------------------------------------
Service Level -           On average, 95% of all installation/upgrade/re-
                          deployment requests will be scheduled and completed
                          according to the scheduling criteria defined above.
------------------------------------------------------------------------------
Increased Impact -        On average, less than 90% of all installation/upgrade
                          /re-deployment requests will be scheduled and
                          completed according to the scheduling criteria
                          defined above.
------------------------------------------------------------------------------

IMPACT:             Medium

AFFECTED AREA:      Wards Corporate Offices & Associates

RESPONSIBILITY:     Supplier

PERIOD:             Monthly

HOURS OF OPERATION: N/A

RESOURCE RANGE:     N/A

REPORT:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type - II


                          SOFTWARE RELEASE MANAGEMENT
                          ---------------------------

OBJECTIVE:  To maintain the current version and thereby the capability for manufacturer support of the Wards investment in software. To ensure the Supplier implements changes to the Wards environment in the prescribed manner with minimal impact on Wards' users and processing schedules.

DEFINITION: Software release management is the process of maintaining a consistent level of software version across platforms. Software will be maintained at no older than the current minus two(n-2) version, unless otherwise mutually agreed.

METHOD: The Supplier will research and notify Wards about all software version upgrades, as they become available. Upon Wards' approval, Supplier will plan all software installations, upgrades, maintenance implementations and enhancements following the documented change management process.


   SERVICE LEVEL:
                 ----------------------------------------------------
                    Values           Metrics
                 ----------------------------------------------------
                    Service Level -  95% of all software installs and
                                     upgrades are
                 ----------------------------------------------------

              ---------------------------------------------------------------
                                    completed as scheduled
              ---------------------------------------------------------------
               Increased Impact -   90% or less of all software installs and
                                    upgrades are completed as scheduled
              ---------------------------------------------------------------

IMPACT:          Low

AFFECTED AREA:   Wards Offices & Associates

RESPONSIBILITY:  Supplier

PERIOD:          Semi-annual

RESOURCE RANGE:  The Supplier and Wards personnel will have access to a
                 Supplier-provided isolated test environment to support initial and quality assurance testing of changes to the environment prior to implementati on.

REPORT:          See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type - III


                     DESKTOP/SERVER, REPEAT TICKETS/REWORK
                     -------------------------------------

OBJECTIVE:  To insure the Supplier provides personnel skilled in the disciplines appropriate to their assignments.

DEFINITION: Supplier personnel will perform their duties with a minimum of rework.

METHOD: The Supplier will monitor and report on calls that resulted from incorrect actions being initially performed by Supplier personnel.



SERVICE LEVEL:
                  -------------------------------------------------------------
                    values             Metrics
                  -------------------------------------------------------------
                    Service Level -    95% of calls will be resolved
                                       successfully the first time the
                                       Supplier desktop solution is
                                       implemented.
                  -------------------------------------------------------------
                    Increased Impact - 90% or less of calls will be resolved
                                       successfully the first time the
                                       Supplier desktop solution is implemented.
                 ---------------------------------------------------------------

IMPACT:             High

AFFECTED AREA:      Wards Offices & Associates

RESPONSIBILITY:     Supplier

PERIOD:             Monthly

HOURS OF OPERATION: N/A.

RESOURCE RANGE:     Limited to a total of 7,000 calls per month(total current
                    EUC calls).

REPORT:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type - I


     C.  SERVICE LEVELS

     The Service Levels are identified in the following table(s). Each Service Level is assigned a Severity Weight in the following table(s), which is used in the calculation of the Service Level Credits. The Severity Weights are expressed as percentages, totaling 100% for all Service Levels, and approximate the relative severity of the impact on Wards operations of failures to meet the respective Service Levels. The parties acknowledge that these percentages are approximations of probable severity and relative importance and do not limit Wards' right to contend that one or more failures to meet one or more of the Service Levels may constitute a material breach of the Agreement. Upon 30 days advance notice to Supplier, Wards may adjust the Severity Weights of the respective Service Levels as Wards deems appropriate so long as the total of such percentages does not exceed 100%.


------------------------------------------------------------------------------------------------------------------------------------

  SERVICE         DESCRIPTION      SERVICE LEVEL           SEVERITY             SERVICE LEVEL                  INCREASED
 LEVEL                             -------------           WEIGHT                                              IMPACT LEVEL
 STANDARD ID                       MEASUREMENT
                                   -------------
-----------------------------------------------------------------------------------------------------------------------------------
                                        SERVER               25                99.5% of all LAN Servers have    Less than 98.5% of

                                        AVAILABILITY                           been maintained to Wards         all LAN Servers
                                                                               schedules.                       have been maintained

                                                                                                                to Wards schedules.
------------------------------------------------------------------------------------------------------------------------------------

                                        PROBLEM              25                Response to Mission critical     Response to Mission
                                        RESPONSE TIME                          the time within forty (40)       critical problems
                                                                               hour or best effort at all       accomplished 90 %
                                                                               other times of a problem         of the time within

                                                                               ticket being created             forty (40) minutes
                                                                               with a corresponding problem     during normal
                                                                               ticket number, per the           business hours or
                                                                               escalation procedures.           best effort at all
                                                                                                                other times of a
                                                                                                                problem ticket
                                                                                                                being created with
                                                                                                                a corresponding
                                                                                                                problem ticket
                                                                                                                number, per the
                                                                                                                escalation
                                                                                                                procedures.
-----------------------------------------------------------------------------------------------------------------------------------
                                        PROBLEM              25                Mission critical                 Mission critical
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

  SERVICE         DESCRIPTION      SERVICE LEVEL           SEVERITY             SERVICE LEVEL                  INCREASED
 LEVEL                             -------------           WEIGHT                                              IMPACT LEVEL
 STANDARD ID                       MEASUREMENT
                                   -------------
-----------------------------------------------------------------------------------------------------------------------------------
                                 RESOLUTION TIME                            repairs completed 95 % of the    repairs completed 90%
                                                                            time within two (2) hours of     of the time within
                                                                            Supplier's initial on-site       two (2) hours of
                                                                            arrival or user contact.         Supplier's initial
                                                                            Non-mission critical repairs     on- site arrival or
                                                                            completed 95% ofthe time within  user contact. Non-
                                                                            timeframes established by the    mission critical
                                                                            EUC escalation procedures.       repairs completed
                                                                                                             90% of the time within
                                                                                                             timeframes established
                                                                                                             by the EUC escalation
                                                                                                             procedures.
------------------------------------------------------------------------------------------------------------------------------------

                                      STANDARD HARDWARE      5             On average, 95% of all           On average, less than
                                        AND SOFTWARE                       installation/upgrade/            90% of all installation
                                   INSTALLATIONS/UPGRADES                  re-deployment requests           /upgrade/re-deployment
                                      /RE-DEPLOYMENTS                      will be scheduled and            request will be
                                                                           completed as according           scheduled and completed
                                                                           to the scheduling criteria       according to the
                                                                           defined above.                   scheduling criteria
                                                                                                            defined above.
-----------------------------------------------------------------------------------------------------------------------------------
                                   SOFTWARE RELEASE          5             95% of all software installs     90% or less of all
                                      MANAGEMENT                           and upgrades are completed as    software installs and
                                                                           scheduled                        upgrades are completed
                                                                                                            as scheduled
------------------------------------------------------------------------------------------------------------------------------------

                                   DESKTOP/SERVER            15            95% calls will be resolved       90% or less of calls
                                   REPEAT TICKETS/REWORK                   successfully the first time      will be resolved
                                                                           the Supplier desktop solution    successfully the first
                                                                           is implemented.                  time the Supplier
                                                                                                            desktop solution is
                                                                                                            implemented.
-----------------------------------------------------------------------------------------------------------------------------------


The following Service Levels are designated as Critical Service Levels:


-------------------------------------------------------------
SERVICE LEVEL       APPLICATION      DESCRIPTION
 STANDARD ID        -----------      ------------
-------------
-------------------------------------------------------------
                                     SERVER AVAILABILITY
-------------------------------------------------------------
                                     PROBLEM RESPONSE TIME
-------------------------------------------------------------
                                     PROBLEM RESOLUTION TIME
-------------------------------------------------------------



III. SERVICE LEVEL CREDITS

A.   CREDITS

     In each case of a failure to satisfy a Service Level Supplier will, within five (5) days from the identification of the deviation from the applicable Service Level, provide to Wards a plan of activities which will allow Supplier to satisfy the applicable Service Level at the earliest date practicable. In addition, Wards shall be entitled to recover a Service Level Credit for such Service Level calculated in the manner described below, provided, however, that the aggregate amount of such Service Level Credits for any given month will not exceed ten percent (10%) of Supplier's monthly charges under this Service Agreement for the applicable month (excluding Pass-Through Expenses, if any). If a single event directly causes a failure to achieve more than one Service Level, then only one Service Credit will apply. In such event, Wards will select the Service Level that will be used for the calculation of the Service Credit.

     B.  METHOD OF CALCULATION

     If Supplier fails to meet or exceed a Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any). If Supplier's performance fails to meet an Increased Impact Level for any Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any) (this calculation being in lieu of, and not in addition to, the credit calculation for the corresponding Service Level failure). To calculate the total Service Level Credit due to Wards for the applicable month, the amounts calculated for each Service Level or Increased Impact Level as described above will be totaled and such amount shall be available as a credit to Wards against Supplier's invoice for the applicable month.

     C.  FREQUENCY FACTOR

     In any case where Supplier fails to achieve the same Service Level (including failure to achieve the designated Increased Impact Level for that Service Level) in two consecutive months or in any four months in any 12-month period, the applicable Severity Weight shall be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any), and for any subsequent months in which Supplier fails to achieve such Service Level or Increased Impact Level; provided, however, that in no case will Supplier be liable for total Service Credits which exceed ten percent (10%) of the applicable monthly invoice (excluding Pass-Through Expenses and Special Charges, if any).

The Service Credits will revert to the method of calculation provided in Section III.A. above in the following circumstances:

     1. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is different from the root problem that was the cause of the failure in the first month, the calculation will revert to the method of calculation in Section III.A. following four consecutive months of achieving the Service Level.

     2. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is the same as the root problem that was the cause of the failure in the first month, the calculation will revert to the method of calculation in
         Section III.A. following ten consecutive months of achieving the Service Level.

Nothing in the preceding two paragraphs will excuse the application of the frequency factor in the calculation of Service Credits if a subsequent failure to achieve a Service Level would otherwise make the frequency factor apply.



     D.  EXCUSED PERFORMANCE PROBLEM

          Supplier shall not be liable to pay Wards Service Level Credits for any failure to meet a Service Level to the extent that such a failure is directly attributable to (i) a Force Majeure Event; (ii) breaches of this Agreement by Wards, provided that Supplier has provided Wards with reasonable notice of such breach immediately after becoming aware of it and determining that such breach will adversely impact Supplier's performance of Services and Supplier has used all Commercially Reasonable Efforts to perform notwithstanding such breach; (iii) Wards acts or omissions (or those of third parties acting on behalf of Wards under a written agreement), provided that Supplier has provided Wards with reasonable notice of such act or omission immediately after becoming aware of it and determining such act or omission will adversely impact Supplier's performance of the Services and Supplier has used Commercially Reasonable Efforts to perform notwithstanding the problem; or (iv) the first manifestation of an extraordinary latent error or defect in Equipment used by Supplier in providing the Services (and any related repeated instances pending the applicable Supplier's correction of the defect) if such defect was (1) unknown to Supplier and (2) not disclosed in any information distributed by the third party licensor, manufacturer, or distributor and (3) not preventable or discoverable through normal testing or maintenance procedures. The foregoing are referred to herein collectively as an "Excused Performance Problem." Supplier shall be liable to grant Wards Service Level Credits for any failure to meet a Service Level attributable to any cause other than causes expressly included in the categories listed above.

     E.   TIME LIMIT

          If Supplier does not notify Wards of any Excused Performance Problem (as described in Section III.D above) within ninety (90) days of the date Supplier provides Performance Reports covering the time period during which the Excused Performance Problem is alleged to have occurred, then Supplier shall be deemed to have waived the claim of an Excused Performance Problem.


IV.  SERVICE LEVEL TERMINATION EVENT

     A.   DEFINITION

               1.  Measurement Event - For purposes of this section, a
                   -----------------
               "Measurement Event" will be the monthly calculation of Supplier's actual performance for each Service Level or Critical Service Level. The total possible Measurement Events during any specific period of time is the product of the number of months in that time period times the number of Service Levels or Critical Service Levels, as applicable.

               2.  Failure Event - For purposes of this section a "Failure
                   -------------
               Event" shall be a specific Measurement Event for which Supplier fails to achieve the relevant Critical Service Level(s) or Service Level(s); provided, however, that any such failure caused by an event described in Section III.D of this SLA shall not be counted as a Failure Event. Any single event, act or omission that causes multiple Service Levels to be missed will be counted as one Failure Event.

     B.  REPEATED SERVICE LEVEL FAILURES

          Certain repeated failures by Supplier to achieve the required Service Levels will constitute a Service Level Termination Event.

          The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the Maximum
                                                           -------
          Failure Events specified in the following table:


------------------------------------------------------------------------------------------------------------
SERVICE LEVEL              MEASUREMENT PERIOD       MAXIMUM FAILURE EVENTS        TOTAL MEASUREMENT
                                                      (SERVICE LEVELS)            EVENTS IN MEASUREMENT
                                                                                  PERIOD
------------------------------------------------------------------------------------------------------------

Service Level Failure      Rolling Six Months                 6                       13
Events
------------------------------------------------------------------------------------------------------------

Service Level Failure      Rolling Twelve Months              12                      26
Events
------------------------------------------------------------------------------------------------------------

Increased Impact Level     Rolling Six Months                 6                       13
Failure Events
------------------------------------------------------------------------------------------------------------

Increased Impact Level     Rolling Twelve Months              12                      26
Failure Events

------------------------------------------------------------------------------------------------------------



     C.  REPEATED CRITICAL SERVICE LEVEL FAILURES

          Certain repeated failures by Supplier to achieve the required Critical Service Levels will constitute a Service Level Termination Event.

          The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the Maximum
                                                           -------
          Failure Events specified in the following table:


--------------------------------------------------------------------------------------------------
SERVICE LEVEL              MEASUREMENT PERIOD     MAXIMUM FAILURE EVENTS      TOTAL MEASUREMENT
                                                     (CRITICAL SERVICE      EVENTS IN MEASUREMENT
                                                          LEVELS)                  PERIOD
--------------------------------------------------------------------------------------------------

Service Level Failure      Rolling Six Months                   3                       18
 Events
--------------------------------------------------------------------------------------------------

Service Level Failure      Rolling Twelve Months                6                       36
 Events
--------------------------------------------------------------------------------------------------

Increased Impact Level     Rolling Six Months                   3                       18
 Failure Events
--------------------------------------------------------------------------------------------------

Increased Impact Level     Rolling Twelve Months                6                       36
 Failure Events

--------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------
          ---------------------------------------------------------------------

      D.  CATASTROPHIC LEVEL OF SERVICE


          Recovery of the Desktop/LAN Services within twenty-four hours of the Scheduled time to recover such Services under the Wards Disaster Recovery Plan.



     E.  QUALIFICATION

          Nothing in this Section IV is intended to imply that any lesser number or different combination of occurrences of deficient performance by Supplier may not also constitute a material breach of Supplier's obligations warranting termination of the Service Agreement by Wards for cause.

                                   EXHIBIT E

                             TRANSFERRED EQUIPMENT

NONE

                                   EXHIBIT F

                        WARDS FACILITIES AND EQUIPMENT


THE WARDS FACILITIES DESIGNATED FOR USE BY SUPPLIER IN THE WARDS CORPORATE HEADQUARTERS AS DESCRIBED IN EXHIBIT F TO SERVICE AGREEMENT NO. 2 (DATA CENTER SERVICES).

     Wards Desktop and LAN Equipment: To be determined by Acxiom physical inventory

                                   EXHIBIT G

                           THIRD PARTY CONTRACTS AND
                             THIRD PARTY SOFTWARE
TO BE RETAINED BY WARDS.

                                   EXHIBIT H

                                WARDS SOFTWARE


None

                                   EXHIBIT I

                               SUPPLIER SOFTWARE


NONE

                                                                     10.(i)(R)

                   SERVICE AGREEMENT BETWEEN MONTGOMERY WARD
                            & CO., INCORPORATED AND
                              ACXIOM CORPORATION


                  SERVICE AGREEMENT NO. 6: SATELLITE SERVICES
                  -------------------------------------------


     THIS SERVICE AGREEMENT NO. 6: SATELLITE SERVICES (the "Service Agreement") is made and entered into this 6th day of November, 1998, between Montgomery Ward & Co., Incorporated a Delaware corporation ("Wards"), and Acxiom Corporation, a Delaware corporation ("Supplier").

     This Service Agreement is entered into between Wards and Supplier pursuant to the Master Agreement (defined below). Wards and Supplier agree that: (i) except to the extent expressly provided otherwise in the Service Agreement, all the terms and definitions of the Master Agreement are incorporated by reference into the Service Agreement, and (ii) in the event of any inconsistent or contradictory terms between the Master Agreement and the Service Agreement, the terms of Section 2.3 of the Master Agreement shall control.

     The Parties hereby agree as follows:

                            ARTICLE 1.  DEFINITION

     All defined terms that are used in the Master Agreement will have the same meaning in this Service Agreement. In addition, for purposes of this Service Agreement, the following terms shall have the indicated meanings:

     "INITIAL TERM" has the mean given in Section 2.1.

     "MASTER AGREEMENT" means the Master Service Agreement for Information Technology Services Between Montgomery Ward & Co., Incorporated and Acxiom Corporation dated November 6, 1998, and all amendments thereto.

     "RENEWAL TERM" has the meaning given in Section 2.2.

     "SATELLITE ENVIRONMENT" means the satellite hub, personal earth stations and related devices used by Wards to transmit information between the Wards Data Center and remote locations.

     "SATELLITE SERVICES" has the meaning given in Section 5.1.

     "SERVICE AGREEMENT COMMENCEMENT DATE" means the date on which the Migration Plan for Satellite Service has been implemented.

     "SERVICE AGREEMENT EFFECTIVE DATE" means November 6, 1998.

     "SERVICE AGREEMENT TERM" means the Initial Term of this Agreement and any Renewal Term.

     "SERVICE LEVEL AGREEMENT" when used in this Service Agreement has the meaning given in Section 7.1 of this Service Agreement.

     "TRANSFERRED EQUIPMENT" when used in this Service Agreement has the meaning given in Section 8.1 of this Service Agreement.

     "WARDS PEAK SEASON" means the period in any year during the Service Agreement Term from November 20 through December 31, and as such dates are adjusted by Wards from time to time.


                                ARTICLE 2. TERM

     2.1 INITIAL TERM. The initial term of this Service Agreement (the "Initial Term") shall begin as of the Service Agreement Commencement Date and shall continue for a period of thirty-seven (37) months thereafter, unless earlier terminated or renewed in accordance with the provisions of this Service Agreement or the Master Agreement.

     2.2  RENEWAL TERM.    Wards shall have the option to renew this Service
Agreement for up to two (2) additional annual terms (each a "Renewal Term")by delivering written notice of such renewal to Supplier at least ninety (90) days before expiration of the final applicable Contract Year under this Service Agreement and before expiration of each annual period thereafter as applicable. All of the terms of this Service Agreement and the Master Agreement shall continue to apply without change during any renewal period(s).

                            ARTICLE 3. TERMINATION

     3.1 CONVENIENCE TERMINATION FEE. Wards shall have the option to terminate this Service Agreement for convenience in accordance with Section 18.2(a) of the Master Agreement. The Convenience termination charges, if any, shall be as described in Exhibit C to this Service Agreement.



                         ARTICLE 4. PERSONNEL MATTERS


          KEY SUPPLIER POSITIONS. Exhibit A identifies the Key Supplier
                                  ---------
Positions that are subject to the provisions of Section 7.2 of the Master Agreement.

                             ARTICLE 5.  SERVICES

     5.1 GENERAL. Throughout the Service Agreement Term, Supplier shall provide the Services described in Exhibit B, as such Exhibit may be amended and
                                  ---------
supplemented from time to time pursuant to the Master Agreement (the "Satellite Services"). The Satellite Services includes all of the responsibilities (including Equipment, Software, personnel and expenses) associated with the Satellite Environment unless specifically identified as a Wards responsibility under Section 5.3 below. The Services include (i) functions, responsibilities and tasks performed by the Transferred Employees prior to the Service Agreement Effective Date; (ii) functions, responsibilities and tasks not specifically described in this Service Agreement but which are required for their proper performance and are an inherent part of, or a necessary sub-part included within, the Services; and (iii) functions, responsibilities and tasks that are a logical extension of existing Services as a result of changes in technology, changes in Wards business practices, or changes resulting from change control procedures. Supplier will be the exclusive provider of the Services identified in this Service Agreement.

     5.2 TRANSITION MANAGEMENT AND SERVICE LEVELS. During the period from the Service Agreement Effective Date to the Service Agreement Commencement Date, Supplier will provide the Satellite Services under Service Agreement No. 1 (Transition and Migration Services). Following the Service Agreement Commencement Date, the Service Level Agreement and other obligations of this Agreement shall become effective.

     5.3 APPOINTMENT OF PROJECT EXECUTIVES. Prior to the Service Agreement Commencement Date, the Parties will appoint individuals as Project Executives under this Service Agreement to carry out the duties described in the Master Agreement.

     5.4 RESPONSIBILITIES OF WARDS. The responsibility matrix included in Exhibit B to this Service Agreement identifies the responsibilities of Wards
---------
during the Term of this Service Agreement, as such Exhibit may be amended and supplemented from time to time pursuant to the Master Agreement. The responsibilities of Wards shall be limited to those items listed in the matrix.

                             ARTICLE 6.   CHARGES

     6.1  CHARGES FOR NETWORK SERVICES.   Exhibit C to this Service Agreement
                                          ---------
sets forth the Charges for the Satellite Services that may be charged by Supplier. All Charges and all Pass-Through Expenses are subject to the provisions of Article 13 of the Master Agreement.

     6.2 INVOICES FOR CHARGES AND EXPENSES. In all invoices for Satellite Services, Supplier shall provide Wards with the information described in Exhibit
                                                                         -------
C in sufficient detail in order to allow Wards to verify invoices.  Invoice
-
submission and payment shall be in accordance with Article 14 of the Master Agreement.

                      ARTICLE 7.  SERVICE LEVEL AGREEMENT

     7.1  SERVICE LEVEL AGREEMENT.  Exhibit D to this Service Agreement is the
                                    ---------
Service Level Agreement Applicable for the Satellite Services (the "Service Level Agreement"). The Service Level Agreement will become effective upon the Service Agreement Commencement Date. All of the terms of Article 5 of the Master Agreement shall apply to the Service Level Agreement. Supplier acknowledges that Wards may adjust schedules for availability and other items to meet Wards' business needs during Wards Peak Season or other events (such as extended sales).


              ARTICLE 8.  FACILITIES, EQUIPMENT AND SOFTWARE TERMS

     8.1 TRANSFER OF EQUIPMENT. On the Service Agreement Effective Date, Wards shall assign, and Supplier shall assume, Wards' obligations under the applicable leases for the equipment listed on Exhibit E (the "Transferred Equipment. ")
                                   ---------
The terms of Section 6.1 of the Master Agreement shall apply with respect to the Transferred Equipment.

     8.2 USE OF WARDS FACILITIES AND EQUIPMENT. In accordance with Section 6.2 of the Master Agreement, Wards shall provide the Wards Facilities and Wards Equipment described in Exhibit F to this Service Agreement.
                       ---------

     8.3 TRANSFER OF THIRD PARTY CONTRACTS AND THIRD PARTY SOFTWARE. On the Service Agreement Commencement Date, and subject to Supplier having received any Third Party Consents, Supplier shall assume from Wards all of the rights and obligations of Wards under the Third Party Contracts and the Third Party Software that are listed in Exhibit G. The terms of Section 6.3 of the Master
                            ----------
Agreement shall apply with respect to Third Party Contracts and the Third Party Software.

     8.4  WARDS SOFTWARE.  Listed in Exhibit H is the Software that is
                                     ---------
proprietary to Wards and that is used in Satellite Systems (the "Wards Software). The terms of Section 8.1 of the Master Agreement shall apply with respect to the Wards Software.

     8.5 SUPPLIER SOFTWARE. The Supplier Software that is to be used by Supplier to provide the Satellite Services is listed in Exhibit I. Use of
                                                        ---------
Supplier Software in providing the Satellite Services shall be in accordance with Section 8.2 of the Master Agreement.


                ARTICLE 9.  TERMINATION ANDTRANSITION SERVICES

     9.1 TERMINATION. Wards may terminate this Service Agreement without penalty at any time prior to the Service Agreement Commencement Date if Supplier does not complete the Migration Plan described in Service Agreement No. 1.
After the Service Agreement Commencement Date. This Service Agreement may be terminated pursuant to the Master Agreement.

     9.1 TRANSITION SERVICES In the event of a termination or expiration of this Service Agreement, Supplier shall provide the Termination/Expiration Assistance as provided in Section 18.7 of the Master Agreement.

IN WITNESS WHEREOF the Parties have executed this Master Agreement as of the day and year first above written.


MONTGOMERY WARD & CO.,
   INCORPORATED                         ACXIOM CORPORATION



By:/s/ Don Bernheisel                   By: /s/ Joseph C. Grossestreuer
   -----------------------                  -------------------------------
Name: Don Bernheisel                    Name: Joseph C. Grossestreuer
      --------------------                    -----------------------------
Its: SVP,CIO                            Its: SVP-Outsourcing Services
     ---------------------                   ------------------------------

                    EXHIBITS TO SATELLITE SERVICE AGREEMENT
                    ---------------------------------------

     EXHIBIT A                          KEY SUPPLIER POSITIONS

     EXHIBIT B                          SERVICES

     EXHIBIT C                          CHARGES

     EXHIBIT D                          SERVICE LEVEL AGREEMENT

     EXHIBIT E                          TRANSFERRED EQUIPMENT

     EXHIBIT F                          WARDS FACILITIES AND EQUIPMENT

     EXHIBIT G                          THIRD PARTY CONTRACTS AND
                                        THIRD PARTY SOFTWARE

     EXHIBIT H                          WARDS SOFTWARE

     EXHIBIT I                          SUPPLIER SOFTWARE

                                   EXHIBIT A

                            KEY SUPPLIER POSITIONS

Senior Telecommunications Engineer/Analyst
SENIOR NETWORK PROJECT ENGINEER

EXHIBIT B

                                   SERVICES


OVERVIEW
--------

This detailed service description establishes the processes, measurement tools, service specifications, and assumptions associated with Satellite Services for Wards IS. The documented service descriptions are designed to give the Supplier an understanding of Wards business objectives for Satellite Services while allowing the Supplier latitude to define their own processes and methods for providing the services. The business objective of this service category is to provide Wards with stable, high availability satellite connectivity, management and cost-effective procurement in support of all Wards' satellite locations,. The Supplier will provide and maintain a satellite configuration, satellite monitoring, methodologies, processes and tools to support the Wards' satellite communications at levels as good as, or better than Wards provided prior to outsourcing. The Supplier will be required to provide the RF and Baseband equipment and management functions necessary to establish, install, operate, and maintain the Wards Ku-band satellite communications network. The complete operational system to be supported by the Supplier consists of a hub earth station, hub Baseband equipment with redundant components, and the personal earth stations(PES).

The Satellite management function will work in an integrated fashion with all other service functions to provide seamless support for the Wards' business units and remote locations. All pricing provided to Wards by the Supplier for this service category will be considered inclusive of all charges related to the Supplier's performance of the service within the described level of service, including, but not limited to, escalation to hardware/software manufacturer(s) and escalation to telecommunications service providers. The Supplier's responsibilities for performance of this service description include, but are not limited to, the following:


ACTIVITIES FOR SATELLITE MANAGEMENT

It is the Supplier's responsibility to provide a reliable, predictable, and stable satellite environment for Wards' remote location connectivity and application access.

1. The Supplier will proactively monitor Wards satellite network for availability and performance to the extent it is provided today..
2. The Supplier will provide problem resolution for all Wards' RF and Baseband satellite outages and Wards' satellite performance degradation.
3. The Supplier will provide the satellite pricing, upgrade and procurement function according to Wards' requests and acceptance criteria.
4. The Supplier will provide installation, management and support for all Wards hub and remote RF and Baseband satellite equipment, and software.
5. The Supplier will provide management and support for all Wards' hub and remote satellite facilities.
6. The Supplier will utilize and adhere to change management procedures for implementing changes to the Wards satellite infrastructure in accordance with the Procedures Manual.
7. The Supplier will utilize and adhere to problem management procedures for reporting and responding to satellite issues in accordance with the Procedures Manual.

8. Supplier will provide new ideas and recommendations on how the Wards Satellite Management function can be improved or made more cost effective as referenced in the Master Agreement.
9. The Supplier will provide satellite disaster recovery services for the Ward's satellite configuration, including any disaster recovery terrestrial circuits, in accordance with Wards' disaster recovery plan under the new CDRS agreement.


SERVICE PARAMETERS FOR SATELLITE MANAGEMENT

1. The Supplier will provide the appropriate resources, reports, tools, procedures and management methodologies to comprehensively manage, proactively monitor and support all Wards satellite problem resolutions, performance degradation corrective actions, new Wards satellite initiatives, and Wards satellite growth.
2. The Supplier will be required to provide satellite management on a 24x7x365 basis.
3. The Supplier will be required to provide hub hardware and software maintenance on a 24x7x365 basis.
4. The Supplier will be required to provide remote PES hardware and software maintenance on a 24x7x365 basis with a required response per location..
5. The Supplier will provide proactive monitoring, performance tuning and corrective actions for LAN segments indicating impending Satellite problems, which utilize LAN Advantage via the satellite communications.
6. The Supplier will be required to provide installation, troubleshooting and support for remote telecommunication supplier provided point-to-point MPE circuits connected to satellite communications.
7. When a satellite outage or performance degradation is identified, the Supplier will provide notification to Wards' management utilizing the escalation procedures in accordance with the established problem management procedures, methodologies and tools as indicated in The Procedures Manual and in accordance with the Procedures Manual.
8. The Supplier will schedule all planned satellite modifications and outages through the established change management process per the Procedures Manual.
9. The Supplier will provide advisement for selecting and installing new satellite technology.
10. The Supplier will provide and maintain documentation of Ward's satellite topology.
11. The Supplier will provide and maintain documentation of Ward's satellite operations, help desk diagnostic procedures, escalation procedures, links, and equipment.
12. The Supplier will act as Ward's agent for providing satellite links, hardware, software and maintenance for Wards provided or Supplier provided services as directed by Wards.
13. The Supplier will provide support and configuration assistance for the Wards remote PES attached routers.
14. The Supplier will provide all satellite installation support, including but not limited to: documentation, sizing including protocol selection, host and remote data communications connectivity, and software customization for all satellite hub and remote PES locations.
15. The Supplier will document and report problems with associated corrective actions to Wards in the daily status meeting, which will address all events, issues and activities for the previous twenty-four (24) hour period.
16. The Supplier will provide annual satellite disaster recovery testing in accordance with the Wards disaster recovery plan.

17. Supplier will provide and perform to the satellite measurement baselines to maintain specified response time, performance, and availability for the Ward's satellite network.
18. The Supplier will maintain a consistent version level of software releases with a minimum release version of current minus one.
19. The Supplier will be required to perform monthly space segment alignment, i.e. center-box adjustment.
20. The Supplier will adhere to Wards reporting requirements.
21. The Supplier will be responsible for the operation of the ADT/ Wells Fargo and Broadcast International equipment.
22. The Supplier will periodically report on Wards' satellite availability, performance, and service level attainment to Wards' management.


MEASUREMENT TOOLS FOR SATELLITE MANAGEMENT

The Supplier is free to recommend in writing to Wards additional or alternative tools or processes for Wards review and final approval. Wards must approve use of any new or equivalent tools and/or processes not already in place at Wards. A list of available tools is shown below:

1)  Problem Management System(Help Desk)
2)  SCP(System Control Processor)
3)  Ingres Database or equivalent
4)  Illuminate or equivalent
5)  Spectrum Analyzer
6)  Voltmeter
7)  Frequency Counter
8)  Event Printer

     SATELLITE         RESPONSIBILITY MATRIX
-----------------------------------------------------------------------------------------------------------------------
SATELLITE MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
  RESPONSIBILITY DESCRIPTION                                                                    WARDS         SUPPLIER
-----------------------------------------------------------------------------------------------------------------------
  CAPACITY PLANNING
-----------------------------------------------------------------------------------------------------------------------
     Monitor Satellite use and capacity, and resolve problems and performance degradation                        X
-----------------------------------------------------------------------------------------------------------------------
     Forecast capacity and bandwidth requirements                                                                X
-----------------------------------------------------------------------------------------------------------------------
     Ensure appropriate bandwidth to meet capacity projections                                                   X
-----------------------------------------------------------------------------------------------------------------------
     Make recommendations regarding bandwidth consumption and trends                                             X
-----------------------------------------------------------------------------------------------------------------------
     Make recommendations regarding configuration changes                                          X             X
-----------------------------------------------------------------------------------------------------------------------
     Implement approved configuration changes                                                                    X
-----------------------------------------------------------------------------------------------------------------------
     Report usage and bandwidth capacity  to Wards on a periodic basis                                           X
-----------------------------------------------------------------------------------------------------------------------
  PROCUREMENT AND ADMINISTRATION
-----------------------------------------------------------------------------------------------------------------------
     Research and price satellite devices and satellite software/firmware from
      manufacturer, aggregator or reseller                                                                       X
-----------------------------------------------------------------------------------------------------------------------
     Approve procurement of satellite devices and satellite software/firmware                      X
-----------------------------------------------------------------------------------------------------------------------
     Obtain satellite devices and satellite software/firmware from manufacturer,
      aggregator or reseller                                                                                     X
-----------------------------------------------------------------------------------------------------------------------
     Research and price telecommunications from service provider                                                 X
-----------------------------------------------------------------------------------------------------------------------
     Approve procurement of telecommunications from service provider                               X
-----------------------------------------------------------------------------------------------------------------------
     Obtain telecommunications from service provider                                                             X
-----------------------------------------------------------------------------------------------------------------------
     Configure satellite devices according to pre-defined hardware, software/firmware and
      performance definitions                                                                                    X
-----------------------------------------------------------------------------------------------------------------------
     Monitor, control, and manage recovery from any virus invasion                                               X
-----------------------------------------------------------------------------------------------------------------------
  SATELLITE NETWORK DEVICES INSTALLATION
-----------------------------------------------------------------------------------------------------------------------
     Schedule satellite devices installation activity with Wards in accordance with change
      management procedures                                                                                      X
-----------------------------------------------------------------------------------------------------------------------
     Install satellite devices at Wards site within mutually agreed uponed time frame                            X
-----------------------------------------------------------------------------------------------------------------------
     Conduct performance and functional testing (including year 2000 compliance) on
      satellite devices, software/firmware                                                         X             X
-----------------------------------------------------------------------------------------------------------------------
     Adjust configuration options as required for installation                                                   X
-----------------------------------------------------------------------------------------------------------------------
     De-install and remove displaced satellite devices, as required                                              X
-----------------------------------------------------------------------------------------------------------------------
     Obtain Wards' sign-off                                                                                      X
-----------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and
      asset management system to reflect changes                                                                 X
-----------------------------------------------------------------------------------------------------------------------
  SOFTWARE/FIRMWARE PLANNING AND MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
     Notify Wards of new releases of appropriate software/firmware per satellite device
      model                                                                                                      X
-----------------------------------------------------------------------------------------------------------------------
     Plan and schedule major software/firmware changes such as operating system installs                         X
-----------------------------------------------------------------------------------------------------------------------
     Approve major software/firmware changes such as operating system installs                     X
-----------------------------------------------------------------------------------------------------------------------
     Install maintenance (i.e. patches) on Supplier supported software/firmware in
      accordance with defined service levels                                                                     X
-----------------------------------------------------------------------------------------------------------------------
     Monitor, control, and manage recovery from any virus invasion                                               X
-----------------------------------------------------------------------------------------------------------------------
  SOFTWARE/FIRMWARE INSTALLATION AND UPGRADES
-----------------------------------------------------------------------------------------------------------------------
     Schedule software/firmware installation activity with Wards in accordance with change
      management procedures                                                                                      X
-----------------------------------------------------------------------------------------------------------------------
     Conduct performance and functional testing (including year 2000 compliance) on
      satellite devices, software/firmware                                                         X             X
-----------------------------------------------------------------------------------------------------------------------
     Adjust configuration options as required for installation or upgrade                                        X
-----------------------------------------------------------------------------------------------------------------------
     Provide initial instructions to end customers for the new software/firmware                                 X
-----------------------------------------------------------------------------------------------------------------------
     Obtain Wards' sign-off                                                                                      X
-----------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and
      asset management system to reflect changes                                                                 X
-----------------------------------------------------------------------------------------------------------------------
  SATELLITE NETWORK CONNECTION (AS NECESSARY)
-----------------------------------------------------------------------------------------------------------------------
     Define logical network                                                                                      X
-----------------------------------------------------------------------------------------------------------------------
     Create logical connections and assign IP address as necessary                                               X
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
SATELLITE MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
  RESPONSIBILITY DESCRIPTION                                                                 WARDS         SUPPLIER
-----------------------------------------------------------------------------------------------------------------------
     Install cabling required for connection to network node (from wall jack to network
      interface card)                                                                                            X
-----------------------------------------------------------------------------------------------------------------------
     Coordinate satellite connection with Supplier help desk                                                     X
-----------------------------------------------------------------------------------------------------------------------
     Verify satellite access and availability of authorized network resources                      X
-----------------------------------------------------------------------------------------------------------------------
     Review and understand satellite performance, implications; make necessary  adjustments        X             X
-----------------------------------------------------------------------------------------------------------------------
  MOVES
-----------------------------------------------------------------------------------------------------------------------
     Schedule satellite devices move with Wards                                                                  X
-----------------------------------------------------------------------------------------------------------------------
     Visit receiving WardS location to review space, electricity, and cabling requirements
      if necessary                                                                                 X
-----------------------------------------------------------------------------------------------------------------------
     Disconnect satellite devices from network                                                                   X
-----------------------------------------------------------------------------------------------------------------------
     Leave the service location in a clean and orderly manner                                                    X
-----------------------------------------------------------------------------------------------------------------------
     Physically move satellite devices to new location and install                                               X
-----------------------------------------------------------------------------------------------------------------------
     Re-connect satellite devices to network at new location                                                     X
-----------------------------------------------------------------------------------------------------------------------
     Conduct performance and functional testing (including year 2000 compliance) on
      satellite devices, software/firmware                                                         X             X
-----------------------------------------------------------------------------------------------------------------------
     Adjust configuration options as required for reinstallation                                                 X
-----------------------------------------------------------------------------------------------------------------------
     De-install and remove displaced satellite devices, as required                                              X
-----------------------------------------------------------------------------------------------------------------------
     Obtain Wards' sign-off                                                                                      X
-----------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and
      asset management system to reflect changes                                                                 X
-----------------------------------------------------------------------------------------------------------------------
  SATELLITE NETWORK DEVICES BREAK/FIX
-----------------------------------------------------------------------------------------------------------------------
     Schedule satellite devices repair activity with Wards in accordance with change
      management procedures                                                                                      X
-----------------------------------------------------------------------------------------------------------------------
     Identify problems                                                                                           X
-----------------------------------------------------------------------------------------------------------------------
     Install and test needed replacement parts for satellite devices                                             X
-----------------------------------------------------------------------------------------------------------------------
     Resolve problems                                                                                            X
-----------------------------------------------------------------------------------------------------------------------
     Conduct performance and functional testing (including year 2000 compliance) on
      satellite devices, software/firmware                                                         X             X
-----------------------------------------------------------------------------------------------------------------------
     Adjust configuration options as required                                                                    X
-----------------------------------------------------------------------------------------------------------------------
     Obtain Wards' sign-off                                                                                      X
-----------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and
      asset management system to reflect changes                                                                 X
-----------------------------------------------------------------------------------------------------------------------
     Manage use of manufacturer warranty, reseller replacement/repair policies, etc. to
      limit total repair costs in accordance with asset management function                                      X
-----------------------------------------------------------------------------------------------------------------------
   SOFTWARE/FIRMWARE SUPPORT
-----------------------------------------------------------------------------------------------------------------------
     Identify problems                                                                                           X
-----------------------------------------------------------------------------------------------------------------------
     Resolve problems                                                                                            X
-----------------------------------------------------------------------------------------------------------------------
     Conduct performance and functional testing (including year 2000 compliance) on
      satellite devices, software/firmware                                                         X             X
-----------------------------------------------------------------------------------------------------------------------
     Adjust configuration options as required                                                                    X
-----------------------------------------------------------------------------------------------------------------------
     Provide initial instructions to end customers                                                               X
-----------------------------------------------------------------------------------------------------------------------
     Obtain Wards' sign-off                                                                                      X
-----------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and
      asset management system to reflect changes                                                                 X
-----------------------------------------------------------------------------------------------------------------------
  PERFORMANCE TUNING
-----------------------------------------------------------------------------------------------------------------------
     Conduct satellite performance tuning                                                                        X
-----------------------------------------------------------------------------------------------------------------------
     Conduct application performance tuning for supported applications                                           X
-----------------------------------------------------------------------------------------------------------------------
     Measure and analyze satellite availability and performance                                                  X
-----------------------------------------------------------------------------------------------------------------------
     Approve use of any Supplier provided measurement and monitoring tools                         X
-----------------------------------------------------------------------------------------------------------------------
     Administer measuring and monitoring tools as required                                                       X
-----------------------------------------------------------------------------------------------------------------------
     Review network performance and make adjustments as necessary                                                X
-----------------------------------------------------------------------------------------------------------------------
     Provide performance reporting                                                                               X
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
SATELLITE MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
  RESPONSIBILITY DESCRIPTION                                                                 WARDS         SUPPLIER
-----------------------------------------------------------------------------------------------------------------------
  DISPOSAL (DISPOSITION)
-----------------------------------------------------------------------------------------------------------------------
     Determine final disposition of asset (e.g. lease return, scrap, return to
      manufacturer for replacement, etc.)                                                          X
-----------------------------------------------------------------------------------------------------------------------
     Verify final disposition of asset (e.g. lease return, scrap, return to manufacturer
      for replacement, etc.)                                                                                     X
-----------------------------------------------------------------------------------------------------------------------
     Remove all data files, custom configurations, licensed software/firmware, etc.                              X
-----------------------------------------------------------------------------------------------------------------------
     Update problem ticket, change management documentation, electronic inventory and
      asset management system to reflect changes                                                                 X
-----------------------------------------------------------------------------------------------------------------------
     "Warehouse" of satellite devices components for later use                                                   X
-----------------------------------------------------------------------------------------------------------------------
     "Warehouse" of software/firmware licenses for reuse                                                         X
-----------------------------------------------------------------------------------------------------------------------
     Reload leased machines with original configuration prior to return                                          X
-----------------------------------------------------------------------------------------------------------------------
     Return assets to lessor, Asset inventory or manufacturer                                                    X
-----------------------------------------------------------------------------------------------------------------------
  DISASTER RECOVERY SUPPORT
-----------------------------------------------------------------------------------------------------------------------
     Responsibility for expenses associated with disaster recovery hub - If not in
      maintenance agreement then Pass-thru back to Wards from Supplier                             X
-----------------------------------------------------------------------------------------------------------------------
     Provide disaster recovery hub - If not in maintenance agreement then Pass-thru back to
      wards from Supplier                                                                                        X
-----------------------------------------------------------------------------------------------------------------------
     Responsibility for expenses associated with remote PES field service and PES
      alignment - If not in maintenance agreement then Pass-thru back to Wards from Supplier       X
-----------------------------------------------------------------------------------------------------------------------
     Provide remote PES field service and PES alignment - If not in maintenance agreement
      then Pass-thru back to Wards from Supplier                                                                 X
-----------------------------------------------------------------------------------------------------------------------
     Responsibility for expenses associated with circuit from hot site hub location to
      Wards mainframe location                                                                     X
-----------------------------------------------------------------------------------------------------------------------
     Provide circuit from hot site hub location to Wards mainframe location                                      X
-----------------------------------------------------------------------------------------------------------------------
     Decommission remote PES test locations.                                                                     X
-----------------------------------------------------------------------------------------------------------------------
     Commission remote PES test locations                                                                        X
-----------------------------------------------------------------------------------------------------------------------
     Connect satellite ports to Wards Tandem system                                                              X
-----------------------------------------------------------------------------------------------------------------------
     Activate VTAM connections between Tandem and mainframe                                                      X
-----------------------------------------------------------------------------------------------------------------------
     Activate Wards Tandem CMA application                                                                       X
-----------------------------------------------------------------------------------------------------------------------
     Develop, maintain and test satellite Disaster Recovery Plan and procedure manuals                           X
-----------------------------------------------------------------------------------------------------------------------
     Coordinate satellite Disaster Recovery testing with Wards                                                   X
-----------------------------------------------------------------------------------------------------------------------
     Participate in the satellite Disaster Recovery Test                                           X
-----------------------------------------------------------------------------------------------------------------------
     Perform periodic satellite Disaster Recovery testing, resolve cause of failure and
      retest                                                                                                     X
-----------------------------------------------------------------------------------------------------------------------
     Review results of satellite Disaster Recovery testing                                         X
-----------------------------------------------------------------------------------------------------------------------
     Report satellite disaster recovery test results to Wards                                                    X
-----------------------------------------------------------------------------------------------------------------------
     Declare disaster (when necessary) to initiate Supplier's recovery plan execution                            X
-----------------------------------------------------------------------------------------------------------------------
     In the event of a disaster, restore satellite to pre-defined operations capability within defined service levels in accordance with the existing Wards disaster
      recovery plan                                                                                              X
-----------------------------------------------------------------------------------------------------------------------
  OUT-OF-SCOPE SERVICE REQUESTS
-----------------------------------------------------------------------------------------------------------------------
     Initiate service requests                                                                                   X
-----------------------------------------------------------------------------------------------------------------------
     Receive, record, monitor and report service requests                                                        X
-----------------------------------------------------------------------------------------------------------------------
     Create/review project plans and cost of service request                                                     X
-----------------------------------------------------------------------------------------------------------------------
     Estimate time and costs for changes where applicable                                                        X
-----------------------------------------------------------------------------------------------------------------------
     Write cost justification                                                                                    X
-----------------------------------------------------------------------------------------------------------------------
     Identify and communicate alternatives                                                                       X
-----------------------------------------------------------------------------------------------------------------------
     Approve, prioritize, and reprioritize service requests                                        X             X
-----------------------------------------------------------------------------------------------------------------------
     Assist in prioritization of service requests                                                                X
-----------------------------------------------------------------------------------------------------------------------
     Maintain and communicate prioritization and schedule of service requests                                    X
-----------------------------------------------------------------------------------------------------------------------
     Perform approved Out-of-Scope Service Request activities within budget and schedule                         X
-----------------------------------------------------------------------------------------------------------------------

                            GLOSSARY OF TERMINOLOGY

RF: Radio frequency modulated signals that are radiated and received by the antenna.

BASEBAND:                The combined video and audio signals prior to
                         processing.

KU-BAND: A range of frequencies between 11.7 and 12.7 gigahertz that has been set aside for use by communications satellites.

HUB: Central device that connects several satellite remotes together.

PERSONAL EARTH STATION:  A complete satellite receiving system.

LAN ADVANTAGE:           Software that provides ethernet connection.

MPE CIRCUITS:            Point to Point circuits from main store to remote
                         location.

SPACE SEGMENT:           A communications signal that goes from the earth to a
                         satellite and back to earth.

CENTER BOX:              Peak Utilization of Frequency.

ADT/WELLS FARGO EQUIP:   Modems that provide connectivity through the satellite
                         system to provide security.

BROADCAST INTERNATIONAL: A provider of music and video.

FIRMWARE:                Software stored in ROM or PROM. These are essential
                         programs that remain even when the system is turned off.

POINT OF SALE (POS):     The time and place in which a transaction is made. This
                         includes cash registers, scanners, magnetic card readers and special terminals.

BANDWIDTH:               The amount of data that can be sent through the network
                         connection.

EBNO:                    Energy per Bit/Noise Level Ratio

ODLC:                    Optimum Data Link Control

                                   EXHIBIT C

                                    CHARGES


MONTHLY SERVICE CHARGE (MSC) FOR 37 MONTH TERM: . . . . . . . . . . ..$45,000

A.  PASS-THROUGH EXPENSES

    The following expenses incurred by Supplier shall be invoiced to Wards as Pass-Through Expenses at cost:

    1.  Satellite hub leases and maintenance.

    2.  Base band leases and maintenance.

    3.  PES leases and maintenance.

    4.  Satellite space segment.

    5.  Background music.

    6.  Video conference charges.

    7. De-installation, movement and transition of satellite from Wards' facility to Supplier's facility and site preparation of and installation and testing of satellite at Supplier's facility. Satellite bandwith required during the transition, currently scheduled to be provided by Hughes Germantown, Maryland facility, and all associated connectivity and telecommunications expenses shall be Pass-Through Expenses.

    8. Telecommunications line charges necessary for connectivity between Wards corporate complex, Signature and Supplier's data center.

B.  DISASTER RECOVERY
    Disaster recovery is included within the scope of Services as set forth in Exhibit B.

C.  TERMINATION FEES
    ----------------
    There are no termination fees under this Service Agreement.

                                   EXHIBIT D

                            SERVICE LEVEL AGREEMENT





                            SERVICE LEVEL AGREEMENT
                            -----------------------

                            FOR SATELLITE SERVICES

                            SERVICE LEVEL AGREEMENT
                            FOR SATELLITE SERVICES


I.   GENERAL

     A.   RELATIONSHIP TO SERVICE AGREEMENT AND MASTER AGREEMENT.

     This Service Level Agreement is entered into under the Master Agreement for Information Technology Services between Acxiom Corporation ("Supplier") and Montgomery Ward & Co., Incorporated ("Wards") dated November 6, 1998, and pertains to Service Agreement No. 6: Satellite Services entered into by Wards and Supplier. Any inconsistency between this Agreement, the Service Agreement and the Master Agreement will be resolved pursuant to Section 2.3 of the Master Agreement.

     B.  DEFINITIONS

         In this Service Level Agreement ("SLA"), the terms listed below shall have the indicated meanings. Other terms may be defined in other sections of this SLA. Terms used in this SLA without definition have the meanings ascribed to them in the Master Agreement or Service Agreement.

         1.   Service Level Measure - For any Service identified in this SLA,
              ---------------------
              the method specified in this SLA for quantitatively calculating Supplier's actual performance. The results of these calculations are compared with Service Levels to evaluate Supplier's compliance with Service Levels.

         2.   Service Levels - For any Service identified in this SLA, the
              --------------
              required quantitative level or degree of performance by Supplier specified in this SLA as the "Service Level." The Service Levels are the minimally acceptable levels of service for the Services. Any failure to meet a Service Level is unacceptable and may constitute, based on the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

         3.   Increased Impact Level - For any Service identified in this SLA,
              ----------------------
              the required quantitative level or degree of performance by Supplier specified in this SLA as the "Increased Impact Level." Any failure to meet an Increased Impact Level is unacceptable and may constitute, based on the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

         4.   Critical Service Levels - Service Levels associated with those
              -----------------------
              Services that are most important to the conduct of Wards' operations, which are the subject of this Service Agreement.

         5.   Service Level Credits - The amounts which Wards shall have the
              ---------------------
              option, but not the obligation, to recover as liquidated damages, in lieu of any other monetary remedies Wards may have, each time Supplier fails to meet the Service Levels for any reason other than those specified in Section III.D of this SLA. Service Level Credits are calculated in the manner described in Section III of this SLA.

         6.   Service Level Termination Event - An occurrence or series of
              -------------------------------
              occurrences of deficient performance by Supplier in performing the Services specified in this

              SLA as a "Service Level Termination Event." The occurrence of a Service Level Termination Event constitutes, based on the facts and circumstances, a material breach of Supplier's performance obligations under this Service Agreement and gives Wards the right to terminate this Service Agreement for cause.

     C.   MEASUREMENT

          Unless otherwise stated in this SLA, each Service Level Measure shall be calculated on a complete calendar month basis. Performance results shall be measured and reported based on actual results with any exceptions for Excused Performance Problems reported separately.

     D.   EFFECTIVE DATE FOR SERVICE LEVELS

          The Service Levels provided for in this SLA shall become effective as provided for in Section 7.1 of the Service Agreement.

     E.   REVISIONS

          1. From time to time during the Term, the Parties agree to negotiate in good faith to add, delete, or modify then-existing Service Level Measures, Service Levels, and Increased Impact Levels to reflect changes in Wards' business requirements or objectives. All such changes shall be adopted in the form of a signed written amendment to this SLA.

          2. In the event that any applicable system or function is replaced during the Term by a comparable system or function, the Service Level Measure, Service Level, and Increased Impact Level for such replacement system or function shall, to the extent reasonably practicable (i) be defined during the first 30 days of such replacement, and (ii) must be at least equivalent to the then-existing Service Level Measure, Service Level, and Increased Impact Level for the replaced system or function (assuming the replacement system is capable of delivering the Service Levels previously achieved by the replaced system).

          3. At all times during the Term, Supplier shall provide the Services in a manner that meets or exceeds the then-existing Service Levels. The remedies for failure to do so shall include the remedies defined in this SLA, the Service Agreement, and the Master Agreement.


     F.   SINGLE POINT OF CONTACT

          Regardless of whether any failure by Supplier to meet a Service Level is attributable to Supplier or an Excused Performance Problem, Supplier shall provide a single point of contact to address resolution of such failure and shall act promptly to address the problem causing the failure. Unless otherwise agreed by Wards, the Supplier Project Executive or his or her designee shall be the Supplier's single point of contact.

II.  SERVICE LEVELS

     A.     DEFINITIONS

     Certain technical definitions are included in the Glossary of Terminology in Exhibit B of the Service Agreement.

     B.     SERVICE LEVEL MEASURES


                            SATELLITE Availability
                            ----------------------

OBJECTIVE:  For the Supplier to determine and maintain the availability of the devices, software and data communications services that comprise the Wards satellite network.

DEFINITION: Availability is determined as the percentage of uptime against the
            Total Scheduled Store Satellite Usage Hours per Month. Downtime is the elapsed time from when any satellite link, hardware or software component prevents a user or store from connecting to a device within or across LAN segments or host connectivity until processing is available again, or degraded performance to a point that the satellite link is unusable for the necessary business purpose(s).

METHOD: Data Capture: Wards, Supplier or telecommunications Vendor initiated satellite availability problem tickets as tracked and reported through the problem management system per the Procedures Manual or Supplier initiated problem tickets, logs, timestamps or alerts as proactively identified through the Supplier's satellite monitoring and performance tools.

            Calculation:

            (24 hrs/day) X (Number days/month) X (Total number of stores) = Total Scheduled Store Satellite Usage Hours per Month


            Measurement Interval: Monthly

SERVICE LEVEL:

--------------------------------------------------------------------------------
DESCRIPTION                                   DATA POINTS
--------------------------------------------------------------------------------
Service Level             Wards satellite network hub will be available 99.5% of
                          the Total Scheduled Store Satellite Usage Hours per
                          Month or each PES will incur no more than two (2) days
                          of downtime/network performance degradation events per
                          measurement interval.
--------------------------------------------------------------------------------
Increased Impact          Wards satellite network hub will be available 99.0% of
                          the Total Scheduled Store Satellite Usage Hours per
                          Month or each PES will incur no more than three (3)
                          days of downtime/network performance degradation
                          events per measurement interval.
--------------------------------------------------------------------------------
IMPACT:                High

AFFECTED AREAS:       All Wards stores


RESPONSIBILITY:       Service Performance: Supplier provides all services and
                      infrastructure related to satellite availability.
                      Compliance Management: Supplier provides calculation, reporting and analysis for this Service Level.

REPORTING PERIOD:     Monthly

HOURS OF OPERATIONS:  Total Scheduled Store Satellite Usage Hours per Month

REPORT:               See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I


                            SATELLITE RESPONSE TIME
                            -----------------------

OBJECTIVE:   Supplier will provide and perform to the satellite baseline to establish acceptable response time and performance for the Wards satellite network.

DEFINITION:  Response time for the Wards satellite network is defined as the amount of time it takes to receive a response from the destination PES satellite device, once a Wards end user or store has initiated any action to communicate to it from the source hub device. Response time is represented as the hub to Pes to hub roundtrip delay.

METHOD: Data Capture: Response time will be measured by Supplier provided satellite network monitoring and performance tools or periodic manual checks from end user or store satellite network attached devices. Wards satellite response time issues will also be captured in the Supplier provided problem management system for any Wards or Supplier reported satellite response time problems.

             Measurement Interval: Monthly

SERVICE LEVEL:

             -------------------------------------------------------------------
             DESCRIPTION              DATA POINTS
             -------------------------------------------------------------------
             Service Level            Average response time is 3 seconds or less
             -------------------------------------------------------------------
             Increased Impact         Average response time is more than 3.5
                                      seconds
             -------------------------------------------------------------------

IMPACT:             High

AFFECTED AREA:      Wards satellite network

RESPONSIBILITY:     Service Performance: Supplier is responsible for all
                    services related to this Service Level, including but not limited to,establishing baseline performance of Satellite response time, as approved by Wards, determination of most relevant measurement(s) component for each of the Satellite mediums and protocols in use at Wards, and historical trending of Satellite response times in comparison to baseline data.

                    Compliance Management: Supplier provides calculation, reporting and analysis for this Service Level.

REPORTING PERIOD:   Monthly.

HOURS OF OPERATION: Total Scheduled Store Satellite Usage Hours per Month

Resource Range:     This service specification will apply to all Satellite
                    mediums and protocols in use by Wards

Report:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-II


                           DISASTER RECOVERY SERVICES
                           --------------------------


OBJECTIVE:     To ensure the Supplier has developed and documented a
               comprehensive Satellite disaster recovery plan for the satellite network under the Supplier span of control, in accordance with the existing Wards disaster recovery plan.

DEFINITION:    The goal of the Supplier's documented satellite disaster recovery plan is to restore Wards' satellite connectivity and continuity within forty-eight (48) hours of a declared disaster.

METHOD: The Supplier will participate and provide documented satellite disaster recovery plans during the Wards disaster recovery planning meetings or as requested by Wards.

SERVICE LEVEL:
               ---------------------------------------------------------------
                VALUES                METRICS
               ---------------------------------------------------------------
                Service Level -       98 % of Wards' Satellite locations are
                                      recovered within 48 hours which includes
                                      Wards' critical processes.
               ---------------------------------------------------------------
                Increased Impact -    95 % of Wards' Satellite locations are
                                      recovered within 48 hours which includes
                                      Wards' critical processes.
               ---------------------------------------------------------------


IMPACT:             Low

AFFECTED AREA:      Wards satellite network.

RESPONSIBILITY:     Supplier as an agent of Wards for the Wards disaster
                    recovery contract.

PERIOD:             Duration of any declared disaster

HOURS OF OPERATION: N/A


REPORT:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-III

                             DISASTER RECOVERY TEST
                             ----------------------

OBJECTIVE:          To ensure restoration of Wards' satellite network in the
                    event of a disaster, in accordance with the Wards' satellite disaster recovery plan, which is a non-contractual document.

DEFINITION:         The Supplier will define and demonstrate the accuracy of the documented satellite disaster recovery plan, which is a non-contractual document, by conducting semi-annually disaster recovery testing for satellite network connectivity.

METHOD: Execute disaster recovery plan with designated test PES locations

                    Measurement Interval:  Semi-Annually

SERVICE LEVEL:
                    ------------------------------------------------------------
                       VALUES                  METRICS
                    ------------------------------------------------------------
                       Service Level -         90% of scheduled recovery
                                               activities are recovered
                                               according to the documented
                                               plans.
                    ------------------------------------------------------------
                       Increased Impact -      Less than 85% of scheduled
                                               recovery activities are recovered
                                               according to the documented
                                               plans.
                    ------------------------------------------------------------


IMPACT:                  Low

AFFECTED AREA:           Wards satellite disaster recovery plan

RESPONSIBILITY:          Supplier

PERIOD: The Supplier will conduct a disaster recovery test with selected Wards entities recovering specific operations in accordance with the Wards disaster recovery plan. The Supplier will report on the success of each test within one week of the completion of a test with a designated Wards' representative.

RESOURCE RANGE:          This service level is valid as long as Wards
                         participates in the disaster recovery planning and testing process as defined in the Wards disaster recovery plan and as mutually agreed to by Supplier and Wards

REPORT:                  See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-III



                             PROBLEM RESPONSE TIME
                             ---------------------

OBJECTIVE:     To ensure on-site response to satellite repairs for satellite devices, software/firmware, and telecommunications, within the Wards enterprise, are completed in a timely and orderly manner such that end-users may resume their duties as quickly as possible.

DEFINITION:    Problem Response Time is defined as the maximum amount of time the Supplier has to respond on-site to a satellite problem regardless of the physical location of the device, based on Wards current Satellite Response Requirements per Location. A reactive maintenance activity required to affect repair, reroute and/or replace satellite devices, telecommunications or software/firmwareTime starts accumulating from the point at which a problem ticket is opened and a corresponding problem ticket number has been assigned.

METHOD: Problem tracking for initial entry, arrival times and repair times are recorded and reported using the automated problem ticket tracking system. Measurement will be performed, for reporting purposes, each hour from opening the problem ticket to the resolution for both Hub and PES problem tickets.


SERVICE LEVEL
------------------------------------------------------------------------------
VALUES                       METRICS
------------------------------------------------------------------------------
Service Level -              On-site response for all satellite repairs are
                             missed no more than once (1) per period in
                             accordance with the Wards Satellite Response
                             Requirements per Location.
------------------------------------------------------------------------------
Increased Impact -           On-site response for all satellite repairs are
                             missed no more than twice (2) per period.
------------------------------------------------------------------------------


IMPACT:             High

AFFECTED AREA:      All Wards' stores, offices, automobile centers, POS
                    locations, and data center

RESPONSIBILITY:     Supplier

PERIOD:             Monthly

HOURS OF OPERATION: 24 x 7 x 365

RESOURCE RANGE:     All Wards Satellite devices and cabling under Supplier
                    control.

REPORT:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-II




                      SOFTWARE/FIRMWARE RELEASE MANAGEMENT
                      ------------------------------------

OBJECTIVE:     To maintain the current software/firmware version and thereby the capability for support of the Wards investment in software/firmware within the facilities. To ensure the Supplier implements changes to the Wards environment in the prescribed timeframes and manner in accordance with the documented change management processes with minimal impact on Wards' users and processing schedules.

DEFINITION:    Software release management is the process of maintaining a consistent level of currency and compatibility across satellite devices. Supplier will research and advise Wards on new version releases. Prescribed timeframes require that all software releases stay at the current minus two version level. The
               Supplier and Wards personnel will have access to a

               Supplier-provided isolated satellite test environment to support initial and quality assurance testing of changes to the Wards Satellite prior to implementation in production.

METHOD: All software installations, maintenance implementations and enhancements will follow the standard change management process.

SERVICE LEVEL:
                    ------------------------------------------------------------
                     VALUES                 METRICS
                    ------------------------------------------------------------
                     Service Level -        Supplier will maintain all software
                                            releases at least at the current
                                            minus two version level or as
                                            otherwise agreed.
                    ------------------------------------------------------------
                     Increased Impact -     Supplier will maintain all software
                                            releases at least a the current
                                            minus three version level or as
                                            otherwise agreed.
                    ------------------------------------------------------------

IMPACT:             Medium

AFFECTED AREA:      Wards satellite network

RESPONSIBILITY:     Supplier

PERIOD:             Monthly

REPORT:             See Master Agreement Schedule D, Reporting

ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-II




          C.   SERVICE LEVELS

          The Service Levels are identified in the following table(s). Each Service Level is assigned a Severity Weight in the following table(s), which is used in the calculation of the Service Level Credits. The Severity Weights are expressed as percentages, totaling 100% for all Service Levels, and approximate the relative severity of the impact on Wards' operations of failures to meet the respective Service Levels. The parties acknowledge that these percentages are approximations of probable severity and relative importance and do not limit Wards' right to contend that one or more failures to meet one or more of the Service Levels may constitute a material breach of the Agreement. Upon 30 days advance notice to Supplier, Wards may adjust the Severity Weights of the respective Service Levels as Wards deems appropriate so long as the total of such percentages does not exceed 100%.

-------------------------------------------------------------------------------------------------------------
SERVICE LEVEL        DESCRIPTION        SERVICE LEVEL       SEVERITY      SERVICE LEVEL        INCREASED
 STANDARD                                MEASUREMENT         WEIGHT                          IMPACT LEVEL
     ID
-------------------------------------------------------------------------------------------------------------
                      Satellite        Percentage of            85       Wards satellite    Wards satellite
                     Availability        Downtime                          network hub        hub will be
                                                                             will be        available 99.0%
                                                                         available 99.5%      of the Total
                                                                           of the Total     Scheduled Store
                                                                                            Satelite Usage
                                                                                              Hours per
--------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                         Scheduled Store    Month or each
                                                                         Satellite Usage    PES will  incur
                                                                         Hours per Month    no more than
                                                                           or each PES      three (3) days of
                                                                          will incur no     downtime/network
                                                                          more than two        performance
                                                                           (2) days of      degradation events
                                                                         downtime/network   per measurement
                                                                          degradation          interval.
                                                                          events per
                                                                          measurement
                                                                          interval.
-------------------------------------------------------------------------------------------------------------
                 Satellite Response    Performance            15           3 seconds or      More than 3.5
                        Time                                               less average     seconds average
                                                                          response time.     response time.
-------------------------------------------------------------------------------------------------------------
                 Disaster Recovery     Percentage of                      98% of Wards'      95% of Wards'
                      Services         locations                            Satellite          Satellite
                                                                          locations are      locations are
                                                                            recovered       recovered within
                                                                         within 48 hours     48 hours which
                                                                          which includes    includes Wards'
                                                                         Wards' critical   critical processes
                                                                            processes.
-------------------------------------------------------------------------------------------------------------
                  Disaster Recovery    Test Performance                       90% of        Less than 85% of
                        Test                                                scheduled          scheduled
                                                                             recovery           recovery
                                                                          activities are     activities are
                                                                            recovered          recovered
                                                                           according to     according to the
                                                                          the documented   documented plans.
                                                                              plans.
-------------------------------------------------------------------------------------------------------------
                  Problem Response      Performance                          On-site        On-site response
                      Time                                                 response for    for all satellite
                                                                          all satellite       repairs are
                                                                           repairs are       missed no more
                                                                          missed no more     than twice (2)
                                                                          than once (1)       per period.
                                                                          per period in
                                                                         accordance with
                                                                            the Wards
                                                                            Satellite
                                                                             Response
                                                                           Requirements
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                        per Location
-----------------------------------------------------------------------------------------------------------------
                  Software/Firmware    Version                            Supplier will      Supplier will
                 Release Management    Maintenance                         maintain all       maintain all
                                                                             software      software releases
                                                                           releases at      at least at the
                                                                           least at the      current minus
                                                                          current minus      three version
                                                                           two version           level.
                                                                              level
-------------------------------------------------------------------------------------------------------------




     The following Service Levels are designated as Critical Service Levels:

-----------------------------------------------------------------------------
      SERVICE         APPLICATION                    DESCRIPTION
       LEVEL
      STANDARD
        ID
-----------------------------------------------------------------------------
                                                  Satellite Availability
-----------------------------------------------------------------------------
                                                 Satellite Response Time
-----------------------------------------------------------------------------




III. SERVICE LEVEL CREDITS

     A.  CREDITS

     In each case of a failure to satisfy a Service Level Supplier will, within five (5) days from the identification of the deviation from the applicable Service Level, provide to Wards a plan of activities which will allow Supplier to satisfy the applicable Service Level at the earliest date practicable. In addition, Wards shall be entitled to recover a Service Level Credit for such Service Level calculated in the manner described below, provided, however, that the aggregate amount of such Service Level Credits for any given month will not exceed ten percent (10%) of Supplier's monthly charges under this Service Agreement for the applicable month (excluding Pass-Through Expenses, if any). If a single event directly causes a failure to achieve more than one Service Level, then only one Service Credit will apply. In such event, Wards will select the Service Level that will be used for the calculation of the Service Credit.

     B.  METHOD OF CALCULATION

     If Supplier fails to meet or exceed a Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any). If Supplier's performance fails to meet an Increased Impact Level for any Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any) (this calculation being in lieu of, and not in addition to, the credit calculation for the corresponding Service Level failure).

To calculate the total Service Level Credit due to Wards for the applicable month, the amounts calculated for each Service Level or Increased Impact Level as described above will be totaled and such amount shall be available as a credit to Wards against Supplier's invoice for the applicable month.

     C.  FREQUENCY FACTOR

     In any case where Supplier fails to achieve the same Service Level (including failure to achieve the designated Increased Impact Level for that Service Level) in two consecutive months or in any four months in any 12-month period, the applicable Severity Weight shall be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through expenses and Special Charges, if any), and for any subsequent months in which Supplier fails to achieve such Service Level or Increased Impact Level; provided, however, that in no case will Supplier be liable for total Service Credits which exceed ten percent (10%) of the applicable monthly invoice (excluding Pass-Through expenses and Special Charges, if any).

The Service Credits will revert to the method of calculation provided in Section III.A. above in the following circumstances:

     1. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is different from the root problem that was the cause of the failure in the first month, the calculation will revert to the method of calculation in Section III.A. following four consecutive months of achieving the Service Level.

     2. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is the same as the root problem that was the cause of the failure in the first month, the calculation will revert to the method of calculation in Section III.A. following ten consecutive months of achieving the Service Level.

Nothing in the preceding two paragraphs will excuse the application of the frequency factor in the calculation of Service Credits if a subsequent failure to achieve a Service Level would otherwise make the frequency factor apply.

     D.   EXCUSED PERFORMANCE PROBLEM

          Supplier shall not be liable to pay Wards Service Level Credits for any failure to meet a Service Level to the extent that such a failure is directly attributable to (i) a Force Majeure Event; (ii) breaches of this Agreement by Wards, provided that Supplier has provided Wards with reasonable notice of such breach immediately after becoming aware of it and determining that such breach will adversely impact Supplier's performance of Services and Supplier has used all Commercially Reasonable Efforts to perform notwithstanding such breach; (iii) acts or omissions of Wards (or third parties acting on behalf of Wards under a written agreement), provided that Supplier has provided Wards with reasonable notice of such software problem immediately after becoming aware of it and determining that such problem will adversely impact Supplier's performance of the Services and Supplier has used Commercially Reasonable Efforts to perform notwithstanding the problem;or (iv) the first manifestation of an extraordinary latent error or defect in Equipment used by Supplier in providing the Services (and any related repeated instances pending the applicable Supplier's correction of the defect) if such defect was
          (1) unknown to Supplier and (2) not disclosed in any information distributed by the third party licensor, manufacturer, or distributor and (3) not preventable or discoverable through normal testing or maintenance procedures. The foregoing are referred to herein collectively as an "Excused Performance Problem." Supplier shall be liable to grant Wards Service Level Credits for any failure to meet a Service Level attributable to any cause other than causes expressly included in the categories listed above.

     E.   TIME LIMIT

          If Supplier does not notify Wards of any Excused Performance Problem (as described in Section III.D above) within ninety (90) days of the date Supplier provides Performance Reports covering the time period during which the Excused Performance Problem is alleged to have occurred, then Supplier shall be deemed to have waived the claim of an Excused Performance Problem.


IV.  SERVICE LEVEL TERMINATION EVENT

     A.   DEFINITION

          1.   Measurement Event - For purposes of this section, a "Measurement
               -----------------
               Event" will be the monthly calculation of Supplier's actual performance for each Service Level or Critical Service Level. The total possible Measurement Events during any specific period of time is the product of the number of months in that time period times the number of Service Levels or Critical Service Levels, as applicable.

          2.   Failure Event - For purposes of this section a "Failure Event"
               -------------
               shall be a specific Measurement Event for which Supplier fails to achieve the relevant Critical Service Level(s) or Service Level(s); provided, however, that any such failure caused by an event described in Section III.D of this SLA shall not be counted as a Failure Event. Any single event, act or omission that causes multiple Service Levels to be missed will be counted as one Failure Event.

     B.   REPEATED SERVICE LEVEL FAILURES

          Certain repeated failures by Supplier to achieve the required Service Levels will constitute a Service Level Termination Event.

          The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the Maximum
                                                           -------
          Failure Events specified in the following table:

--------------------------------------------------------------------------------------------------
SERVICE LEVEL              MEASUREMENT PERIOD     MAXIMUM FAILURE               TOTAL MEASUREMENT
                                                   EVENTS (SERVICE                 EVENTS IN
                                                      LEVELS)                   MEASUREMENT PERIOD
--------------------------------------------------------------------------------------------------
Service Level Failure    Rolling Six Months                    3                       13
 Events
--------------------------------------------------------------------------------------------------
Service Level Failure    Rolling Twelve                        4                       26
 Events                  Months
--------------------------------------------------------------------------------------------------
Increased Impact Level   Rolling Six Months                    2                       13
 Failure Events
--------------------------------------------------------------------------------------------------
Increased Impact Level   Rolling Twelve
 Failure Events          Months                                3                       26
--------------------------------------------------------------------------------------------------


     C.   REPEATED CRITICAL SERVICE LEVEL FAILURES

          Certain repeated failures by Supplier to achieve the required Critical Service Levels will constitute a Service Level Termination Event.

          The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the Maximum
                                                           -------
          Failure Events specified in the following table:


--------------------------------------------------------------------------------------------------
SERVICE LEVEL             MEASUREMENT PERIOD      MAXIMUM FAILURE EVENTS      TOTAL MEASUREMENT
MEASURE                                              (CRITICAL SERVICE           EVENTS IN
                                                          LEVELS)            MEASUREMENT PERIOD
--------------------------------------------------------------------------------------------------

Service Level Failure    Rolling Six Months                      2                    12
 Events

--------------------------------------------------------------------------------------------------

Service Level Failure    Rolling Twelve Months                   3                    24
 Events
--------------------------------------------------------------------------------------------------

Increased Impact Level   Rolling Six Months                      1                    12
 Failure Events
--------------------------------------------------------------------------------------------------

Increased Impact Level   Rolling Twelve Months                   2                    24
 Failure Events
--------------------------------------------------------------------------------------------------

     D.   CATASTROPHIC LEVEL OF SERVICE

          Recovery of the Satellite Services within twenty-four hours of the scheduled time to recover those Services under the Wards Disaster Recovery Plan.




     E.   QUALIFICATION

          Nothing in this Section IV is intended to imply that any lesser number or different combination of occurrences of deficient performance by Supplier may not also constitute a material breach of Supplier's obligations warranting termination of the Service Agreement by Wards for cause.

                               TABLE OF CONTENTS

                                                                     Page
                                                                     ----
I.       GENERAL...................................................   18
         A.       General..........................................   18
         B.       Definitions......................................   18
         C.       Measurement......................................   19
         D.       Effective Date for Service Levels................   19
         E.       Revisions........................................   19
         F.       Single Point of Contact..........................   19

II.      SERVICE LEVELS
         A.       Definitions......................................   20
         B.       Service Level Measures...........................   20
         C.       Service Levels...................................   25

III.     SERVICE LEVEL CREDITS.....................................   27
         A.       Credits..........................................   27
         B.       Method of Calculation............................   27
         C.       Frequency Factor.................................   28
         D.       Excused Performance Problem......................   28
         E.       Time Limit.......................................   29

IV.      SERVICE LEVEL TERMINATION EVENTS..........................   29
         A.       Definition.......................................   29
         B.       Repeated Service Level Failures..................   29
         C.       Repeated Critical Service Level Failures.........   30
         D.       Catastrophic Level of Service....................   31
         E.       Qualification....................................   31

                                    EXHIBIT E

                              TRANSFERRED EQUIPMENT

                                      NONE

                                   EXHIBIT F
                        WARDS FACILITIES AND EQUIPMENT


                               Wards Facilities

The Wards facilities designated for use by Supplier at Wards corporate headquarters as described in Exhibit F to Service Agreement No. 2 (Data Center Services).

The following locations for Personal Earth Stations:

 LOC #  LOCATION             STATE     TERRITORY          TEL. #                 STREET ADDRESS                  ZIP
  1002  MOUNT PROSPECT         IL      NORTHEAST       847-506-5000              999 ELMHURST ROAD              60056
  1019  GREENWOOD              IN      NORTHEAST       317-885-8001              1251 US 31 SOUTH               46142
  1037  GREENVILLE             SC      NORTHEAST       864-213-2500            WOODRUFF ROAD & I-38             29607
  1040  BECKLEY                WV      NORTHEAST       304-252-0781            RALEIGH MALL BOX 1-A             25801
  1042  JOHNSON CITY           NY      NORTHEAST       607-729-4961        REYNOLDS RD. & HARRY L DRIVE         13790
  1047  BUTLER                 PA      NORTHEAST       412-285-1721             300 NEW CASTLE ROAD             16001
  1049  CARLISLE               PA      NORTHEAST       717-243-2021            N. HANOVER & ROUTE 81            17013
  1050  CHARLEROI              PA      NORTHEAST       412-489-9555              300 CHAMBER PLAZA              15022
  1055  CLEARWATER             FL      NORTHEAST       813-796-2357              HIGHWAYS 60 & 19               33516
  1063  DOTHAN                 AL      NORTHEAST       334-794-2611          3555 ROSS CLARK CIRCLE NW          36301
  1065  DUBOIS                 PA      NORTHEAST       814-371-6330          ROUTE 225 & SHAFFER ROAD           15801
  1071  FALLS CHURCH           VA      NORTHEAST       703-241-8700          6100 ARLINGTON BOULEVARD           22044
  1073  GAITHERSBURG           MD      NORTHEAST       301-921-0012         600 NORTH FREDERICK AVENUE          20877
  1075  GLEN BURNIE            MD      NORTHEAST       410-787-3000          6721 GOVERNOR RITCHIE HWY          21061
  1079  HAGERSTOWN             MD      NORTHEAST       301-582-3100           17318 VALLEY MALL ROAD            21740
  1084  INDIANA                PA      NORTHEAST       412-463-9101              1550 ROUTE 286 S               15701
  1090  KINGSPORT              TN      NORTHEAST       423-246-7188                NEASTMAN ROAD                37660
  1092  KINGSTON               NY      NORTHEAST       914-336-5020             1165 ULSTER AVENUE              12401
  1097  HYATTSVILLE            MD      NORTHEAST       301-322-5200             6200 ANNAPOLIS ROAD             20784
  1102  WALDORF                MD      NORTHEAST       301-932-9321             5010 HIGHWAY 301 S              20603
  1104  LOCKPORT               NY      NORTHEAST       716-434-6671           ROUTE 78 & SHIMER ROAD            14094
  1108  MEADVILLE              PA      NORTHEAST       814-724-5880           1200 CONNEAUT LAKE ROAD           16335
  1112  HARRISBURG             PA      NORTHEAST       717-540-6500             5100 JONESTOWN ROAD             17112
  1113  MORGANTOWN             WV      NORTHEAST       304-292-6321              500 GREENBAG ROAD              26505
  1116  NEW BERN               NC      NORTHEAST       919-638-5181           2101-13 NEUSE BOULEVARD           28560
  1117  LOWER BURRELL          PA      NORTHEAST       412-339-5200              100 BURRELL PLAZA              15068
  1120  OCALA                  FL      NORTHEAST       352-237-0001         2701 SW COLLEGE, SUITE 400          32674
  1124  PARKERSBURG            WV      NORTHEAST       304-422-8571            1600 GARFIELD AVENUE             26401
  1136  ROCKY MOUNT            NC      NORTHEAST       919-443-4111             2320 SUNSET AVENUE              27801
  1149  STAUNTON               VA      NORTHEAST       540-885-0381          1311-13 GREENVILLE AVENUE          24401
  1151  SUNBURY                PA      NORTHEAST       717-286-7151            1125 N. FOURTH STREET            17801
  1153  TOWSON                 MD      NORTHEAST       410-337-4600           1238 PUTTY HILL AVENUE            21204
  1163  WHEATON                MD      NORTHEAST       301-468-5300            11160 VIERS MILL ROAD            20902
  1166  WINCHESTER             VA      NORTHEAST       540-667-1300             2280 VALLEY AVENUE              22601
  1167  SALISBURY              MD      NORTHEAST       410-546-6500              2302 N. SALISBURY              21801
  1169  CAMP HILL              PA      NORTHEAST       717-730-7500              3203 TRINDLE ROAD              17011
  1178  EL PASO/SUNLAND        TX         WEST         915-585-4400           750 SUNLAND PARK DRIVE            79912
  1188  BISMARCK               SD      NORTHEAST       701-223-0313              613 KIRKWOOD MALL              58504
  1190  BLOOMINGTON            MN      NORTHEAST       612-885-1000            7831 SOUTHTOWN CENTER            55431
  1191  BRAINERD               MN      NORTHEAST       218-829-4731              HIGHWAYS 210 & 25              56401
  1205  CUYAHOGA FALLS         OH      NORTHEAST       330-929-1831               2891 STATE ROAD               44223
  1207  DAVENPORT              IA      NORTHEAST       319-386-2831             320 W. KIMBERLY RD.             52806
  1208  DEARBORN               MI      NORTHEAST       313-943-4300            13551 MICHIGAN AVENUE            48120
  1235  GRAND RAPIDS/ SOUTH    MI      NORTHEAST       616-538-1000             1100 28TH STREET SW             49509
  1236  GREEN BAY              WI      NORTHEAST       414-494-9611             101 BAY PARK SQUARE             54304
  1261  TUCSON/NORTH           AZ         WEST         520-292-4700             4147 N. ORACLE ROAD             85705

 LOC #  LOCATION                 STATE      TERRITORY         TEL. #                  STREET ADDRESS                 ZIP
  1471  ROANOKE                    VA      NORTHEAST      540-265-0634           4802 VALLEY VIEW BLVD. NW          24012
  1473  BAKERSFIELD                CA         WEST        805-328-5100                 3201 F STREET                93301
  1475  CANOGA PARK                CA         WEST        818-883-1000                6601 OWENSMOUTH               91304
  1477  CHICO                      CA         WEST        916-894-4212                801 EAST AVENUE               95926
  1262  LEXINGTON                  KY       NORTHEAST      606-278-5421              2021 HARRODSBURG PK            40504
  1265  LIVONIA                    MI       NORTHEAST      313-427-1600              29501 PLYMOUTH ROAD            48150
  1266  FORT SMITH                 AR         TEXAS        501-484-4400         4900 ROGERS AVENUE, SUITE 102       72903
  1267  CORPUS CHRISTI             TX         TEXAS        512-994-3400         5858 SOUTH PADRE ISLAND DRIVE       78411
  1272  MANSFIELD                  OH       NORTHEAST      419-529-2111             1200 PARK AVENUE WEST           44906
  1289  MOUNT CLEMENS              MI       NORTHEAST      810-791-2000               35151 S. GRATRIOT             48035
  1308  PONTIAC/WATERFORD          MI       NORTHEAST      810-682-4940             409 N. TELEGRAPH ROAD           48328
  1319  ROCHESTER                  MN       NORTHEAST      507-288-8333           BLDG. 201, 1100 HWY 14 SW         55901
  1338  SOUTHGATE                  MI       NORTHEAST      313-285-4400               13665 EUREKA ROAD             48195
  1341  BALTIMORE/SECURITY PARK    MD       NORTHEAST      410-265-9508            6901 SECURITY BOULEVARD          21207
  1353  PHOENIX/ARCADIA            AZ          WEST        602-952-5800             4769 EAST THOMAS ROAD           85018
  1355  WARREN                     MI       NORTHEAST      810-751-7500                28800 DEQUINDRE              48092
  1365  ST. PAUL/MIDWAY            MN       NORTHEAST      612-647-3200            1400 UNIVERSITY AVENUE           55104
  1371  ABILENE                    TX         TEXAS        915-692-1260            4601 SOUTH FIRST STREET          79605
  1374  ALBUQUERQUE                NM          WEST        505-888-5500             2100 LOUISIANA NE #90           87110
  1376  AMARILLO                   TX         TEXAS        806-354-3400               29 WESTERN PLAZA              79109
  1379  ARDMORE                    OK         TEXAS        405-223-2442                15 ARDMORE MALL              73401
  1380  SALINAS                    CA          WEST        408-442-1400                1690 NORTH MAIN              93906
  1381  RANCHO CUCAMONGA           CA          WEST        909-466-0600           10788 FOOT HILL BOULEVARD         91730
  1382  AUSTIN/CAPITAL             TX         TEXAS        512-465-5800          5621 INTER-REGIONAL HIGHWAY        78723
  1385  BATON ROUGE                LA         TEXAS        504-922-4100            7401 FLORIDA BOULEVARD           70806
  1386  CHES/GREENBRIER            VA       NORTHEAST      757-420-8299                1412 GREENBRIER              23320
  1390  BLYTHEVILLE                AR         TEXAS        501-763-1100          HIGHWAY 61 & MOULTRIE DRIVE        72315
  1391  SCRANTON                   PA       NORTHEAST      717-341-1980           200 THE MALL AT STEAMBOAT         18503
  1393  SAVANNAH                   GA       NORTHEAST      912-920-9080           4045 ABERCORN EXPRESSWAY          31420
  1396  BRYAN                      TX         TEXAS        409-823-5483         HIGHWAY 6 & VILLA MARIA ROAD        77805
  1397  BURLINGTON                 IA          WEST        319-754-6581              2720 MOUNT PLEASANT            52601
  1400  CEDAR RAPIDS               IA       NORTHEAST      319-396-1200             2500 EDGEWOOD ROAD SW           52404
  1403  WESTMINSTER                MD       NORTHEAST      410-857-8500             400 N. CENTER STREET            21157
  1404  CHEYENNE                   WY          WEST        307-634-1381              1501 EAST PERSHING             82001
  1406  TOPEKA                     KS          WEST        913-271-2200            1831 SW WANAMAKER ROAD           66604
  1410  COLORADO SPRINGS           CO          WEST        719-630-6543          2420 EAST PIKES PEAK AVENUE        80909
  1425  DENVER/LAKESIDE            CO          WEST        303-480-6600             5801 WEST 54TH AVENUE           80212
  1426  ORANGE PARK                FL       NORTHEAST      904-278-4981            1919 WELLS ROAD  UNIT 2          32073
  1428  JACKSONVILLE/REGENCY       FL       NORTHEAST      904-724-0401           9501 ARLINGTON EXPRESSWAY         32225
  1429  DES MOINES/MERLE HAY       IA       NORTHEAST      515-278-3500             1100 MERLE HAY PLAZA            50310
  1430  MESA/EAST                  AZ          WEST        602-396-8000        6230 SUPERSTITION SPRINGS BLVD.      85206
  1436  BRADENTON                  FL       NORTHEAST      941-751-5599              1205 44 AVENUE WEST            34207
  1437  LAKELAND                   FL       NORTHEAST      941-858-1745                 4005 US 98 N                33809
  1438  FORT MYERS                 FL       NORTHEAST      941-278-0877             4650 SOUTH CLEVELAND            33907
  1439  POUGHKEEPSIE               NY       NORTHEAST      914-298-0145                790 SOUTH ROAD               12601
  1440  FAYETTESVILLE              AR         TEXAS        501-443-4591               HIGHWAYS 71 & 62              72701
  1441  ST. PETERSBURG             FL       NORTHEAST      813-347-0001             2170 TYRONE BOULEVARD           33710
  1444  FORT WORTH/7TH STREET      TX         TEXAS        817-336-1170              2600 W. 7TH STREET             76107
  1446  TAMPA BAY/UNIVERSITY       FL       NORTHEAST      813-971-4300             2252 E. FOWLER AVENUE           33612
  1447  FLINT                      MI       NORTHEAST      810-230-3900               4400 MILLER ROAD              48507
  1457  GREELEY                    CO          WEST        970-356-2000           HIGHWAY 32 & 23RD AVENUE          80631
  1464  HOUSTON/NORTHLINE          TX         TEXAS        713-691-8700              500 NORTHLINE MALL             77022
  1466  HOUSTON/SHARPSTOW          TX         TEXAS        713-778-5900            7500 BELLAIRE BOULEVARD          77036
  1471  ROANOKE                    VA      NORTHEAST       540-265-O634            4802 VALLEY VIEW BLVD. NW        24012
  1473  BAKERSFIELD                CA         WEST         805-328-5100                   3201 F STREET             93301
  1475  CANOGA PARK                CA         WEST         818-883-1000                  6601 OWENSMOUTH            91304
  1477  CHICO                      CA         WEST         916-894-4212                   801 EAST AVENUE           95926

 LOC #  LOCATION                 STATE     TERRITORY         TEL. #                  STREET ADDRESS                    ZIP
  1478  COEUR D'ALENE              ID         WEST        208-667-7451                101 BEST AVENUE                 83814
  1481  EUGENE                     OR         WEST        541-485-0611            500 VALLEY RIVER CENTER             97401
  1483  EUREKA                     CA         WEST        707-444-0300              2525 FOURTH STREET                95501
  1486  GREAT FALLS                MT         WEST        406-761-5950             900 10TH AVENUE SOUTH              59401
  1492  SAN DIEGO/LA MESA          CA         WEST        619-698-5200          5500 GROSSMONT CENTER DRIVE           92042
  1494  LONGVIEW                   WA         WEST        360-425-2930          #1 TRIANGLE SHOPPING CENTER           98632
  1501  MEDFORD                    OR         WEST        541-857-0400             1700 NORTH RIVERSIDE               97501
  1502  DALLAS/REDBIRD             TX        TEXAS        972-296-6372          3662 WEST CAMP WISDOM ROAD            75237
  1505  UTICA                      NY      NORTHEAST      315-797-7457              710 HORATIO STREET                13502
  1508  OROVILLE                   CA         WEST        916-534-1800          2450 OROVILLE DAM BOULEVARD           95966
  1509  PANORAMA CITY              CA         WEST        818-894-8211            14665 ROSCOE BOULEVARD              91402
  1510  WESTMINSTER                CO         WEST        303-657-2300             5451 WEST 88TH AVENUE              80030
  1511  PHOENIX/CHRISTOWN          AZ         WEST        602-433-5399           1751 W. BETHANY HOME ROAD            85015
  1515  PLEASANT HILL              CA         WEST        510-674-6200            2302 MONUMENT BOULEVARD             94523
  1517  PORTERVILLE                CA         WEST        209-782-5000           825 WEST HENDERSON AVENUE            93257
  1519  ALBUQUERQUE/COTTO          NM         WEST        505-890-3500           10129 COORS BOULEVARD NW             87114
  1520  GLENDALE/ARROWHEAD         AZ         WEST        602-412-4100        7780 W. ARROWHEAD TOWNE CENTER          85308
  1522  REDDING                    CA         WEST        916-244-5500               300 LOCUST AVENUE                96001
  1523  PHOENIX/PARADISE           AZ         WEST        602-953-5800             4747 ESAT CACTUS ROAD              85032
  1524  RENO                       NV         WEST        702-355-3000           1900 SILVERADA BOULEVARD             89512
  1525  RICHMOND                   CA         WEST        510-231-9200             4300 MCDONALD AVENUE               94805
  1529  SALEM                      OR         WEST        503-363-3191            833 LANCASTER DRIVE NE              97301
  1530  PHOENIX/DESERT SKY         AZ         WEST        602-849-7300             7611 WEST THOMAS ROAD              85033
  1532  MISSION VALLEY             CA         WEST        619-692-5400              1288 CAMINO DEL RIO               92108
  1533  SAN JOSE/EAST              CA         WEST        408-272-6200           444 NORTH CAPITOL AVENUE             95133
  1535  SANA ANA                   CA         WEST        714-973-6600             1351 WEST 17TH STREET              92706
  1540  STOCKTON                   CA         WEST        209-473-5300              5400 PACIFIC AVENUE               95207
  1541  TUCSON/EL CON              AZ         WEST        520-321-3200              3601 NORTH BROADWAY               85716
  1547  VISALIA                    CA         WEST        209-734-7411         3535 WEST MINERAL KING AVENUE          93277
  1556  MODESTO                    CA         WEST        209-576-3000              2001 MCHENRY AVENUE               95350
  1557  NAPA                       CA         WEST        707-252-5000              4000 BEL AIRE PLAZA               94558
  1567  CHICAGO RIDGE              IL      NORTHEAST      708-423-3880            9650 S. RIDGELAND AVE.              60415
  1569  READING                    PA      NORTHEAST      610-921-5700          3050 NORTH 5TH STREET HWY.            19605
  1579  VENTURA                    CA         WEST        805-642-7541             500 SOUTH MILLS ROAD               93003
  1588  JUNCTION CITY              KS         WEST        913-238-2161            1010 WEST SIXTH STREET              66441
  1591  KCM/BLUE RIDGE             MO         WEST        816-737-9200           4100 BLUE RIDGE BOULEVARD            64133
  1592  KCM/WARD PARKWAY           MO         WEST        816-276-2600             8627 STATE LINE ROAD               64114
  1600  LAFAYETTE                  LA        TEXAS        318-232-5800           1700 NE EVANGLINE THRUWAY            70501
  1601  NORTH LITTLE ROCK          AR        TEXAS        501-945-7070           4220 E. MCCAIN BOULEVARD             72117
  1602  WATERTOWN                  NY      NORTHEAST      315-786-6400                 1300 ARSENAL                   13601
  1605  LAWTON                     OK        TEXAS        405-581-4600          SHERIDAN ROAD & GORE BLVD.            73501
  1608  LINCOLN                    NE         WEST        402-465-7200                61 & O STREETS                  68505
  1611  LUBBOCK                    TX        TEXAS        806-795-8221              5015 BOSTON AVENUE                79413
  1614  ASHEVILLE                  NC      NORTHEAST      704-298-0785              3 SOUTH TUNNEL ROAD               28805
  1618  MESQUITE                   TX        TEXAS        214-327-4100               500 EAT PIKE ROAD                75149
  1621  MONROE                     LA        TEXAS        318-324-5000               1100 OLIVER ROAD                 71201
  1630  OKC/PENN SQUARE            OK        TEXAS        405-840-6100          1901 NEW EXPRESSWAY S 1800            73118
  1640  PORT CHARLOTTE             FL      NORTHEAST      941-255-1700         1441 TAMIAMI TRAIL, UNIT 501           33948
  1647  PUEBLO                     CO         WEST        719-546-0910               3201 DILLON DRIVE                81008
  1651  ST. JOSEPH                 MO         WEST        816-271-5700           3702 DREDERICK BOULEVARD             64506
  1654  SA/MCCRELESS               TX        TEXAS        210-533-2426              600 MCCRELESS MALL                78223
  1655  SA/CROSSROADS              TX        TEXAS        210-733-5600           4522 FREDERICKSBURG ROAD             78201
  1663  SHERMAN                    TX        TEXAS        903-893-7581         3201 TEXOMA PARKWAY SUITE 700          75090
  1666  TEXARKANA                  TX        TEXAS        903-838-6570              10 OAKLAWN VILLAGE                75501
  1670  TYLER                      TX        TEXAS        903-531-7000            1818 ROSELAND BOULEVARD             75701
  1672  WACO                       TX        TEXAS        817-776-1050             5201 BOSQUE BOULEVARD              76714
  1675  WICHITA/EAST               KS         WEST        316-681-4704               3805 HARRY STREET                67218

 LOC #  LOCATION                 STATE   TERRITORY         TEL. #                 STREET ADDRESS                 ZIP
  1723  CLARKSVILLE               TN     NORTHEAST      615-647-0291         PADGENT LANE & CROSSLAND AV        37040
  1732  CARBONDALE                IL     NORTHEAST      618-549-8600                1265 E. MAIN                62901
  1738  YAKIMA                    WA        WEST        509-248-5850           2410 NOB HILL BOULEVARD          98901
  1748  LAKEWOOD                  CO        WEST        303-937-6400          7200 WEST ALAMEDA AVENUE          80226
  1755  PLANO                     TX       TEXAS        972-578-5500            900 WEST 15TH STREET            75075
  1794  GREENSBURG                PA     NORTHEAST      412-832-6300             2370 GREENGATE MALL            15607
  1797  GRANTS PASS               OR        WEST        541-479-2643              1101 NE D STREET              97528
  1822  JEFFERSON CITY            MO        WEST        573-635-7271           709 MISSOURI BOULEVARD           65101
  1886  TEMPLE HILLS              MD     NORTHEAST      301-899-3700             3745 BRANCH AVENUE             20748
  1887  COVINA                    CA        WEST        818-966-7411          848 SOUTH BARRANCA STREET         91723
  1888  MARYSVILLE                CA        WEST        916-741-7000             915 EIGHTHH STREET             95901
  1953  YORK                      PA     NORTHEAST      717-755-2936            2801 E. MARKET STREET           17402
  1959  HUNTINGTON BEACH          CA        WEST        714-892-6611             7777 EDINGER AVENUE            92647
  1961  LITTLE ROCK               AR       TEXAS        501-661-7200            300 UNIVERSITY AVENUE           72205
  1962  SPRINGFIELD               MO        WEST        417-885-1500             POST OFFICE BOX 35             65808
  1965  ROSEMEAD                  CA        WEST        818-573-3110           3600 ROSEMEAD BOULEVARD          91770
  2005  PASADENA                  TX       TEXAS        713-943-6800            2222 SPENCER HIGHWAY            77504
  2018  SOUTHFIELD/TELEGRAPH      MI     NORTHEAST      810-358-1200            28500 TELEGRAPH ROAD            48034
  2023  SANTA MARIA               CA        WEST        805-922-6611             1318 SOUTH BROADWAY            93454
  2024  ESCONDIDO                 CA        WEST        619-740-2200        311 NORTH ESCONDIDO BOULEVARD       92025
  2045  NORWALK                   CA        WEST        562-868-0911           12051 IMPERIAL HIGHWAY           90650
  2070  CANTON                    OH     NORTHEAST      330-477-9561          4004 W. TUSCARAWAS STREET         44708
  2071  DALY CITY                 CA        WEST        415-991-6200            133 SERRAMONTE CENTER           94015
  2072  LANSING                   MI     NORTHEAST      517-323-4550            5220 W. SAGINAW HWY.            48917
  2083  LAUREL                    MD     NORTHEAST      301-498-3100           14700 BALTIMORE AVENUE           20707
  2101  SACRAMENTO/FLORIN         CA        WEST        916-424-7700              5601 FLORIN ROAD              95823
  2129  PHARR                     TX       TEXAS        210-781-8300           500 NORTH JACKSON ROAD           78577
  2136  JOPLIN                    MO        WEST        417-625-6500            3100 DAVIS BOULEVARD            64801
  2142  MANASSAS                  VA     NORTHEAST      703-369-9600              8234 SUDLEY ROAD              22110
  2143  FAIRFAX                   VA     NORTHEAST      703-934-7005         112840 JAMES SWART CIRCLE 0        22030
  2145  GRAND RAPIDS/NORTH        MI     NORTHEAST      616-365-7525          4311 PLAINFIELD AVE., NE          49505
  2147  NORFOLK                   VA     NORTHEAST      757-466-2200          5803 VIRGINIA BEACH BLVD.         23502
  2148  PENSACOLA                 FL     NORTHEAST      904-477-2480            5100 N. NINTH AVENUE            32504
  2153  UNIONTOWN                 PA     NORTHEAST      412-628-0300           LAUREL MALL ROUTE 119 S          15425
  2155  PORTLAND.MALL 205         OR        WEST        503-251-4500             9800 SE WASHINGTON             97216
  2156  LOS ANGELES WEST          CA        WEST        310-202-4600         1833 S. LACIENEGA BOULEVARD        90035
  2157  MERCED                    CA        WEST        209-384-5222           1111 WEST OLIVE AVENUE           95348
  2161  PERU                      IL     NORTHEAST      815-224-2040              1607 36TH STREET              61354
  2162  KALAMAZOO                 MI     NORTHEAST      616-382-5850             5030 W. MAIN STREET            49009
  2164  LAS CRUCES                NM        WEST        505-526-3331           2300 EAST LOHMAN PLAZA           88001
  2168  ALEXANDRIA                LA       TEXAS        318-448-3211             1804 MCARTHUR DRIVE            71301
  2170  ARLINGTON                 TX       TEXAS        817-633-1100          2700 EAST PIONEER PARKWAY         76010
  2171  CHESAPEAKE/PORTSMOUTH     VA     NORTHEAST      757-465-4500          4200 PORTSMOUTH BOULEVARD         23321
  2194  BEAUMONT                  TX       TEXAS        409-898-2010             6175 EASTEX FREEWAY            77706
  2195  TORRANCE                  CA        WEST        310-542-6971         21405 SOUTH MADRONA AVENUE         90503
  2196  AURORA                    CO        WEST        303-696-3000             1400 HAVANA STREET             80012
  2203  JACKSON                   MI     NORTHEAST      517-787-3000              1700 W. MICHIGAN              49201
  2208  KCK/INDIAN SPRINGS        KS        WEST        913-596-7700              4601 STATE AVENUE             66102
  2211  BELAIR                    MD     NORTHEAST      410-836-6000              658 BEL AIR ROAD              21014
  2212  FREDERICK                 MD     NORTHEAST      301-662-9100          FRED. TWN MALL PAT ST EX          21701
  2213  TALLAHASSEE               FL     NORTHEAST      850-385-7111              US 27 & KNOX ROAD             32303
  2215  FRESNO                    CA        WEST        209-431-0410            5740 NORTH BLACKSTONE           93710
  2219  SAN LEANDRO/BAYFAIR       CA        WEST        510-481-3200              300 BAYFAIR MALL              94578
  2220  SAN BERNARDINO            CA        WEST        909-381-7000              144 CAROUSEL MALL             92401
  2221  LA/EAGLE ROCK             CA        WEST        213-254-9261           2626 COLORADO BOULEVARD          90041
  2233  SPRINGFIELD               VA     NORTHEAST      703-922-3500            6600 SPRINGFIELD MALL           22150
  2237  PORTLAND/JANTZEN          OR        WEST        503-283-4411       1400 NORTH HAYDEN ISLAND DRIVE       97217

 LOC #  LOCATION               STATE        TERRITORY          TEL. #                   STREET ADDRESS                 ZIP
  2238  CITRUS HEIGHTS           CA            WEST         916-728-3500             6199 SUNRISE BOULEVARD           95610
  2239  SAM JOSE/OAKRIDGE        CA            WEST         408-224-2300              879 BLOSSOM HILL ROAD           95123
  2245  LAKE CHARLES             LA           TEXAS         318-478-4500            638 WEST PRIEN LAKE ROAD          70601
  2246  DENTON                   TX           TEXAS         940-566-6969              2201 EAST I-35 SOUTH            76201
  2248  ROSEDALE                 MD         NORTHEAST       410-780-5000            6400 ROSSVILLE BOULEVARD          21237
  2251  LAS VEGAS/WEST           NV            WEST         702-251-7300             2120 EAST DECATUR ROAD           89102
  2253  TOLEDO/SOUTH             OH         NORTHEAST       419-865-1311                2110 REYNOLD ROAD             43614
  2254  HOUSTON/MEMORIAL         TX           TEXAS         713-932-3100                   970 GESSNER                77024
  2257  BLAINE                   MN         NORTHEAST       612-780-7400               99 NORTHTOWN DRIVE             55434
  2258  ELKHART                  IN         NORTHEAST       219-875-6541                  3701 S. MAIN                46517
  2259  ODESSA                   TX           TEXAS         915-362-7343              3909 EAST 42ND STREET           79762
  2260  ANNAPOLIS                MD         NORTHEAST       410-224-2500               200 ANNAPOLIS MALL             21401
  2278  SOUTH BEND               IN         NORTHEAST       219-291-7910              1390 SCOTTSDALE MALL            46612
  2289  EL PASO/CIELO VISTA      TX            WEST         915-779-6699                8401 GATEWAY WEST             79925
  2290  BROWNSVILLE              TX           TEXAS         210-544-3600           MEXICO STREET & PALM BLVD.         78520
  2292  OKC/CROSSROADS           OK           TEXAS         405-636-3100            5000 CROSSROADS BOULEVARD         73149
  2296  DULUTH                   MN         NORTHEAST       218-727-6677              1600 MILLER TRUNK HWY           55811
  2323  MOBILE                   AL         NORTHEAST       334-476-5100             3250 AIRPORT BOULEVARD           36606
  2326  MOLINE                   IL         NORTHEAST       309-797-7100                4500 16TH STREET              61265
  2336  SA/WINDSOR PARK          TX           TEXAS         210-654-2200                7900 IH 35 NORTH              78218
  2337  SHREVEPORT               LA           TEXAS         318-687-7600                8924 JEWELLA ROAD             75081
  2366  GREENSBORO               NC         NORTHEAST       910-375-4000            100 CAROLINA CIRCLE MALL          27405
  2369  OVERLAND PARK            KS            WEST         913-541-6500             11201 WEST 95TH STREET           66214
  2374  CHARLESTON               SC         NORTHEAST       803-554-4400                 2401 MALL DRIVE              29418
  2383  PINELLAS PARK            FL         NORTHEAST       813-522-5517               7200 US HIGHWAY 19             33565
  2388  SPRINGFIELD              IL         NORTHEAST       217-787-8000              2501 W. WABASH AVENUE           62704
  2393  COLUMBUS                 GA         NORTHEAST       706-322-6761           3091 MANCHESTER EXPRESSWAY         31908
  2401  SACRAMENTO/C/CLUB        CA            WEST         916-978-3300              3460 EL CAMINO AVENUE           95821
  2406  VIRGINIA BEACH           VA         NORTHEAST       757-463-4560             701 LYNN HAVEN PARKWAY           23452
  2411  BILLINGS                 MT            WEST         406-656-9000           320 SOUTH 24TH STREET WEST         59102
  2412  KCM/METRO NORTH          MO            WEST         816-468-2600             BARRY ROAD & HIGHWAY 69          64155
  2425  BEAVERTON                OR            WEST         503-646-7212               4401 SW 110 AVENUE             97005
  2426  RIVERSIDE                CA            WEST         909-784-3000              3530 RIVERSIDE DRIVE            92506
  2438  NEWPORT NEWS             VA         NORTHEAST       757-874-0100             14316 WARWICK BOULEVARD          23602
  2443  RICHARDSON               TX           TEXAS         972-680-7421              603 SOUTH PLANO ROAD            75081
  2445  SAN JOSE/WESTGATE        CA            WEST         408-886-3200               1600 SARATOGA ROAD             95129
  2448  FORT WORTH/HULEN         TX           TEXAS         817-294-9930                4900 SOUTH HULEN              76132
  2488  AUGUSTA                  GA         NORTHEAST       706-771-3200               1700 GORDON HIGHWAY            30904
  2489  FRIENDSWOOD/BAYBR        TX           TEXAS         281-486-8989                100 BAYBROOK MALL             77546
  2490  HOUSTON/GREENSPOINT      TX           TEXAS         281-873-1600              600 GREENSPOINT MALL            77022
  2495  LAREDO                   TX           TEXAS         956-721-2000              5300 NORTH SAN DARIO            78041
  2509  HURST                    TX           TEXAS         817-284-4700               6000 NORTHEAST MALL            76053
  2526  SUNNYVALE                CA            WEST         408-746-0200              211 WEST IOWA STREET            94086
  2559  WICHITA/WEST             KS            WEST         316-946-8141                4600 WEST KELLOGG             67209
  2560  MIDWEST CITY             OK           TEXAS         405-733-1260               6777 E. RENO AVENUE            73110
  2561  DES MOINES/SOUTHRIDGE    IA         NORTHEAST       515-287-8700             1111 SE ARMY POST ROAD           50315
  2565  TAMPA BAY                FL         NORTHEAST       813-877-6161         3202 W. DR. MILK JR. BOULEVARD       33607
  2571  DUBLIN                   CA            WEST         510-833-3227             6900 AMADOR PLAZA ROAD           94568
  2572  MESA/WEST                AZ            WEST         602-890-5599            1625 WEST SOUTHERN AVENUE         85202
  2573  PICO RIVERA              CA            WEST         562-948-3631               8800 WHITTIER ROAD             90660
  2576  AUSTIN/BARTON CREEK      TX           TEXAS         512-479-1000          2901 CAPITAL OF TEXAS HIGHWAY       78746
  2579  BRIDGEPORT               WV         NORTHEAST       304-842-7700             MEADOWBROOK ROAD & I-79          26330
  2580  PORT RICHEY              FL         NORTHEAST       813-849-8438              9409 US HIGHWAY 19 N            34668
  2604  ROSEVILLE                MN         NORTHEAST       612-631-6800               600 ROSEDALE CENTER            55113
  2608  LEWISVILLE               TX           TEXAS         972-315-1411           2428 SOUTH STEMMONS FREEWAY        75067

 LOC #  LOCATION                 STATE      TERRITORY         TEL. #                STREET ADDRESS                   ZIP
  2611  BAYTOWN                    TX         TEXAS        281-421-3100             3000 SAN JACINTO                77521
  2612  SPOKANE                    WA          WEST        509-482-5100        5830 NORTH DIVISION STREET           99207
  2632  PORTLAND/CLACKAMAS         OR          WEST        503-652-3800        8800 SE MONTEREY BOULEVARD           97266
  2635  HOUSTON/WILLOWBROOK        TX         TEXAS        281-955-4100             7925 FM 1960 WEST               77070
  2707  FREDERICKSBURG             VA       NORTHEAST      540-786-7060              I-95 & ROUTE 3                 22401
  2710  HAMPTON                    VA       NORTHEAST      757-838-3000         1800 W. MERCURY BOULEVARD           23666
  2713  TOLEDO/NORTH               OH       NORTHEAST      419-478-4120         343 NEW TOWN SQUARE DRIVE           43612
  2744  LITTLETON                  CO          WEST        303-972-5250          8501 WEST BOWLES AVENUE            80123
  2753  SAN DIEGO/BONITA           CA          WEST        619-470-2100             3050 PLAZA BONITA               92050
  2755  CHARLESTON                 WV       NORTHEAST      304-343-7665              P.O. BOX 75059                 25301
  2757  SA/MERCADO                 TX          EAST        210-670-1200             1401 SW LOOP 410                78227
  2816  TEMPLE                     TX         TEXAS        817-778-4871            3002-A 31ST STREET               76502

SUMMARY OF SATELLITE DEVICES
-----------------------------

HUB

NETWORK CONTROL CLUSTERS
1 - Primary NCC
1 - bkup NCC

BURST CHANNEL DEMODULATOR
9 - Inroutes at 128k
1 - Inroute bkup
1 - Outroute at 512k

DATA PORT CLUSTERS
(7) remote sites at 19.2 with 8 remotes per port
(1) mpe locations/diagnostics
(1)  ADT/WELLS FARGO
(3) backups

SYSTEM INTERFACE CLUSTER
Ethernet Connection

VAX
4000/500
bkup 4000/60
7D software


REMOTE'S

DISH SIZE
1.0 meter  = 134

1.2 meter  = 122
1.8 meter  = 130
2.4 meter  = 5


PERSONAL EARTH STATIONS
PES 6000  = 286
PES 8000  = 21
PES in storage  6000   = 63

JUNCTION BOX
183 remotes have no ports available
209 remotes have 1 or more ports available

VIDEO CONFERENCE
71 - LOCATIONS

                                   EXHIBIT G

                           THIRD PARTY CONTRACTS AND
                             THIRD PARTY SOFTWARE

                                     NONE

                                   EXHIBIT H
                                WARDS SOFTWARE

NONE

                                   EXHIBIT I

                               SUPPLIER SOFTWARE


                                     None

                                                                       10.(i)(R)


                   SERVICE AGREEMENT BETWEEN MONTGOMERY WARD
                            & CO., INCORPORATED AND
                              ACXIOM CORPORATION


                   SERVICE AGREEMENT NO. 7: TANDEM SERVICES
                   ----------------------------------------


     THIS SERVICE AGREEMENT NO. 7: TANDEM SERVICES (the "Service Agreement") is made and entered into as of the 6th_ day of November, 1998 between Montgomery Ward & Co., Incorporated a Delaware corporation ("Wards"), and Acxiom Corporation, a Delaware corporation ("Supplier").

     This Service Agreement is entered into between Wards and Supplier pursuant to the Master Agreement (defined below). Wards and Supplier agree that: (i) except to the extent expressly provided otherwise in the Service Agreement, all the terms and definitions of the Master Agreement are incorporated by reference into the Service Agreement, and (ii) in the event of any inconsistent or contradictory terms between the Master Agreement and the Service Agreement, the terms of Section 2.3 of the Master Agreement shall control.

     The Parties hereby agree as follows:

                             ARTICLE 1.  DEFINITION

     All defined terms that are used in the Master Agreement will have the same meaning in this Service Agreement. In addition, for purposes of this Service Agreement, the following terms shall have the indicated meanings:

     "INITIAL TERM" has the meaning given in Section 2.1.

     "MASTER AGREEMENT" means the Master Service Agreement for Information Technology Services Between Montgomery Ward & Co., Incorporated and Acxiom Corporation dated November 6, 1998, and all amendments thereto.

     "RENEWAL TERM" has the meaning given in Section 2.2.

     "SERVICE AGREEMENT COMMENCEMENT DATE" means the date on which the Migration Plan for Tandem Services has been implemented under Service Agreement No. 1.

     "SERVICE AGREEMENT EFFECTIVE DATE" means November 6, 1998.

     "SERVICE AGREEMENT TERM" means the Initial Term of this Agreement and any Renewal Term.

     "SERVICE LEVEL AGREEMENT" when used in this Service Agreement has the meaning given in Section 7.1 of this Service Agreement.

     "TANDEM ENVIRONMENT" means the Tandem processing environment that is operated by Wards as of the Service Agreement Effective Date.

     "Tandem Services" has the meaning given in Section 5.1.

     "TRANSFERRED EQUIPMENT" when used in this Service Agreement has the meaning given in Section 8.1 of this Service Agreement.

     "WARDS PEAK SEASON" means the period in any year during the Service Agreement Term from November 20 through December 31, and as such dates may be adjusted by Wards from time to time.

                                ARTICLE 2. TERM

     2.1 INITIAL TERM. The initial term of this Service Agreement (the "Initial Term") shall begin as of the Service Agreement Commencement Date and shall continue for a period of thirty-seven (37) months thereafter, unless earlier terminated or renewed in accordance with the provisions of this Service Agreement or the Master Agreement.

     2.2 RENEWAL TERM. Wards shall have the option to renew this Service Agreement for up to two (2) additional annual terms (each a "Renewal Term")by delivering written notice of such renewal to Supplier at least ninety (90) days before expiration of the final applicable Contract Year under this Service Agreement and before expiration of each annual period thereafter as applicable. All of the terms of this Service Agreement and the Master Agreement shall continue to apply without change during any renewal period(s).

                            ARTICLE 3. TERMINATION

     3.1 CONVENIENCE TERMINATION FEE. Wards shall have the option to terminate this Service Agreement for Convenience in accordance with Section 18.2(a) of the Master Agreement. The Convenience termination charges, if any, shall be as described in Exhibit C of this Service Agreement.


                         ARTICLE 4. PERSONNEL MATTERS


     4.1  KEY SUPPLIER POSITIONS.  Exhibit A identifies the Key Supplier
                                   ---------
Positions that are subject to the provisions of Section 7.2 of the Master Agreement.

                             ARTICLE 5.  SERVICES

     5.1 GENERAL. Throughout the Service Agreement Term, Supplier shall provide the Services described in Exhibit B, as such Exhibit may be amended and
                                  ---------
supplemented from time to time pursuant to the Master Agreement (the "Tandem Services"). The Tandem Services includes all of the responsibilities (including Equipment, Software, personnel and expenses) associated with the Tandem Environment, unless specifically identified as a Wards responsibility under
Section 5.3 below. The Services include (i) functions, responsibilities and tasks performed by the Transferred Employees prior to the Service Agreement Effective Date; (ii) functions, responsibilities and tasks not specifically described in this Service Agreement but which are required for their proper performance and are an inherent part of, or a necessary sub-part included within, the Services; and (iii) functions, responsibilities and tasks that are a logical extension of existing Services as a result of changes in technology, changes in Wards business practices, or changes resulting from change control procedures. Supplier will be the exclusive provider of the Services identified in this Service Agreement.

     5.2 TRANSITION MANAGEMENT AND SERVICE LEVELS. During the period from the Service Agreement Effective Date to the Service Agreement Commencement Date, Supplier will provide Tandem Services under Service Agreement No. 1 (Transition and Migration Services). Following the Service Agreement Commencement Date, the Service Level Agreement and other obligations of this Service Agreement shall become effective.

     5.3 APPOINTMENT OF PROJECT EXECUTIVES. Prior to the Service Agreement Commencement Date, the Parties appoint individuals as Project Executives under this Service Agreement to carry out the duties described in the Master Agreement.


     5.4  RESPONSIBILITIES OF WARDS The responsibility matrix included in

Exhibit B to this Service Agreement identifies the responsibilities of Wards
---------
during the Term of this Service Agreement, as such Exhibit may be amended and supplemented from time to time pursuant to the Master Agreement. The responsibilities of Wards shall be limited to those items listed in the matrix.

                             ARTICLE 6.   CHARGES

     6.1  CHARGES FOR NETWORK SERVICES.   Exhibit C to this Service Agreement
                                          ---------
sets forth the Charges for the Tandem Services that may be charged by Supplier. All Charges and all Pass-Through Expenses are subject to the provisions of
Article 13 of the Master Agreement.

     6.2 INVOICES FOR CHARGES AND EXPENSES. In all invoices for Tandem Services, Supplier shall provide Wards with the information that is described in Exhibit C in sufficient detail in order to verify invoices provided by Supplier.
---------
Invoice submission and payment shall be in accordance with Article 14 of the Master Agreement.

                      ARTICLE 7.  SERVICE LEVEL AGREEMENT

     7.1  SERVICE LEVEL AGREEMENT.  Exhibit D to this Service Agreement is the
                                    ---------
Service Level Agreement applicable to quantitative Service Levels for the Tandem Services (the "Service Level Agreement"). The Service Level Agreement will become effective upon the Service Agreement Commencement Date. All of the terms of Article 5 of the Master Agreement shall apply to the Service Level Agreement. Supplier acknowledges that Wards may adjust schedules for availability and other items to meet Wards need during Wards Peak Season or other events (such as extended sales).

             ARTICLE 8.  FACILITIES, EQUIPMENT AND SOFTWARE TERMS

     8.1 TRANSFER OF EQUIPMENT. On the Service Agreement Commencement Date, Wards shall assign, and Supplier shall assume, Wards' obligations under the applicable leases for the equipment listed on Exhibit E (the "Transferred
                                              ---------
Equipment").   The terms of Section  6.1 of the Master Agreement shall apply with respect to the Transferred Equipment.

     8.2 USE OF WARDS FACILITIES AND EQUIPMENT. In accordance with Section 6.2 of the Master Agreement, Wards shall provide the Wards Facilities and Wards Equipment described in Exhibit F to this Service Agreement.
                       ---------

     8.3 TRANSFER OF THIRD PARTY CONTRACTS AND THIRD PARTY SOFTWARE. On the Service Agreement Commencement Date, and subject to Supplier having received any Third Party Consents,Wards shall retain the rights to the license of the Third Party Software listed in Exhibit G, and Supplier shall obtain rights to access
                         --------------
and use such Third Party Software. In the event that the licensor does not consent to such terms, then subject to Supplier having received any Third Party consents, Supplier shall assume from Wards all of the rights and obligations(other than financial responsibilities) of Wards under the Third Party Contracts and the Third Party Software that are listed in Exhibit G, and
                                                                --------------
in such event, the terms of 6.3 of the Master Agreement shall apply with respect
----------------
to Third Party Contracts and Third Party Software.

     8.4  WARDS SOFTWARE.  Listed in Exhibit H is the Software that is
                                     ---------
proprietary to Wards and that is used in Tandem Systems (the "Wards Software"). The terms of Section of the Master Agreement shall apply with respect to the Wards Software.

     8.5 SUPPLIER SOFTWARE. The Supplier Software that is to be used by Supplier to provide the Tandem Services is listed in Exhibit I. Use of Supplier
                                                     ---------
Software in providing the Tandem Services shall be in accordance with Section
8.2 of the Master Agreement.

                ARTICLE 9.  TERMINATION AND TRANSITION SERVICES

     9.1 TERMINATION. Wards may terminate this Service Agreement without penalty at any time prior to the Service Agreement Commencement Date if Supplier does not complete the Migration Plan described in Service Agreement No. 1.
After the Service Agreement

Commencement Date, Wards may terminate this Service Agreement in accordance with the terms of the Master Agreement.

     9.2 TERMINATION. In the event of a termination or expiration of this Service Agreement, Supplier shall provide the Termination/Expiration Assistance as provided in Section 18.7 of the Master Agreement.

     IN WITNESS WHEREOF the Parties have executed this Master Agreement as of the day and year first above written.

MONTGOMERY WARD & CO.,
     INCORPORATED                  ACXIOM CORPORATION


By: /s/ Don Bernheisel             By: /s/ Joseph C. Grossestreuer
   ---------------------------        ----------------------------------
Name:   Don Bernheisel             Name:   Joseph C. Grossestreuer
     -------------------------          --------------------------------
Its: SVP, CIO                      Its: SVP- Outsourcing Services
    --------------------------         ---------------------------------

                     EXHIBITS TO TANDEM SERVICE AGREEMENT
                     ------------------------------------

     EXHIBIT A                KEY SUPPLIER POSITIONS

     EXHIBIT B                SERVICES

     EXHIBIT C                CHARGES

     EXHIBIT D                SERVICE LEVEL AGREEMENT

     EXHIBIT E                TRANSFERRED EQUIPMENT

     EXHIBIT F                WARDS FACILITIES AND EQUIPMENT

     EXHIBIT G                THIRD PARTY CONTRACTS AND
                              THIRD PARTY SOFTWARE

     EXHIBIT H                WARDS SOFTWARE

     EXHIBIT I                SUPPLIER SOFTWARE

                                   EXHIBIT A

                            KEY SUPPLIER POSITIONS

SENIOR TECH SPECIALIST

TECH SPECIALIST

                                   EXHIBIT B

                                   SERVICES

OVERVIEW
--------

The business objective of this service category is to provide the operational, system, and Application Support for the dependable, consistent and reliable operation of the Wards stores credit approval, data collection and NSF check collection related applications which reside in the Wards Tandem environment.

Wards has a support contract in place with Primary Resource, Inc. (PRI) to maintain the current Tandem application source code through June 30, 1999. This maintenance contract includes necessary adjustments to correctly handle Year 2000 issues. Wards pays a monthly fee to PRI for the support contract. In December 1996 an amendment was signed to the original contract that increased the covered scope of software to include the newly purchased Banctec Payment Systems software. It is anticipated that PRI will maintain the service contract with Wards and in turn will interact with the Supplier in the same fashion as with the in-house Tandem support group (ADCU).

PRI, in addition to supporting the Wards Tandem system, also performs system and program development for Wards, usually on a fixed-bid basis. It is considered that this work will continue to be contracted with Wards and that Wards will coordinate testing and implementation of new/enhanced systems with the Supplier and PRI.

As a part of the PRI relationship, Wards has purchased a small Tandem configuration which has been installed in the PRI facility for development and testing as it may pertain to the Wards Tandem environment. The Supplier will be required to remotely perform the same systems and Applications Support services as is currently provided in the Tandem production environment, in addition to the creation of test environments including providing a quality assurance environment for new application code as provided by PRI.

     The supplier of Tandem operations management services has full responsibility for the comprehensive operational support of the Wards Tandem environment as described in Exhibit B of this document. These responsibilities include the day-to-day operations and management of the operating environment including, but not limited to, data backup and restore processes, infrastructure change management, production control, systems monitoring and reporting, data center facility monitoring, maintenance and reporting, and media management. Additionally, the Supplier will provide disaster recovery hot site services in support of Ward's formal Disaster Recovery Plan for this operating environment, and test the Supplier's documented operational hot site activation plan as agreed upon with, and scheduled as requested by Wards management on a business unit basis as outlined for these Tandem systems.

     The supplier of Tandem systems management services is to provide Wards with a consistently high level of Tandem environment reliability, availability, and performance. System Management includes the responsibility for the management of the existing infrastructure as well as implementation of new Tandem systems and new technologies to support the changing business needs of Wards. The Supplier's System Management will provide for the overall management and performance of Ward's Tandem processing environment as indicated in Exhibit B. Systems Management will work in an integrated fashion with all other service functions to provide seamless support for the Wards business units.

The cost-effective implementation of consistent Tandem operations management, systems management, and applications support will allow Wards business units to rapidly respond to changing business needs. The intent of this service description is to establish Ward's expectations and criteria for providing the described service.

          The intent of this service description is to establish Ward's expectations and criteria for providing the described services.

OPERATIONS MANAGEMENT
---------------------

ACTIVITIES FOR OPERATIONS MANAGEMENT

          The supplier will be responsible for all operational aspects of the Wards Tandem System computer environment defined as "in scope" in Exhibit B. The supplier is expected to manage the development, and production-processing environments utilizing the Procedures Manual.

1. Supplier will provide console management functions to monitor, report, operate and IPL/reboot the Tandem system, associated peripherals, and production job streams.
2. Supplier will provide production control function for the Ward's Tandem environments.
3. Supplier will provide media management and media storage for all the Tandem System processing environments.
4.   Supplier will maintain a working relationship with Primary Resource, Inc.
     (PRI) for the purpose of resolving production problems, planning new system installations, and status of the development Tandem system.
5. Supplier will provide new ideas and recommendations quarterly on how the Wards Tandem Operations Management function can be improved or made more cost effective.

SERVICE PARAMETERS FOR OPERATIONS MANAGEMENT
--------------------------------------------

1. Supplier will provide operations management services for Wards Tandem System processing environments as listed in Exhibit B, on a 24x7x365 basis.
2. Supplier will schedule all operational and environmental events in accordance with the documented change management procedures, as defined in the Procedures Manual.
3.   Supplier will provide and maintain the Procedures Manual.
4. Supplier will provide expertise for operational problem resolution in conjunction with: Store Support, Network Operations, credit authorizers and vender support.
5. Supplier will maintain a management interface with the following Wards areas/departments: Loss Prevention, Store Support, and SmartStore.
6. Supplier will capture and retain sufficient detail data to provide all required technical and managerial reports as specified within this document.
7. Supplier will maintain documentation and run books for production job streams as described in the Procedures Manual.

8. Supplier will provide monitoring function, utilizing automated tools wherever possible.


MEASUREMENT TOOLS FOR OPERATIONS MANAGEMENT
-------------------------------------------

The Supplier will make every effort to utilize tools and processes provided by Wards and already in place in Wards' Tandem environments. The Supplier is free to recommend in writing to Wards, additional or alternative tools for review and final approval. Wards must approve use of any new or equivalent tools not already in place at Wards. Wards approval will not be unreasonably witheld.

  TANDEM SYSTEM

  .  MEASURE/GPA

  .  EMSA

  .  VIEWPT

  .  DSAP

  .  DCOM

  .  VIEWPROC

  .  NMS

  .  TACL:  HCHECK

  .  TACL:  AMCHKMM

  .  CMACOM (CMCOMO)

  .  SCF

  .  CMI

  .  FUP

  .  PUP

  .  PRIINFO

  .  NETBATCH

  .  ADCUINST


SYSTEM MANAGEMENT
-----------------

ACTIVITIES FOR SYSTEM MANAGEMENT:

The Supplier has responsibility for management and performance of the Wards Tandem systems, systems software, and Tandem system peripherals as indicated in the Appendices. It is the Supplier's responsibility to provide reliable, predictable, and consistent operating environments for Ward's applications systems.

1. The Supplier will provide the management methodologies, resources and tools to support the Wards Tandem environments at performance, capacity, and availability levels as good as, or better than currently provided.

2. The Supplier will provide proactive Tandem system and peripheral performance monitoring and tuning.

3. The Supplier will provide proactive Tandem system and peripheral capacity analysis, planning and resource adjustment.

4. Supplier will provide applications support functions as defined in the glossary in Exhibit B, and as delineated in the Responsibility Matrix under "Application Support".

Service Parameters for System Management:
-----------------------------------------

1. The Supplier will maintain System Management support for Wards Monday thru Friday 8am - 5pm, reachable by pager at all other times. On-site weekend support will be required during Ward's Peak Season.

2. The Supplier will utilize and adhere to all Supplier provided change management processes, and procedures.

3. The Supplier will utilize and adhere to all Supplier provided problem management processes, procedures and escalation guidelines.

4. The Supplier will provide total problem solutions with the appropriate technical resources, knowledge, procedures, and management methodologies to maintain the availability and performance of the Wards development, test, and production Tandem system environments to documented service levels.

5. Escalation to hardware or software vendors required to resolve Tandem system problems remain within the scope of the Supplier's responsibility and are considered to be included in the overall support cost.

6. The Supplier will provide hardware and software tools, and related maintenance that is necessary to accomplish or help them accomplish the Systems Management service levels as indicated in this document.

7. The Supplier will provide sufficient detail to the help desk, within the text of each problem ticket, to include the background and history of each problem for later root cause analysis and/or support resolution or engineering corrective action.

8. The Supplier will monitor, alarm, and apply corrective action to pre-defined events and situations for the Tandem systems included in this agreement.

9. The Supplier will gather, store, and report statistics on process variables for the Wards Tandem systems included in this agreement in a format that is readily accessible.

10. The Supplier will provide strategies and suggestions on how to maximize Tandem system performance by optimizing process variables and implement them upon Ward's approval.

11. The Supplier will research, configure, and activate Wards Tandem components, including, but not limited to operating system generation, and dynamic environment generation for new and replacement hardware components.

12. The Supplier will provide hardware maintenance and system software maintenance for the Wards Tandem systems.

13. The Supplier will recommend, evaluate, and perform all tasks that mandate advanced privileges for each system managed within strict guidelines of change control.

14. The Supplier will work with Wards and, if necessary PRI, to identify and correct problems within the Tandem system environments.

15. The Supplier will generate Ad-Hoc reports for Tandem systems and Pathway support in Enform, Cobol, TACL and ACCESS as required.

16. The Supplier will assist in providing project planning and quality assurance/testing for new or enhancement program implementation on Wards Tandem systems.


TRACKING AND MEASUREMENT TOOLS FOR SYSTEMS MANAGEMENT
-----------------------------------------------------

The Supplier is responsible for supplying all tools necessary to satisfy the specifications contained herein. The Supplier will make every effort to utilize tools and processes owned by Wards and already in place within the Wards facilities. The Supplier is free to recommend in writing to Wards additional or alternative tools or processes for Wards review and final approval. Wards must approve use of any new or equivalent tools and/or processes not already in place at Wards.


TANDEM GUARDIAN

   .  VIEWPT
   .  VIEWPROC
   .  EMSA
   .  MEASURE
   .  GPA
   .  SCF
   .  FUP

 .  PUP
 .  CTTW
 .  NMS
 .  DSAP
 .  DCOM
 .  CMACOM(CMCOMO)
 .  CMA
 .  MS/ACCESS
 .  AMCHKMM
 .  MONITOR
 .  REPORTVIEW

TANDEM MANAGEMENT RESPONSIBILITY MATRIX
------------------------------------------------------------------------------
TANDEM MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                              WARDS            SUPPLIER

-------------------------------------------------------------------------------------------------------------------
 CHANGE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Participate in the change management system used by Wards among all IS                                 X
    operatives.
-------------------------------------------------------------------------------------------------------------------
   Review, provide and approve Change management system for implementation to            X
    Wards system, environmental, and application environments.
-------------------------------------------------------------------------------------------------------------------
   Implement changes within the Wards environments using Wards  standard and                              X
    documented process or processes
-------------------------------------------------------------------------------------------------------------------
   Disseminate information on scheduled or planned changes to Wards user community                        X
-------------------------------------------------------------------------------------------------------------------
   Provide Wards with regular reporting, by environment, of planned changes to                            X
    occur and the anticipated impact of the change
-------------------------------------------------------------------------------------------------------------------
   Provide a means to properly test all proposed changes to the environments             X                X
    prior to the implementation of the proposed change
-------------------------------------------------------------------------------------------------------------------
   Post all approved, planned changes on the Wards change Management system                               X
-------------------------------------------------------------------------------------------------------------------
   Provide methods and processes for accommodating regular, minor, major, and                             X
    emergency changes within the Wards environments
-------------------------------------------------------------------------------------------------------------------
   Support WARDS activities including hardware maintenance,                                               X
    installation/de-installation, and facility changes in the Tandem processing facilities, as well as, software, systems, and applications installation, upgrades, and support
-------------------------------------------------------------------------------------------------------------------
   Provide WARDS with a weekly summary meeting and reporting of all proposed                              X
    changes to the environment on a rolling thirty (30), sixty (60), and ninety
    (90) day basis
-------------------------------------------------------------------------------------------------------------------
   Provide WARDS with risk assessments and anticipated impact of all proposed                             X
    changes to the operational and data center environments
-------------------------------------------------------------------------------------------------------------------
   Implement changes in accordance with established standards in the Procedures                           X
    Manual
-------------------------------------------------------------------------------------------------------------------
   Supplier will provide support for both testing and production support of all                           X
    changes implemented within the environments
-------------------------------------------------------------------------------------------------------------------
   Conduct post-implementation review meetings with Wards to review changes
    process                                                                               X               X
-------------------------------------------------------------------------------------------------------------------
   Provide emergency change management procedures in support of the Wards Tandem                          X
    environment where production issues involve product quality, personal safety, and Wards profitability.
-------------------------------------------------------------------------------------------------------------------
 PROBLEM MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Supplier will support new Wards initiatives                                                            X
-------------------------------------------------------------------------------------------------------------------
   Supplier will report progress to Wards based on the Wards assigned level of                            X
    severity
-------------------------------------------------------------------------------------------------------------------
   Supplier will develop and enhance procedures for problem escalation                                    X
-------------------------------------------------------------------------------------------------------------------
   Conduct root cause analysis and review high-impact problems to identify                                X
    preventative measures, assess risk, and bring to closure, jointly with Wards, if appropriate
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TANDEM MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                              WARDS            SUPPLIER

-------------------------------------------------------------------------------------------------------------------
   Utilize Supplier help desk to notify Supplier staff, Wards and other vendors                           X
    of hardware, software, and environmental failures according to the severity definitions and reporting/escalation guidelines in the procedures manual.
-------------------------------------------------------------------------------------------------------------------
   Initiating user verification of problem resolution.                                   X
-------------------------------------------------------------------------------------------------------------------
   Work to reduce the overall resolution time for problem tickets regardless of          X                X
    where the root problem resides.
-------------------------------------------------------------------------------------------------------------------
   Escalate unresolved problem tickets that exceed agreed upon time frames by                             X
    severity to Wards as required.
-------------------------------------------------------------------------------------------------------------------
   Accept and resolve problems from the Supplier's Help Desk as determined to be                          X
    in the area of support of System Management by the Help Desk within time frames as specified by severity.
-------------------------------------------------------------------------------------------------------------------
   Re-route problems back to the Supplier's Help Desk as they are determined to                           X
    be outside of area of support of System Management.
-------------------------------------------------------------------------------------------------------------------
   Document problem resolution activities as they are completed or re-routed.                             X
-------------------------------------------------------------------------------------------------------------------
 COMPUTER OPERATIONS
-------------------------------------------------------------------------------------------------------------------
   Perform all manual and automated console operations and operate computer                               X
    equipment
-------------------------------------------------------------------------------------------------------------------
   Monitor performance of operating system and sub-systems and resolve
    problems/exceptions                                                                                   X
-------------------------------------------------------------------------------------------------------------------
   Identify and resolve systems and sub-systems problems                                                  X
-------------------------------------------------------------------------------------------------------------------
   Complete work, turnover and status logs                                                                X
-------------------------------------------------------------------------------------------------------------------
   Monitor and report Computer Room environmental variances and resolve                                   X
    problems/exceptions
-------------------------------------------------------------------------------------------------------------------
   Provide all office and operations supplies including, but not limited to:                              X
    media, media storage units, printing consumables, PCs, workstations, monitoring tools etc. for Supplier's operations management staff.
-------------------------------------------------------------------------------------------------------------------
   Adhere to all Wards standards, methods, processes, and procedures                                      X
-------------------------------------------------------------------------------------------------------------------
 PRODUCTION MONITORING AND SCHEDULING                                                                     X
-------------------------------------------------------------------------------------------------------------------
   Establish and maintain centralized responsibility over production systems and                          X
    processes.
-------------------------------------------------------------------------------------------------------------------
   Provide resources for monitoring, reporting, and tracking of systems and                               X
    processes.
-------------------------------------------------------------------------------------------------------------------
   Report, document, and track failures within the production systems.                                    X
-------------------------------------------------------------------------------------------------------------------
   Provide and maintain a method for proper escalation of failures.                                       X
-------------------------------------------------------------------------------------------------------------------
   Ensure overnight processing is completed as scheduled.                                                 X
-------------------------------------------------------------------------------------------------------------------
   Provide reporting on production systems, daily on critical systems.                                    X
-------------------------------------------------------------------------------------------------------------------
   Provide a master-scheduling function across environments.                                              X
-------------------------------------------------------------------------------------------------------------------
   Provide a process for change requests in the scheduling of processes and                               X
    systems.
-------------------------------------------------------------------------------------------------------------------
   Develop, document, and enhance procedures for ensuring reliable monitoring and                         X
    scheduling of critical processes.
-------------------------------------------------------------------------------------------------------------------
   Conduct root cause analysis and review high-impact failures to identify                                X
    preventative measures, assess risk, and bring to closure.
-------------------------------------------------------------------------------------------------------------------
   Coordinate and integrate production schedules with applications groups.                                X
-------------------------------------------------------------------------------------------------------------------
   Modify and verify batch production schedules.                                                          X
-------------------------------------------------------------------------------------------------------------------
   Monitor, control and update the Tandem Netbatch processing systems.                                    X
-------------------------------------------------------------------------------------------------------------------
   Generate required Ad-Hoc reports as required                                                           X
-------------------------------------------------------------------------------------------------------------------
 TAPE MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Complete all tape mount requests                                                                       X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TANDEM MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                              WARDS            SUPPLIER

-------------------------------------------------------------------------------------------------------------------
   Monitor tape hardware for malfunction and resolve exceptions                                           X
-------------------------------------------------------------------------------------------------------------------
   Perform daily tape hardware maintenance                                                                X
-------------------------------------------------------------------------------------------------------------------
   Specify tape retention periods                                                                         X
-------------------------------------------------------------------------------------------------------------------
   Request changes to tape retention periods                                             X
-------------------------------------------------------------------------------------------------------------------
   Implement requested changes to tape retention periods                                                  X
-------------------------------------------------------------------------------------------------------------------
 TAPE LIBRARY
-------------------------------------------------------------------------------------------------------------------
   Maintain integrity of tape library system                                                              X
-------------------------------------------------------------------------------------------------------------------
   Monitor tape usage and resolve problems/exceptions                                                     X
-------------------------------------------------------------------------------------------------------------------
   Maintain and monitor "foreign" tape library and resolve exceptions                                     X
-------------------------------------------------------------------------------------------------------------------
   Initialize new tapes                                                                                   X
-------------------------------------------------------------------------------------------------------------------
   Establish off-site storage requirements                                                                X
-------------------------------------------------------------------------------------------------------------------
   Coordinate offsite storage functions including logging, tracking labeling,                             X
    ordering, receiving and sending tapes
-------------------------------------------------------------------------------------------------------------------
   Approve third party suppliers and facility                                            X
-------------------------------------------------------------------------------------------------------------------
   Manage third party contract                                                                            X
-------------------------------------------------------------------------------------------------------------------
   Audit third party supplier annually                                                                    X
-------------------------------------------------------------------------------------------------------------------
   Inspect/audit third party supplier facility as deemed necessary                       X
-------------------------------------------------------------------------------------------------------------------
 BACKUPS
-------------------------------------------------------------------------------------------------------------------
   Determination of what data is backed up and how much                                  X
-------------------------------------------------------------------------------------------------------------------
   Determination of how long data is kept                                                X
-------------------------------------------------------------------------------------------------------------------
   Perform backup as scheduled                                                                            X
-------------------------------------------------------------------------------------------------------------------
   Maintain library of backups                                                                            X
-------------------------------------------------------------------------------------------------------------------
   Management of off-site storage                                                                         X
-------------------------------------------------------------------------------------------------------------------
   Restore system data as required                                                                        X
-------------------------------------------------------------------------------------------------------------------
   Restore user data as required                                                                          X
-------------------------------------------------------------------------------------------------------------------
 FACILITIES MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Plan & manage installation of computer & environmental equipment in data                               X
    center.
-------------------------------------------------------------------------------------------------------------------
   Oversee equipment moves/ensures operation to specifications post-move                                  X
-------------------------------------------------------------------------------------------------------------------
   Maintain physical inventory and blueprint of all hardware and accurate cabling                         X
    diagrams.
-------------------------------------------------------------------------------------------------------------------
   Administer contract services and other third party agreements (Environmental,                          X
    security and other companies)
-------------------------------------------------------------------------------------------------------------------
   Monitor and maintain all data center facilities located at Supplier's site(s)                          X
    to assure availability, including: HVAC, Power distribution units, uninterruptable power switch (UPS), and backup power systems.
-------------------------------------------------------------------------------------------------------------------
 PHYSICAL SECURITY ADMINISTRATION
-------------------------------------------------------------------------------------------------------------------
   Implement mutually agreed security audit recommendations                                               X
-------------------------------------------------------------------------------------------------------------------
   Provide administrative and technical support for physical security                                     X
-------------------------------------------------------------------------------------------------------------------
   Monitor and respond to Supplier alarm system                                                           X
-------------------------------------------------------------------------------------------------------------------
   Provide emergency response and notification (Fire etc.)                                                X
-------------------------------------------------------------------------------------------------------------------
 DISASTER RECOVERY SUPPORT
-------------------------------------------------------------------------------------------------------------------
   Develop,  maintain and test disaster recovery plan and procedure manuals
    including third                                                                                       X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TANDEM MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                              WARDS            SUPPLIER

-------------------------------------------------------------------------------------------------------------------
 party hot and cold site recovery plans for all Tandem
    services provided to Wards
-------------------------------------------------------------------------------------------------------------------
   Maintain capacity plan for disaster recovery for all services provided to Supplier                     X
-------------------------------------------------------------------------------------------------------------------
   Maintain an on-line document listing which platforms and applications are covered                      X
-------------------------------------------------------------------------------------------------------------------
   Maintain third party contracts                                                                         X
-------------------------------------------------------------------------------------------------------------------
   Coordinate disaster recovery testing.                                                 X                X
-------------------------------------------------------------------------------------------------------------------
   Participate in disaster recovery testing with Supplier and perform recover            X
    tests for all services provided to Supplier
-------------------------------------------------------------------------------------------------------------------
   Perform disaster recovery testing, resolve cause of failure and re-test until                          X
    successful for all services provided to Supplier
-------------------------------------------------------------------------------------------------------------------
   Report disaster recovery test results to Supplier                                                      X
-------------------------------------------------------------------------------------------------------------------
   Confirm test results                                                                  X
-------------------------------------------------------------------------------------------------------------------
   Implement recovery plan at hot site/cold site for all services  provided to                            X
    Supplier
-------------------------------------------------------------------------------------------------------------------
   Prioritize recovery of data when disaster occurs                                      X
-------------------------------------------------------------------------------------------------------------------
   Restore to normal operations in the event of a disaster within defined service                         X
    levels
-------------------------------------------------------------------------------------------------------------------
   Assure TOS version/module update matches production system                                             X
-------------------------------------------------------------------------------------------------------------------
   Maintain D/R site sys procs synchronous to production                                                  X
-------------------------------------------------------------------------------------------------------------------
   Supplier will maintain disaster recovery Tandem systems to match production                            X
    system TOS release and system installation configuration to assure
    CMA/Network/Pathway environment synchronicity.
-------------------------------------------------------------------------------------------------------------------
 STRATEGY AND PLANNING
-------------------------------------------------------------------------------------------------------------------
   Understand & document Ward's business requirements                                    X                X
-------------------------------------------------------------------------------------------------------------------
   Assist with direction setting and updating of standards                                                X
-------------------------------------------------------------------------------------------------------------------
   Research emerging technology and propose effective solutions                          X                X
-------------------------------------------------------------------------------------------------------------------
   Advise on use of emerging technology and proposed solutions                           X
-------------------------------------------------------------------------------------------------------------------
   Assist in developing Standard Operating Procedures (SOPs)                                              X
-------------------------------------------------------------------------------------------------------------------
 CONTRACTS MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Ensure compliance with maintenance and warranty agreements                                             X
-------------------------------------------------------------------------------------------------------------------
   Negotiate new and/or renew agreements                                                                  X
-------------------------------------------------------------------------------------------------------------------
   Manage contract terms and conditions (e.g. expiration date)                                            X
-------------------------------------------------------------------------------------------------------------------
   Communicate contract provisions internally and to Wards, as needed                                     X
-------------------------------------------------------------------------------------------------------------------
   The Supplier will act as third party maintenance provider interface for all                            X
    services under control of the Supplier as described in this document, whether
    Wards or the Supplier provides the maintenance service.
-------------------------------------------------------------------------------------------------------------------
 STATUS REPORTING AND MEETINGS
-------------------------------------------------------------------------------------------------------------------
   Prepare weekly status report                                                                           X
-------------------------------------------------------------------------------------------------------------------
   Conduct weekly status meetings                                                                         X
-------------------------------------------------------------------------------------------------------------------
   Review and edit weekly status report and attend weekly meeting                        X
-------------------------------------------------------------------------------------------------------------------
   Prepare monthly service level / performance reports                                                    X
-------------------------------------------------------------------------------------------------------------------
   Analyze results of monthly reports and historical trends                              X                X
-------------------------------------------------------------------------------------------------------------------
   Identify areas for improvement                                                        X                X
-------------------------------------------------------------------------------------------------------------------
   Prepare management briefing for service level results                                 X                X
-------------------------------------------------------------------------------------------------------------------
   Conduct Wards monthly management review meeting                                                        X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TANDEM MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                              WARDS            SUPPLIER

-------------------------------------------------------------------------------------------------------------------
   Attend monthly management review                                                      X                X
-------------------------------------------------------------------------------------------------------------------
   Plan the implementation of action items resulting from, & agreed to during,                            X
    mgmt review meeting
-------------------------------------------------------------------------------------------------------------------
   Implement action items resulting from, & agreed to during, mgmt review meeting.                        X
-------------------------------------------------------------------------------------------------------------------
   Audit/request  service level/performance and activity reports as needed               X
-------------------------------------------------------------------------------------------------------------------
   Approve new or changes to service level/performance reports as needed.                X
-------------------------------------------------------------------------------------------------------------------
   Participate in a Ward's daily operational status meeting to report on                 X                X
    operational, environmental and batch job completion.
-------------------------------------------------------------------------------------------------------------------
 HUMAN RESOURCES
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
   Ensure adequate training & review of all personnel performing Supplier                                 X
    activities.
-------------------------------------------------------------------------------------------------------------------
   Implement corrective actions as needed                                                                 X
-------------------------------------------------------------------------------------------------------------------
 SYSTEM SOFTWARE MAINTENANCE
-------------------------------------------------------------------------------------------------------------------
   Install and maintain the system software environment.                                                  X
-------------------------------------------------------------------------------------------------------------------
 CAPACITY PLANNING
-------------------------------------------------------------------------------------------------------------------
   Monitor system use and capacity, and resolve problems/exceptions                                       X
-------------------------------------------------------------------------------------------------------------------
   Forecast resource requirements                                                        X                X
-------------------------------------------------------------------------------------------------------------------
   Ensure appropriate capacity to meet resource projections                                               X
-------------------------------------------------------------------------------------------------------------------
   Analyze workload capacity                                                                              X
-------------------------------------------------------------------------------------------------------------------
   Prepare and produce resource planning reports                                                          X
-------------------------------------------------------------------------------------------------------------------
   Analyze and report resource trends                                                                     X
-------------------------------------------------------------------------------------------------------------------
   Make recommendations regarding resource consumption and trends                                         X
-------------------------------------------------------------------------------------------------------------------
   Report usage and resource capacity  to Supplier on a periodic basis                                    X
-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TUNING
-------------------------------------------------------------------------------------------------------------------
   Conduct system performance tuning                                                                      X
-------------------------------------------------------------------------------------------------------------------
   Conduct application performance tuning                                                X
-------------------------------------------------------------------------------------------------------------------
   Provide performance reporting                                                                          X
-------------------------------------------------------------------------------------------------------------------
   Provide technical support for applications tuning efforts                                              X
-------------------------------------------------------------------------------------------------------------------
   Conduct application and hardware benchmarks, if required                                               X
-------------------------------------------------------------------------------------------------------------------
   Conduct system performance reviews                                                                     X
-------------------------------------------------------------------------------------------------------------------
   Measure and analyze system performance                                                                 X
-------------------------------------------------------------------------------------------------------------------
   Review system performance and request adjustments where deemed necessary              X
-------------------------------------------------------------------------------------------------------------------
 DISK MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
   Monitor and control storage performance and resolve exceptions                                         X
-------------------------------------------------------------------------------------------------------------------
   Assign and initialize volumes                                                                          X
-------------------------------------------------------------------------------------------------------------------
   Provide disk utilization forecasts                                                    X
-------------------------------------------------------------------------------------------------------------------
   Determine file and volume placement                                                   X                X
-------------------------------------------------------------------------------------------------------------------
   Set and maintain storage resource efficiency                                                           X
-------------------------------------------------------------------------------------------------------------------
   Maintain established storage standards                                                                 X
-------------------------------------------------------------------------------------------------------------------
   Maintain space requirements according to Wards demand                                                  X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
TANDEM MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                              WARDS            SUPPLIER

-------------------------------------------------------------------------------------------------------------------
   Initiate requests for storage resource increases and decreases                        X
-------------------------------------------------------------------------------------------------------------------
   Perform data migration management                                                                      X
-------------------------------------------------------------------------------------------------------------------
 PHYSICAL SECURITY ADMINISTRATION
-------------------------------------------------------------------------------------------------------------------
   Implement security audit recommendations                                                               X
-------------------------------------------------------------------------------------------------------------------
   Provide administrative and technical support for physical security                                     X
-------------------------------------------------------------------------------------------------------------------
   Monitor and respond to alarm system                                                                    X
-------------------------------------------------------------------------------------------------------------------
   Provide emergency response and notification (Fire etc.)                                                X
-------------------------------------------------------------------------------------------------------------------
 DATA SECURITY ADMINISTRATION
-------------------------------------------------------------------------------------------------------------------
   Define security policies                                                              X
-------------------------------------------------------------------------------------------------------------------
   Define security standards and guidelines                                              X
-------------------------------------------------------------------------------------------------------------------
   Provide passwords and logon ids to security officer                                   X
-------------------------------------------------------------------------------------------------------------------
   Administer security databases (user privileges)                                                        X
-------------------------------------------------------------------------------------------------------------------
   Implement security audit recommendations                                                               X
-------------------------------------------------------------------------------------------------------------------
   Enforce security standards                                                                             X
-------------------------------------------------------------------------------------------------------------------
   The Supplier will create, document and maintain security schemas, profiles and                         X
    procedures for all Tandem system resources as directed by Wards security policy.
-------------------------------------------------------------------------------------------------------------------
 SECURITY SOFTWARE MAINTENANCE
-------------------------------------------------------------------------------------------------------------------
   Software update and implementation                                                                     X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
   Participate and approve results of changes to security software                       X                X
-------------------------------------------------------------------------------------------------------------------
   Administer login Ids and reset passwords for data access
-------------------------------------------------------------------------------------------------------------------
   Classify Information security level                                                   X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 CMA SYSTEM NETWORK MAINTENANCE
-------------------------------------------------------------------------------------------------------------------
   Provide network configuration change requirements                                     X
-------------------------------------------------------------------------------------------------------------------
   Verify change coordination with other platforms                                       X                X
-------------------------------------------------------------------------------------------------------------------
   Complete CMA network generation process                                                                X
-------------------------------------------------------------------------------------------------------------------
   Install network modifications for Tandem and VTAM defines                                              X
-------------------------------------------------------------------------------------------------------------------
   Implement updated Pathway environments for new network                                                 X
-------------------------------------------------------------------------------------------------------------------
 PATHWAY TABLES MAINTENANCE
-------------------------------------------------------------------------------------------------------------------
   Provide Pathway table change requirements                                             X
-------------------------------------------------------------------------------------------------------------------
   Verify change coordination with other parties                                         X                X
-------------------------------------------------------------------------------------------------------------------
   Apply/verify required table changes via screen or programmatic entry                                   X
-------------------------------------------------------------------------------------------------------------------
 APPLICATION SUPPORT
-------------------------------------------------------------------------------------------------------------------
   Provide Network Database creation, update, and install functions as required                           X
    to implement full Tandem system network control for production.
-------------------------------------------------------------------------------------------------------------------
   Create and maintain upgrades for automation procedures used for network                                X
    control, CMA database management, pathway environment database management and statistics gathering, as are currently implemented by Wards.
-------------------------------------------------------------------------------------------------------------------

TANDEM MANAGEMENT
-----------------------------------------------------------------------------------------------------------------------
RESPONSIBILITY DESCRIPTION                                                           WARDS               SUPPLIER
------------------------------------------------------------------------------------------------------------------------
    Act as assisting party in activities required for testing and management of
    development systems for Wards Test Tandem system.                                                       [X]
------------------------------------------------------------------------------------------------------------------------
    Research, advise, and manipulate flat files in support of Wards database
    administration and applications development groups as directed by Wards.                                [X]
------------------------------------------------------------------------------------------------------------------------
    Provide assistance required to complete code testing, program management, system integration and production implementation for Tandem system Year 2000
    project support.                                                                                        [X]
------------------------------------------------------------------------------------------------------------------------

   GLOSSARY OF TERMINOLOGY


APPLICATION SUPPORT           Describes all tasks associated with the operations
                              and systems support of Wards Developed Software.
                              See Configuration Management Application(CMA)
                              definition as example.
WARDS DEVELOPED SOFTWARE      Describes any software application developed by
                              Wards personnel, or third party as a stand alone
                              application, client or server application, system
                              device driver, adjunct or peripheral device
                              driver, or application enhancement capable of
                              operating in the Wards Tandem computing
                              environment.
WARDS PURCHASED SOFTWARE      Describes any software application not developed
                              by Wards personnel capable of operating in the
                              Wards network computing environment.
WARDS SUPPORTED SOFTWARE      Combination of both Wards Developed Software and
                              Wards Purchased Software.
WARDS USER COMMUNITY          All users of Wards IT services including but not
                              limited to Wards employees, subcontractors, and
                              Wards stores.
CONSOLE MANAGEMENT            The act of entering Operating System or sub-system
                              commands at a system terminal, including any
                              switch, key, dial or button located on a system
                              unit.
CONFIGURATION MANAGEMENT      Utility used to configure and maintain a virtual
APPLICATION(CMA)              application port to a physical machine port in
DE-INSTALLATION               support of PRI applications. Removal of a device
                              from the Wards computing environment. This
                              includes returning the device to the Lessor.
HARDWARE                      Describes any stand-alone or network attached
                              Computing Platform, Printer, Plotter, Peripheral,
                              Adjunct device in the Wards network computing
                              environment.
LESSOR                        The hardware supplier of choice for Wards leased
                              Computing Platform devices.
MEDIA                         Any removable and transportable data storage
                              medium used to backup, retain, and restore data,
                              including but not limited to: reel tape, cartridge
                              tape(3490,TK50,TK70,DAT,4mm,8mm), or Compact Disc.
NETBATCH                      Tandem batch utility.
NETWORK DATABASE              Database used by Configuration Management
                              Application(CMA).
PEAK RETAIL PERIOD            Wards largest revenue period defined as November
                              20 - December 31 of any same year.
PERIPHERAL                    Describes any accessory device used in conjunction
                              with other hardware or software devices.

PLOTTER                       Describes both individual and networked (shared)
                              plotters in the Wards computing environment.
PRINTER                       Describes both individual and networked (shared)
                              printers in the Wards computing environment.
PROBLEM                       Problem, deficiency, or delay as reported by a
                              member of the Wards user community.
RESOLVED PROBLEM CALL         Supplier has taken action to correct a problem or
                              deficiency to the satisfaction of the Wards user who reported the problem.
SUPPLIER                      The company providing the contracted services as
                              defined in this document.



BATCH REPORTS
     [_]  Check System Secondary Placements
     [_]  Check Collections Graphic Report
     [_]  Check Activity Report
     [_]  Daily Flash Sales Report
     [_]  Quarterly Purge/Reload of Check/Account Files w/functional report
     [_]  Monthly Management Status Report
     [_]  ORRM(Original Receipted Refund Match) Dups Report
     [_]  ORRM Delete Function/Report
     [_]  ORRM Over Limit Report
     [_]  ORRM Audit Report
     [_]  ORRM Exception Report

                                   EXHIBIT C

                                    CHARGES



MONTHLY SERVICE CHARGE (MSC) FOR 37 MONTH TERM:.......................  $60,000
A. SCOPE:
     1. Tandem support , disaster recovery and account management services as set forth in Exhibit B.
                      ---------
     2. Current Tandem hardware configuration as set forth on attached schedule.
B.   PASS-THROUGH EXPENSES
     - Tandem Third Party Software licenses and maintenance costs incurred by Supplier should be invoiced to Wards as Pass-Through Expenses at cost.
     - All telecommunications lines charges necessary for connectivity between Wards corporate complex, Signature and Supplier's data center.

C. OUT-OF-SCOPE
     During the Service Agreement Term, services requested by Wards that are not within the scope of the Tandem Services as set forth in Exhibit B should be
                                                             ---------
     invoiced to Wards at cost plus 20%.
D. TERMINATION CHARGES
     - In the event of termination for any reason, Wards shall repurchase the Tandem equipment acquired by Supplier at the unamortized principal balance set forth in the attached schedule.

                 TANDEM ONE-TIME AMORTIZATION
                 ----------------------------
                 SCHEDULE
                 --------

                Beginning                                                  Unamortized
                Principal       Monthly       Interest       Principal      Principal
   Month         Balance        Payment        Expense       Reduction       Balance
------------  -------------  -------------  -------------  -------------  --------------
     1          $350,000.00     $10,967.73      $2,333.33     $ 8,634.39    $341,365.61
     2          $341,365.61     $10,967.73      $2,275.77     $ 8,691.96    $332,673.65
     3          $332,673.65     $10,967.73      $2,217.82     $ 8,749.90    $323,923.74
     4          $323,923.74     $10,967.73      $2,159.49     $ 8,808.24    $315,115.51
     5          $315,115.51     $10,967.73      $2,100.77     $ 8,866.96    $306,248.55
     6          $306,248.55     $10,967.73      $2,041.66     $ 8,926.07    $297,322.48
     7          $297,322.48     $10,967.73      $1,982.15     $ 8,985.58    $288,336.90
     8          $288,336.90     $10,967.73      $1,922.25     $ 9,045.48    $279,291.42
     9          $279,291.42     $10,967.73      $1,861.94     $ 9,105.79    $270,185.63
     10         $270,185.63     $10,967.73      $1,801.24     $ 9,166.49    $261,019.14
     11         $261,019.14     $10,967.73      $1,740.13     $ 9,227.60    $251,791.54
     12         $251,791.54     $10,967.73      $1,678.61     $ 9,289.12    $242,502.43
     13         $242,502.43     $10,967.73      $1,616.68     $ 9,351.05    $233,151.38
     14         $233,151.38     $10,967.73      $1,554.34     $ 9,413.39    $223,738.00
     15         $223,738.00     $10,967.73      $1,491.59     $ 9,476.14    $214,261.85
     16         $214,261.85     $10,967.73      $1,428.41     $ 9,539.32    $204,722.54
     17         $204,722.54     $10,967.73      $1,364.82     $ 9,602.91    $195,119.63
     18         $195,119.63     $10,967.73      $1,300.80     $ 9,666.93    $185,452.70
     19         $185,452.70     $10,967.73      $1,236.35     $ 9,731.38    $175,721.32
     20         $175,721.32     $10,967.73      $1,171.48     $ 9,796.25    $165,925.07
     21         $165,925.07     $10,967.73      $1,106.17     $ 9,861.56    $156,063.51
     22         $156,063.51     $10,967.73      $1,040.42     $ 9,927.30    $146,136.20
     23         $146,136.20     $10,967.73      $  974.24     $ 9,993.49    $136,142.72
     24         $136,142.72     $10,967.73      $  907.62     $10,060.11    $126,082.61
     25         $126,082.61     $10,967.73      $  840.55     $10,127.18    $115,955.43
     26         $115,955.43     $10,967.73      $  773.04     $10,194.69    $105,760.74
     27         $105,760.74     $10,967.73      $  705.07     $10,262.66    $ 95,498.08
     28         $ 95,498.08     $10,967.73      $  636.65     $10,331.07    $ 85,167.01
     29         $ 85,167.01     $10,967.73      $  567.78     $10,399.95    $ 74,767.06

     30         $ 74,767.06     $10,967.73      $  498.45     $10,469.28    $ 64,297.78
     31         $ 64,297.78     $10,967.73      $  428.65     $10,539.08    $ 53,758.70
     32         $ 53,758.70     $10,967.73      $  358.39     $10,609.34    $ 43,149.37
     33         $ 43,149.37     $10,967.73      $  287.66     $10,680.07    $ 32,469.30
     34         $ 32,469.30     $10,967.73      $  216.46     $10,751.27    $ 21,718.03
     35         $ 21,718.03     $10,967.73      $  144.79     $10,822.94    $ 10,895.09
     36         $ 10,895.09     $10,967.73      $   72.63     $10,895.09         ($0.00)


                             TANDEM CONFIGURATION


CPU
---
1              K2006          Tandem Himalaya
                                   w/6 Processors
                                   w/256 MB Memory each
                                   Guardian D43 or greater
                                   (3 CPU cabinets - 3 I/O cabinets)

I/O CONTROLLERS
---------------

12 MFC (MULTI FUNCTION CONTROLLERS 3681)

(Multi Function controllers used for Disk, Terminals and additional 5515 desk top printer



DISK DRIVES
-----------

16           4260        8 mirrored drives - 4.0 GB each.

                                   CARTRIDGE DRIVES
1            5196                  Cartridge Drive

                                   PRINTER
1            3601                  To support a 600 LPM 5516 Printer

COMMUNICATION CONTROLLERS
-------------------------

14           3604                  Bit Sync Controller (4 RS232 Ports)
1            3605                  Bit/Byte/Async Controller (4 RS232
Ports)
1                            3606  Async Controller (16 ports each)

3           3615                Ethernet Adapter
4           3616                Token Ring Controller

EXHIBIT D

                            SERVICE LEVEL AGREEMENT



                            SERVICE LEVEL AGREEMENT
                            -----------------------

                              FOR TANDEM SERVICES

                               TABLE OF CONTENTS

                                                                                     Page
                                                                                     ----
I.   GENERAL.........................................................................  27
     A.    General...................................................................  27
     B.    Definitions...............................................................  27
     C.    Measurement...............................................................  28
     D.    Effective Date for Service Levels.........................................  28
     E.    Revisions.................................................................  28
     F.    Single Point of Contact...................................................  38

II.  SERVICE LEVELS
     A.    Definitions...............................................................  29
     B.    Service Level Measures....................................................  29
     C.    Service Levels............................................................  35

III. SERVICE LEVEL CREDITS...........................................................  38
     A.    Credits...................................................................  38
     B.    Method of Calculation.....................................................  38
     C.    Frequency Factor..........................................................  38
     D.    Excused Performance Problem...............................................  39
     E.    Time Limit................................................................  39

IV.  SERVICE LEVEL TERMINATION EVENTS................................................  40
     A.    Definition................................................................  40
     B.    Repeated Service Level Failures...........................................  40
     C.    Repeated Critical Service Level Failures..................................  41
     D.    Catastrophic Level of Service.............................................  41
     E.    Qualification.............................................................  41

                            SERVICE LEVEL AGREEMENT
                              FOR TANDEM SERVICES


I.   GENERAL

     A.   RELATIONSHIP TO SERVICE AGREEMENT AND MASTER AGREEMENT.

     This Service Level Agreement is entered into under the Master Agreement for Information Technology Services between Acxiom Corporation ("Supplier") and Montgomery Ward & Co., Incorporated ("Wards") dated November 6, 1998, and pertains to Service Agreement No. 7: Tandem Services entered into by Wards and Supplier. Any inconsistency between this Agreement, the Service Agreement and the Master Agreement will be resolved pursuant to Section 2.3 of the Master Agreement.

     B.   DEFINITIONS

          In this Service Level Agreement ("SLA"), the terms listed below shall have the indicated meanings. Other terms may be defined in other sections of this SLA. Terms used in this SLA without definition have the meanings ascribed to them in the Master Agreement or Service Agreement.

          1.   Service Level Measure - For any Service identified in this SLA,
               ---------------------
               the method specified in this SLA for quantitatively calculating Supplier's actual performance. The results of these calculations are compared with Service Levels to evaluate Supplier's compliance with Service Levels.

          2.   Service Levels - For any Service identified in this SLA, the
               --------------
               required quantitative level or degree of performance by Supplier specified in this SLA as the "Service Level." The Service Levels are the minimally acceptable levels of service for the Services. Any failure to meet a Service Level is unacceptable and may constitute, based upon the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

          3.   Increased Impact Level - For any Service identified in this SLA,
               ----------------------
               the required quantitative level or degree of performance by Supplier specified in this SLA as the "Increased Impact Level." Any failure to meet an Increased Impact Level is unacceptable and may constitute, based upon the facts and circumstances, a material breach of Supplier's obligations under the Service Agreement.

          4.   Critical Service Levels - Service Levels associated with those
               -----------------------
               Services that are most important to the conduct of Wards' operations, which are the subject of this Service Agreement.

          5.   Service Level Credits - The amounts which Wards shall have the
               ---------------------
               option, but not the obligation, to recover as liquidated damages, in lieu of any other monetary remedies Wards may have, each time Supplier fails to meet the Service Levels for any reason other than those specified in Section III.D of this SLA. Service Level Credits are calculated in the manner described in Section III of this SLA.

          6.   Service Level Termination Event - An occurrence or series of
               -------------------------------
               occurrences of deficient performance by Supplier in performing the Services specified in this SLA as a "Service Level Termination Event." The occurrence of a Service Level Termination Event constitutes, based upon the facts and circumstances, a material breach of Supplier's performance obligations under this Service Agreement and gives Wards the right to terminate this Service Agreement for cause.

     C.   MEASUREMENT

          Unless otherwise stated in this SLA, each Service Level Measure shall be calculated on a complete calendar month basis. Performance results shall be measured and reported based on actual results with any exceptions for Excused Performance Problems reported separately.

     D.   EFFECTIVE DATE FOR SERVICE LEVELS

          The Service Levels provided for in this SLA shall be applicable beginning effective on the Service Level Agreement Commencement Date.

     E.   REVISIONS

          1. From time to time during the Term, the Parties agree to negotiate in good faith to add, delete, or modify then-existing Service Level Measures, Service Levels, and Increased Impact Levels to reflect changes in Wards' business requirements or objectives. All such changes shall be adopted in the form of a signed written amendment to this SLA.

          2. In the event that any applicable system or function is replaced during the Term by a comparable system or function, the Service Level Measure, Service Level, and Increased Impact Level for such replacement system or function shall, to the extent reasonably practicable (i) be defined during the first 30 days of such replacement, and (ii) must be at least equivalent to the then-existing Service Level Measure, Service Level, and Increased Impact Level for the replaced system or function (assuming the replacement system is capable of delivering the same Service Levels as the replaced system).

          3. At all times during the Term, Supplier shall provide the Services in a manner that meets or exceeds the then-existing Service Levels. The remedies for failure to do so shall include the remedies defined in this SLA, the Service Agreement, and the Master Agreement.

     F.   SINGLE POINT OF CONTACT

          Regardless of whether any failure by Supplier to meet a Service Level is attributable to Supplier or an Excused Performance Problem, Supplier shall provide a single point of contact to address resolution of such failure and shall act promptly to address the problem causing the failure. Unless otherwise agreed by

          Wards, the Supplier Project Executive or his or her designee shall be the Supplier's single point of contact.

II.  SERVICE LEVELS

     A.  DEFINITIONS

     Certain technical definitions are included in the Glossary of Terminology that is part of Exhibit B of the Service Agreement.

     B.  SERVICE LEVEL MEASURES

SERVICE SPECIFICATIONS FOR OPERATIONS MANAGEMENT



                    DATA BACKUP, ARCHIVING, AND RESTORATION
                    ---------------------------------------

Objective:    To ensure proper safeguards are being taken by the Supplier to protect critical Wards data with consistent, reliable, and documented process(es) for management of data backups, data archives, and off-site data rotation across the Wards environments under the Supplier's span of control.

DEFINITION:   The Suppliers processes for Data Backup and Archiving of critical data as designated by Wards within the Wards Tandem environment.
              Ensuring the Suppliers processes have identified and are backing up or archiving these critical files.

METHOD: The Supplier will document and maintain the location of critical Wards data and the process used to backup and restore this data if required. The Supplier will provide appropriate tools and processes for managing and measuring compliance with established Data Backup and Archiving guidelines within their control.

SERVICE LEVEL:

                 Values                              Metrics
              -------------------------------------------------------------------------------------
                 Service Level -                     99.9% of all designated critical data is
                                                     being backed up and stored as required as per
                                                     the procedures manual.
              -------------------------------------------------------------------------------------
                 Increased Impact -                  Less than 99.2% of all designated critical
                                                     data is being backed up and stored as
                                                     required as per the procedures manual.
              -------------------------------------------------------------------------------------

IMPACT:                  High

AFFECTED AREA:           Wards User Community, Wards Disaster Recovery Plan

RESPONSIBILITY:          Supplier

PERIOD:                  Monthly

REPORT:                  See Master Agreement Schedule D, Reporting

ACTION:                  See Master Agreement Schedule D II, Action Type-I




                            DISASTER RECOVERY PLAN
                            ----------------------

OBJECTIVE:     To provide Tandem disaster recovery services for the Wards
               Disaster Recovery Plan, which is a non-contractual document. The target is to provide on-going Tandem system services to Wards within 48 hours of a declared disaster, including system processes as well as all Wards critical Tandem applications

DEFINITION:    Supplier declares a disaster when Supplier services to Wards are interrupted due to significant equipment, computer or network related failure as specified in the Wards Disaster Recovery Plan.

METHOD: A declared disaster will be announced by the Supplier Contract Manager as provided in the Wards Disaster Recovery Plan.

SERVICE LEVEL:

                  Values                               Metrics
               ------------------------------------------------------------------------------------------------
                  Service Level                        Complete restoration of Tandem system and applications
                                                       to Wards in compliance with the Wards Disaster
                                                       Recovery Plan
               ------------------------------------------------------------------------------------------------

                  Increased Impact                     Complete restoration of Tandem system and applications
                                                       to Wards not more than 12 hours of  the time period
                                                       specified by the Wards Disaster Recovery Plan
               ------------------------------------------------------------------------------------------------

IMPACT:              High

AFFECTED AREA:       Wards

RESPONSIBILITY:      Supplier

PERIOD:              monthly

REPORT:              See Master Agreement Schedule D, Reporting

ACTION:              See Master Agreement Schedule D II, Action Type-I



                            DISASTER RECOVERY TEST
                            ----------------------

OBJECTIVE:     Supplier will demonstrate its ability to restore Ward's Tandem systems and applications in accordance with the Wards Disaster
               Recovery Plan in the event of a disaster. Supplier will be responsible for the successful execution of the Supplier provided disaster recovery plan for Ward's Tandem system and applications processing.


DEFINITION:       Disaster recovery testing is the process by which Supplier ensures that the services being provided to Wards can be restored in a swift and accurate manner following a disaster situation in accordance with the Wards Disaster Recovery plan, which is a non-contractual document. This service level is valid as long as Wards participates in the disaster recovery planning, and testing process as defined in the Procedures
                  Manual and as mutually agreed to by Supplier and Wards.


METHOD: Supplier will test the Tandem platform once a year. Supplier will provide a full report of the success of each test to a designated Wards representative within one week of the completion of a test.

SERVICE LEVEL:

                     Values                     Metric
                  --------------------------------------------------------------
                    Service Level               For each scheduled test,
                                                critical services specified by
                                                Wards are tested according to
                                                Wards requirements
                  --------------------------------------------------------------
                    Increased Impact            For each scheduled test,
                                                critical services specified by
                                                Wards are not tested according
                                                to requirements
                  --------------------------------------------------------------

IMPACT:           Medium

AFFECTED AREA:    Disaster Recovery Plan

RESPONSIBILITY:   Supplier

PERIOD: Full disaster recovery tests will be conducted by Supplier at Wards' request with selected Wards entities recovering their operations in accordance with the Wards Disaster Recovery Plan. A full report of the success of each test will be submitted to a designated Wards representative within one week of the completion of a test.

RESOURCE RANGE:

REPORT:           See  Master Agreement Schedule D, Reporting

ACTION:           See Master Agreement Schedule D- II, Action Type-II

                              ONLINE AVAILABILITY
                              -------------------

OBJECTIVE:        Monitoring availability and performance according to defined targets. Starting and stopping defined online services according to specified service availability schedules.
                  Initiating Problem Management procedures to rectify any performance or availability failures.

DEFINITION:       Check collection authorization, data collect and check
                  collection applications are scheduled to be available from 06:00 to 23:59, except for Thanksgiving Day, Christmas Day and
                  Easter Day.

METHOD: Monitoring all online services to ensure their performance and availability remains within stated service levels. The Supplier will provide console or other appropriate management processes to control the Wards Tandem environments within their control.

SERVICE LEVEL:

                    Values                    Metric
                  --------------------------------------------------------------
                    Service Level -           99.9% of all Online Services have
                                              been maintained to Wards
                                              schedules.
                  --------------------------------------------------------------
                    Increased Impact -        Less than 99.4% of all Online
                                              Services have been maintained to
                                              Wards schedules.
                  --------------------------------------------------------------

IMPACT:             High

AFFECTED AREA:      Wards Employees, applications, distribution and stores.

RESPONSIBILITY:     Supplier

PERIOD:             Monthly

REPORT:             See Master Agreement Schedule D, Reporting


ACTION: See Master Agreement Schedule D, Corrective Action for Service Level Metrics, Action Type-I

SERVICE SPECIFICATIONS FOR SYSTEM MANAGEMENT
--------------------------------------------

                               SOFTWARE UPGRADES
                               -----------------

OBJECTIVE:        To maintain Wards Tandem system software at a current release, unless otherwise stipulated by Wards.

DEFINITION:       Installing or upgrading versions of the Tandem system software as listed in Exhibit G.

METHOD: Supplier will be required to provide software inventory reports indicating each product's release level per Tandem system at Wards request.


SERVICE LEVEL:
                    ------------------------------------------------------------
                        Values                 Metric
                    ------------------------------------------------------------
                        Service Level -        All Tandem system software
                                               maintained within 4 months of
                                               most current release, or as
                                               mutually agreed upon by Wards and
                                               Supplier. PTFs to correct a known
                                               problem will be installed within
                                               48 hours, or as mutually agreed
                                               upon by Wards and Supplier.
                    ------------------------------------------------------------
                        Increased Impact -     All Tandem system software
                                               maintained at more than 6 months
                                               of most current release, or as
                                               mutually agreed upon by Wards and
                                               Supplier.
                    ------------------------------------------------------------


IMPACT:              Medium

AFFECTED AREA:       Wards User Community

RESPONSIBILITY:      Supplier

PERIOD:              Monthly

HOURS OF OPERATION:  7x24x365.

RESOURCE RANGE:      For all Wards Tandem systems, present and future, which are under the Supplier's management.

REPORT:              See Master Agreement Schedule D, Reporting

ACTION:              See Master Agreement Schedule D- II, Action Type - II



                           REQUEST TIME TO COMPLETE
                           ------------------------

OBJECTIVE:        To insure that pre-defined Tandem system environment
                  modification requests are completed in an acceptable amount of time.

DEFINITION:       Tandem system environment modification requests are those
                  Tandem system management functions performed by the Supplier in comprehensive support of the Tandem system processing environment.

METHOD: The Supplier provided change management system or Supplier provided help desk problem tracking system will be used to calculate time to complete.

SERVICE LEVEL:

                     -----------------------------------------------------------
                         Values                    Metric
                     -----------------------------------------------------------
                         Service Level -           95% of requests completed by
                                                   agreed upon target dates.
                     -----------------------------------------------------------
                         Increased Impact -        Less than 90% of requests
                                                   completed by agreed upon
                                                   target dates.
                     -----------------------------------------------------------

IMPACT:                 High

AFFECTED AREA:          Wards User Community

RESPONSIBILITY:         Supplier

PERIOD:                 Monthly

HOURS OF OPERATION:     06:00 - 23:59

RESOURCE RANGE:         For all Wards Tandem systems, present and future, which
                        are under the Supplier's management.

REPORT:                 See Master Agreement Schedule D, ReportingACTION:
                        See Master Agreement Schedule D- II, Action Type - I



                                RESPONSE TIME
                                -------------

OBJECTIVE:        Supplier will provide acceptable response times for end users.

DEFINITION:       Measured as internal port-to-port response time.

         Application            Service Level             Increased Impact
--------------------------------------------------------------------------------

LU- Big Ticket              Sub- seconds               More than 1.5 seconds
--------------------------------------------------------------------------------

Credit and Check on         Sub seconds                Greater than 1.5 seconds
Authorization
--------------------------------------------------------------------------------

METHOD: Data Capture: The Supplier will use Supplier provided manual records, job logs, systems logs, and any other tools available to determine the response time
                  Measurement Interval: At least once per period or by exception (i.e. missing a threshold). Supplier will provide monthly summary reports to Wards Management for review.

SERVICE LEVEL:
                ----------------------------------------------------------------
                  Description                 Data Point
                ----------------------------------------------------------------

                  Service                     Level 98% of Tandem system
                                              transactions are completed in less
                                              than service level response time.
                ----------------------------------------------------------------
                  Increased Impact            Less than 97% of Tandem system
                                              transactions are completed in less
                                              than the increased impact response
                                              time.
                ----------------------------------------------------------------

IMPACT:                High

AFFECTED AREA:         Wards Offices and Employees

RESPONSIBILITY:        Service Performance: Supplier provides all services
                       related to this Service Level.

                       Compliance Management: Supplier provides calculation, reporting and analysis for this Service Level

PERIOD:                Monthly

HOURS OF OPERATION:    06:00 - 23:59

RESOURCE RANGE:        This service level is valid, provided the transaction
                       rates do not exceed benchmarked transactions per day:

REPORT:                See Master Agreement Schedule D, Reporting

ACTION:                See Master Agreement Schedule D - II, Type-I






         C.   SERVICE LEVELS
         -------------------

         The Service Levels are identified in the following table(s). Each Service Level is assigned a Severity Weight in the following table(s), which is used in the calculation of the Service Level Credits. The Severity Weights are expressed as percentages, totaling 100% for all Service Levels, and approximate the relative severity of the impact on Wards operations of failures to meet the respective Service Levels. The parties acknowledge that these percentages are approximations of probable severity and relative importance and do not limit Wards' right to contend that one or more failures to meet one or more of the Service Levels may constitute a material breach of the Agreement. Upon 30 days advance notice to Supplier, Wards may adjust the Severity Weights of the respective Service Levels as Wards deems appropriate so long as the total of such percentages does not exceed 100%.

----------------------------------------------------------------------------------------------------------------------------
  SERVICE               DESCRIPTION      SERVICE LEVEL                 SEVERITY      SERVICE LEVEL      INCREASED
   LEVEL                                 MEASUREMENT                    WEIGHT                          IMPACT LEVEL
STANDARD ID
----------------------------------------------------------------------------------------------------------------------------
                                         DATA BACKUP,                    5           99.9% of all       Less than 99.2% of
                                         ARCHIVING AND                                designated        all designated
                                          RESTORATION                                critical data       critical data is
                                                                                       is being         being backed up
                                                                                      backed up           and stored as
                                                                                     and stored as      required  as per
                                                                                       required as        the procedures
                                                                                         per the             manual.
                                                                                       procedures
                                                                                        manual.
----------------------------------------------------------------------------------------------------------------------------
                                         DISASTER RECOVERY                            Complete           Complete
                                               PLAN                                restoration of        restoration of
                                                                                     Tandem            Tandem system and
                                                                                     system and        applications to
                                                                                     applications        Wards not more
                                                                                    to Wards in        than 12 hours of
                                                                                    compliance with     the time period
                                                                                      the Wards       specified by the
                                                                                      Disaster        Wards Disaster
                                                                                     Recovery Plan     Recovery Plan
----------------------------------------------------------------------------------------------------------------------------
                                           DISASTER RECOVERY                            For each      For each scheduled
                                               TEST                                 scheduled test,     test, critical
                                                                                        critical      services specified
                                                                                        services       by Wards are not
                                                                                      specified by     tested according
                                                                                       Wards are        to requirements
                                                                                         tested
                                                                                      according to
                                                                                         Wards
                                                                                      requirements
----------------------------------------------------------------------------------------------------------------------------
                                            ONLINE AVAILABILITY         80          99.9% of all      Less than 99.4% of
                                                                                    Online Services       all Online
                                                                                       have been      Services have been
                                                                                     maintained to       maintained to
                                                                                    Wards schedules.         Wards
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     schedules.
----------------------------------------------------------------------------------------------------------------------------
                                             SOFTWARE UPGRADES                         All Tandem      All Tandem system
                                                                                    system software        software
                                                                                       maintained     maintained at more
                                                                                    within 4 months    than 6 months of
                                                                                    of most current      most current
                                                                                     release, or as     release, or as
                                                                                    mutually agreed     mutually agreed
                                                                                     upon by Wards     upon by Wards and
                                                                                     and Supplier.         Supplier.
                                                                                    PTFs to correct
                                                                                    a known problem
                                                                                        will be
                                                                                       installed
                                                                                       within 48
                                                                                      hours, or as
                                                                                    mutually agreed
                                                                                     upon by Wards
                                                                                     and Supplier.
----------------------------------------------------------------------------------------------------------------------------
                                             REQUEST TIME TO                        95% COMPLETE BY      LESS THAN 90%
                                                COMPLETE                              TARGET DATE     COMPLETE BY TARGET
                                                                                                             DATE
----------------------------------------------------------------------------------------------------------------------------
                                              RESPONSE TIME               15         98% of Tandem     Less than 97% of
                                                                                         system          Tandem system
                                                                                      transactions     transactions are
                                                                                     are completed     completed in less
                                                                                      in less than    than the increased
                                                                                     service level      impact response
                                                                                     response time.          time.
----------------------------------------------------------------------------------------------------------------------------

    The following Service Levels are designated as Critical Service Levels:



      -----------------------------------------------------------------------
        SERVICE                   APPLICATION              DESCRIPTION
         LEVEL
        STANDARD
      -----------------------------------------------------------------------

     --------------------------------------------------------------------------
         ID


     --------------------------------------------------------------------------
                                                          ONLINE AVAILABILITY
     --------------------------------------------------------------------------
                                                            RESPONSE TIME
     --------------------------------------------------------------------------

III.     SERVICE LEVEL CREDITS

         A.       CREDITS

         In each case of a failure to satisfy a Service Level Supplier will, within five (5) days from the identification of the deviation from the applicable Service Level, provide to Wards a plan of activities which will allow Supplier to satisfy the applicable Service Level at the earliest date practicable. In addition, Wards shall be entitled to recover a Service Level Credit for such Service Level calculated in the manner described below, provided, however, that the aggregate amount of such Service Level Credits for any given month will not exceed twenty percent (20%) of Supplier's monthly charges under this Service Agreement for the applicable month (excluding Pass-Through Expenses, if any). If a single event directly causes the failure to achieve more than one Service Level, then only one Service Credit will apply. In such event, Wards will select the Service Level that will be used for the calculation of the Service Credit.

         B.       METHOD OF CALCULATION

         If Supplier fails to meet or exceed a Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any). If Supplier's performance fails to meet an Increased Impact Level for any Service Level, the Severity Weight corresponding to that Service Level, expressed as a percentage, will be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any) (this calculation being in lieu of, and not in addition to, the credit calculation for the corresponding Service Level failure). To calculate the total Service Level Credit due to Wards for the applicable month, the amounts calculated for each Service Level or Increased Impact Level as described above will be totaled and such amount shall be available as a credit to Wards against Supplier's invoice for the applicable month.

         C.       FREQUENCY FACTOR

         In any case where Supplier fails to achieve the same Service Level (including failure to achieve the designated Increased Impact Level for that Service Level) in two consecutive months or in any four months in any 12-month period, the applicable Severity Weight shall be doubled and such percentage will be multiplied times an amount equal to ten percent (10%) of Supplier's total charges for the applicable month (excluding Pass-Through Expenses and Special Charges, if any) and for any subsequent months in which Supplier fails to achieve such Service Level or Increased Impact Level; provided, however, that in no case will Supplier be liable for total Service Credits which exceed ten percent (10%) of the applicable monthly invoice month (excluding Pass-Through Expenses and Special Charges, if any).

The Service Credits will revert to the method of calculation provided in Section III.A. above in the following circumstances:

     1. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is different from the root problem that was the cause of the failure in the first month, the calculation will revert to the method of calculation provided in Section III.A. following four consecutive months of meeting or exceeding the Service Level.

     2. In the instance where the frequency factor has been triggered by consecutive months of failing to achieve the same Service Level and the failure in the second month is caused by a root problem that is the same as the root problem that was the cause of the failure in the first month, the calculation will revert to the method of calculation provided in Section III.A. following ten consecutive months of meeting or exceeding the Service Level.



     D.     EXCUSED PERFORMANCE PROBLEM

            Supplier shall not be liable to pay Wards Service Level Credits for any failure to meet a Service Level to the extent that such a failure is directly attributable to (i) a Force Majeure Event; (ii) breaches of this Agreement by Wards, provided that Supplier has provided Wards with reasonable notice of such breach immediately after becoming aware of it and determining that such breach will adversely impact Supplier's performance of Services and Supplier has used all Commercially Reasonable Efforts to perform notwithstanding such breach; (iii) acts or omissions of Wards (or third parties acting on behalf of Wards under a written agreement, provided that Supplier has provided Wards with reasonable notice of such act or omission immediately after becoming aware of it and determining that such breach will adversely impact Supplier's performance of Services and Supplier has used all Commercially Reasonable Efforts to perform notwithstanding such act or omission; (iv) the first manifestation of an extraordinary latent error or defect in Equipment used by Supplier in providing the Services (and any related repeated instances pending the applicable Supplier's correction of the defect) if such defect was (1) unknown to Supplier and (2) not disclosed in any information distributed by the third party licensor, manufacturer, or distributor and (3) not preventable or discoverable through normal testing or maintenance procedures. The foregoing are referred to herein collectively as an "Excused Performance Problem." Supplier shall be liable to grant Wards Service Level Credits for any failure to meet a Service Level attributable to any cause other than causes expressly included in the categories listed above.

     E.     TIME LIMIT

            If Supplier does not notify Wards of any Excused Performance Problem (as described in Section III.D above) within ninety (90) days of the date Supplier provides Performance Reports covering the time period during which the Excused Performance Problem is alleged to have occurred, then Supplier shall be deemed to have waived the claim of an Excused Performance Problem.

IV.   SERVICE LEVEL TERMINATION EVENT

      A.   DEFINITION

           1.   Measurement Event - For purposes of this section, a "Measurement
                -----------------
                Event" will be the monthly calculation of Supplier's actual performance for each Service Level or Critical Service Level. The total possible Measurement Events during any specific period of time is the product of the number of months in that time period times the number of Service Levels or Critical Service Levels, as applicable.

           2.   Failure Event - For purposes of this section a "Failure Event"
                -------------
                shall be a specific Measurement Event for which Supplier fails to achieve the relevant Critical Service Level(s) or Service Level(s); provided, however, that any such failure caused by an event described in Section III.D of this SLA shall not be counted as a Failure Event. Any single event, act or omission that causes multiple Service Levels to be missed will be counted as one Failure Event.

      B.   REPEATED SERVICE LEVEL FAILURES

           Certain repeated failures by Supplier to achieve the required Service Levels will constitute a Service Level Termination Event.

           The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the Maximum
                                                            -------
           Failure Events specified in the following table:

----------------------------------------------------------------------------------------------------------------------
                                                              MAXIMUM FAILURE EVENTS     TOTAL MEASUREMENT EVENTS
                                                                 (SERVICE LEVELS)          IN MEASUREMENT PERIOD
        SERVICE LEVEL           MEASUREMENT PERIOD
----------------------------------------------------------------------------------------------------------------------
 Service Level Failure Event    Rolling Six Months                       8                           19
----------------------------------------------------------------------------------------------------------------------
 Service Level Failure Events   Rolling Twelve Months                    12                          38
----------------------------------------------------------------------------------------------------------------------
 Increased Impact Level         Rolling Six Months                       6                           19
 failure
----------------------------------------------------------------------------------------------------------------------
 Increased Impact Level         Rolling Twelve Months                    8                           38
 Failure Events
----------------------------------------------------------------------------------------------------------------------

         C.   REPEATED CRITICAL SERVICE LEVEL FAILURES

              Certain repeated failures by Supplier to achieve the required Critical Service Levels will constitute a Service Level Termination Event.

              The Service Level Measure for determining when such a Service Level Termination Event has occurred will be the number of Failure Events occurring during the relevant Measurement Period. A Service Level Termination Event will have occurred if Supplier exceeds the
                                                                     -------
              Maximum Failure Events specified in the following table:


--------------------------------------------------------------------------------------------------------------------
 SERVICE LEVEL MEASURE           MEASUREMENT PERIOD         MAXIMUM FAILURE EVENTS       TOTAL MEASUREMENT EVENTS
                                                            (CRITICAL SERVICE LEVELS)      IN MEASUREMENT PERIOD
--------------------------------------------------------------------------------------------------------------------
 Service Level Failure Events    Rolling Six Months                     3                          12
--------------------------------------------------------------------------------------------------------------------
Service Level Failure Events     Rolling Twelve Months                  6                          24
--------------------------------------------------------------------------------------------------------------------
Increased Impact Level           Rolling Six Months                     2                          12
Failure Events
--------------------------------------------------------------------------------------------------------------------
Increased Impact Level           Rolling Twelve Months                  4                          24
Failure Events
--------------------------------------------------------------------------------------------------------------------


         D.   CATASTROPHIC LEVEL OF SERVICE


              Recovery of the Tandem Service beyond twenty-four hours of the scheduled time to recover those Services under the Wards Disaster Recovery Plan.



         E.   QUALIFICATION

              Nothing in this Section IV is intended to imply that any lesser number or different combination of occurrences of deficient performance by Supplier may not also constitute a material breach of Supplier's obligations warranting termination of the Service Agreement by Wards for cause.

                                    EXHIBIT E

                              TRANSFERRED EQUIPMENT

                                      NONE

                                    EXHIBIT F

                         WARDS FACILITIES AND EQUIPMENT

WARDS FACILITIES DESIGNATED FOR USE BY SUPPLIER AT WARDS CORPORATE HEADQUARTERS AS DESCRIBED IN EXHIBIT F TO SERVICE AGREEMENT NO. 2 (DATA CENTER SERVICES).

                                    EXHIBIT G

                            THIRD PARTY CONTRACTS AND
                              THIRD PARTY SOFTWARE

     PROD: Tandem Himalaya K2000 Guardian System Software as defined for System #034398:

1 R0179D46    C++ RTL V2
1 R0246D45    SQL/MP COMP AGENT
1 R0248D45    XDR STREAMS
1 R0281D44    NMCOBOL DUMMY RTL
1 R1002D40    LDST - LABELLED DUMP SUPPORT TEMPLATES
1 R1013D45    SERPENT (SOURCE ITAR)
1 R1041D20    SNMP TRAP MULTIPLEXOR
1 R1064D40    NFS SUBSYSTEM PTRACE FORMATTING MODULE
1 R1070D45    OSS ENCRYPTION ROUTINES (STUBS FOR EXPORT)
1 R2076D46    TMF-3 UTILITY PROGRAMS
1 R2079D40    FINDER - LOOKS FOR ASCII STRINGS IN EDIT FILES
1 R5800D46    NONSTOP C BASE - MULTITHREADED NONSTOP C LIBRARY
1 R5810D42    TSQLRUN - SQL LICENSE
1 R5812D42    TS/MP LICENSE - LICENSING SW FOR NONSTOP TS/MP
1 R5813D42    PATHWAY/TS LICENSE - LICENSING SW FOR PATHWAY/TS
1 R5816D44    MIGSCF - MIGRATE PUP AND COUP COMMAND FILES TO SCF
1 R5819D45    OSS PTHREADS
1 R5838D45    NSKCOM - INTERFACE TO USER-CONFIG. NSK FUNCTION
1 R5895D46    C++ STANDARD LIBRARY
1 R6017D44    NMLINKER - NATIVE MODE LINKER
1 R6030C32    DSM/SCM - HOST/PLANNER COMPONENTS
1 R6031C32    DSM/SCM - TARGET COMPONENTS
1 R6037D45    MEASURE STUBS
1 R6166D20    XLLINK - AXCEL LINKER
1 R6533D45    STDSEC - STANDARD SECURITY PRODUCT (SOURCE ITAR)
1 R6543D40    XLTRACE
1 R6553D45    FUP - FILE UTILITY PROGRAM
1 R6570D30    NLCP - NATIONAL LANGUAGE CHARACTER PROCESSING
1 R6572D40    ICONV TABLE - ICONV CHARACTER MAPPING TABLES
1 R6954D20    SNAX/CREATOR PROCESS
1 R6957D30    CONSOLES - RMI & MIOP
1 R6965D40    SEEVIEW
1 R7861D42    TSQLPRL - SQL PARALLEL LICENSE
1 R7862D20    SNMP MIB-II SUBAGENT
1 R7898D45    SRL MANAGEMENT
1 R7923D40    STD FUNCTIONS RTL
1 R7928D40    TS/MP SERVERCLASS PROCS
1 R7932D40    SOCKET LIBRARY STUB
1 R7934D44    TS/MP ROUTMON

1 R7956D40    OSSFSLIB II - OSS FILE SYSTEM LIBRARY #2
1 R8121D31    M3681 MFC SOFTWARE
1 R8160D42    OSS SUBJECT API
1 R8163D40    TSQLDEV - SQL DEVELOPMENT ENVIRONMENT
1 R8302D46    TMF-3 STUB - TMF-3 LIBRARY STUB
1 R8304D45    NMCGEN - NATIVE MODE CODE GENERATOR
1 R8343D42    PATHWAY/TS - (TCP SCUP AND SCOBOL)
1 R8344D44    TS/MP PATHMON - PATHMON/PATHCOM
1 R8345D44    TS/MP PATHSEND
1 R8363D41    CONGRUENCY MANAGER
1 R8374D30    NSK XIO
1 R8375D42    QIOLIB - QIO LIBRARY
1 R8405D31    K2K CPU MDP FW - HIMALAYA K2000 CPU MDP FIRMWARE
1 R8431D45    NATIVE CRE/RTL - COMMON RUNTIME ENVIRONMENT (*SI)
1 R8432D44    NATIVE C RTL (SOURCE ITAR)
1 R8449D20    FASTPLW - SPOOLER PRINT PROCESS FOR LASERWRITERS
1 R8468D44    SMSYSLIB
1 R8473D46    TOOLS.H++ LIBRARY
1 R8488D40    SSG - SEEVIEW SERVER GATEWAY
1 R8496D40    HOST ROSOURCES SA - SNMP HOST RESOURCES MIB SUBAGT
1 R8497D40    IMMU-API
1 R8606D46    TMF-3 LIB
1 R8607D46    TMF-3 MAIN
1 R8608D46    TMF-3 TMP
1 R8609D46    TMF-3 RC
1 R8629D43    OSS L&T UTILS - OSS LANGUAGES & TOOLS UTILITIES
1 R8651D30    HIMALAYA LOBUG - LOW-LEVEL DEBUGGER FOR HIM SYS
1 R8652D46    TMF-3 COM
1 R8669D46    AUDIT FIXUP
1 R8671D42    QIOMON - QIO MANAGER PROCESS
1 R8672D40    SMEMSCF - SCF PRODUCT MODULE FORM SMEM
1 R8694D46    TMF-3 SERVE
1 R8695D46    TMF-3 DR
1 R8696D46    TMF-3 CAT
1 R8697D46    TMF-3 AR-ROUTINE
1 R8698D46    TMF-3 MON2
1 R8949D46    SECURITY EVENT EXIT
1 R8952D40    TRACE - TRACING FUNCTIONS FOR SUBSYSTEMS
1 R8995D40    OPENSCSI IOP
1 R9003D45    EXTDECS (EXTERNAL DECLARATIONS)
1 R9023D42    SCUTIL - SYSTEM CONFIGURATION UTILITY
1 R9050D45    NONSTOP KERNEL (SOURCE ITAR PRE D30)
1 R9051D10    ENVOY
1 R9053D46    DP2 - ENHANCED DISC PROCESS
1 R9055D46    FILSYS - FILE SYSTEM
1 R9057D40    EXPAND

1 R9058D10    AXCESS - CHARON/CHARINT/CUP
1 R9060D11    X25AM - X.25 AXCESS METHOD
1 R9064D41    SNAX/XF - TANDEM SNA PROTOCOL
1 R9074D46    UTIL - OPERATING SYSTEM UTILITIES
1 R9086D45    MEASURE - EXAMINING SYSTEM PERFORMANCE STATISTICS
1 R9088D20    ENVOYACP/XF - ENVOYACP/XF
1 R9095D44    TSQL - TSQL COMPILER
1 R9101D41    SPOOL - SPOOLER
1 R9113D30    MBCS STUBS
1 R9117D40    EXPAND MGR
1 R9152D30    ENFORM
1 R9157D30    GUARDIAN I/O - I/O SUBSYSTEM FOR GUARDIAN 90
1 R9159D30    T16 XIO INTERFACE - FOR NEW I/O SUB SYSTEM
1 R9175D20    MLSRV-SMB FILE SERVER FOR MULTILAN
1 R9189D40    NETBATCH PLUS
1 R9191D46    TSQLCI - TSQL USER CONVERSATIONAL INTERFACE
1 R9193D44    TSQLEXE - TSQL EXECUTOR
1 R9194D46    TSQLCAT - TSQL CATALOG MANAGER
1 R9195D46    TSQLUTIL - TSQL UTILITIES
1 R9196D45    TSQLFIL - TSQL FILE SYSTEM
1 R9197D46    TSQLMSG - TSQL MISCELLANEOUS
1 R9198D44    SQLCI2 - TSQL CONVERSATIONAL INTERFACE 2
1 R9205D46    TACL - TANDEM ADVANCED COMMAND LANGUAGE
1 R9216D30    DSMS/DSNM - DISTRIB SYS NETWORK MGMT CORE & SUBSYS
1 R9219D40    IOPRM - I/O PROCESS REQUEST MANAGER
1 R9227D45    C++ RUN-TIME LIBRARY
1 R9228D40    FILSYS LIBRARIES
1 R9229D44    NATIVE RT KERNEL - KERNEL-LEVEL RUNTIME FUNCTIONS
1 R9248D44    PTAL - PORTABLE TAL COMPILER
1 R9250D40    TAL - TANDEM APPLICATION LANGUAGE
1 R9267D46    COBOL85 RTL - TANDEM COBOL85 RUN TIME LIBRARY ONLY
1 R9268D37    XTRAVER - RELEASE IDENTIFIER
1 R9276D30    AXCEL - THE ACCELERATOR
1 R9280D40    LANGRTL - TANDEM LANG. COMMON RUN TIME LIBRARY
1 R9289D40    TMDS SCSI SUBSYSTEM
1 R9292D30    APE - ACCELERATED PROGRAM EXAMINER
1 R9298D40    SWID - SOFTWAY FILE IDENTIFICATION UTILITY
1 R9337D40    ATP6100 - 6100 ASYNCHRONOUS TERMINAL PROTOCOL
1 R9338D30    CP6100 - 6100 COMMUNICATIONS PROTOCOL
1 R9339D20    CSSCSM
1 R9347D22    TMDSCDSL - COMM DIAGNOSTIC SERVER LIBRARY
1 R9375D40    TLAM I/O PROCESS
1 R9388D20    CHARON I/O DIAGNOSTIC LIBRARY
1 R9394D10    CMI/CMP
1 R9497D31    TMDS TAPE SUBSYSTEM
1 R9498D30    TMDS DISK SUBSYSTEM

1 R9499D31    TMDS - TANDEM MAINT & DIAGNOSTIC SYSTEM
1 R9500D40    CRUNCHD
1 R9543D45    DSAP/DCOM - DISK MAINTENANCE UTILITIES
1 R9549D30    C RTL - C RUN-TIME LIBRARY (SOURCE ITAR)
1 R9550D40    SOCKET LIBRARY
1 R9551D40    TCPIP PROCESS
1 R9552D46    FTP CLIENT AND SERVER
1 R9553D40    TELSERV
1 R9558D40    TELNET CLIENT-T16
1 R9561D40    I18NLIB -I18N METHODS LIBRARY (SOURCE ITAR)
1 R9566D40    ONC RPC
1 R9576D23    SNMP AGENT
1 R9600D40    GPLIB - GENERAL PURPOSE LIBRARY
1 R9606D20    TEDIT - TANDEM BLOCK MODE EDITOR
1 R9617D42    VPROC - TANDEM VERSION PROC. LIST TOOL
1 R9620D46    FASTSORT - SORT FOR NONSTOP SYSTEM
1 R9621D30    BINDER - TANDEM OBJECT MODULE LINKAGE EDITOR
1 R9622D30    CROSSREF - TANDEM SOFTWARE CROSSREFERENCE TOOL
1 R9624D40    IOEDIT - GPLIB
1 R9626D42    NOFT
1 R9627D40    OSSFSLIB-OSS FILE SYSTEM LIBC.A OBJECTS (*SI)
1 R9631D40    EMS - EMS BASE
1 R9632D31    EMS - EMS DISTRIBUTION SUPPORT
1 R9633D40    DSM TEMPLATE SERVICES
1 R9635D20    DNS - DISTRIBUTED NAME SERVICE
1 R9640D30    VIEWPOINT
1 R9661D40    MC RUN TIME LIBRARY (SOURCE ITAR)
1 R9663D31    DISK/TAPE BOOT  (WAS PART OF T9023)
1 R9664D40    FMTR - FORMATTER
1 R9665D21    SWARC - SOFTWAY ADV RECOVERABLE COMPRESSION
1 R9673D40    INSPECT
1 R9752D40    SPI - SUBSYSTEMS PROGRAMMATIC INTERFACE
1 R9753D40    I/O DRIVERS
1 R9756D40    VISUAL INSPECT SERVER (NSK)
1 R9766D31    TMDS CPU COMMON
1 R9770D31    TMDS MDS COMMON
1 R9789D40    HYA STD MILLICODE-HIMALAYA STANDARD MILLICODE
1 R9793D30    HYA IOS MICROCODE - HIMALAYA IOS MICROCODE
1 Y0238D40    PTR/SNMP FORMAT MOD
1 Y1015D40    TNT SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1016D40    AMT SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1017D40    ATP SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1018D40    CDF SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1019D40    CP6 SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1020D40    CSM SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1021D40    ENV SUBSYSTEM PTRACE FORMATTING MODULE

1 Y1022D40    EXF SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1023D40    EXP SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1024D40    GDS SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1025D40    IPX SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1026D40    LAM SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1027D40    MHS SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1028D40    NNM SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1029D40    OAS SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1030D40    OS4 SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1031D40    OSA SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1032D40    OSF SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1033D40    PRM SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1034D40    QIO SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1035D40    SCP SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1036D40    SCS SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1037D41    SNAX/XF PTRACE PRD MOD          971201
1 Y1038D40    TCI SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1039D40    TLK SUBSYSTEM PTRACE FORMATTING MODULE
1 Y1040D40    X25 SUBSYSTEM PTRACE FORMATTING MODULE
1 Y6015D41    INSTALLATION AIDS
1 Y6021D20    DNS - DOMAIN NAME SERVER
1 Y6022D10    TFTP - TRIVIAL FILE TRANSFER PROTOCOL
1 Y6024D30    SMTP - T/MAIL GATEWAY
1 Y6027D30    MEDIA CATALOG MANAGER
1 Y6028D30    MEDIACOM/MEDIASRV
1 Y6029C31    DSM/SCM - CNFGINFO TOOL
1 Y6041C30    M3126 - DISK CONTROLLER DOWNLOADABLE MICROCODE
1 Y6046C30    P3126 - PROMCODE FOR V90 (CYC)
1 Y6047C20    TCP/IP CONFIG - CONFIGURATION FILES
1 Y6243D40    TCP/IP - SCF MODULE
1 Y6245D30    TELNET SCF PRODUCT MODULE
1 Y6264D40    SNAX/APC - SCF MODULE
1 Y6523D41    TFDS - TANDEM FAILURE DATA SYSTEM
1 Y6539D40    PUP - PERIPHERAL UTILITY PROGRAM
1 Y6556C30    M3218/P3218-PROM/DWNLOAD 5200/NFF CONTROLLER
1 Y6578C30    P3128 - BOOTSTRAP CODE
1 Y6579C30    M3128 - DOWNLOAD CODE
1 Y6587C31    P3602 - PROM CODE FOR 3602 CONTROLLERS
1 Y6588C30    P3603 - PROM CODE FOR 3603 CONTROLLERS
1 Y6591D40    GDSX - SCF PRODUCT MODULE
1 Y6916D41    SNAX/XF - SCF PRODUCT MODULE
1 Y6939D40    SNAX/CRE-2 SCF PRD MOD
1 Y6942D40    GPA - GUARDIAN PERFORMANCE ANALYZER
1 Y6944D40    SNAX/CDF - SCF PRODUCT MODULE
1 Y6946D42    OSI/MHS - SCF PRODUCT MODULE
1 Y6950C20    M3214/P3214 - MICROCODE FOR MUIR/SHASTA TAPE DRIVE
1 Y6956D10    DM-IOPS

1 Y6958D30    LABELED TAPE
1 Y6983D41    TANDEM OSI/APLMGR SCF PRD MOD
1 Y6984D41    TANDEM OSI/FTAM SCF PRD MOD
1 Y8103D40    ONS - OPEN NOTIFICATION SERVICES
1 Y8122C20    CLXSCP - CLX SCP MDP FIRMWARE
1 Y8123C20    PMM MDP - CLX PSMON MDP FIRMWARE
1 Y8127D30    SWCI - SWITCH COMMAND INTERFACE
1 Y8135D30    MFC FIRMWARE - CLX FIRMWARE
1 Y8136D20    TMDSDMFC - TMDS DIAG FOR CLX MFC DATA COMM
1 Y8137D31    PWR - CLX AUTO POWER ON
1 Y8303D31    FIR FIXIT - FIXES BAD FIRS
1 Y8312D40    M3223 - OPEN SCSI PHASE 1
1 Y8368D30    DEFAULT DSM/TC MGR - DEFAULT MEDIA CATALOG MGR
1 Y8370D34    TMDS INVNTRY DIALOUT - SYSHEALTH DIALOUT FOR INV
1 Y8384D40    OCM - OPERATIONS CONSOLE PROCESS
1 Y8416D21    CAM/DFA - CAM DEVELOPMENT FACILITY
1 Y8448D20    CSSSNAX - CSS SNAX ADCCP LINE HOLDER
1 Y8474D20    MULTI EVENT VIEWER (MEV) HOST
1 Y8481D44    CSG - CLIENT SERVER GATEWAY
1 Y8602D31    TCP/IP UTILITIES
1 Y8603D20    SNMP AGENT SCF PRODUCT MODULE
1 Y8623D40    OSSDSM - OSS DSM MODULES
1 Y8644D40    EDDB - EVENT DETAIL DATABASE
1 Y8647D20    P3220/M3320 - 3220 CNTRLR FIRMWRE CODE
1 Y8654D21    IMG MDP - IMAGE CLX CPU MDP USED IN FRMWRD-UPDATE
1 Y8682D30    IPX-SCF SCF PRODUCT MODULE
1 Y8685D30    TAPECOM
1 Y8923D30    NONSTOP TM/MP TIFSERVE
1 Y8929D20    M3216 - TAPE CONTROLLER FIRMWARE
1 Y8975D43    OMF - OBJECT MONITORING FACILITY
1 Y8976D21    TANDEMTALK SCF PRODUCT MODULE
1 Y8980D40    DNI/DDL - DSM NMVT INTERFACE DDL
1 Y9033D30    IXF - INFORMATION EXCHANGE FACILITY - HOST
1 Y9071D20    VIEWSYS - SYSTEM RESOURCE MONITORING UTILITY
1 Y9082D40    SCF - SUBSYSTEM CONTROL FACILITY
1 Y9100D40    DDL - TANDEM DATA DICTIONARY LANGUAGE
1 Y9112D40    COMMON KERNEL DEFS - COMMON KERNEL DEFINITIONS
1 Y9138D20    SRVBYTE - H/W SERVER FOR 3602/3603 CONTROLLERS
1 Y9144D30    TMDSCOMM - DIAG FOR H/W RUNNING ENVOY
1 Y9147D30    CSL - COMM SUBSYSTEM LIBRARY
1 Y9190D30    NETBATCH
1 Y9208D46    DISK UTIL - DISK UTILITIES
1 Y9226D40    INSPECT SUBSYSTEM
1 Y9230D46    RLSEDOC - TANDEM RELEASE DOCUMENTATION
1 Y9264C10    INFOWAY - INFO EXCHANGE BETWEEN TANDEM AND CUST

1 Y9265C32    SYSWAY - COMMUNICATION COMPONENT OF INFOWAY
1 Y9266C31    TRANSWAY - INFOWAY TRANSFER TO GATEWAY
1 Y9279C20    CHARMAPS - COMMON KERNEL CHARACTER MAPS
1 Y9296D31    NOS - SCF MODULE
1 Y9299D10    IC - INVENTORY COLLECTOR
1 Y9301D21    CSSTOOL - CSS PROGRAMMER'S DEVELOPMENT TOOLS
1 Y9302B20    CSSTOOL - COMMUNICATIONS SUBSYSTEMS TOOLS
1 Y9304C20    CSSCIU
1 Y9307C20    CSSASYNC - CSS ASYNCHRONOUS DRIVER
1 Y9311C20    CSSLAPB - EXPAND PROTOCOL
1 Y9312D20    CSSADCCP - ADVANCED DATACOMM CONTROL PROCEDURES
1 Y9317D10    X25LAPB - X.25 PROTOCOL
1 Y9322C30    CSSPRINT - SAGE PRINTER CLIP MODULE
1 Y9323D10    X25AM - SCF PRODUCT MODULE
1 Y9324D40    MLMAN - SCF PRODUCT MODULE
1 Y9325D10    AM3270 - SCF PRODUCT MODULE
1 Y9326D10    TR3271 - SCF PRODUCT MODULE
1 Y9327D30    OSI/AS - SCF PRODUCT MODULE
1 Y9328D30    OSI/TS - SCF PRODUCT MODULE
1 Y9329D40    SNAX/CM - SNAX CONNECTION MANAGEMENT
1 Y9353D20    ZCDGDDL
1 Y9358D20    TMDSCSS - TMDS DIAG FOR 6100/6105/6106 CONTROLLERS
1 Y9360D30    DIAG6204 - 6204 CONTROLLER DIAGNOSTIC
1 Y9362D31    TMDSLAN - LANS ON-LINE DIAGNOSTIC
1 Y9376D40    MLMUX - DOWNLOADABLE CONTROLLER CODE
1 Y9377D30    MLAD - PC BUS BOX CODE (GATEWAY CODE)
1 Y9378D11    LANBOOT - CONTROLLER BOOT CODE
1 Y9379D40    TLAM MANAGER
1 Y9380D30    MLRES - LAN DYNAMIC RESOURCE MANAGEMENT
1 Y9385D40    PTRACE - GENERIC TRACE PROG FOR SEVERAL COMM PROD.
1 Y9395D45    SCP - SUBSYSTEM CONTROL PROCESS FOR NSM
1 Y9396D40    COMMON SPI DEFINITIONS
1 Y9487D20    TMDSTPI-TMDS TANDEM PARALLEL INTERFACE FOR CYCLONE
1 Y9494D31    TMDSIPB - TANDEM MAINT/DIAG. SYSTEM FOR IPB STATUS
1 Y9495D31    TMDS GUARDIAN I/O SUBSYSTEM
1 Y9496D21    TMDS OPTICAL DISK SUBSYSTEM
1 Y9517D43    VHS - VIRTUAL HOMETERM SYSTEM
1 Y9519D20    ARCHUTIL - ARCHIVE UTILITIES
1 Y9545C30    M3219/P3219 - MICROCODE
1 Y9568D30    TMDS LIBRARY
1 Y9569D31    TMDS AUTO
1 Y9578D40    FILE SYSTEM ERRORS
1 Y9586C20    CMDP - I/O REGULATOR FIRMWARE
1 Y9594D30    TABLEPM - SCF TABLE-DRIVEN PM
1 Y9598C20    M3211/P3211 (CYCLONE/TURBO MICROCODE (TNGSING))

1 Y9599C31    CMITOOL - CMI-TO-SCF COMMAND FILE CONVERSION TOOL
1 Y9601D20    EDIT
1 Y9605D10    TFORM - TANDEM FORMATTER
1 Y9607D20    TGAL
1 Y9612C30    INSTALL - TANDEM SOFTWARE INSTALLATION PROGRAM
1 Y9634D30    EMS - FILTERING SUPPORT
1 Y9657D20    M3129 DISK CONTROLLER DOWNLOAD CODE
1 Y9658D20    P3129 - DISK CONTROLLER BOOTSTRAP CODE
1 Y9666C30    SWEDS - ELECTRONIC SW DOWNLOAD
1 Y9671D20    EMS ANALYZER-EVENT MANAGEMENT SERVICE ANALYZER
1 Y9674D30    PDTSHARE - PDT COMMON CODE
1 Y9679D10    ZENVSCF - ENVOY BINARY TABLE FOR SCF
1 Y9683D43    NSX-HOST - NETWORK STATISTICS EXTENDED
1 Y9701D32    SYSHEALTH CODE
1 Y9702D32    SYSHEALTH DATA
1 Y9703D31    SYSUI
1 Y9768D31    TMDS CPU TYPES 4 & 6
1 Y9776D31    TMDS MDS TYPES 4 & 6
1 Y9785D31    HYA CPU DIAG - HIMALAYA CPU DIAGNOSTICS
1 Y9820C20    3125 PROM CODE
1 Y9821C30    M3125 - DOWNLOADABLE MICROCODE
1 Y9849D20    B3129 - B3129 BACK-END CODE
1 Y9884C30    M3215 - NAPA CONTROLLER MICROCODE
1 Y9893D30    AUTOREALLOCATE - AUTO DISK SECTOR REALLOCATION FA
1 Y9896C30    PROFILE - GUARDIAN RLSE MIGRATION PERF. EST. TOOL
1 Y9978D21    HYA I/O MDP FW - HIMALAYA I/O MDP FIRMWARE
1 Y9996D31    REMCP - STD. REMOTE CONSOLE PROCESS FOR VLX/CLX

                                   EXHIBIT H

                                 WARDS SOFTWARE



 .    Disaster Recovery: Tandem Himalaya K20000 Guardian System Software as
     defined for System #034398.
 .    Development: Tandem Himalaya K2000 Guardian System Software as defined for
     System #031697.
 .    Appl: Wards Check Collection system software as in use on system \MWH, designed by Banctec Payment Systems, and maintained by Primary Resource,
     Inc.
 .    Appl: Wards Data Collect system software as in use on system \MWH, designed and maintained by Primary Resource, Inc.
 .    Appl: Wards POS Credit Authorization system software as in use on system
     \MWH, designed by Banctec Payment Systems and Primary Resource, Inc. and maintained by Primary Resource, Inc.
 .    Appl: Wards Verifone/ZON terminal software as in use on MW/Thrifty POS ZON devices utilizing \MWH POS credit authorization via dial-in; designed and maintained by Banctec Payment Systems.
 .    Tool-Appl: Primary Resource, Inc. `CMCOMO' communications management network control process as implemented on Wards \MWH Tandem system for full network systems functionality.
 .    Tool-Appl: Primary Resource, Inc. `CMA' network definition generation process as implemented on Wards ADCU PCs for full network implementation.
 .    Tool-Appl: Primary Resource, Inc. `PRIINFO' high-speed file detail statistic report process as used on Wards \MWH Tandem system for file management.
 .    Tool-Appl: Primary Resource, Inc. `VIEWPROC' cpu/process utilization display monitor, as implemented on Wards VIEWPT and ADCU PCs.
 .    Tool-Appl: Primary Resource, Inc. `REPORTVIEW' Tandem spooler perusal process, as implemented on Wards ADCU PCs and DEV PCs.
 .    Tool-Appl: Cail/TCG, Inc. CTT/W32 Tandem 6530 terminal emulator as implemented on ADCU PCs at Wards offices and remote support locations, including file transfer and async multi-terminal operation.
 .    Tool-Appl: Lotus Development Corp. Lotus Notes as in use for Wards E-mail and scheduling operations.
 .    Appl: Microsoft Corp. MS/Windows95 PC Operating System.
 .    Tool-Appl: Microsoft Corp. MS/Office97Pro.
 .    Tool-Appl: Connect Direct Network Data Mover.

                                    EXHIBIT I

                                SUPPLIER SOFTWARE

                                      NONE

                                      53